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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A/A

(Amendment No. 5)

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material pursuant to Rule 240.14a-12
724 Solutions Inc.
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)1 and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common Shares
	(2)	Aggregate number of securities to which transaction applies: 5,526,849 outstanding Common Shares, and options to purchase an estimated 150,422 additional Common Shares
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
$3.34 per share consideration, plus an additional estimated cash payment of $41,875 with respect to certain outstanding options to purchase Common Shares of the Registrant.

	(4)	Proposed maximum aggregate value of transaction: $18,501,550
	(5)	Total fee paid: $1,979.73
☒	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

PRELIMINARY COPY

NOTICE OF ANNUAL AND SPECIAL MEETING
OF SECURITYHOLDERS

TO BE HELD ON                                    , 2006

AND

MANAGEMENT INFORMATION CIRCULAR
AND PROXY STATEMENT

ARRANGEMENT INVOLVING
724 SOLUTIONS INC.
AND
724 HOLDINGS, INC.

                                    , 2006

THE ARRANGEMENT AND THE ARRANGEMENT AGREEMENT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR BY ANY U.S. STATE SECURITIES COMMISSION, NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY U.S. STATE SECURITIES COMMISSION PASSED UPON THE MERITS OR FAIRNESS OF THE ARRANGEMENT OR THE ARRANGEMENT AGREEMENT OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION CONTAINED IN THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                      , 2006

Dear Securityholders:

        724 Solutions Inc. has entered into an arrangement agreement with Austin Ventures VIII, L.P. and an affiliated entity, 724 Holdings, Inc. Under the agreement, 724 Holdings, Inc. would acquire all of our outstanding common shares not owned by Austin Ventures and Mr. John J. Sims, our chief executive officer. The proposed transaction is to be carried out by way of a court approved plan of arrangement. Under the plan of arrangement, shareholders would receive US$3.34 per common share and holders of options having an exercise price less than US$3.34 would receive cash consideration in an amount per share equal to the difference between US$3.34 and the exercise price. All outstanding options will be terminated.

        Our board of directors approved the arrangement following the report and favourable recommendation of a special committee of directors independent of management and independent of Austin Ventures.

        In reaching its recommendation, the special committee considered, among other things, a fairness opinion from its financial advisor, Thomas Weisel Partners LLC, and a valuation report from its independent valuator, Paradigm Capital Inc. The fairness opinion states that, as of the date of the opinion, and based upon and subject to the various factors, assumptions and limitations set out in the opinion, the consideration to be received by our shareholders, other than Austin Ventures, pursuant to the arrangement is fair, from a financial point of view, to those shareholders. The formal valuation states that, based upon and subject to the various factors, assumptions and limitations set out in the formal valuation, the fair market value of our common shares is between US$2.97 and US$3.50.

        We have called an annual and special meeting of holders of our common shares and holders of certain stock options to consider the arrangement and related matters and the annual business of our company. Our board of directors has concluded that the arrangement is fair to the unaffiliated shareholders and in the best interests of our company and recommends that shareholders vote FOR the arrangement and the related proposals. The accompanying management information circular and proxy statement provides information concerning these matters to assist you in determining how to vote. You are urged to read this information carefully.

        Your vote is very important. Whether or not you are able to attend the meeting in person, please complete and return the enclosed form of proxy to ensure your vote is counted at the meeting. We also encourage shareholders to complete and return the enclosed letter of transmittal in accordance with its instructions so that, if the arrangement is consummated, payment for your common shares can be sent to you promptly following the effectiveness of the arrangement.

        On behalf of the board of directors, I would like to take this opportunity to thank you for your support of our company.

Yours very truly,

J. Ian Giffen
Chairman of the Board of Directors
and of the Special Committee

724 SOLUTIONS INC.
1221 State Street, Suite 200
Santa Barbara, California
USA 93101

NOTICE OF ANNUAL AND SPECIAL MEETING

        Notice is hereby given that the annual and special meeting of holders of common shares and the holders of options exercisable for common shares having an exercise price less than $3.34 per share, or the in-the-money options, will be held on                                    , 2006 at 9:00 a.m. (Pacific Daylight Time) at the Fess Parker's Double Tree Resort at 633 East Cabrillo Boulevard, Santa Barbara, California. Whether or not you will be present in person at the meeting, you should complete and return the enclosed form of proxy as soon as possible.

        Our board of directors has approved an agreement providing for a court approved plan of arrangement, or the arrangement, under section 182 of the Business Corporations Act (Ontario), or the OBCA, involving us, our securityholders and 724 Holdings, Inc., or Holdings, an affiliate of Austin Ventures VIII, L.P., Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P., or, collectively, Austin Ventures. Austin Ventures is, in the aggregate, our largest creditor and our largest shareholder. As a result of the arrangement, Holdings will acquire all of our outstanding common shares, other than common shares owned by Austin Ventures and Mr. John J. Sims, our chief executive officer, for $3.34 per common share. Mr. Sims is not a party to the arrangement agreement but in connection with the arrangement he is expected to exchange all of his common shares in our company for shares of Holdings' capital stock. Each in-the-money stock option will be cancelled by us in exchange for a cash payment in an amount equal to the difference between $3.34 and the exercise price for each share subject to the option (less any required withholding taxes). All other outstanding stock options will be terminated.

        At the meeting, shareholders will convene for the following purposes:

  •
  to consider and, if determined advisable, to pass, a special resolution approving the arrangement under section 182 of the OBCA, or the Arrangement Resolution;

  •
  to consider and, if determined advisable, to pass, a special resolution continuing our company under the OBCA and discontinuing our company under the Canada Business Corporations Act, or the CBCA, or the Continuance Resolution;

  •
  to receive our annual report, including our financial statements, as, at and for the year ended December 31, 2005, and the report of the auditors on those financial statements (without any action by our shareholders being required or proposed to be taken);

  •
  to elect directors to hold office until the next annual meeting of shareholders or until their respective successors are elected or appointed;

  •
  to appoint KPMG LLP as our independent auditors for fiscal 2006;

  •
  to consider and, if determined advisable, to pass, a resolution, approving any adjournment of the meeting, if necessary, to solicit additional proxies in favour of the Arrangement Resolution and/or the Continuance Resolution or otherwise to complete the arrangement; and

  •
  to transact any other business as may properly be brought before the meeting.

        In addition, holders of in-the-money options will convene with shareholders to consider and to vote together with shareholders, as a single class, on the Arrangement Resolution.

        The full text of the Arrangement Resolution is set out in Appendix A to the accompanying management information circular and proxy statement, or Circular, and the full text of the Continuance Resolution is set out in Appendix B to the Circular. The full text of the arrangement agreement is attached as Appendix C to the Circular and the full text of the plan of arrangement is attached as Appendix D to the Circular. A copy of our annual report to shareholders, the Circular, a form of proxy and a letter of transmittal accompany this notice.

        Under the interim order of the court dated             , 2006, or the Interim Order, registered shareholders have the right under the Interim Order to dissent with respect to the Arrangement Resolution. If the

Arrangement Resolution becomes effective, registered shareholders who properly exercise their dissent rights to the Arrangement Resolution will be entitled to be paid fair value for their common shares.

        Under the CBCA, registered shareholders have the right to dissent with respect to the Continuance Resolution. If the Continuance Resolution becomes effective, registered shareholders who properly exercise their dissent rights to the Continuance Resolution will be entitled to be paid fair value for their common shares.

        Failure to comply strictly with applicable dissent procedures may result in the loss or unavailability of any right of dissent. Please see "Dissent Rights of Shareholders" in the Circular and Appendix G to the Circular.

        The record date for determining the holders entitled to vote is                    , 2006. If shareholders acquire common shares subsequent to the record date, shareholders may be entitled to vote at the meeting, but we are not soliciting forms of proxy from such shareholders.

        In order to be voted, proxies must be received by us, c/o our registrar and transfer agent, Computershare Investor Services Inc., by mail to P.O. Box 7021, 31 Adelaide Street East, Toronto, Ontario, Canada M5C 3H2, Attention: Corporate Actions, or by registered mail, hand or by courier to 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1, Attention: Corporate Actions, by no later than 5:00 p.m. (Pacific Daylight Time) on the business day immediately preceding the date of the meeting or, in the case of any adjournment of the meeting, by no later than 5:00 p.m. (Pacific Daylight Time) on the business day immediately preceding the date of the resumed meeting.

By Order of the Board of Directors,

Stephen Morrison
Chief Financial Officer and Senior
Vice-President, Corporate Services

Toronto, Ontario, Canada
                        , 2006

i

THE CONTINUANCE	69
Reason for the Continuance	69
Summary Comparison of Shareholder Rights	70
Votes Required at the Meeting Relating to the Continuance	72
TERMINATION OF RIGHTS PLAN	72
ADJOURNMENT OF MEETING	72
INFORMATION CONCERNING THE AUSTIN VENTURES PARTIES	72
INFORMATION CONCERNING THE CORPORATION	73
General	73
Business	73
Acquisitions	74
Industry Overview	74
Business Strategy	75
Customer Benefits	75
Our Products	76
Support Services	78
Customers	78
Hewlett-Packard Company	78
Research and Development	79
Sales and Marketing	79
Strategic Relationships	79
Competition	80
Intellectual Property	80
Employees	81
Properties	81
Legal Proceedings	81
Financial Information	82
Selected Financial Data	82
Market for Securities	84
Exchange Rate Information	86
Dividend Policy	87
RISK FACTORS	88
PROCEDURES FOR THE SURRENDER OF SHARE CERTIFICATES AND PAYMENT	99
PURCHASES AND SALES OF COMMON SHARES	100
APPOINTMENT AND REVOCATION OF PROXIES	100
Non-Registered Holders	100
Revocation	101
FINANCIAL STATEMENTS AND AUDITORS' REPORT	102
VOTING SECURITIES AND PRINCIPAL HOLDERS	102
Principal Shareholders Table	103
Principal Holders of In-the-Money Options	104
ELECTION OF DIRECTORS	105
Directors Table	106
Governance, Nomination, Human Resources and Compensation Committee Interlocks and Insider Participation	110
Share Ownership	111
EXECUTIVE OFFICERS	111

EXECUTIVE COMPENSATION	112
Summary Compensation Table	112
Option Grants During the Year Ended December 31, 2005	113
Aggregated Option Exercises During the Year Ended December 31, 2005 and Year-End Option Values	113
Stock Option Committee	114
Stock Option Plans	114
Summary Information Concerning Stock Option Plans	117
Indebtedness of Directors, Officers and Others	117
Employment Contracts	117
Report on Executive Compensation	119
Stock Price Performance Graph	121
Cumulative Total Return	122
DIRECTORS AND OFFICERS INSURANCE	123
COMPENSATION OF DIRECTORS	123
COMPLIANCE WITH SECTION 16(A) OF THE U.S. EXCHANGE ACT	124
STATEMENT OF CORPORATE GOVERNANCE PRACTICES	124
INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS	131
Torys LLP	131
Austin Ventures	131
REPORT OF THE AUDIT COMMITTEE	133
APPOINTMENT OF AUDITORS	133
Audit Fees	133
Audit-Related Fees	134
Tax Fees	134
All Other Fees	134
SHAREHOLDER PROPOSALS	134
ADDITIONAL INFORMATION	134
APPROVAL BY BOARD OF DIRECTORS	135

TABLE OF APPENDICES

Please carefully read this Management Information Circular and Proxy Statement, including its Appendices. They contain detailed information relating to, among other things, the proposed arrangement. If you are in doubt as to how to deal with these materials or the matters they describe, please consult your financial or professional advisor.

INFORMATION CONTAINED IN THIS
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT

        Unless otherwise indicated, information contained in this management information circular and proxy statement, or this Circular, is given as of June 26, 2006. As of the date of this Circular, neither our board of directors, nor our management knows of any matters to come before the annual and special meeting on                  , 2006, or the meeting, other than the matters referred to in the accompanying Notice of Annual and Special Meeting. References in this Circular to we, us, our or the Corporation are to 724 Solutions Inc. References in this Circular to Holdings are to 724 Holdings, Inc. References in this Circular to Austin Ventures are to Austin Ventures VIII, L.P., Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P. References in this Circular to the Austin Ventures Parties are to Holdings, Austin Ventures, AV Partners VI, L.P., AV Partners VIII, L.P., Joseph C. Aragona, Kenneth P. Deangelis, Jeffery C. Garvey, Edward E. Olkkola, Christopher A. Pacitti, John D. Thornton, Blaine F. Wesner and Benjamin L. Scott, collectively. References in this Circular to $ are to U.S. dollars and references to C$ are to Canadian dollars. References in this Circular to unaffiliated shareholders means shareholders other than the Austin Ventures Parties, our directors and our executive officers. References in this Circular to shareholders mean holders of our common shares. References in this Circular to holders of in-the-money options mean holders of options exercisable for common shares having an exercise price less than $3.34 per share, or in-the-money options. References in this Circular to securityholders mean shareholders and holders of in-the-money options, collectively.

        All information concerning the arrangement that specifically relates to the Austin Ventures Parties contained in this Circular has been provided to us by Austin Ventures. All information concerning the arrangement that specifically relates to Mr. John J. Sims, our chief executive officer, contained in this Circular has been provided to us by Mr. Sims. Our board of directors has relied upon this information without having made independent inquiries as to the accuracy or completeness of that information; however, it has no reason to believe such information is misleading or inaccurate. Except as provided under applicable law, neither we nor the board of directors assume any responsibility for the accuracy or completeness of the information concerning the arrangement, nor for any omission on the part of the Austin Ventures Parties or Mr. Sims to disclose facts or events which may affect the accuracy or completeness of any information concerning the arrangement nor for any omission on the part of any party other than ourselves provided to us for inclusion in this Circular concerning the arrangement.

        No person has been authorized to give any information or to make representations on our behalf in connection with the subject matter of the meeting other than those contained in this Circular and, if given or made, any such information or representation should be considered not to have been authorized. This Circular does not constitute the solicitation of an offer to acquire any securities or the solicitation of a proxy, in any jurisdiction in which such solicitation is not authorized or in which the person making that solicitation is not qualified to do so or to any person to whom it is unlawful to make that solicitation.

NOTICE TO UNITED STATES HOLDERS OF COMMON SHARES

        Enforcement by shareholders of civil liabilities under the United States federal securities laws may be affected adversely by the fact that we and certain of our subsidiaries are organized under the laws of a jurisdiction other than the United States, that some of our respective officers and directors are residents of countries other than the United States, that certain experts named in this Circular are residents of countries other than the United States and that all or a substantial portion of our assets and those of our subsidiaries and such persons may be located outside the United States.

v

SUMMARY TERM SHEET

        This summary term sheet highlights information contained in this Circular that we believe is important for you to consider in deciding how to vote. This summary is not intended to be complete and we have included cross references below to direct you to the sections in this Circular where more detailed information can be found about the corresponding topic. We encourage you to read the Circular in its entirety. Whether or not you are able to attend the meeting, we encourage you to complete and return the enclosed form of proxy to ensure that your vote is counted in accordance with your instructions.

The Arrangement and Related Matters

Q:
What is involved in the transaction?

A:
The transaction involves a court approved plan of arrangement, or arrangement, which follows the continuation of the Corporation from the jurisdiction of the Canada Business Corporations Act, as amended, or CBCA to the jurisdiction of the Business Corporations Act (Ontario), as amended, or OBCA, or the continuance. In order to give effect to the arrangement, each of the continuance and arrangement must be approved by the requisite vote at the meeting. If either of these resolutions are not approved at the meeting the transaction will not proceed and the arrangement will not be completed. See "Particulars of the Arrangement — Court Approval and Completion of the Arrangement."

Q:
What are the principal terms of the arrangement?

A:
On April 6, 2006, we entered into an arrangement agreement with Holdings and Austin Ventures VIII, L.P. Subject to the terms and conditions of the agreement, Holdings will acquire all of our outstanding common shares not owned by Austin Ventures and Mr. John J. Sims, our chief executive officer, for $3.34 per common share. In addition, holders of in-the-money options will receive the difference between $3.34 and the exercise price for each share subject to the option. The transaction is conditioned upon court and shareholder approval, and we have called a meeting to allow shareholders to vote on the arrangement and other matters contained in this Circular. Holders of in-the-money options also will consider and vote together with the shareholders as a single class on the arrangement. See "The Arrangement Agreement".

Q:
Who are the parties to the arrangement?

A:
In addition to us, the other parties to the arrangement agreement are Holdings and Austin Ventures VIII, L.P.

  Holdings is a holding company affiliated with Austin Ventures. It was incorporated in the State of Delaware in March 2006. See "Information Concerning The Austin Ventures Parties".

  Austin Ventures is, in the aggregate, our largest creditor and our largest shareholder. Austin Ventures is a provider of startup and growth capital to emerging companies and has been doing so for over twenty years. Austin Ventures partners with talented entrepreneurs and operating executives to build valuable businesses in a variety of technology and service industries. Austin Ventures invests nationally but maintains a particular focus on Texas and the Southwest U.S., where Austin Ventures is the region's most active investor. Austin Ventures' team of investment professionals works with companies at every stage of the funding lifecycle, from initial seed investments, through startup and growth capital, to buyouts and recapitalizations. Austin Ventures brings a long-term investment perspective, broad experience in building high-growth companies, and access to a substantial network of entrepreneurs and executives. See "Information Concerning The Austin Ventures Parties" and "Voting Securities and Principal Holders — Principal Shareholders Table".

  AV Partners VIII, L.P. is the general partner of Austin Ventures VIII, L.P. The general partners of AV Partners VIII, L.P. are Joseph C. Aragona, Kenneth P. DeAngelis, Edward E. Olkkola, Christopher A. Pacitti, John D. Thornton and Blaine F. Wesner.

  AV Partners VI, L.P. is the general partner of Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P. The general partners of AV Partners VI, L.P. are Joseph C. Aragona, Kenneth P. DeAngelis, Jeffery C. Garvey, Edward E. Olkkola, John D. Thornton and Blaine F. Wesner.

  Mr. Benjamin L. Scott, one of our directors, is associated with Austin Ventures as a venture partner of the management company of Austin Ventures. Mr Scott serves on our board of directors as a designee of Austin Ventures. Mr. Scott has no personal financial interest in the arrangement.

  Mr. John J. Sims is our chief executive officer and is expected to continue in that position after completion of the transaction. Mr. Sims is not a party to the arrangement, but was offered the opportunity to purchase up to $1,000,000 of Holdings' capital stock which stock in the resulting company would be contingent on his remaining as chief executive officer for some period of time. Mr. Sims and Holdings have entered into an agreement that provides for Mr. Sims' contribution of our common shares held by him in exchange for shares of convertible preferred stock of Holdings. Mr. Sims has indicated that he does not intend to invest any additional amounts in Holdings at this time. See "Special Factors — Interests of Directors and Executive Officers."

Q:
Are there any conditions to the completion of the arrangement?

A:
The completion of the arrangement is subject to a number of conditions, in addition to securityholder and court approval, which are described under "The Arrangement Agreement — Conditions of Closing".

Q:
What will happen if the resolutions regarding the arrangement and continuance are not approved or the court order is not obtained?

A:
We will terminate the arrangement agreement and continue to carry on our business as a company organized under the CBCA should the resolutions not receive the required approval and/or the court order is not obtained. Given the factors regarding our business and our industry that our board of directors and special committee considered to recommend the arrangement, we may likewise determine it favourable to consider other strategic transactions that may become available to us. If we fail to complete the arrangement, in certain circumstances, we may be required to pay a termination payment and expense reimbursement to Holdings. See "The Arrangement Agreement — Termination of Arrangement Agreement" and " — Termination Payment and Expense Reimbursement" and "Risk Factors".

Q:
When will the arrangement be completed?

A:
We and Austin Ventures are working to complete the arrangement as quickly as possible. Subject to necessary approvals, we hope to complete the arrangement by                         , 2006.

Q:
What will be the Canadian federal income tax consequences of the arrangement?

A:
A shareholder who is resident in Canada and who holds common shares as capital property will generally recognize a capital gain (or capital loss) for Canadian federal income tax purposes equal to the amount by which the amount of cash received for such common shares from Holdings under the arrangement, net of any reasonable costs of disposition, exceeds (or is less than) the holder's adjusted cost base of the common shares. Any capital gain realized by a shareholder who is a non-resident of Canada upon the holder's disposition of common shares to Holdings under the arrangement generally will not be subject to Canadian federal income taxation unless the common shares represent taxable Canadian property to the non-resident holder and do not constitute treaty protected property. See "Special Factors — Canadian Federal Income Tax Considerations".

Q:
What will be the U.S. federal income tax consequences of the arrangement?

A:
For United States federal income tax purposes, the arrangement will generally be treated as a taxable sale or exchange of common shares for cash by each shareholder. Unless certain rules applicable to "passive foreign investment companies" apply, a shareholder who is a U.S. person for tax purposes and who, on the date on which the arrangement is completed, holds common shares as a capital asset will generally recognize capital gain or loss by reason of the disposition of common shares under the arrangement in an amount equal to the difference between the amount of cash received by the shareholder and the shareholder's tax basis in its common shares. See "Special Factors — United States Federal Income Tax Considerations".

Shareholder Voting and Related Matters

Q:
Why am I receiving these materials?

A:
We are holding an annual and special meeting of securityholders. Shareholders will have a right to vote on all of the proposals to be considered at the meeting and are receiving this Circular, a form of proxy and a letter of transmittal. Holders of in-the-money options, have a right to vote on the Arrangement Resolution at the meeting and are receiving this Circular and a form of proxy.

Q:
What am I, as a shareholder, voting on?

A:
At the meeting, shareholders will:

•
be asked to consider a special resolution approving an arrangement under section 182 of the OBCA, or the Arrangement Resolution;

•
be asked to consider a special resolution continuing the Corporation under the OBCA and discontinuing the Corporation under the CBCA, or the Continuance Resolution;

•
receive the annual report of our company, including our financial statements as, at and for the year ended December 31, 2005, and the report of the auditors on those financial statements (without any action by our shareholders being required or proposed to be taken);

•
be asked to elect directors to hold office until the next annual meeting of shareholders or until their respective successors are elected or appointed;

•
be asked to appoint KPMG LLP as our independent auditors for fiscal 2006;

•
be asked to consider a resolution approving any adjournment of the meeting, if necessary to solicit additional proxies in favour of the Arrangement Resolution and/or the Continuance Resolution or otherwise to complete the arrangement, or the Adjournment Resolution; and

•
be asked to transact any other business as may properly be brought before the meeting.

  In addition, holders of in-the-money options will convene with shareholders to consider and to vote with shareholders as a single class on the Arrangement Resolution.

  The board of directors recommends that you vote FOR the Arrangement Resolution and the Continuance Resolution and FOR the election of directors nominated by management and the appointment of KPMG as our independent auditor.

  The continuance and the arrangement will not proceed if the Continuance Resolution and the Arrangement Resolution are not approved at the meeting by the requisite vote. If the Continuance Resolution is approved by the requisite vote but the Arrangement Resolution is not approved by the requisite vote, we will not proceed with the continuance.

  See "Particulars of the Arrangement — Votes Required at the Meeting Relating to the Arrangement", "Election of Directors", "Appointment of Auditors" and "The Continuance — Votes Required at the Meeting Relating to the Continuance".

Q:
What do I need to do now?

A:
We urge you to read this Circular carefully to understand the matters being voted on. To ensure your vote is counted, complete and return the enclosed form of proxy as soon as possible even if you attend the meeting in person. See "Appointment and Revocation of Proxies".

Q:
Can I change my vote after I have voted by proxy?

A:
Yes. If you are a registered shareholder and wish to change your vote before                    , 2006 you may do so by re-voting. After that date you may change your vote by delivering a written statement, signed by you or your authorized attorney to:

•
the Corporate Secretary c/o 724 Solutions Inc., 20 York Mills Road, Suite 201, Toronto, Ontario, Canada, M2P 2C2 at any time up to and including                    , 2006, or the business day preceding the day to which the meeting is adjourned; or

•
the Chairman of the meeting prior to the commencement of the meeting on the day of the meeting or the day to which the meeting is adjourned.

  If you are a shareholder whose common shares are registered in the name of a broker, investment dealer, trust company or other intermediary you may revoke a voting instruction form or waiver of the right to receive meeting materials and to vote at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation that is not received by the intermediary at least seven days prior to the meeting.

  See "Appointment and Revocation of Proxies".

Q:
If I am a shareholder, what will I be entitled to receive for my common shares in the arrangement?

A:
Each shareholder will be entitled to receive a cash payment from Holdings in the amount of $3.34 per common share. The cash will be paid in U.S. dollars to all recipients. See "Particulars of the Arrangement — Summary of the Arrangement".

Q:
How do shareholders receive their payment?

A:
If the Arrangement Resolution and the Continuance Resolution are approved by the requisite vote at the meeting, and the arrangement is consummated, shareholders who complete and return a letter of transmittal to Computershare Investor Services Inc. by mail to P.O. Box 7021, 31 Adelaide Street East, Toronto, Ontario M5C 3H2, Attention: Corporate Actions, or by registered mail, hand or by courier to 100 University Avenue, 9th Floor, Toronto, Ontario M5J 2Y1, Attention: Corporate Actions, will receive a cash payment for their common shares.

  Shareholders whose common shares are registered in the name of a broker, investment dealer, bank, trust company or other intermediary should contact that intermediary for instructions and assistance in delivering share certificates representing those common shares. See "Procedures for the Surrender of Share Certificates and Payment".

Q:
Which shareholders are entitled to vote?

A:
Each person who is a shareholder of record at the close of business on            , 2006, or the record date, for the meeting, as established under the provisions of the CBCA and the interim order of the court dated                   , 2006, or the Interim Order, will be entitled to attend the meeting and vote in person or appoint a proxy nominee to attend the meeting and vote.

  Under the Interim Order, in the event that a holder, or transferee, acquires common shares after                        , 2006 and establishes ownership of the common shares and demands not later than 5:00 p.m. (Pacific Daylight Time) on                        , 2006, to be included on the list of shareholders entitled to vote at the meeting, the transferee will be entitled to vote those common shares at the meeting. Although transferees who acquire their common shares after the record date for the meeting may attend the meeting and vote in person or by proxy, we are not soliciting proxies from those holders.

Q:
What constitutes a quorum at the meeting?

A:
The quorum required at the meeting is that number of persons present in person or represented by proxy holding not less than 33 1/3% of our outstanding common shares.

Q:
What votes are required at the meeting on the annual business matters?

A:
In the election of directors, the six nominees receiving the highest number of affirmative votes cast at the meeting by shareholders who vote in respect of the election of directors (present in person or represented by proxy) shall be elected as directors. The board of directors unanimously recommends that shareholders vote FOR the election of the directors nominated by management of our company.

  The appointment of KPMG LLP as our independent auditors for fiscal 2006 must be approved by at least a majority of the votes cast at the meeting by shareholders who vote in respect of the appointment of the auditors (present in person or represented by proxy). The board of directors unanimously recommends that shareholders vote FOR the appointment of KPMG as our independent auditor. See "Election of Directors" and "Appointment of Auditors".

Q:
As a shareholder how do I vote?

A:
There are two ways that shareholders can vote. You may vote in person at the meeting or you may vote by mail, telephone or the internet in accordance with the instructions contained in the enclosed form of proxy. Whether or not you are able to attend the meeting, we encourage you to complete and return the enclosed form of proxy to ensure that your vote is counted in accordance with your instructions. The persons named in the form of proxy or some other person you choose, who need not be a shareholder, may be appointed by you to represent you as proxyholder and vote on your behalf at the meeting. If your common shares are held in the name of an intermediary, please see the voting instructions and the information under "Appointment and Revocation of Proxies — Non-Registered Holders".

Q:
What if I plan to attend the meeting and vote in person?

A:
Even if you plan to attend the meeting and vote in person, we recommend that you vote in accordance with the procedures outlined in the form of proxy to ensure your vote is counted. Even if you return a form of proxy, you can attend the meeting and your vote can be taken and counted at the meeting. Please register with Computershare Investor Services Inc., or the Transfer Agent, upon arrival at the meeting. If your common shares are held in the name of an intermediary, please see the information under "Appointment and Revocation of Proxies — Non-Registered Holders".

Q:
Who is soliciting my proxy?

A:
This Circular is furnished in connection with the solicitation by management of our company of proxies to be used at the meeting for the purposes set out in the notice of annual and special meeting accompanying this Circular and at any resumed meeting following any adjournment or adjournments of the meeting. The costs of the solicitation will be borne by us. It is expected that the solicitation will be made primarily by mail. Proxies may also be solicited by telephone, in writing or in person by our directors, officers or employees. We are not soliciting proxies from transferees who acquire common shares after                   , 2006. We have also retained Georgeson Shareholder Communications Canada Inc., or Georgeson, to act as our proxy solicitation agent, for which it will be paid a fee of up to $45,000 and out-of-pocket expenses. This Circular, as applicable, and the accompanying proxy forms,

  letter of transmittal and annual report to shareholders are expected to be first mailed to securityholders on or about            , 2006.

Q:
What happens if I abstain from voting on the proposals?

A:
If you return the form of proxy with instructions to abstain from voting on the proposals, your common shares will be counted for determining whether a quorum is present at the meeting. An abstention with respect to the proposals has the legal effect of a vote AGAINST the proposals and it will not be counted towards determining if the resolutions are approved.

Q:
What happens if I do not return the form of proxy or otherwise do not vote?

A:
Your failure to return the form of proxy or otherwise vote will mean that your common shares will not be counted toward determining whether a quorum is present at the meeting and whether the proposals are approved.

Q:
Can I appoint someone other than these directors to vote on my behalf at the meeting?

A:
Yes. Write the name of this person, who need not be a securityholder, in the blank space provided in the form of proxy.

  It is important to ensure that any other person you appoint is attending the meeting and is aware that he or she has been appointed to vote your common shares or in-the-money options, as applicable. Proxyholders should, upon arrival at the meeting, present themselves to a representative of the Transfer Agent.

Q:
What do I do with a completed form of proxy if I am voting by mail?

A:
Return your dated and signed form of proxy in the postage prepaid envelope provided so that it arrives not later than 5:00 p.m. (Pacific Daylight Time) on                        , 2006. This will ensure that your vote is recorded.

Q:
When are proxies due if I am voting by telephone or the Internet?

A:
Proxies are due at the same time as those that are sent by fax or by mail, by 5:00 p.m. (Pacific Daylight Time) on            , 2006.

Q:
How will my common shares be voted if I give a proxy?

A:
Signing an enclosed form of proxy gives authority to Ian Giffen, James Dixon or Barry Reiter, each of whom is a director of our company, or to another person you have appointed, to vote your common shares at the meeting. The persons named on a form of proxy must vote your common shares for or against the various matters, or abstain from voting your common shares, in accordance with your directions. In the absence of such directions, however, if you appoint the above management representatives as your proxy, your common shares will be voted:

•
FOR the Arrangement Resolution;

•
FOR the Continuance Resolution;

•
FOR the Adjournment Resolution;

•
FOR the election of the directors nominated by management of our company; and

•
FOR the appointment of KPMG LLP as our independent auditor.

Q:
What if amendments are made to these matters or if other matters are brought before the meeting?

A:
The persons named in the form of proxy will have discretionary authority with respect to amendments or variations to matters identified in the notice of annual and special meeting and with respect to other matters that may properly come before the meeting, to the extent permitted by applicable law.

  As of the date of this Circular neither our board of directors nor our management knows of any such amendment, variation or other matter expected to come before the meeting. If any other matters properly come before the meeting, the persons named in the form of proxy will vote on them in accordance with their best judgment.

Q:
How many common shares are shareholders entitled to vote?

A:
As of June 26, 2006, there were 6,074,703 outstanding common shares. Each shareholder has one vote for each common share held at the close of business on the record date. To the knowledge of the directors and management of our company, no one person owns or exercises control or direction over more than 5% of our outstanding common shares other than the Austin Ventures Parties who, as of June 26, 2006, beneficially owned a total of 566,766 common shares (including 5,162 common shares held by affiliates of Austin Ventures), representing 9.3% of the outstanding common shares, and held $8,000,000 in secured convertible notes, or the Notes, plus approximately $1,199,573 in accrued interest on the Notes at that date (the principal and accrued interest are convertible into 2,996,599 common shares).

  As of June 26, 2006, the directors and executive officers of our company, as a group, beneficially owned 81,722 common shares, representing 1.3% of the outstanding common shares, and in-the-money options, to purchase up to 107,100 common shares representing 71.2% of the total common shares subject to all in-the-money options. See "Voting Securities and Principal Holders".

Q:
If my common shares are held in street name by my broker or other intermediary, will my broker or other intermediary vote my shares for me?

A:
A broker or other intermediary will vote the common shares held by you only if you provide instructions to them on how to vote. Without instructions, your common shares will not be voted. Shareholders should instruct their broker or other intermediary to vote their common shares by following the directions that they provide.

Q:
Who counts the votes?

A:
The Transfer Agent counts and tabulates the proxies. This is done independently of us to preserve the confidentiality of individual securityholder votes. Proxies are referred to us only in cases where a securityholder clearly intends to communicate with management or when it is necessary to do so to meet the requirements of applicable law.

Q:
Should I send in my letter of transmittal and share certificates now?

A:
A letter of transmittal is enclosed. You may send in the letter of transmittal and your share certificates, now to Computershare Investor Services Inc., or the Depositary, or at any time until five years after the completion of the arrangement. You will not receive any amounts due to you under the arrangement until your letter of transmittal and share certificates are sent to the Depositary.

  Shareholders whose common shares are registered in the name of a broker, investment dealer, bank, trust company or other intermediary should contact that intermediary for instructions and assistance in delivering share certificates representing those common shares.

  See "Procedures for the Surrender of Share Certificates and Payment".

Q:
What happens if I send in my share certificates and the arrangement is not approved?

A:
If the required resolutions are not approved or if the arrangement does not otherwise proceed, your share certificates will be returned by the Depositary.

Q:
What votes are required at the meeting to approve the proposals related to the arrangement?

A:
The Arrangement Resolution must be approved by at least 66 2/3% of the votes cast at the meeting by shareholders and holders of in-the-money options entitled to vote at the meeting (present in person or represented by proxy), voting together as one class. In addition, the Arrangement Resolution must be approved by a majority of the votes cast at the meeting by shareholders entitled to vote at the meeting (present in person or represented by proxy) excluding votes in respect of common shares held by Austin Ventures, Mr. Aragona and Mr. Sims, or the Interested Persons. The board of directors (with Messrs. Aragona, Scott and Sims abstaining) unanimously recommends that securityholders vote FOR the Arrangement Resolution.

  The Continuance Resolution must be approved by at least 66 2/3% of the votes cast at the meeting by shareholders entitled to vote at the meeting (present in person or represented by proxy). The board of directors (with Messrs. Aragona, Scott and Sims abstaining) unanimously recommends that shareholders vote FOR the Continuance Resolution.

  The arrangement will not proceed if the Arrangement Resolution or the Continuance Resolution is not approved at the meeting by the requisite vote. See "Particulars of the Arrangement — Votes Required at the Meeting Relating to the Arrangement" and "The Continuance — Votes Required at the Meeting Relating to the Continuance".

Q:
In addition to approval by securityholders, are there any other approvals required for the arrangement?

A:
The arrangement requires the approval of the court under the final order of the court, or Final Order, as the order may be amended or varied by the court at any time prior to 12:01 a.m. on the date shown on the certificate of arrangement, or the Effective Time or, if appealed, then (unless such appeal is withdrawn or denied) as affirmed on appeal prior to the Effective Time. The notice of application for the final order of the court, or the Final Order, is attached as Appendix F to this Circular.

  Prior to the mailing of this Circular, we obtained the Interim Order authorizing and directing us to call, hold and conduct the meeting and to submit the Arrangement Resolution to securityholders for approval. A copy of the Interim Order is attached as Appendix E to this Circular.

  Subject to the approval of the Arrangement Resolution by the requisite vote of securityholders and of the Continuance Resolution by the requisite vote of shareholders, the hearing in respect of the Final Order is expected to take place on            , 2006. Court approval of the Final Order will be granted if the court determines that the arrangement meets the requirements of the OBCA and the Interim Order granted by the court; nothing has been done or purported to be done that is not authorized by the OBCA; and the arrangement is fair and reasonable. Whether an arrangement is fair and reasonable depends on procedural and substantive considerations. See "Particulars of the Arrangement — Court Approval and Completion of the Arrangement".

Q:
Are shareholders entitled to dissent rights?

A:
Yes. Registered shareholders have the right to dissent from the Continuance Resolution upon strict compliance with section 190 of the CBCA and under the Interim Order and the right to dissent from the Arrangement Resolution upon strict compliance with section 185 of the OBCA as modified by the Interim Order. Persons who are beneficial holders of common shares, for example, shareholders who hold their shares in "street name", and persons who are holders of in-the-money options, should be aware that only registered holders of common shares are entitled to exercise these rights of dissent. See "Dissent Rights of Shareholders" and Appendix G to this Circular. It is a condition to the completion of the arrangement that dissent rights in connection with the Arrangement Resolution shall not have been exercised by shareholders holding more than 10% of the outstanding common shares.

Q:
What happens if I acquire common shares after the record date?

A:
If you acquire your shares after the record date, you may be able to vote the shares at the meeting either personally or by proxy, but management is not soliciting your proxy.

The Position of the Board and the Special Committee, the Austin Ventures Parties
and the Chief Executive Officer

Q:
Does the board of directors support the arrangement and related transactions?

A:
Yes. Our board of directors (with Messrs. Aragona, Scott and Sims abstaining) approved the arrangement agreement following the report and favourable recommendation of its special committee of directors independent of management of our company and independent of Austin Ventures who reviewed and considered the arrangement. In doing so, our board of directors (with Messrs. Aragona, Scott and Sims abstaining) determined that the arrangement is in the best interests of our company and fair to our unaffiliated shareholders, and authorized the submission of the arrangement and related matters to securityholders for approval. See "Special Factors — Position of the Board of Directors and the Special Committee as to Fairness". The board of directors (with Messrs. Aragona, Scott and Sims abstaining) unanimously recommends that securityholders vote FOR the Arrangement Resolution.

Q:
How did the board of directors and the special committee reach that conclusion?

A:
In reaching its conclusion that the arrangement is substantively and procedurally fair to unaffiliated shareholders, and that the arrangement is in the best interests of our company, our special committee considered and relied upon a number of factors, including the following:

•
its understanding of our industry and its assessment of our future prospects, including the fact that no developments in our industry or unique to our company were expected to occur in the near future that would substantially raise the value of our common shares, as well as the factors set forth in the section "Special Factors — Reasons for the Arrangement — From the Corporation's Perspective";

•
the absence of a superior proposal despite significant efforts by our special committee and financial advisor;

•
the Fairness Opinion, as described in "Special Factors — Fairness Opinion";

•
the Formal Valuation, as described in "Special Factors — Formal Valuation";

•
the fact that the special committee had been successful in obtaining an increase of $0.27, or 8.8%, per common share, in the price per common share offered by Austin Ventures from the price initially proposed;

•
the fact that the trading volume of our common shares is low and as such the quoted market price of our common shares, even if more than $3.34 per share, may not be a fair indicator of the price at which a third party would acquire or make a substantial investment in our company, as transactions involving a relatively small number of shares could disproportionately increase or decrease the market price of our common shares;

•
the current and historical market prices for our common shares, including those set forth in the table in the section "Information Concerning the Corporation — Market for Securities," which had at certain times traded below the price of $3.34 per share, and could possibly trade in the near future for less than $3.34 per share in the absence of any positive business developments;

•
the fact that the consideration under the arrangement will be paid entirely in cash, which provides an objective degree of value;

  •
  procedurally, the arrangement is conditional upon the approval of the Arrangement Resolution by at least 66 2/3% of the votes cast at the meeting by shareholders and holders of in-the-money options entitled to vote at the meeting (present in person or represented by proxy), voting together as one class and the approval of a majority of the votes cast at the meeting by shareholders entitled to vote at the meeting (present in person or represented by proxy), excluding votes in respect of common shares held by Interested Persons;

  •
  completion of the arrangement will be subject to a determination as to its fairness by the court;

  •
  the ability of registered shareholders who do not vote in favour of the Arrangement Resolution to require a judicial appraisal of their common shares and to obtain "fair value" under the arrangement dissent procedures, as described below;

  •
  the failure of other parties to come forward with superior proposals despite the opportunities to do so after the announcement of the Austin Ventures' proposal and prior to the execution of the arrangement agreement; and

  •
  the ability of our board of directors, in certain circumstances, to consider and recommend approval of any superior proposal, as described below.

  In adopting the special committee's recommendations and concluding that the arrangement is substantively and procedurally fair to the unaffiliated shareholders and that the arrangement is in the best interests of our company, our board of directors considered and relied upon the same factors and considerations that the special committee relied upon, as described above. See "Special Factors — Position of the Board of Directors and the Special Committee as to Fairness".

Q:
What is the position of the Austin Ventures Parties as to Fairness?

A:
The Austin Ventures Parties believe that the arrangement is substantively and procedurally fair to the unaffiliated shareholders of our company. However, Austin Ventures attempted to negotiate the transaction that would be most favourable to it, and not to the shareholders of our company, and accordingly did not negotiate the arrangement agreement with a goal of obtaining terms that were fair to such unaffiliated shareholders. The Austin Ventures Parties have noted that the unaffiliated shareholders were, as described elsewhere in this Circular, represented by the special committee of non-employee directors independent of Austin Ventures that negotiated with Austin Ventures on behalf of those shareholders, with the assistance of a financial advisor and a legal advisor. The Austin Ventures Parties have also noted that the arrangement was approved by a majority of the non-employee directors independent of Austin Ventures and must be approved by a majority of the shareholders other than the Interested Persons. However, no Austin Ventures Party has undertaken any formal valuation of the fairness of the arrangement to the unaffiliated shareholders or engaged a financial advisor for that purpose. Moreover, no Austin Ventures Party participated in the deliberations of the special committee or received advice from the special committee's financial advisor or legal advisor. See the factors set forth in "Special Factors — Position of the Austin Ventures Parties as to Fairness."

Q:
What is the position of the Chief Executive Officer as to Fairness?

A:
Mr. Sims believes that the arrangement is substantively and procedurally fair to the unaffiliated shareholders of our company. Mr. Sims has noted that our unaffiliated shareholders were, as described elsewhere in this Circular, represented by the special committee of non-employee directors that negotiated with Austin Ventures on their behalf, with the assistance of a financial advisor and a legal advisor. Mr. Sims has also noted that the arrangement was approved by a majority of the non-employee directors and must be approved by a majority of the shareholders other than the Interested Persons. However, Mr. Sims has not undertaken any formal valuation of the fairness of the arrangement to those shareholders or engaged a financial advisor for that purpose. Moreover, although Mr. Sims was invited as an officer of the company to attend portions of the meetings of the special committee Mr. Sims has not participated in the deliberations of the special committee or received advice from the special committee's financial advisor or legal advisor. See the factors set forth in "Special Factors — Position of the Chief Executive Officer as to Fairness."

Interests of Our Directors and Executive Officers

Q:
Do any of our directors or executive officers have an interest in the matters to be acted upon at the meeting?

A:
Mr. Aragona, one of our directors, and Mr. Sims, our chief executive officer, each have an interest in the matters acted upon at the meeting.

  Mr. Aragona is a general partner of the general partners of Austin Ventures. Mr. Aragona serves on our board of directors as a designee of Austin Ventures.

  Mr. John J. Sims is our chief executive officer and is expected to continue in that position after completion of the transaction. Mr. Sims is not a party to the arrangement, but was offered the opportunity to purchase up to $1,000,000 of Holdings' capital stock which stock in the resulting company would be contingent on his remaining as chief executive officer for some period of time. Mr. Sims and Holdings have entered into an agreement that provides for Mr. Sims' contribution of our common shares held by him in exchange for shares of convertible preferred stock of Holdings. Mr. Sims has indicated that he does not intend to invest any additional amounts in Holdings at this time. See "Special Factors — Interests of Directors and Executive Officers."

  Mr. Benjamin L. Scott, one of our directors, is associated with Austin Ventures as a venture partner of the management company of Austin Ventures. Mr Scott serves on our board of directors as a designee of Austin Ventures. Mr. Scott has no personal financial interest in the arrangement.

  Under the arrangement, all holders of in-the-money options, including certain of our directors and executive officers, will receive cash consideration in an amount per share equal to the difference between $3.34 and the exercise price.

  Under the arrangement agreement, we and Holdings have agreed to maintain the indemnification agreements currently in place with our directors, officers and employees, as well as our current directors' and officers' liability insurance and fiduciary liability insurance maintained by us and our subsidiaries, for a period of six years following the Effective Date.

  See "Special Factors — Interests of Directors and Executive Officers".

Voting by Holders of Options and Related Matters

Q:
Which holders of options are entitled to vote?

A:
Each person who is a holder of in-the-money options at the close of business on the record date for the meeting will be entitled to attend the meeting in person or appoint a proxy nominee to attend the meeting. At the meeting, holders of in-the-money options will be asked to consider the Arrangement Resolution.

  Under the Interim Order, in the event that any holder of options to purchase common shares is issued common shares upon exercise of options after the record date and the holder establishes ownership of the common shares and demands not later than 5:00 p.m. (Pacific Daylight Time) on            , 2006 to be included on the list of shareholders entitled to vote at the meeting, the shareholder will be entitled to vote these common shares at the meeting. As of June 26, 2006 there were outstanding in-the-money options entitling holders thereof to purchase up to 150,422 common shares. Each holder of in-the-money options has one vote for each common share underlying the holder's in-the-money option. As of June 26, 2006, the common shares underlying the in-the-money options represented approximately 2.4% of the combined class of holders of common shares and in-the-money options.

Q:
As a holder of in-the-money options how do I vote?

A:
There are two ways that holders of in-the-money options can vote. You may vote in person at the meeting or you may vote by mail, telephone or the Internet in accordance with the instructions contained in the enclosed form of proxy. Whether or not you are able to attend the meeting, we encourage you to complete and return the enclosed form of proxy to ensure that your vote is counted in accordance with your instructions. The persons named in the form of proxy or some other persons you choose, who need not be a securityholder, may be appointed by you to represent you as proxyholder and vote on your behalf at the meeting. See "Appointment and Revocation of Proxies".

Q:
As a holder of in-the-money options, what if I plan to attend the meeting and vote in person?

A:
Even if you plan to attend the meeting and vote in person we recommend that you vote in accordance with the procedures outlined in the form of proxy to ensure you vote is counted. Even if you return a form of proxy, you can attend the meeting and your vote can be taken and counted at the meeting. Please register upon arrival at the meeting.

Q:
If I am a holder of in-the-money options, what will I receive?

A:
Each in-the-money option will be cancelled by us in exchange for a cash payment by us in an amount equal, for each option, to the difference between $3.34 and the exercise price of that in-the-money option (less any required withholding taxes). The cash will be paid in U.S. dollars to all recipients. As of June 26, 2006 there were outstanding in-the-money options to purchase up to 150,422 common shares and we estimate that approximately $41,875 will be paid to the holders of the in-the-money options under the arrangement. See "Particulars of the Arrangement — Options".

Q:
What will happen to options that are not in-the-money options?

A:
Each option outstanding immediately prior to the Effective Time, other than an in-the-money option, will be terminated.

Q:
How will my in-the-money options be voted if I give a proxy?

A:
Signing an enclosed form of proxy gives authority to Ian Giffen, James Dixon or Barry Reiter, each of whom is a director of our company, or to another person you have appointed, to vote your options at the meeting. The persons named on the form of proxy must vote your in-the-money options for or against the various matters, or abstain from voting your options in accordance with your directions. In the absence of such directions however, if you appoint the above directors, as your proxy, your in-the-money options will be voted FOR the Arrangement Resolution.

General Matters

Q:
Who do I call if I have questions about the Circular or the form of proxy?

A:
If you are a shareholder, and have any questions about the Circular or the form of proxy please contact Georgeson,

by mail at:	or by telephone:
Georgeson Shareholder Communications Canada Inc. 100 University Avenue 11th Floor, South Tower Toronto, Ontario M5J 2Y1	North American toll-free number at 1-866-606-0404

  If you are a holder of in-the-money options, and have any questions about the Circular or the form of proxy please contact Stephen Morrison, our Chief Financial Officer and Senior Vice-President, Corporate Services,

by mail at:	or by telephone:
724 Solutions Inc. 1221 State Street, Suite 200 Santa Barbara, California USA 93101	1-805-884-8308
Q:
Who do I call if I have questions about the letter of transmittal?

A:
If you are a shareholder, and have questions about the letter of transmittal, please contact the Depositary,

by mail at:	or by telephone:
Computershare Investor Services Inc. P.O. Box 7021, 31 Adelaide St. E. Toronto, Ontario M5C 3M2	Toll Free: 1-800-564-6253 Collect: 1-514-982-7555

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

        This Circular contains information about the timetable for the arrangement, our future business prospects and potential effects of the arrangement that constitute "forward-looking statements". These statements may include statements regarding the period following the completion of the arrangement, the expected timetable for completing the arrangement, the benefits of the proposed arrangement and any other statements about future expectations, benefits, goals, plans or prospects.

        Words such as "may," "could," "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance used in connection with any discussion identify forward-looking statements. All forward-looking statements are based on present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These factors include:

  •
  the possibility that the arrangement may not be completed in a timely manner if at all, which may adversely affect our business;

  •
  the possibility that the Arrangement Resolution and/or the Continuance Resolution may not be approved at the meeting;

  •
  the timing of, and judicial, legal, regulatory and other conditions associated with, the completion of the arrangement;

  •
  the possibility that the arrangement may adversely affect our results of operations, whether or not we complete the arrangement; and

  •
  the potential loss of key customers, suppliers, strategic partners or employees as a result of our announcement of the arrangement.

        Whether or not the arrangement is completed, our business is subject to the risks and uncertainties described in the section "Risk Factors" in this Circular. These risks include, among other things, our history of losses, our limited customer base, and our significant competition in our target markets.

        Securityholders are cautioned not to place undue reliance on the forward-looking statements. These statements speak only as of the date of this Circular. We assume no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

        All subsequent forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section.

SPECIAL FACTORS

Background to the Arrangement Agreement

        We were formed in July 1997 and introduced our initial products in 1999. Initially, we focused on creating wireless software products that assisted financial services companies in making their traditional services available to their customers wirelessly from mobile phones and other handheld computing devices.

        Our common shares began trading on Nasdaq and the TSX in January 2000. Since our common shares began trading, our board of directors has implemented various measures in an effort to enhance shareholder value, including acquisitions, restructurings, and financings.

        We have completed four acquisitions, of which the most significant is our January 2001 acquisition of Tantau Software, Inc., or Tantau. As part of the transaction, we issued to Tantau's equity holders 1.9 million shares, and outstanding options to purchase shares of Tantau were converted into options to purchase an aggregate of 180,000 of our shares (all adjusted for the 10 for 1 reverse share split undertaken in April 2003). After the completion of the transaction, our shareholders owned approximately 68% of the combined company and Tantau's shareholders owned approximately 32% of the combined company, on a fully diluted basis. Austin Ventures acquired its initial common share interest in our company through the Tantau transaction.

        The purpose of the Tantau acquisition was to create a global provider of mobile data software primarily for the global mobile data services marketplace. Our combined company was intended to have an expanded geographic presence and set of customers, strong infrastructure and application technology, an experienced management team, and a greater ability to address a broader market, including the mobile network operator market. Our X-treme Mobility Gateway and several of our other products that we sell to mobile network operators incorporate technology that we acquired through our purchase of Tantau. Following the completion of the Tantau transaction, John J. Sims, Tantau's president and chief executive officer, assumed the role of chief executive officer of our company.

        During 2002, we concluded that the adoption of wireless technologies by the financial services industry had slowed considerably. At the same time, we judged that the market for mobile data services in the mobile network operator sector was potentially larger and likely to develop sooner. As a consequence, we began a process to restructure our company to focus on business opportunities in the mobile network operator marketplace. During 2004, we completed this process and are now focused on selling our software products to mobile network operators.

        In early 2003, our common shares were trading below the $1.00 per share minimum trading price set out by Nasdaq's listing requirements. We were advised by Nasdaq that we must cure our minimum trading price issue by June 9, 2003 in order to maintain our Nasdaq listing. In April 2003, we sought and obtained our shareholders' approval to consolidate our outstanding common shares on a ten old common shares for one new common share basis. This reverse share split was effected to assist us in maintaining our Nasdaq listing, and to potentially increase the attractiveness of our common shares as an investment.

        In order to help ensure that we would have sufficient capital to take advantage of our core business opportunities, we have taken significant actions to reduce our operating expenses and in May and June 2004 we raised $8,000,000 in two tranches through the sale of Notes to Austin Ventures. The second tranche of the financing was completed after we received shareholder approval. The interest on the Notes and all interest owing are convertible at the option of the holder into common shares at the conversion price of the Notes, currently $3.07 per share. The interest payable quarterly is payable in cash or, in common shares at the conversion price provided our common shares are trading at or above that price at the time of the interest payment. Austin Ventures is our largest beneficial shareholder. Assuming that all amounts outstanding under the Notes as of June 26, 2006 are converted into common shares at the conversion price of $3.07 and that no additional common shares are issued, Austin Ventures would be deemed to beneficially own 39.1% of our issued and outstanding common shares. See "Interests of Insiders in Material Transactions — Austin Ventures".

        In connection with our quarterly payment of interest due under the Notes we made quarterly interest payments to Austin Ventures in common shares of 33,549 common shares on January 4, 2005 and 35,259 common shares on January 3, 2006.

        On April 27, 2005, our senior management, as part of a routine strategy update at a regularly scheduled board meeting, discussed with our board of directors a number of matters related to our current and future operations, including our company's then current growth rate, market conditions in the mobile data market, risks to our business, the status and activities of our primary competitors and the changing environment in which public companies operate.

        In this discussion, our board of directors took into account its familiarity, both from the discussion with our senior management at the meeting as well as from prior board discussions and activities, with the challenges facing our company as a "small-cap" public company. These challenges included:

  •
  72% of our revenue for the three months ended March 31, 2005 was derived from three customers;

  •
  many of our competitors are significantly larger than us in terms of revenue, marketing and research and development expenditures and numbers of employees in their sales, services, and support organizations and frequently raise this size differential with our customers and potential customers in sales pitches;

  •
  our ability to maintain or improve our competitive position against an increasing number of much larger competitors;

  •
  our ability to attract and retain top-caliber employees; and

  •
  our history of losses and the substantial and increasing cost of being a public company in light of the limited trading volume in our common shares, limited analyst coverage, limited institutional ownership of our common shares and limited access to the equity capital market.

At the same meeting, our board of directors and senior management discussed whether the internal sales and income growth that they expected our business to generate would be sufficient to increase the revenue and income of our business to levels similar to our competitors and to sustain the costs of remaining a standalone public entity. Our board of directors and senior management also discussed means of growing our business or otherwise addressing the factors above including, making acquisitions entering into strategic partnerships, being acquired, attracting a new strategic investor, as well as possible ways in which we could reduce the expenses of being a public company, including, participating in a going private transaction.

        In this regard, Mr. Sims reported that from time to time he had been approached by investment bankers proposing various strategic options. After discussion, our board of directors determined that our management should request proposals from a few investment banks to act as strategic advisors to our company, and that because of their experience in such matters, Mr. Giffen and Mr. Aragona should assist Mr. Sims and management in evaluating the proposals received from investment banks and together make a recommendation to the board of directors about whether we should engage an investment banker. Messrs. Giffen, Aragona and Sims reviewed proposals from six investment banks and had further discussions with three of those investment banks, following which they recommended that our board of directors retain a financial advisor to assist in the consideration of potential strategic alternatives. TWP is an investment bank that specializes in the growth sectors of the economy including the technology, healthcare and consumer sectors. Messrs. Giffen, Aragona and Sims recommended that our board of directors retain TWP as financial advisor based on its experience, expertise, reputation, and its familiarity with the wireless software industry in which we operate.

        After discussion and consideration of the analysis of Messrs Giffen, Aragona and Sims, on June 28, 2005, our board of directors retained TWP to act as our financial advisor to assist us in our consideration of potential strategic alternatives. Our board of directors selected TWP as our financial advisor based on TWP's experience, expertise, reputation and its familiarity with the wireless software industry in which we operate.

        At the direction of our board of directors, our management and TWP began developing a list of potential partners and categorizing them as Tier 1 strategic partners, Tier 1 financial partners and Tier 2 strategic partners, based on a number of factors, including strategic fit, product portfolio, mergers and acquisitions strategy and financial capacity to consummate a transaction. The initial list included nine Tier 1 strategic partners, five Tier 2 strategic partners and eight Tier 1 financial partners. The list of 14 potential strategic buyers was reduced to 12 after our board of directors, TWP and management discussed the companies on the list and updated the list to include only those companies considered most likely to be a good fit with our company based on the factors described above.

        On July 5, 2005, we released our preliminary financial results for the second quarter of 2005. Although our revenue was up significantly from the same period in the previous year, our financial results did not meet analyst expectations and following the announcement our common share price fell on higher than normal trading volume. The average closing price of our common shares on Nasdaq for the five trading days prior to our July 5, 2005 preliminary earnings release was $8.46. The average closing price of our common shares on Nasdaq for the five trading days following our July 5, 2005 preliminary earnings release was $6.55. This represented a decline of approximately 23% in the market price of our common shares. The combination of the weakness in our stock price and the impending summer slowdown led our board of directors to decide that it was not an appropriate time to initiate contact with potential partners.

        At a meeting on August 9, 2005, our board of directors further discussed our second quarter 2005 financial results. The board of directors also received an update from Mr. Sims on the provision of our technology for the Sprint PCS Vision service through our partner Hewlett-Packard Company, a relationship our board of directors had been monitoring since November 2004. Mr. Sims reported that Sprint PCS had an ongoing project with a competitor that could ultimately result in the replacement of our solution. Mr. Sims further advised that we were working with Hewlett-Packard Company to seek to prevent a replacement from occurring.

        At the August 9, 2005 meeting, a representative of TWP discussed various strategic options for our company. These options consisted of the sale of our company to a strategic party, the pursuit of a going-private transaction with one of a number of potential buyers, the expansion of our company through acquisitions or similar transactions, or the continuation of our business as currently conducted. TWP gave a preliminary assessment of certain companies that could be interested in a strategic transaction with us. In addition, TWP presented preliminary financial analyses based on methodologies of the type later performed for its Fairness Opinion discussed below in the section "— Fairness Opinion". These preliminary analyses were performed based on projections we provided to TWP that did not reflect the impact of the cancellation of our agreement with Hewlett-Packard Company described below and the resulting subsequent deterioration of our operating results and cash position. As a result of these events, our company's actual results for these periods were materially below those projected. For instance, the projections reflected 2005 revenue of $21.9 million and 2005 net loss of $2.5 million and our actual 2005 revenue was $18.3 million and our actual 2005 net loss was $6.1 million. TWP also based its analysis on our common share price on Nasdaq on August 5, 2005 of $6.27, which did not reflect the impact of the announcement of the risk that we could lose our agreement with Hewlett-Packard Company and concerns in the marketplace about our viability. Between July 1, 2005 and August 9, 2005, the price of our common shares declined by approximately 24% and information regarding the decline in our common share price immediately following August 9, 2005, as well as cumulatively for the period between August and October 2005, appears in the following paragraphs. The TWP presentation was also made prior to the subsequent unsuccessful contacts with potential strategic partners or third parties about acquiring us described below. In addition to reflecting the projections provided to TWP and the common share price on August 5, 2005, the preliminary analyses were performed using comparative companies, transactions and premiums reflective of our then current market capitalization and the information available at that time. On the basis of the preliminary analyses, TWP indicated that our company might receive acquisition offers in excess of $8.00 per share if we significantly out-performed the then current expectations of the securities analysts that covered our company. As discussed below, these analyses were subsequently revised and they were not considered by our board of directors or our special committee as a material factor in approving the arrangement. After discussion, our board of directors directed TWP to prepare to proceed with contacting potential partners following the announcement of our final second quarter 2005 results.

        Following the August 9, 2005 board meeting, we announced our unaudited financial results for the second quarter of 2005. Our revenue was higher than the same period for the previous year, but at $4.6 million it was down from $5.8 million the previous quarter. In the earnings release, we also addressed the competitive threat to our relationship with Sprint PCS and the possible reduction in our revenues by as much as $500,000 per month if our solution was replaced. The average closing price of our common shares on Nasdaq for the five trading days following our August 9, 2005 earnings release was $5.04. This represented a 40% decline from the average closing price of our common shares on Nasdaq of $8.46 for the five trading days prior to our July 5, 2005 preliminary earnings release (or a further 17% decline subsequent to our preliminary announcement).

        On September 30, 2005, we announced that Hewlett-Packard Company had notified us that it would terminate our agreement with respect to the deployment of our solution at Sprint effective October 31, 2005 and that this change could reduce our revenue from Hewlett-Packard Company by as much as $500,000 per month. The loss of this significant customer contract immediately created a significant likelihood of a decrease in our revenues and cash position and an increase in our losses. Our revenue for the quarter following the cancellation of our agreement with Hewlett-Packard Company declined by $1.1 million, an amount approximately equal to the quarter over quarter decline in revenue from Hewlett-Packard Company, and our losses for the quarter increased to $2.6 million in the fourth quarter of 2005 from $1.5 million in the third quarter of 2005. See "Information Concerning the Corporation — Customers — Hewlett-Packard Company".

        The price of our common shares had declined approximately 43% between August 9, 2005 and October 7, 2005 and the cumulative decline between July 1, 2005 through October 7, 2005 was approximately

56%. The average closing price of our common shares on Nasdaq for the five trading days following our annoucement of our 2005 second quarter results, which also addressed the competitive threat to our relationship with Sprint PCS, was $6.29. The average closing price of our common shares on Nasdaq for the five trading days following our announcement on September 30, 2005 of the cancellation of our agreement with Hewlett-Packard Company was $3.63. Furthermore, the cancellation of our agreement with Hewlett-Packard Company increased the concerns of our board of directors about the scale of our company because the agreement accounted for 36% of our company's revenue in the nine months ended September 30, 2005 and generated monthly revenue of as much as $500,000 per month. The loss of this significant customer contract increased our losses and decreased our cash position. In addition, the cancellation of our agreement with Hewlett-Packard Company increased the concerns of our board of directors about the impact of our ongoing business expenses, including our estimated public company costs of approximately $750,000 to 800,000 per year, because those costs would be paid from a reduced revenue stream.

        In a telephone conversation that took place between September 26, 2005 and October 4, 2005, between Mr. Sims and Mr. Aragona concerning our business generally, Mr. Aragona on behalf of Austin Ventures indicated for the first time that Austin Ventures may have a possible interest in a going-private transaction involving our company and Austin Ventures.

        Our board of directors met again on October 5, 2005. At the meeting, Mr. Sims advised that since the last board of directors meeting, TWP had refined the tiers of potential partners, the relevant contacts and a deal rationale for each potential transaction. The potential transactions identified with different partners included acquisitions by us, strategic partnerships and sales of our company. TWP had deferred contacting these potential partners because of our second quarter 2005 earnings announcements and our September announcement regarding the termination of our agreement with Hewlett-Packard Company, but was continuing to prepare to do so.

        Mr. Sims then advised the board of directors of his conversation with Mr. Aragona in which the possibility of a going-private transaction had been indicated. The board of directors then discussed TWP's engagement, assessed and evaluated TWP's independence from Austin Ventures and agreed that as TWP had been engaged to explore strategic alternatives for our company, any discussions with Austin Ventures should take place as part of that process. Our board of directors then confirmed it was committed to pursuing the process of looking at strategic alternatives with TWP for the same reasons as led the board of directors to retain TWP as financial advisor, now made more acute by our company's recent financial and stock market performance.

        Mr. Aragona and Mr. Scott then exited the conference call because of the potential conflict of interest involving Austin Ventures. Our board of directors then determined it was appropriate for TWP to initiate contact with the potential partners that had been identified and explore a full range of potential strategic transactions. At this time, management exited the call and the three independent directors of our company, Messrs. Giffen, Dixon and Reiter, continued the meeting in executive session.

        Our board of directors met again on October 19, 2005. After discussion, and input about the responsibilities of the special committee from our company's Canadian corporate counsel, Torys LLP, and TWP about the role of the financial advisor, the board of directors appointed a special committee of directors who were independent of management and independent of Austin Ventures to assess, consider and review potential value enhancing strategic transactions and bring forward its recommendations to our board of directors. The members of our special committee are Messrs. Ian Giffen (Chairman), James Dixon and Barry Reiter, none of whom are employees of our company and all of whom our board determined to be independent. By reason of the creation of the special committee and its mandate to consider strategic initiatives with a view to enhancing shareholder value for unaffiliated shareholders, the majority of the directors who are independent directors determined it was not necessary to retain an unaffiliated representative to act solely on behalf of unaffiliated securityholders for purposes of negotiating the arrangement or preparing a report as to its fairness.

        Our board of directors established the special committee mandate. The special committee was authorized to assess, consider and review potential value enhancing strategic transactions, except that any final determination with respect to a proposed transaction and related matters remained subject to the approval of our board of directors. The mandate provides that the special committee has the authority to retain external advisors as the members of the special committee consider necessary or advisable. Each member of the Special Committee was entitled to the following fees in respect of that member's service on the special committee (i) from the formation of the Special Committee until December 31, 2005, Chairman $7,500 and each other member, $5,000, and (ii) from January 1, 2006 until March 31, 2006, Chairman, $7,500 and each other member, $5,000, plus in each case reimbursement of reasonable out-of-pocket expenses in accordance with our company's normal practice. We expect that these compensation arrangements will remain in place for each calendar quarter (or portion thereof) until the special committee is dissolved. After consultation with our then general counsel and with Torys LLP, the special committee decided to retain Torys LLP. In arriving at this decision, our special committee gave consideration to Mr. Reiter's also serving as a partner of Torys LLP, the relationship of Torys LLP, the special committee, our company, management and Austin Ventures and the potential benefits and costs associated with the special committee's retaining separate counsel. Our special committee determined that Torys LLP was sufficiently independent to act for the special committee. After the appointment of the special committee, TWP and Torys LLP, were exclusively directed by, and exclusively reported to, the special committee. A representative of Torys LLP attended special committee meetings and was consulted at various times throughout the strategic process by the special committee or its members about legal matters. All meetings of the special committee have been conducted by conference call, and each meeting included an opportunity for the special committee to discuss matters without management present.

        Our special committee met for the first time on October 21, 2005 to discuss a variety of organizational matters. Among other things, the special committee discussed the roles and responsibilities of the special committee members, management, and financial and legal advisors and the process for reporting to the board of directors. At the meeting, a representative of Torys LLP described the role of the special committee and its legal obligations. Our special committee then considered whether it would be better to conduct a publicly announced process or to selectively approach targeted parties. Our special committee, with input from representatives from TWP and a representative from Torys LLP, then discussed the potential negative effects of a public process, namely, that the public process could potentially diminish the value of our company by introducing customer and employee uncertainty about the future of our company and providing an opportunity for our competitors to obtain competitively sensitive information about us. Our special committee and representatives from TWP and a representative from Torys LLP also discussed the possibility that a public process could attract a potential partner not identified by management or TWP during the strategic process who may submit a strategic transaction. After discussion and input from representatives from TWP about the role of the financial advisor and a representative from Torys LLP about the role of the special committee and its legal obligations, including as to the relatively small potential universe of likely partners, our special committee concluded that the potential negative aspects of a public process outweighed the potential upside, and that our special committee, through TWP, would proceed to approach targeted parties, but would revisit this decision as appropriate. Further, our special committee would be able to structure a private auction if merited by multiple expressions of interest from potential partners.

        Representatives of TWP then reported regarding TWP's due diligence on us and on the development of a list of potential strategic partners (which consisted of ten companies in Tier 1 and eight companies in Tier 2). The special committee then directed TWP and Torys LLP to work with management to develop a form of non-disclosure agreement to be signed by potential strategic partners, and TWP and management to develop scripts for approaching potential partners. The special committee also directed management to begin organizing relevant due diligence materials. Our special committee then reviewed the roles of the special committee, TWP and Torys LLP and the involvement of management.

        Our special committee met again on November 4, 2005. At the meeting, representatives of TWP reported that the initial list of strategic parties and related preparation materials had been completed. Also, representatives of TWP reported that TWP had contacted five of the parties on the Tier 1 list by telephone, and described the details of those calls. Our special committee then discussed the fact that two of the proposed Tier 1 parties yet-to-be contacted were presently direct competitors of us and determined that TWP should defer contacting those two parties because of the likely negative impact on our business of our competitors knowing we were potentially going to be acquired (these parties were contacted later in the process). Representatives of TWP then reviewed the names, as well as the general corporate details, of all of the potential strategic partners on the Tier 1 and Tier 2 lists and the likely form of strategic transaction with each and indicated that it was planning to attempt to contact the remaining parties on the Tier 1 list during the following week.

        In addition, further to the preliminary expression of interest by Austin Ventures, representatives of TWP reported that TWP had contacted Austin Ventures and Austin Ventures had requested a management presentation. In anticipation of that presentation scheduled for November 5, 2005, TWP was in the process of finalizing a non-disclosure agreement with Austin Ventures. The presentation to Austin Ventures was prepared by management of our company, with input from TWP, and was developed to be the presentation that would be delivered to other potential partners who requested a presentation.

        Our special committee determined that because Austin Ventures was a potential party to a strategic transaction, management with input from TWP and legal counsel should review all information proposed to be distributed to our board of directors to ensure that the Austin Ventures nominees did not receive information that would put Austin Ventures at an informational advantage over other potential parties in the strategic process. Management then reported to our special committee that they were gathering the materials required for the diligence process, and expected that the majority of these materials would be gathered shortly. Our special committee then met without management or TWP present and discussed the role of various parties in the strategic process and the appropriate procedures to follow during the process.

        We entered into the non-disclosure agreement with Austin Ventures on November 2, 2005. On November 7, 2005, at the direction of the special committee, members of our management and representatives of TWP met with Austin Ventures. Management presented its then current view of our business to Austin Ventures.

        Our special committee met again on November 8, 2005 and received an update from TWP on the management presentation to Austin Ventures. Our special committee then discussed the status of TWP's contacts with other prospective parties and instructed TWP to continue discussions with the parties on the Tier 1 list other than the two parties that were direct competitors.

        On November 15, 2005, TWP provided the special committee with a written summary of its contact with potential buyers. The summary included the contact names, contacts made, material provided and comments on the status of each contact. The same format was used for all of the potential buyers' contact summaries provided by TWP to the special committee. TWP provided the special committee with updated potential buyers contact summaries on November 17, 22 and 29 and December 1, 2005.

        On December 2, 2005, our special committee met again. Representatives of TWP reviewed the prospective parties from the Tier 1 list that had declined to pursue a potential transaction and our special committee discussed, on a case-by-case basis, the reasons the parties declined. The reasons were generally unique and party-specific in each case. Representatives of TWP then discussed the status of its communications with the Tier 1 parties that had not declined to continue discussions, and our special committee discussed each of these potential opportunities on a case-by-case basis. Our special committee noted that it was also continuing to consider whether any other parties should be added to the Tier 1 or Tier 2 list and suggested the name of another potential party that should be added to the Tier 1 list. Our special committee then considered whether it was appropriate to begin to pursue opportunities with parties on the Tier 2 list. Our special committee determined that, at that time, TWP should continue to pursue discussions with Tier 1 partners only as these were the highest potential partners and it was desirable to maintain the number of parties in the strategic process at a manageable level, and management should review and provide input to further refine the Tier 2 list.

        Based on the efforts of TWP on behalf of our special committee, one potential Tier 1 financial buyer expressed an interest in furthering discussions with us. On December 2, 2005, we signed a non-disclosure agreement with this party. At the direction of our special committee, our management and TWP had a conference call with this party on December 15, 2005 during which management presented its then current view of our business. In January 2006, this potential buyer informed us that it did not wish to pursue a transaction with us because we did not satisfy its target investment profile.

        TWP provided the special committee with updated potential buyers' contact summaries on December 13 and 16, 2005.

        Our special committee met again on December 16, 2005. At the meeting, representatives of TWP reviewed the prospective parties from the Tier 1 lists that had declined to pursue a potential transaction since the December 2 meeting, and the special committee discussed, on a case-by-case basis, the reasons those parties declined. The reasons were again generally unique and party-specific in each case. Representatives of TWP then discussed the status of its communications with those Tier 1 parties that had not declined to continue discussions, and the special committee discussed each of these potential opportunities on a case-by-case basis. Our special committee then instructed TWP to commence contacting several select parties on the Tier 2 list in the first week of January 2006.

        Also on December 16, 2005, Mr. Aragona telephoned Mr. Giffen to advise that Austin Ventures was in the process of requesting due diligence information about our company through TWP and as a result Austin Ventures would not likely be in a position to decide whether or not it wished to proceed with a transaction with us until at least mid-February, following the release of our 2005 annual audited financial results.

        TWP provided the special committee with an updated potential buyers' contact summary on January 11, 2006.

        Our special committee met again on January 12, 2006. At the meeting, representatives of TWP reported on the communications with prospective parties on the Tier 1 list that were still ongoing, and the special committee discussed these potential opportunities. Representatives of TWP then identified the prospective Tier 1 parties that had declined the opportunity to pursue a potential transaction since the last meeting, reviewed the prospective parties on the Tier 2 list and reported on its communications with the Tier 1 financial parties. Our special committee considered why the Tier 1 financial parties had declined to pursue additional discussions with us and based on feedback that TWP received from the initial list of Tier 1 financial parties, determined that TWP should target additional financial parties, focusing on those who might specifically be interested in a transaction within our market value range and those with portfolio companies that had a strategic fit with us. Subsequent to this meeting, management of our company and TWP supplemented the list of potential partners with an additional six strategic partners and six Tier 1 financial partners.

        Mr. Giffen then provided an update on his discussion in mid-December with Mr. Aragona on behalf of Austin Ventures. Mr. Sims also advised that Austin Ventures had made a request for some additional due diligence information and Mr. Sims agreed that he would review the due diligence request with our special committee and, if acceptable to our special committee, provide Austin Ventures with the due diligence materials through TWP. In response to Austin Ventures' due diligence request, our special committee directed management of our company to prepare a second presentation to Austin Ventures. Management prepared the second presentation dated January 18, 2006, TWP provided the presentation and materials to Austin Ventures on January 24, 2006.

        TWP provided the special committee with an updated potential buyers' contact summary on January 26, 2006.

        On January 27, 2006, our special committee met again and reviewed the status of the strategic process. At the meeting, representatives of TWP reviewed the status of TWP's communications with Tier 1 strategic parties and then reviewed the status of its communications with the additional Tier 1 financial parties, and informed our special committee that the financial parties had all declined to pursue discussions with us. The reasons included the financial parties' focus on earlier stage activity and lack of interest in a transaction below a certain size. Representatives of TWP also reviewed the status of the communications with the prospective parties on the Tier 2 list.

        Representatives of TWP then provided an update on their discussions with Austin Ventures and Austin Ventures' request to schedule a conference call to discuss the materials that it had received. Our special committee determined that it was desirable to definitively understand from Austin Ventures the status of its consideration of whether to pursue a transaction which had not been determined to date. Our special committee wished to understand Austin Ventures' position because the strategic process had been underway for several months and our financial results had deteriorated over the period and in order to move the strategic process forward, with Austin Ventures or otherwise, our special committee needed to understand Austin Ventures' position. Our special committee then directed TWP to approach Austin Ventures to obtain an indication of its interest.

        Our special committee then discussed again whether to switch to a public auction process but determined to continue the confidential, targeted process that was underway for similar reasons as those previously considered at its October 21, 2005 meeting.

        On February 6, 2006, at the direction of our special committee, management and TWP discussed the additional requested materials with Austin Ventures and TWP communicated our special committee's desire to understand Austin Ventures' intentions. See "— Financial Projections".

        On February 10, 2006, TWP provided the special committee with a summary special committee update.

        Our special committee met again on February 10, 2006. At the meeting, representatives of TWP reviewed the information in the special committee update with the special committee, including the events from the inception of our special committee through that date, the selection process for the Tier 1 and Tier 2 prospective partners and reported that, with the exception of three strategic partners, all of the Tier 1 and Tier 2 strategic partners had been contacted and had declined to pursue a transaction.

        Representatives of TWP then reviewed their discussions with Austin Ventures and informed our special committee that TWP expected Austin Ventures to clarify its interest prior to a meeting of our board of directors scheduled for Thursday, February 16, 2006.

        On February 13, 2006, Ian Giffen, representatives of TWP and Mr. Aragona on behalf of Austin Ventures, spoke by conference call. Mr. Aragona indicated that Austin Ventures had not reached a definitive conclusion regarding its intentions with respect to our company, but Austin Ventures was interested in further considering and discussing a transaction that would take us private. When asked about the value of a potential transaction, Mr. Aragona advised that Austin Ventures was considering on a preliminary basis a fully financed cash deal with pricing in the range of $3.07.

        Our special committee met again on February 15, 2006. At the meeting, representatives of TWP reported on the February 13, 2006 telephone call with Mr. Aragona. Our special committee then discussed Austin Ventures' initial valuation and strategies that might be employed by our special committee to obtain a higher price. Our special committee directed TWP to attempt to engage Austin Ventures to better understand Austin Ventures' position with a view to providing Austin Ventures with reasoning and support for a higher value.

        On February 15, 2006, as directed by our special committee, a representative of TWP discussed Austin Ventures' potential proposal with Mr. Aragona. Mr. Aragona and the TWP representative discussed Austin Ventures' potential proposal and Mr. Aragona's perspective on the strategic process. Mr. Aragona indicated that Austin Ventures was, subject to its internal analysis and approvals, potentially a buyer of our company but was also willing to consider a third party offer or financing. Mr. Aragona also indicated that he understood that if Austin Ventures made a proposal that Austin Ventures would be required to publicly disclose the terms of the proposal and this disclosure might help to draw out any other interested bidders. No party, including those contacted by TWP, has made a proposal to us since we disclosed Austin Ventures' initial proposal on February 27, 2006.

        On February 16, 2006, we issued a press release announcing our unaudited financial results for the fourth quarter and year ended December 31, 2005. Total revenue in the fourth quarter was $3.4 million, compared to $4.5 million in the previous quarter and $5.5 million in the fourth quarter of the previous year. Following the announcement, the price of our common shares declined by approximately 8% on higher than normal trading volume.

        On February 24, 2006, our special committee met again. At the meeting, a representative of TWP reported on the conversation he had with Mr. Aragona following the February 15, 2006 special committee meeting, as set forth above. Our special committee then discussed the status of communications with Austin Ventures and determined that TWP should again contact Austin Ventures and suggest that Austin Ventures submit a non-binding letter on intent setting forth its proposal.

        On February 24, 2006, representatives of TWP spoke by telephone with Mr. Aragona on behalf of Austin Ventures in an attempt to increase the value that Austin Ventures might put forward and requested that Austin Ventures deliver a non-binding letter of intent to us if it was intending to continue the discussions.

        On February 27, 2006, we received a non-binding letter of intent from Austin Ventures proposing a plan of arrangement transaction in which Austin Ventures or affiliates would acquire all of our outstanding common shares not owned by Austin Ventures for $3.07 per share and that in-the-money options would be cashed out on a similar basis.

        Our special committee met on February 27, 2006. At the meeting, representatives of TWP reported on their February 24, 2006 conversation with Mr. Aragona. The representatives of TWP then proceeded to review for our special committee the terms of the non-binding letter of intent submitted by Austin Ventures. A representative of Torys LLP also reviewed the pertinent legal issues arising from the non-binding letter of intent. Our special committee then proceeded to consider and approve a press release announcing the proposal from Austin Ventures. After discussion, our special committee directed TWP to respond to Austin Ventures on the terms of the proposal. Our special committee also directed TWP to again contact the parties previously approached during the strategic process to determine if the level of interest of any of those parties had changed.

        We issued a press release on February 27, 2006, disclosing receipt of Austin Ventures' proposal. On February 27, 2006 we also issued a press release announcing the planned departure of our senior vice president of sales.

        In early March, based on the status of the discussions with Austin Ventures and the fact that any transaction with Austin Ventures would likely require an independent valuation report, our special committee directed Mr. Stephen Morrison, our Chief Financial Officer, to contact three financial advisory firms to solicit proposals from them to serve as independent valuators to our special committee. Our special committee reviewed the proposals from the three valuators and determined to pursue the proposal from Paradigm Capital. Our special committee reviewed the qualifications of Paradigm Capital, its independence and all of the circumstances and determined that Paradigm Capital was independent and a qualified valuator to deliver the formal valuation. Our special committee retained Paradigm Capital as its independent valuator pursuant to an engagement letter dated March 21, 2006.

        On March 3, 2006, representatives of TWP discussed Austin Ventures' non-binding proposal by telephone with Mr. Aragona. The TWP representatives communicated to Mr. Aragona that the $3.07 price per common shares proposed by Austin Ventures was lower than expected. Mr. Aragona declined to negotiate by telephone and indicated that Austin Ventures would require a formal response from our special committee.

        Our special committee met again on March 3, 2006. At the meeting, a representative of Torys LLP summarized the strategic process and its relation to our special committee's obligations in deliberating on Austin Ventures' proposal. Our special committee proceeded to discuss the proposal and how it should properly be assessed and addressed. Representatives of TWP then reviewed TWP's progress in contacting and canvassing other potential parties during the past week, noting that nothing had changed in terms of level of interest on the part of the previously contacted parties. In addition, the TWP representatives reported that a few entities had been approached for the first time and that TWP was waiting to hear back from them. A representative of TWP then reported on his telephone conversation earlier that day with Mr. Aragona and proceeded to discuss Austin Ventures' proposal with the special committee. After discussion, our special committee authorized TWP to provide a counter-proposal to Austin Ventures at $3.60 per common share. The special committee intended that this counter-proposal, at a price slightly above the then current trading price of our common shares on Nasdaq, served as a basis for negotiating a higher price than $3.07 from Austin Ventures, but this counter-proposal did not represent the special committee's valuation of our common shares or its views on what would consitute a fair price. Our special committee further determined that TWP should request that Austin Ventures extend the deadline response date to secure further time. In response to our request, Austin Ventures agreed to extend the time of response to the proposal from March 6 to March 16. We issued a press release on March 6, 2006 in which we disclosed the extension of the deadline for us to respond to Austin Ventures' proposal.

        On March 6, 2006, our special committee met again. At the request of our special committee, Mr. Aragona joined the meeting by telephone so that Austin Ventures and our special committee could achieve a greater level of understanding of each side's perspective. On behalf of Austin Ventures, Mr. Aragona explained Austin Ventures' perspective on its proposal. Mr. Aragona then left the call.

        Our special committee then discussed the conversation that had just taken place with Mr. Aragona and agreed that, on the right terms, it was in the best interests of all stakeholders to commence and attempt to complete the strategic process at this time rather than later based on a number of factors, including, our current financial performance, the impact of that performance and the potential impact of a drawn-out strategic process on our customers and employees, and the fact that there had been no progress with any other potential partners and no additional potential partners had contacted the company since the proposal from Austin Ventures had been made public. In particular, our special committee determined that, if possible, it would be desirable to obtain a price higher than the $3.07 offered by Austin Ventures.

        On March 9, 2006, our special committee met again. At the meeting, representatives of TWP reported to our special committee that they had extensive negotiations with Austin Ventures during a series of conversations that they had with Mr. Aragona on behalf of Austin Ventures about Austin Ventures' proposal. Based on these negotiations, representatives of TWP expected Austin Ventures to increase its proposal to $3.34 per common share, half way between Austin Ventures' original proposal of $3.07 and our special committee's counter-proposal of $3.60. A representative of Torys LLP then proceeded to summarize the other terms of Austin Ventures' proposal and to provide a brief overview of the next steps in the process in the event Austin Ventures submitted a revised proposal that was accepted by our special committee. Representatives of TWP also reported that no other strategic partners or buyers had indicated any interest in competing with the Austin Ventures proposal. A member of our special committee then asked if TWP expected to be in a position to provide a fairness opinion if a proposal was received from Austin Ventures at the price of $3.34 per common share. Representatives of TWP responded that if such a proposal was received from Austin Ventures, subject to the customary assumptions and qualifications, TWP would be in position to provide a fairness opinion before we entered a definitive arrangement agreement.

        Management of our company then advised our special committee that the previous day we had received a Nasdaq Staff Deficiency Letter indicating that we were not in compliance with Nasdaq's Marketplace Rule 4310(c)(2)(B), which requires a listed company to have a minimum of $2,500,000 in stockholders equity, or $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. On March 9, 2006, we issued a press release announcing that we had received the Nasdaq Staff Deficiency Letter.

        Our special committee then directed TWP to make a final attempt to negotiate the price with Austin Ventures and request that Austin Ventures submit a revised proposal. Our special committee then resolved to accept a revised Austin Ventures proposal if it contained at least the terms discussed at the meeting, together with such changes as may be approved by the person signing the proposal on behalf of our company, and the Chairman of our special committee was authorized to execute an acceptance of the proposal on our behalf.

        On March 9, 2006, we received a revised non-binding proposal from Austin Ventures to acquire all of our outstanding common shares not owned by Austin Ventures for cash consideration of $3.34 per share, an increase of $0.27 from Austin Ventures' original proposal, and to cash out in-the-money options on the same basis. After consideration and evaluation by our special committee in conjunction with advice from representatives of TWP about the negotiations with Austin Ventures and the terms of the Austin Ventures proposal, and from a representative of Torys LLP about the special committee process and the terms of the Austin Ventures proposal, our special committee accepted, subject to the approval of our board, the Austin Ventures proposal on behalf of our company as a basis for negotiating a definitive arrangement agreement. On March 10, 2006, we announced that our special committee had received and accepted Austin Ventures' proposal.

        Between February 27, 2006 and March 10, 2006, at the direction of our special committee, TWP continued to contact the parties on the initial list of potential strategic partners. In addition, TWP contacted three other potential parties. One of those inquiries resulted in a party signing a non-disclosure agreement on March 17, 2006 and having preliminary discussions with management. On March 17, 2006, members of our management met with this party and management presented its then current view of our business. On March 31, 2006, this potential buyer indicated it did not wish to pursue a transaction with us. The potential buyer did not provide a reason for its decision.

        On March 22, 2006, we submitted a response to the Nasdaq Staff Deficiency Letter requesting an extension to allow us to retain our listing while we and Austin Ventures worked to negotiate the Arrangement.

        In late March 2006, Austin Ventures first approached Mr. Sims about continuing as chief executive officer of the resulting company and, if so, about possibly investing in the resulting company. Mr. Sims has indicated his desire to continue in the role of chief executive officer of the resulting company, and Austin Ventures has indicated that if he were to continue, he may be allowed to invest up to $1,000,000 in the resulting company, subject to his continuation in that role for some period of time. Mr. Sims and Holdings have entered into an agreement that provides for Mr. Sims' contribution of his common shares of our company in exchange for shares of Holdings' convertible preferred stock. Mr. Sims has indicated that he does not intend to invest any additional amounts in Holdings at this time.

        In the course of the negotiations of the arrangement agreement between the special committee and Austin Ventures, Austin Ventures had previously requested that our company confirm that, assuming the arrangement was consummated, Mr. Sims had not expressed any interest in terminating his employment contract. Mr. Giffen asked Mr. Sims about his intentions in this regard, and Mr. Sims confirmed that he had no such intention at that time.

        On April 3, 2006, we and Holdings and Austin Ventures entered into an interest deferral agreement pursuant to which we have agreed that payment of the quarterly interest amounts due under the Notes would be deferred until the earlier to occur of (i) the termination of the Arrangement Agreement or (ii) the effectiveness of the Arrangement. The negotiation of the deferral agreement was conducted on behalf of our company by our special committee. Under the deferral agreement, the deferred quarterly interest amounts cease accruing interest. Our special committee determined that it was desirable for us to enter into the deferral agreement to allow us to conserve cash and to avoid issuing additional common shares to Austin Ventures at a price less than the $3.34 per common share during the pendancy of Austin Ventures' proposal.

        On April 3, 2006, we received a Nasdaq Staff Determination indicating that Nasdaq had denied our request for an extension to allow us to retain our listing while we and Austin Ventures worked to complete the Arrangement. On April 4, 2006 we issued a press release announcing that we had received the Nasdaq Staff Determination. We filed an appeal of the Nasdaq Staff Determination on April 12, 2006 and as a result, our common shares continued to trade on the Nasdaq through the appeal hearing date of May 11, 2006. On May 16, 2006, we received the Nasdaq Listing Qualifications Panel's decision denying our request for continued inclusion on Nasdaq and announced that day that our common shares would be delisted from Nasdaq effective with the open of business on May 18, 2006. Our common shares have traded in the U.S. on the Pink Sheets Electronic Quotation System since May 18, 2006.

        On April 4, 2006, the special committee met again. Our special committee, with input from TWP and Torys LLP, discussed the strategic process that had been undertaken, the fact that TWP had contacted 18 strategic and 14 financial potential partners in the course of the strategic process, the structure of the proposed transaction with Austin Ventures and the documentation to implement the transaction. Representatives of TWP then presented financial analyses regarding the Austin Ventures proposal. Representatives of TWP also advised that if the arrangement agreement was finalized without material changes to the terms of the draft reviewed by TWP, then TWP would be in a position to provide its opinion that the consideration to be received by our shareholders other than Austin Ventures pursuant to the Arrangement was fair to those shareholders from a financial point of view. A representative of Paradigm Capital also presented the Formal Valuation dated April 3, 2006 to the special committee and described the material factors upon which Paradigm Capital based its valuation range and the methodologies and procedures followed by it in carrying on its work. After discussion, the special committee determined that subject to satisfactory negotiation of the final terms of the arrangement agreement and receipt of the executed Fairness Opinion, the special committee would recommend that the board of directors approve the arrangement agreement and the related matters necessary to effect the Arrangement.

        Negotiations continued with Austin Ventures to finalize the arrangement agreement.

        On April 6, 2006, our board of directors met to receive an oral report from the special committee on its deliberations at the April 4, 2006 meeting, including the committee's discussion of the Fairness Opinion of TWP and the Formal Valuation of Paradigm Capital, and reports on the structure of the transaction, the principal terms of the arrangement agreement and a summary of the meeting materials from Torys LLP. Our board of directors also received the recommendation of our special committee described above and was advised as to the expected receipt of the Fairness Opinion and the Formal Valuation. After consideration of:

  •
  our special committee's recommendations;

  •
  the Fairness Opinion of TWP as to the fairness, from a financial point of view, of the consideration to be received by our unaffiliated shareholders pursuant to the arrangement;

  •
  the Formal Valuation of Paradigm Capital that, as of that date, the fair market value of the common shares was in the range of $2.97 to $3.50 per common share;

  •
  the advice of Torys LLP; and

  •
  the other factors considered by our special committee;

our board of directors concurred with the recommendations of our special committee and concluded that the transaction was fair to unaffiliated shareholders and in the best interests of our company and shareholders and approved the arrangement agreement and resolved to recommend that shareholders vote in favour of the arrangement and the continuance and related matters. At the board of directors meeting, Messrs. Aragona and Scott, who are designees of Austin Ventures, and Mr. Sims, who is our chief executive officer, declared their respective interests in the matters discussed at the meeting and abstained from voting upon the matters before the meeting. Accordingly, the majority of the directors who are not employees of our company approved the arrangement. The arrangement agreement was then signed by Holdings, Austin Ventures VIII, L.P. and on behalf of our company by the Chairman of our special committee.

        The board of directors (with Messrs. Aragona, Scott and Sims abstaining) unanimously recommends that the securityholders vote FOR the Arrangement Resolution.

Position of the Board of Directors and the Special Committee as to Fairness

        In reaching its conclusion that the arrangement is substantively fair to the unaffiliated shareholders, and that the arrangement is in the best interests of our company, our special committee considered and relied upon a number of factors including the following:

  •
  its understanding of our industry and its assessment of our future prospects, including the fact that no developments in our industry or unique to our company were expected to occur in the near future that would substantially raise the value of our common shares, as well as the factors set forth in the section "— Reasons for the Arrangement — From the Corporation's Perspective";

  •
  the absence of a superior proposal despite significant efforts by our special committee and financial advisor. The special committee noted that management and TWP had been seeking strategic partners or third parties to acquire us for several months and had generated no proposals from any of the 32 parties approached by TWP. The special committee also noted that no party, including those contacted by TWP, had made a proposal to us since Austin Ventures' initial proposal was publicly disclosed on February 27, 2006;

  •
  the Fairness Opinion to the effect that, as of the date of the Fairness Opinion, and based upon and subject to the various factors, assumptions and limitations set out in the Fairness Opinion, the $3.34 per common share consideration to be received by our shareholders other than Austin Ventures pursuant to the arrangement was fair, from a financial point of view, to those shareholders. The special committee adopted the conclusion and analysis that TWP presented in connection with the Fairness Opinion;

  •
  the Formal Valuation to the effect that, as of the date of the Formal Valuation, and based upon and subject to the various factors, assumptions and limitations set out in the Formal Valuation, the fair market value of the common shares was in the range of $2.97 to $3.50 per common share. The special committee adopted the conclusion and analysis that Paradigm Capital used to provide the Formal Valuation;

  •
  the fact that the trading volume of our common shares is low and as such the quoted market price for our common shares, even if more than $3.34 per share, may not be a fair indicator of the price at which a third party would acquire our company or make a substantial investment in our company, as transactions involving a relatively small number of shares could disproportionately increase or decrease the market price of our common shares;

  •
  the current and historical market prices for our common shares, including those set forth in the table in the section "Information Concerning the Corporation — Market for Securities," which had traded below the price of $3.34 per share on 14 trading days during the fourth quarter of 2005 (during which quarter the price reached a low of $2.09 per share), and on one trading day during the first quarter of 2006 prior to our February 27, 2006 announcement of Austin Ventures' proposal to purchase our shares for $3.07 per share, and could possibly trade in the near future for less than $3.34 per share in the absence of any positive business developments;

  •
  the consideration under the arrangement will be paid entirely in cash, which provides an objective degree of value; and

  •
  the likelihood of consummation. The special committee took into consideration the totality of the terms of the arrangement agreement and concluded they were such as to maximize the likelihood of the consummation of the arrangement.

        The special committee does not believe that our net book value, liquidation value or going concern value are principal relevant considerations in determining the fairness of the arrangement. Net book value is an accounting concept, and was not considered to relate to the fair value of our common shares in evaluating the fairness of the arrangement to our unaffiliated shareholders, as the value of our common shares is based in large measure upon an estimate of the value of our technology and the growth of our sector. The liquidation value of our assets was not considered in evaluating the fairness of the proposed arrangement to our shareholders, as the special committee considers our company to be a viable going concern, and that our liquidation value would be significantly lower than our valuation as a going concern. Our special committee did not consider our going concern value in evaluating the fairness of the arrangement to our unaffiliated shareholders because a going concern value generally involves a valuation of a company's assets and its ability to continue to earn a profit. Valuation of these matters with respect to our company is extremely difficult and unreliable, as our business and industry are new and emerging, and we have only a limited history of operating under our existing business plan. The special committee also did not consider the preliminary views as to potential acquisition prices expressed by TWP at the August 9, 2005 meeting of our board of directors, as those views were expressed prior to, and did not take into account, subsequent material and adverse developments in our business nor the outcome of our strategic process. The special committee also did not consider the $3.07 conversion price of the notes held by Austin Ventures, as that conversion price was agreed to in May 2004. The special committee noted that our closing share price on the Nasdaq Capital Market had exceeded $3.34 per share on most of the trading days during the first quarter of 2006; however, this fact did not alter the conclusions of our special committee, as our share price had generally been declining since the second quarter of 2005, and as described above, had traded below this price on a variety of trading days since the beginning of the fourth quarter of 2005. The special committee noted that there was a significant possibility that if we did not undertake the arrangement, our shareholders might not be able to receive cash or other consideration for their shares equal to or greater than $3.34 per share in any future transaction that they may effect, or as a result of any corporate transaction that we might pursue.

        Our special committee believes the arrangement is procedurally fair to the unaffiliated shareholders because:

  •
  the special committee, which consisted solely of directors who are not employees of our company and who the board determined to be independent, settled with Austin Ventures the key terms of the arrangement agreement and oversaw the negotiation of the other terms of the arrangement agreement and the arrangement (although the special committee noted that, by reason of the appointment of the special committee, a majority of our directors who are not our employees did not retain an unaffiliated representative to act on behalf of our unaffiliated security holders for purposes of negotiating the terms of the arrangement);

  •
  the committee, through its financial advisor, contacted 18 potential strategic partners and 14 financial buyers, other than Austin Ventures, to solicit interest in pursuing an alternative transaction, none of whom expressed an interest in doing so;

  •
  our special committee was successful in obtaining an increase of $0.27, or 8.8%, in the price per common share offered by Holdings from the price initially proposed;

  •
  we retained an independent financial advisor, TWP, who was exclusively directed by, and exclusively reported to, our special committee and delivered the Fairness Opinion;

  •
  our special committee retained an independent valuator, Paradigm Capital, who delivered the Formal Valuation;

  •
  the arrangement was approved by a majority of the members of our board who are not employed by us;

  •
  the Arrangement Resolution will be subject to the approval of at least 66 2/3% of the votes cast at the meeting by securityholders entitled to vote at the meeting (present in person or represented by proxy) and a majority of the votes cast at the meeting by shareholders entitled to vote at the meeting (present in person or represented by proxy), excluding votes in respect of common shares held by Interested Persons;

  •
  completion of the arrangement will be subject to a determination as to its fairness by the court;

  •
  registered shareholders who do not vote in favour of the Arrangement Resolution will have the right to require a judicial appraisal of their common shares and obtain "fair value" under the Arrangement Dissent Procedures;

  •
  of the failure of other parties to come forward with superior proposals despite opportunities to do so after the announcement of Austin Ventures' initial proposal on February 27, 2006 and of Austin Ventures' improved proposal on March 10, 2006 and prior to execution of the arrangement agreement on April 6, 2006; and

  •
  the arrangement agreement provides us with the ability to consider other Acquisition Proposals (as defined in the arrangement agreement) and to terminate the arrangement agreement in order to recommend, approve or accept a Superior Proposal (as defined in the arrangement agreement) that would, if completed, result in a transaction more favourable to shareholders from a financial point of view than the arrangement, subject to certain conditions, including the payment to Holdings of the termination payment of $750,000 (which in the view of the members of our special committee is unlikely to deter a serious competing bidder from coming forward) and reimbursement of Holdings' reasonable expenses.

        In adopting our special committee's recommendations and concluding that the arrangement is substantively and procedurally fair to the unaffiliated shareholders and that the arrangement is in the best interests of our company, our board of directors considered and relied upon the same factors and considerations that our special committee relied upon, as described above.

        The foregoing discussion of the information and factors considered and given weight by our special committee and our board of directors is not intended to be exhaustive but is believed to include all material factors considered by our special committee and our board of directors. In addition, in reaching the determination to approve and recommend the arrangement, neither our special committee nor our board of directors assigned any relative or specific weights to the foregoing factors which were considered, and individual directors may have given different weights to different factors. Our special committee is, however, unanimous in its recommendation that our board of directors approve the arrangement, and our board of directors (with Messrs. Aragona, Scott and Sims abstaining in light of their interests in the arrangement) is unanimous in its recommendation that the shareholders vote in favour of the Arrangement Resolution.

        In their consideration of the fairness of the consideration to be received pursuant to the arrangement, each of our board of directors, our special committee and TWP referred to the fairness of the consideration, from a financial point of view, to the shareholders of our company other than Austin Ventures. See "— Reasons for the Arrangement from the Corporation's Perspective."

Position of Austin Ventures Parties as to Fairness

        While the Austin Ventures Parties believe that the arrangement is fair to the unaffiliated shareholders of our company, Austin Ventures attempted to negotiate the transaction that would be most favourable to it, and not to the shareholders of our company, and accordingly did not negotiate the arrangement agreement with a goal of obtaining terms that were fair to such shareholders. The unaffiliated shareholders were, as described elsewhere in this Circular, represented by the special committee that negotiated with Austin Ventures on behalf of those shareholders, with the assistance of a financial advisor and a legal advisor. The Austin Ventures Parties believe that the arrangement is substantively and procedurally fair to the unaffiliated shareholders of our company. However, none of the Austin Ventures Parties has undertaken any formal valuation of the fairness of the arrangement to those shareholders or engaged a financial advisor for such purpose. Moreover, none of the Austin Ventures Parties participated in the deliberations of the special committee or received advice from the special committee's financial advisor.

        The belief of the Austin Ventures Parties that the arrangement is substantively fair to the unaffiliated shareholders of our company is based on the following factors:

  •
  the Austin Ventures Parties' belief that $3.34 was a fair price for our common shares given the industry in which we operate, our competitive position within our industry, our limited cash and cash equivalents of $10.1 million as of December 31, 2005, our long-term indebtedness of $8.8 million, our history of losses and deteriorating financial condition including losses of $28.3 million, $8.0 million, $6.0 million and $5.9 million (projected) in 2003, 2004, 2005 and 2006, respectively;

  •
  the special committee unanimously concluded that the arrangement is fair to our unaffiliated shareholders and in the best interests of our company and the board of directors (with Messrs. Aragona, Scott and Sims abstaining) unanimously recommended that shareholders vote in favour of the Arrangement Resolution;

  •
  the fact that the special committee received an opinion from TWP to the effect that, as of the date of the Fairness Opinion, and based upon and subject to the various factors, assumptions and limitations set out in the Fairness Opinion, the $3.34 per common share consideration to be received by our shareholders other than Austin Ventures pursuant to the arrangement was fair, from a financial point of view, to those shareholders (although neither TWP's opinion, nor its presentation to our special committee on April 4, 2006 in connection with its opinion, were addressed to the Austin Ventures Parties, nor did any of such persons or entities receive copies of those documents at the time they were delivered to our special committee (as the Austin Ventures Parties were only able to review these documents at the time they were publicly filed with the SEC), the Austin Ventures Parties adopt the conclusions and analyses in those documents as among the several factors considered in their evaluation and conclusion as to the fairness of the arrangement to the unaffiliated shareholders);

  •
  the fact that the special committee received the Formal Valuation to the effect that, as of the date of the Formal Valuation, and based upon and subject to the various factors, assumptions and limitations set out in the Formal Valuation, the fair market value of our common shares was in the range of $2.97 to $3.50 per common share (although the Formal Valuation is not addressed to the Austin

    Ventures Parties and none of the Austin Ventures Parties received Paradigm Capital's oral presentation of its Formal Valuation to the Special Committee, nor did any of such persons or entities receive a copy of the Formal Valuation at the time it was delivered to the special committee (as the Austin Ventures Parties were only able to review this document at the time it was publicly filed with the SEC), the Austin Ventures Parties adopt the conclusions and analyses in that document as among the several factors considered in their evaluation and conclusion as to the fairness of the arrangement to the unaffiliated shareholders);

  •
  the current and historical market prices for our common shares, including those set forth in the table in the section "Information Concerning the Corporation — Market for Securities," which had at certain times traded below the price of $3.34 per share, and could possibly trade in the near future for less than $3.34 per share in the absence of any positive business developments; and

  •
  the fact that the consideration under the arrangement will be paid entirely in cash, which provides an objective degree of value.

        The belief of the Austin Ventures Parties that the arrangement is procedurally fair to the unaffiliated shareholders of our company is based on the following factors:

  •
  the special committee, which consisted solely of directors who were not employees of our company and whom the board determined were independent of Austin Ventures, settled with Austin Ventures the key terms of the arrangement agreement and oversaw the negotiation of the other terms of the arrangement agreement and the arrangement, and concluded that the arrangement is fair to the unaffiliated shareholders (although the Austin Ventures Parties noted that, by reason of the appointment of the special committee, a majority of our directors who are not our employees did not retain an unaffiliated representative to act on behalf of our unaffiliated security holders for purposes of negotiating the terms of the arrangement);

  •
  the special committee unanimously concluded that the arrangement is fair to the unaffiliated shareholders and the board of directors (with Messrs. Aragona, Scott and Sims abstaining) unanimously recommends that the shareholders vote in favour of the Arrangement Resolution;

  •
  the special committee was successful in obtaining an increase of $0.27, or 8.8% per common share, in the price per common share offered by Holdings from the price initially proposed;

  •
  the special committee, through its financial advisor, TWP, contacted 18 potential strategic partners and 14 financial buyers, other than Austin Ventures, to solicit interest in pursuing an alternative transaction, none of whom expressed an interest in doing so;

  •
  our company retained a financial advisor, TWP, who was exclusively directed by, and exclusively reported to, our special committee and delivered the Fairness Opinion;

  •
  our special committee retained an independent valuator, Paradigm Capital, who delivered the Formal Valuation;

  •
  the arrangement was approved by a majority of the members of our board who are not employed by us;

  •
  the arrangement is conditioned upon approval of the Arrangement Resolution by

  •
  at least 66 2/3% of the votes cast at the meeting by securityholders entitled to vote at the meeting (represented in person or by proxy), and

  •
  at least a majority of the votes cast at the meeting by shareholders entitled to vote at the meeting (represented in person or by proxy) excluding votes in respect of common shares held by Interested Persons;

  •
  completion of the arrangement will be subject to a determination as to its fairness by the court;

  •
  the registered shareholders who do not vote in favour of the Arrangement Resolution will have the right to require a judicial appraisal of their common shares and obtain "fair value" under the Arrangement Dissent Procedures; and

  •
  the arrangement agreement provides our company with the ability to consider other Acquisition Proposals and to terminate the arrangement agreement in order to recommend, approve or accept a Superior Proposal that would, if completed, result in a transaction more favourable to shareholders from a financial point of view than the arrangement, subject to certain conditions, including the payment to Holdings of the termination payment and reimboursement of Holdings' reasonable expenses.

        The Austin Ventures Parties considered each of the foregoing factors to support its determination as to the fairness of the arrangement to the unaffiliated shareholders of our company. The Austin Ventures Parties did not find it practicable to assign, nor did it assign, relative weights to the individual factors considered in reaching its conclusion as to the fairness of the arrangement to those shareholders.

        The Austin Ventures Parties do not believe that our net book value, liquidation value or going concern value are principal relevant considerations in determining the fairness of the arrangement. Net book value is an accounting concept, and was not considered by the Austin Ventures Parties to relate to the fair value of our common shares, as the value of our common shares in evaluating the fairness of the arrangement to our unaffiliated shareholders as the value of our common shares is based in large measure upon an estimate of the value of our technology and the growth of our sector. The liquidation value of our assets was not considered by the Austin Ventures Parties in evaluating the fairness of the proposed arrangement to our shareholders, as the Austin Ventures Parties consider our company to be a viable going concern, and that our liquidation value would be significantly lower than our valuation as a going concern. The Austin Ventures Parties also did not consider our going concern value in evaluating the fairness of the arrangement to our unaffiliated shareholders because a going concern value generally involves a valuation of a company's assets and its ability to continue to earn a profit. Valuation of these matters with respect to our company is extremely difficult and unreliable, as our business and industry are new and emerging, and we have only a limited history of operating under our existing business plan. The Austin Ventures Parties also noted that the $3.34 price per share exceeded $3.07, Austin Ventures' initial proposed price.

        The view of the Austin Ventures Parties as to the fairness of the arrangement to the unaffiliated shareholders of our company is not a recommendation to any securityholder as to how a securityholder should vote. The foregoing discussion of the information and factors is not intended to be exhaustive, but is believed to include all material factors considered by the Austin Ventures Parties.

Position of the Chief Executive Officer as to Fairness

        Mr. John J. Sims, our chief executive officer, believes that the arrangement is fair to unaffiliated shareholders for many of the same reasons as our special committee and our board of directors. Our chief executive officer did not personally undertake a formal evaluation of the fairness of the arrangement or engage a financial advisor for such purposes. The belief of our chief executive officer that the arrangement is fair to the unaffiliated shareholders is based, in part, on the fact that our special committee received an opinion from TWP to the effect that, as of the date of the Fairness Opinion, and based upon and subject to the various factors, assumptions and limitations set out in the Fairness Opinion, the $3.34 price per common share consideration to be received by our shareholders other than Austin Ventures pursuant to the arrangement was fair, from a financial point of view to those shareholders, which provides support for the view of our chief executive officer that the $3.34 per common share cash consideration is a fair price. Although neither TWP's opinion, nor its presentation to our special committee on April 4, 2006 in connection with its opinion, were addressed to Mr. Sims, Mr. Sims adopts the conclusions and analyses in those documents as among the several factors considered in his evaluation and conclusion as to the fairness of the arrangement to the unaffiliated shareholders.

        The belief of our chief executive officer that the arrangement is fair to the unaffiliated shareholders is also based on the fact that our special committee received the Formal Valuation to the effect that, as of the date of the Formal Valuation, and based upon and subject to the various factors, assumptions and limitations set out in the Formal Valuation, the fair market value of the common shares was in the range of $2.97 to $3.50 per common share, which provides support for the view of our chief executive officer that the $3.34 per common share cash consideration is fair, from a financial point of view, to the unaffiliated shareholders. Although the Formal Valuation is not addressed to Mr. Sims, and Mr. Sims did not receive Paradigm Capital's oral presentation of its Formal Valuation to the Special Committee, Mr. Sims adopts the conclusions and analyses in the Formal Valuation as among the several factors considered in his evaluation and conclusion as to the fairness of the arrangement to the unaffiliated shareholders).

        In addition, our chief executive officer considers the arrangement to be fair to unaffiliated shareholders for the following reasons:

  •
  the special committee, which consisted solely of directors who were not employees of our company and who the board determined were independent, settled with Austin Ventures the key terms of the arrangement agreement and oversaw the negotiation of the other terms of the arrangement agreement and the arrangement and concluded that the arrangement is fair to the unaffiliated shareholders (although Mr. Sims noted that, by reason of the appointment of the special committee, a majority of our directors who are not our employees did not retain an unaffiliated representative to act on behalf of our unaffiliated security holders for purposes of negotiating the terms of the arrangement);

  •
  the special committee unanimously concluded that the arrangement is fair to the unaffiliated shareholders and the board of directors (with Messrs. Aragona, Scott and Sims abstaining) unanimously recommends that the shareholders vote in favour of the Arrangement Resolution;

  •
  the special committee, through its financial advisor, TWP, contacted 18 potential strategic partners and 14 financial buyers, other than Austin Ventures, to solicit interest in pursuing an alternative transaction, none of whom expressed an interest in doing so;

  •
  the arrangement was approved by a majority of the members of our board who are not employed by us;

  •
  the Arrangement Resolution will be subject to the approval of at least 66 2/3% of the votes cast at the meeting by securityholders entitled to vote at the meeting (present in person or represented by proxy) and a majority of the votes cast at the meeting by shareholders (present in person or represented by proxy), excluding votes in respect of common shares held by Interested Persons;

  •
  the current and historical market prices for our common shares, including those set forth in the table in the section "Information Concerning the Corporation — Market for Securities," which had at certain times traded below the price of $3.34 per share, and could possibly trade in the near future for less than $3.34 per share in the absence of any positive business developments; and

  •
  the fact that the consideration under the arrangement will be paid entirely in cash, which provides an objective degree of value.

  •
  completion of the arrangement will be subject to a determination as to its fairness by a court;

  •
  registered shareholders who do not vote in favour of the Arrangement Resolution will have the right to require a judicial appraisal of their common shares and obtain "fair value" under the Arrangement Dissent Procedures;

  •
  our company retained a financial advisor, TWP, who was exclusively directed by, and exclusively reported to, our special committee and delivered the Fairness Opinion;

  •
  our special committee retained an independent valuator, Paradigm Capital, who delivered the Formal Valuation;

  •
  the special committee was successful in obtaining an increase of $0.27, or 8.8% per common share, in the price per common share offered by Holdings from the price initially proposed; and

  •
  the arrangement agreement provides us with the ability to consider other Acquisition Proposals and to terminate the arrangement agreement in order to recommend, approve or accept a Superior Proposal that would, if completed, result in a transaction more favourable to shareholders from a financial point of view than the arrangement, subject to certain conditions, including the payment to Holdings of the termination payment and reimbursement of Holdings' reasonable expenses.

        Our chief executive officer does not believe that our net book value, liquidation value or going concern value are principal relevant considerations in determining the fairness of the arrangement. Net book value is an accounting concept, and was not considered by our chief executive officer to relate to the fair value of our common shares, as the value of our common shares in evaluating the fairness of the arrangement to our unaffiliated shareholders as the value of our common shares is based in large measure upon an estimate of the value of our technology and the growth of our sector. The liquidation value of our assets was not considered by our chief executive officer in evaluating the fairness of the proposed arrangement to our shareholders, as our chief executive officer considers our company to be a viable going concern, and that our liquidation value would be significantly lower than our valuation as a going concern. Our chief executive officer also did not consider our going concern value in evaluating the fairness of the arrangement to our unaffiliated shareholders because a going concern value generally involves a valuation of a company's assets and its ability to continue to earn a profit. Valuation of these matters with respect to our company is extremely difficult and unreliable, as our business and industry are new and emerging, and we have only a limited history of operating under our existing business plan.

        The foregoing discussion of the information and factors considered and given weight by our chief executive officer in connection with the fairness of the arrangement is not intended to be exhaustive, but is believed to include all material factors considered by our chief executive officer. Our chief executive officer did not assign any relative or specific weights to the foregoing factors which were considered.

Fairness Opinion

        On June 28, 2005, the board of directors retained TWP to act as our financial advisor to assist us in the consideration of potential strategic alternatives. Our board of directors retained TWP following a request for proposal process in which it reviewed the qualifications of other possible financial advisors. Our board of directors selected TWP as our financial advisor based on TWP's experience, expertise and reputation, and its familiarity with the wireless software industry in which we operate.

        After the appointment of our special committee, TWP was exclusively directed by, and exclusively reported to, our special committee. In connection with the arrangement, TWP was also requested to render an opinion to our special committee as to fairness, from a financial point of view, of the consideration to be received by our shareholders, other than Austin Ventures, pursuant to the arrangement. A fairness opinion provides an assessment of the fairness, from a financial point of view, of the consideration from the perspective of a professional investment banker. Our special committee requested the fairness opinion to assist the directors on the committee in their assessment of the substantive fairness of the arrangement and of the consideration to be received by our shareholders, other than Austin Ventures, in the arrangement.

        On April 6, 2006, TWP delivered its written opinion, or Fairness Opinion, to our special committee that, as of that date, and based upon the assumptions made, matters considered and limits of review set forth in the opinion, the consideration to be received by our shareholders, other than Austin Ventures, pursuant to the arrangement was fair, from a financial point of view, to those shareholders.

        The full text of the Fairness Opinion, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the scope of the review undertaken by TWP in delivering the Fairness Opinion, is attached as Appendix H to this Circular and is incorporated in this Circular by reference. Securityholders should read the Fairness Opinion carefully and in its entirety. TWP has consented to the use of the Fairness Opinion in this Circular. The following description of the Fairness Opinion is a summary of the written opinion.

        TWP directed the Fairness Opinion to our special committee in its consideration of the arrangement. The Fairness Opinion does not constitute a recommendation to any shareholder or holder of in-the-money options as to how they should vote with respect to the arrangement. The opinion addresses, as of the date of the Fairness Opinion, only the fairness, from a financial point of view, of the consideration to be received by our shareholders, other than Austin Ventures, pursuant to the arrangement. It does not address the relative merits of the arrangement or any alternatives to the arrangement. Further, the opinion does not address our underlying decision to proceed with the arrangement, or any other aspect of the arrangement. In furnishing the Fairness Opinion, TWP did not admit that it is an expert within the meaning of the term "expert" as used in the U.S. Securities Act of 1933, nor did it admit that the Fairness Opinion constitutes a report or valuation within the meaning of Section 11 of the U.S. Securities Act of 1933 or any applicable provision of Canadian law.

        In connection with the Fairness Opinion, TWP, among other things:

  •
  reviewed certain publicly available financial and other data with respect to us, including the consolidated financial statements for recent years and certain other relevant financial and operating data relating to us made available from published sources and from our internal records;

  •
  reviewed the financial terms and conditions of the arrangement agreement;

  •
  reviewed certain publicly available information concerning the trading of, and the trading market for, our common shares;

  •
  compared us, from a financial point of view, with certain other companies which TWP deemed to be relevant;

  •
  considered the financial terms, to the extent publicly available, of selected recent business combinations which TWP deemed to be relevant;

  •
  reviewed and discussed with representatives of our management certain information of a business and financial nature regarding us furnished to TWP by us, including our financial forecasts and related assumptions;

  •
  made inquiries regarding and discussed the arrangement and the arrangement agreement and other matters related thereto with our counsel; and

  •
  performed such other analyses and examinations as TWP deemed appropriate.

        In preparing the Fairness Opinion, TWP did not assume any responsibility to independently verify the foregoing information, and relied on it being accurate and complete in all material respects. TWP also made the following assumptions:

  •
  with respect to the financial forecasts provided by our management, TWP assumed, upon our advice and with our consent, that the forecasts were reasonably prepared on bases reflecting the best available estimates and judgments of our management at the time of preparation as to our future financial performance, and that they provided a reasonable basis upon which TWP could form its opinion;

  •
  that there had been no material changes in our assets, financial condition, results of operations, business or prospects since the date of our last financial statements made available to TWP;

  •
  that the arrangement would be consummated in a manner that complies in all respects with the applicable provisions of the U.S. Securities Act of 1933, the U.S. Securities Exchange Act of 1934, the CBCA, the OBCA and all other applicable Canadian and United States federal, state and provincial statutes, rules and regulations; and

  •
  that the arrangement would be consummated in accordance with the terms of the arrangement agreement, without waiver by us of any of the conditions to our obligations under the arrangement agreement.

        In addition, TWP relied on advice of our counsel, and independent accountants as to all legal and financial reporting matters with respect to us, the arrangement, and the arrangement agreement. TWP also did not assume responsibility for making an independent evaluation, appraisal or physical inspection of any of our assets or liabilities (contingent or otherwise).

        TWP's opinion was based on economic, monetary, market and other conditions as they existed on, and the information made available to TWP as of, the date of the Fairness Opinion. Accordingly, although subsequent developments may affect the Fairness Opinion, TWP has not assumed any obligation to update, revise or reaffirm the Fairness Opinion.

        The following is a brief summary of the material financial analyses performed by TWP in connection with the Fairness Opinion and presented to our special committee on April 4, 2006. Some of the summaries of financial analyses performed by TWP include information presented in tabular format. In order to fully understand the financial analyses performed by TWP, you should read the tables together with the accompanying text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data set forth in the tables without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the financial analyses performed by TWP.

Selected Public Companies Analysis

        TWP compared the market values and trading multiples of our company with the market values and trading multiplies of seven selected publicly traded companies in the communications software industry. The multiples that were analyzed by TWP were derived by dividing the aggregate value of each company (based on closing stock prices on March 31, 2006) by its 2005, 2006 and 2007 estimated revenue. The aggregate value for our company was based on a net debt calculation assuming a projected cash balance when we would break-even in 2006 based on estimates provided by our management and assuming full conversion of the Notes held by Austin Ventures.

        The selected publicly traded companies consisted of the following companies:

  •
  ACE*COMM CORP.;

  •
  AsiaInfo Holdings, Inc.;

  •
  Boston Communications Group, Inc.;

  •
  CallWave, Inc.;

  •
  MetaSolv, Inc.;

  •
  NMS Communications Corp.; and

  •
  TeleCommunication Systems, Inc.

        TWP believes that the companies listed above have operations similar to some of our operations, but noted that none of these companies has the same management, composition, size or combination of businesses as our company.

        TWP multiplied the low and median multiples derived from its analysis by the actual revenues and estimated revenues of our company to calculate the resulting implied values and price ranges listed below. The revenues of our company used in the analysis were actual results for 2005, "street" estimates for 2006 (based on First Call consensus estimates as of April 2, 2006), the "high probability plan" estimates of our management for 2006 and the "stretch plan" or more optimistic estimates of our management for 2006. Estimates of revenues for the other selected companies were based on Wall Street research, public filings and information provided by First Call.

        The following table sets forth the valuation multiples and implied price per share ranges indicated by this analysis:

	Valuation Multiples		Implied Price Per Share
	Low	Median	Low	High
2005 Actual Revenue	0.3x	1.0x	$1.18	$2.80
2006 Estimate Revenue (Street)	0.4x	1.0x	$1.19	$2.33
2006 Estimate Revenue (High Probability)	0.4x	1.0x	$1.29	$2.61
2006 Estimate Revenue (Stretch)	0.4x	1.0x	$1.54	$3.28

        While the selected comparable company analysis compared us to various companies in the communication software industry, TWP did not include every company that could be deemed to be a participant in the industry or in any specific sectors of the industry.

Selected Transactions Analysis

        Based on public information, TWP calculated and compared our implied aggregate value and implied equity value as a multiple of revenue for the last 12 months, or LTM, and next 12 months, or NTM, in selected acquisitions of companies in the software industry between $10 million and $50 million in value that have been announced since January 1, 2005. The acquisitions reviewed in this analysis were the following:

Name of Target	Name of Acquiror	Announcement Date
Sony Ericsson Mobile Communications AB Assets	Wavecom SA	March 19, 2006
eMeta Corp.	Macrovision Corp.	February 15, 2006
Actional Corp.	Progress Software Corp.	January 19, 2006
Performancesoft, Inc.	Actuate Corp.	January 6, 2006
Commerce5, Inc.	Digital River, Inc.	December 1, 2005
Requisite Technology, Inc.	Click Commerce, Inc.	November 22, 2005
iLumin Software Services, Inc.	Computer Associates International, Inc.	October 17, 2005
Infommersion, Inc.	Business Objects SA	October 4, 2005
Swan Labs Corp.	F5 Networks, Inc.	September 7, 2005
Scrittura, Inc.	Interwoven, Inc.	September 17, 2005
Lincoln Technologies, Inc.	Phase Forward, Inc.	September 16, 2005
Evant, Inc.	Manhattan Associates, Inc.	September 11, 2005
Pathlore Software Corp.	Sum Total Systems, Inc.	August 3, 2005
Trymedia Systems, Inc.	Macrovision Corp.	July 26, 2005
Picture Map International Co., Ltd.	NAVTEQ Corp.	July 12, 2005
Longshine Information Technology Co., Ltd.	Amdocs, Ltd.	June 20, 2005
Dictaphone Corp. Communications Recording Systems Assets	NICE Systems, Ltd.	April 12, 2005
Apama, Inc.	Progress Software Corp.	April 6, 2005
TCI Solutions, Inc.	Retalix, Ltd.	April 1, 2005
Integrated Distribution Solutions, LLC	Retalix, Ltd.	April 1, 2005
OpenNetwork Technologies, Inc.	BMC Software, Inc.	March 23, 2005
Avivo Corp.	WebSideStory, Inc.	February 8, 2005
Optum, Inc.	Click Commerce, Inc.	February 7, 2005
Cimmetry Systems, Inc.	Agile Software Corp.	February 4, 2005
Calendra SA	BMC Software, Inc.	January 10, 2005

        TWP multiplied the low and median multiples derived from its analysis by actual revenues and estimated revenues of our company to calculate the resulting price ranges listed below. The revenues of our company used in the analysis were actual LTM revenue for 2005, "street" estimates of NTM revenue for 2006 (based on First Call consensus estimates as of April 2, 2006), the "high probability" estimates of our management of NTM revenue for 2006 and the "stretch" or more optimistic estimates of our management of NTM revenue for 2006. The revenues of the other companies in the selected comparable transactions were from public sources.

        The following table sets forth the valuation multiples and implied price per share ranges indicated by this analysis:

	Valuation Multiples		Implied Price Per Share
	Low	Median	Low	High
LTM Revenue	0.5x	2.4x	$1.59	$5.52
NTM Revenue (Street)	0.4x	3.3x	$1.31	$6.18
NTM Revenue (High Probability)	0.4x	3.3x	$1.43	$6.96
NTM Revenue (Stretch)	0.4x	3.3x	$1.72	$8.87

        No company or transaction used in the selected companies analysis or the selected transactions analysis is identical to our company or the arrangement. Accordingly, an analysis of the results of the foregoing is not mathematical; rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the companies to which our company and the arrangement are being compared.

Premiums Paid Analysis

        Based on information supplied by Securities Data Corporation, TWP reviewed the consideration paid in 19 going private acquisition transactions announced since January 1, 2003, involving companies in the technology industry with transaction values in excess of $10 million, excluding the value of target shares held by the acquiror. TWP calculated the implied price per common share based on premiums paid in these transactions over:

  •
  the stock price of the target company one day prior to the announcement of the acquisition;

  •
  the average stock price of the target company during the one week prior to the announcement of the acquisition; and

  •
  the average stock price of the target company during the one month prior to the announcement of the acquisition.

        TWP also calculated the implied price per common share based on premiums paid in these transactions over:

  •
  the stock price of the target company one day prior to the announcement of the original Austin Ventures proposal of $3.07 per common share made on February 27, 2006;

  •
  the average stock price of the target company during the one week prior to the announcement of the original Austin Ventures proposal of $3.07 per common share made on February 27, 2006; and

  •
  the average stock price of the target company during the one month prior to the announcement of the original Austin Ventures proposal of $3.07 per common share made on February 27, 2006.

        The results of this analysis are summarized in the following tables:

Premiums Paid — Based on the Corporation's Closing Common Share Price on March 31, 2006

	Valuation Multiples			Implied Price Per Share
	Low		Median	Low	High
One Day Average — Stock Price	(7.6%	)	11.9%	$3.01	$3.65
One Week Average — Stock Price	(7.4%	)	14.6%	$2.99	$3.71
One Month Average — Stock Price	(11.7%	)	16.8%	$3.22	$4.27

Premiums Paid — Based on the Corporation's Closing Common Share Price on February 27, 2006

	Valuation Multiples			Implied Price Per Share
	Low		Median	Low	High
One Day Average — Stock Price	(7.6%	)	11.9%	$3.32	$4.02
One Week Average — Stock Price	(7.4%	)	14.6%	$3.31	$4.09
One Month Average — Stock Price	(11.7%	)	16.8%	$3.47	$4.60

        The foregoing description is a summary of the material analyses and examinations that TWP presented to our special committee on April 4, 2006 in connection with the Fairness Opinion. The preparation of a fairness opinion necessarily is not susceptible to partial analysis or summary description. TWP believes that its analyses and the summary set forth above must be considered as a whole and that selecting portions of its analyses and of the factors considered, without considering all analyses and factors, would create an incomplete view of the process underlying the analyses set forth in its presentation to our special committee. In addition, TWP may have given some analyses more or less weight than other analyses, and may have deemed various assumptions more or less probable than other assumptions. The fact that any specific analysis has been referred to in the summary above is not meant to indicate that this analysis was given greater weight than any other analysis. Accordingly, the ranges of valuations resulting from any particular analysis described above should not be taken to be the view of TWP with respect to the actual value of our company.

        In performing its analyses, TWP made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. The analyses performed by TWP are not necessarily indicative of actual values or actual future results, which may be significantly more or less favourable than those suggested by these analyses. These analyses were prepared solely as part of the analysis performed by TWP with respect to the fairness, from a financial point of view, of the consideration to be received by our shareholders, other than Austin Ventures, pursuant to the arrangement, as of the date of the Fairness Opinion, and were provided to our special committee in connection with the Fairness Opinion. The analyses do not purport to be appraisals or to reflect the prices at which a company might actually be sold or the prices at which any securities may trade at any time in the future.

        As described above, the opinion of TWP was among many factors that our special committee or our board of directors took into consideration in making its determination to approve, and to recommend that the shareholders approve, the arrangement.

        We retained TWP under an engagement letter dated June 28, 2005. Under the engagement letter, we agreed to pay TWP an opinion fee of $400,000 upon the delivery of the Fairness Opinion and a cash success fee equal to 2% of the transaction consideration (with the success fee not to be less than $1.5 million) payable upon the closing of the arrangement, reduced by the opinion fee. In the event that the arrangement is not consummated, TWP may receive a fee if we receive a termination, break-up or other fee. TWP may receive a fee if we consummate an alternative transaction during the term of TWP's engagement or within six months of the expiration or termination of TWP's engagement. We have also agreed to reimburse TWP for its reasonable out-of-pocket expenses and to indemnify TWP and certain affiliates, to the full extent permitted under applicable law, against specified liabilities, including certain liabilities under securities legislation, related to or arising out of the performance by TWP of services under its engagement or the arrangement. Our special committee and our board of directors are aware of this fee structure and took it into account in considering TWP's opinion and in approving the arrangement. We have not engaged TWP or paid any compensation to TWP during the past two years other than in connection with the arrangement. In the ordinary course of their business, TWP may trade our equity securities for its own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. TWP also has performed various commercial investment banking services for us and Austin Ventures and have received fees for the rendering of such services.

Formal Valuation

Engagement of Paradigm Capital

        Our special committee reviewed the qualifications of Paradigm Capital and its independence and concluded that Paradigm Capital is a qualified valuator and independent within the meaning of Rule 61-501 and Policy Q-27 in the preparation of the Formal Valuation. Our special committee entered into an engagement letter with Paradigm Capital, dated March 21, 2006. We have not engaged Paradigm Capital or paid any compensation to Paradigm Capital during the past two years other than for Paradigm Capital's preparation of the Formal Valuation in connection with the arrangement.

        A formal valuation provides a valuator's conclusion as to a value or range of values representing the fair market value of property transferred, in accordance with the definition of fair market value as defined in applicable Canadian rules. Rule 61-501 and Policy Q-27 require our company to obtain a formal valuation of the common shares prepared in accordance with those rules and to disclose the formal valuation in this Circular.

        Under the terms of the engagement we paid Paradigm Capital a fee of C$155,000 (approximately $134,850) for the Formal Valuation. We also reimbursed Paradigm Capital for its reasonable out-of-pocket expenses. In addition, Paradigm Capital is indemnified by us under certain circumstances. Fees payable to Paradigm Capital under the engagement letter are not contingent on the conclusions reached in the Formal Valuation or the completion of the arrangement and Paradigm Capital has no material financial interest in us, Austin Ventures or any of our respective associates or affiliates that may be affected by the completion of the arrangement.

        Based in Toronto, Canada, Paradigm Capital is an independent investment banking firm with a sales, trading, research and corporate finance focus, providing services for institutional investors and corporations. Paradigm Capital's investment banking professionals collectively have over 100 years of direct experience in the Canadian investment industry. Paradigm Capital has participated in a significant number of transactions involving private and public companies and has experience in preparing fairness opinions and valuations. The investment banking partners at Paradigm Capital have also participated in numerous transactions subject to Rule 61-501 (or its predecessors) and many other merger, acquisition, divestiture and valuation transactions. The valuation expressed in the Formal Valuation is the opinion of Paradigm Capital.

        Neither Paradigm Capital nor any of its affiliates is an insider, associate or affiliate of us, Austin Ventures or any respective associates or affiliates, nor is Paradigm Capital or any of its affiliates a manager or co-manager of any soliciting dealer group formed in respect of the arrangement or an advisor to Austin Ventures in connection with the arrangement. Paradigm Capital has not provided any financial advisory services for which it has received compensation or participated in any equity financing involving us, Austin Ventures or any respective associates or affiliates, within the past two years, other than those related to the engagement of Paradigm Capital to provide the Formal Valuation. There are no understandings, agreements or commitments between Paradigm Capital and us, Austin Ventures or any respective associates or affiliates with respect to any future business dealings. Paradigm Capital may, in the future, in the ordinary course of its business, perform services for us, Austin Ventures or any respective associates or affiliates. Paradigm Capital has indicated to the board of directors that the fees paid to Paradigm Capital under the engagement letter are not financially material to Paradigm Capital.

        At a meeting of our special committee on April 4, 2006, a representative of Paradigm Capital presented the Formal Valuation dated April 3, 2006 to the special committee and described the material factors upon which Paradigm Capital based its valuation range and the methodologies and procedures followed by it in carrying on its work.

Formal Valuation

        The full text of the Formal Valuation, which sets out the assumptions, qualifications and considerations in connection with the Formal Valuation, is set out in the attached Appendix I and should be read in its entirety. In particular, the Formal Valuation sets forth a detailed summary of the procedures that Paradigm Capital followed, including:

  •
  the methodology used by Paradigm Capital to determine the fair market value of our common shares;

  •
  a comparison of our company to a group of companies with a comparable business mix;

  •
  a review of precedent transactions;

  •
  an assessment of our book value, balance sheet and financial strength; and

  •
  an analysis of our market price.

        As indicated in the Formal Valuation, the Formal Valuation must be considered as a whole and selecting portions of Paradigm Capital's analyses and the other factors Paradigm Capital considered, without evaluating all analyses and factors considered as a whole, could lead to a misleading interpretation of the overall Formal Valuation conclusions. Further, the Formal Valuation does not constitute advice or a recommendation as to how shareholders and/or holders of in-the-money options should vote at the meeting.

Summary of Valuation of Our Common Shares

        As set forth in more detail in the Formal Valuation, Paradigm Capital analyzed: (i) our discounted cash flow and net asset value; (ii) comparable companies to our company; (iii) precedent transactions; (iv) our book value; and (v) market prices for our common shares. In determining the fair market value of our common shares, Paradigm Capital weighed each variable by the following percentages:

Discounted Cash Flow	20%
Selected Company Analysis	50%
Precedent Transactions	5%
Book Value	5%
Market Prices	20%

Total	100%

	Low (US$)	High (US$)
Discounted Cash Flow	$2.36	$3.42
Selected Company Analysis	$3.35	$3.59
Precedent Transactions	$3.15	$4.95
Book Value	$0.39	$0.39
Market Prices	$3.26	$3.80
Fair Market Value	$2.97	$3.50

        Based upon the procedures described above and in the Formal Valuation, Paradigm Capital concluded that on April 3, 2006 the fair market value of the common shares was in the range of $2.97 to $3.50 per common share.

Prior Valuations

        We have reviewed our records and conducted a level of inquiry considered prudent by our board of directors in respect of "prior valuations" as that expression is defined in Rule 61-501. We are not aware of any prior valuations of this kind made in the prior 24 months in respect of our classes of securities that is the subject matter of the arrangement or that is otherwise relevant to the arrangement.

Financial Projections

        We are including in this Circular the following projections, only because they were provided by our management to our special committee, our board of directors, Austin Ventures, TWP and Paradigm Capital and were considered by our board of directors in connection with its recommendation to shareholders regarding the arrangement. The projections were not prepared with a view toward public disclosure or in compliance with generally accepted accounting principles in the U.S. or Canada, or the rules of U.S. or Canadian securities authorities. Neither our independent auditors nor any other independent accountants have compiled, examined or performed any procedures with respect to these projections, nor have they expressed any opinion or given any form of assurance on the projections or their achievability. None of Austin Ventures, TWP or Paradigm Capital prepared these projections or have any responsibility therefor. Furthermore, the projections:

  •
  necessarily make numerous assumptions, many of which are beyond our control and may not prove to have been, or may no longer be, accurate;

  •
  except as indicated below, do not necessarily reflect revised prospects for our business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur and that was not anticipated at the time the projections were prepared;

  •
  are not necessarily indicative of current values or future performance, which may be significantly more favourable or less favourable than as set forth below; and

  •
  should not be regarded as a representation that they will be achieved.

        We believe that the assumptions that we used as a basis for the projections were reasonable at the time the projections were prepared, given the information that we had at the time. Although the board did not vote to approve these projections, copies of this information were also provided to our board, which was provided an opportunity to discuss it with management in order to determine whether it was accurate and complete in light of our business plan and business opportunities. The inclusion of the projections should not be regarded as an indication that our board of directors, our special committee, Holdings, Austin Ventures, TWP, Paradigm Capital or anyone who received this information considered it, or now considers it, to be a reliable prediction of future events, and the projections should not be relied upon as such.

        The projections are not a guarantee of performance. They involve risks, uncertainties and assumptions. Our future financial results may materially differ from those expressed in the projections due to factors that are beyond our ability to control or predict. We cannot assure you that the projections will be realized or that our future financial results will not materially vary from the projections. We do not intend to update or revise the projections.

        The projections are forward-looking statements. For information on factors which may cause our future financial results to materially vary, see "Information Regarding Forward-Looking Statements" and "Risk Factors". In preparing the projections, we made a variety of assumptions, including the following:

  •
  revenue plan includes:

  •
  customer contracts that are already awarded;

  •
  conservative adoption growth from existing customers;

  •
  other customer contracts that we viewed as highly probable of occuring; and

  •
  no revenue related to our IMS (IP Multimedia Systems) strategy in 2006.

  •
  expenses are essentially held flat, except for:

  •
  research and development headcount; and

  •
  sales (Europe, Middle East and Africa).

        The projections set forth below are condensed from management's presentation to Austin Ventures dated January 24, 2006 and provided to our special committee, our board of directors, Austin Ventures, TWP and Paradigm Capital.

	724 Solutions Consolidated Non GAAP — Profit and Loss Statement
	Plan Q1	Plan Q2	Plan Q3	Plan Q4	Plan 2006
Revenue(1)	$3,800	$4,000	$4,700	$5,600	$18,100

Total Expenses(2)	$5,259	$5,298	$5,398	$5,488	$21,443

Non-GAAP EBITDA Net Income (Loss) from Operations	$(1,459)	$(1,298)	$(698)	$112	$(3,343)

Public company costs included in plan (no planned expenses relating to compliance with section 404 of the Sarbanes-Oxley Act of 2002)	$191	$191	$191	$191	$765

(1)
These projections updated a set of projections that we provided to TWP (and that TWP in turn provided to Austin Ventures) in November 2005, which were based upon earlier estimated aggregate 2006 revenues of $26.0 million. We updated our projections to reflect changes in our sales pipeline, and to provide more conservative estimates which we could be more confident of realizing.

(2)
These expenses do not include any expenses associated with the arrangement. See "Particulars of the Arrangement — Expenses".

	724 Solutions Consolidated Non-GAAP to GAAP Reconciliation
	Plan Q1	Plan Q2	Plan Q3	Plan Q4	Plan 2006
Proforma EBITDA Net Income (Loss) from Operations	$(1,459)	$(1,298)	$(698)	$112	$(3,343)
Adjustment to GAAP
Depreciation	(150)	(150)	(150)	(150)	(600)
Stock compensation	(253)	(257)	(293)	(293)	(1,096)
Interest Income/(Expense)	(194)	(202)	(210)	(217)	(823)

GAAP Income (Loss)	$(2,056)	$(1,907)	$(1,351)	$(548)	$(5,862)

	724 Solutions Consolidated Summary Cash Flow
	Plan Q1	Plan Q2	Plan Q3	Plan Q4	Plan 2006
Forecasted Cash
Opening Balance	$9.6	$7.0	$5.4	$4.2	$9.6
Ending Balance	$7.0	$5.4	$4.2	$3.6	$3.6

Reasons for the Arrangement

From the Corporation's Perspective

        Our special committee and our board of directors has taken into consideration a variety of reasons and potential benefits for approving the arrangement:

  •
  Expenses.  The expenses of being a publicly-traded company are substantial and continue to increase, in part due to the costs that we incur in complying with the requirements of the Sarbanes-Oxley Act of 2002, including the costs that we will incur to comply with the internal controls requirements and attestation requirements of Section 404 of that Act as well as additional legal fees, auditor fees, and the cost of directors and officers insurance. It is expected that we will be subject to Section 404 for the fiscal year ending December 31, 2007 at which time we will be required, in our annual report filed with the SEC, to include a report of our management on our internal control over financial reporting, including management's assessment of the effectiveness of our internal control over financial reporting as of the end of our most recent fiscal year, a statement identifying the framework used by management to evaluate the effectiveness of our internal control over financial reporting, and a statement that our auditors have issued an attestation report on management's assessment of our internal control over financial reporting. Under the new rules, we will also be required to file our auditor's attestation report as part of the annual report. Although we have not completed our analysis of the costs of complying with these new rules, data from a publicly-available study dated April 17, 2006 and prepared for Deloitte & Touche LLP, Ernst & Young LLP, KPMG LLP, and PriceWaterhouseCoopers LLP by CRA International indicates that companies with market capitalization of between $75 million and $125 million incurred average Section 404-related costs of $920,000 in the first year and $530,000 in the second year. Although our market capitalization is less than this group, we believe this is a reasonable estimate of what our Section 404-related costs may be in the years 2007 and 2008, respectively, as many of these costs are not dependent on the size of the company as measured by market capitalization. The arrangement will eliminate the expenses of being a publicly-traded company, and the resources saved can be reallocated to the development of our business.

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  Limited Benefits to Being a Public Company.  We currently enjoy only limited benefits from being a publicly-traded company. Trading in our common shares has been limited, and our shareholders have had limited liquidity. Our liquidity has been further reduced in light of our recent delisting from Nasdaq. In recent years very few investment firms have provided research coverage as to our common shares. As a result, being a public company is not necessarily enabling us to use our common shares as a means to compensate our key employees, attract new talent, or in connection with potential future acquisitions of businesses or technologies.

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  Management Attention.  Completing the arrangement will help our management to reduce its focus on short term results, market trends and the compliance requirements of public companies, allowing it to focus more on the long-term growth of our business.

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  Capital Raising.  We may be required to raise additional capital in the future, including when the Notes issued to Austin Ventures become due in 2007. Because the growth of our business may take a significant amount of time, as well as due to our recent financial losses and other adverse developments, we have determined that we would encounter substantial difficulty raising capital as a public company and we may be more successful in raising capital in the future from venture capital investors than as a public company in the public equity markets.

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  Enable Shareholders to Receive Value From Their Ownership.  The market price of our common shares has generally declined in recent years. Our shareholders face the risk of further declines. As a result, the arrangement provides an opportunity for our shareholders to receive cash for their common shares, at a value that our special committee and our board of directors has determined to be fair, before any further declines take place. Austin Ventures' existing familiarity with our company may render it more likely that we can complete a transaction with Austin Ventures, as opposed to a third party that is less familiar with our business and technology.

        In the course of their deliberations, our special committee and our board of directors also considered, among other things, the following potentially negative factors regarding the arrangement:

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  the fact that our common shares (other than those owned by Austin Ventures and Mr. Sims) would be exchanged for cash consideration fixed at $3.34 per common share at the closing of the arrangement and thereafter the holders of those shares would not have the ability to sell them at a time and for a price of their choosing and would not benefit from any potential future increase in our value beyond $3.34 per common share;

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  the fact that gains from the sale of common shares would be taxable to shareholders for Canadian federal and U.S. federal income tax purposes, as applicable;

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  the conditions to Holdings' obligation to complete the arrangement and Holdings' right to terminate the arrangement agreement in certain circumstances;

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  the possibility of disruption to our operations and personnel following the announcement of the execution of the arrangement agreement and the resulting potentially adverse effect if the arrangement were not to close; and

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  the interests that our directors and executive officers may have with respect to the arrangement in addition to their interests as shareholders generally, as described in "Special Factors — Interests of Directors and Executive Officers".

        Our special committee and our board of directors concluded that these potentially negative factors were substantially outweighed by the opportunity presented by the arrangement for our shareholders to monetize their investment in our company for $3.34 per common share in cash within a relatively short period of time if the arrangement is consummated, a value which our special committee and our board of directors have determined to be fair to unaffiliated shareholders and eliminates the risk that uncertainty concerning our future prospects could result in further declines in the market price of our common shares. In particular, adverse developments in our business beginning in the second quarter of 2005, including our reduced cash balances and the cancellation of our agreement with Hewlett-Packard Company, encouraged the special committee to pursue the arrangement before such declines could occur.

        In making its determination and recommendation set out above, our board of directors gave substantial weight to the determination and recommendation of the special committee, having regard to the independence of its members from management of our company and from Austin Ventures, their business experience and their active role in overseeing, with the advice of an experienced financial advisor and legal advisor, the process of investigating potential strategic alternatives that led to the negotiation of the arrangement agreement with Austin Ventures.

        The foregoing discussion of the reasons considered and given weight by our special committee and our board of directors is not intended to be exhaustive but is believed to include all material reasons considered by our special committee and our board of directors. In addition, in reaching the determination to approve and recommend the arrangement, neither our special committee nor our board of directors assigned any relative or specific weights to the foregoing reasons which were considered, and individual directors may have given different weights to different reasons. See "— Position of the Board of Directors and the Special Committee as to Fairness".

        When considered as a whole, the reasons described above led our board of directors (with Messrs. Aragona, Scott and Sims abstaining) to conclude that it was appropriate to consider a sale of our company, provided the price was fair to unaffiliated shareholders. As discussed under "— Position of the Board of Directors and the Special Committee as to Fairness" above, the board of directors, based on various factors, including the Fairness Opinion, the Formal Valuation and the views of our special committee, determined that the price of $3.34 per common share is fair to unaffiliated shareholders.

From the Perspective of the Austin Ventures Parties

        Holdings and Austin Ventures VIII, L.P. entered into the arrangement agreement with us in order to acquire all of our outstanding common shares, other than the shares held by Holdings and Austin Ventures, and to cancel and terminate all of our outstanding options. The Austin Ventures Parties believe that it is best for us to operate as a privately held entity. As a privately held entity, we will have the flexibility to focus on continuing improvements to our business without the constraints and distractions caused by the public equity market's valuation of us. In particular, the Austin Ventures Parties believe that we will have a greater ability to invest and grow our business, both through internal growth and through acquisitions, as a private company because we will be able to do so without having to be concerned about earnings in the short term. Moreover, the Austin Ventures Parties believe that our future business prospects can be improved through its active participation in the strategic direction and operations of our company, and that Austin Ventures' access to capital sources will provide us with enhanced opportunities to pursue our ongoing business objectives. As a private entity, we will also have a more efficient capital structure in terms of the cost of capital that could not be easily accommodated by public equity markets. In addition, after the completion of the arrangement, we will no longer be subject to Ontario Securities Commission or the U.S. Securities and Exchange

Commission, or the SEC, reporting requirements with respect to our equity securities, which will allow us to eliminate the time and resources devoted to matters relating exclusively to having equity securities publicly traded.

        The Austin Ventures Parties believe that structuring the transaction as an arrangement under the OBCA is preferable to other transaction structures because,

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  it will enable Austin Ventures to acquire all of our outstanding common shares at the same time; and

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  it will provide a mechanism to enable all of our outstanding stock options to be dealt with as part of the arrangement.

        Other transaction types considered by the Austin Ventures Parties, such as a take-over bid or an amalgamation, did not provide the same benefits described in the preceding sentence.

        Our deteriorating cash position and operating results in recent fiscal quarters encouraged the Austin Ventures Parties to pursue the arrangement at this time, before additional deterioration could further disrupt our business and diminish the value of Austin Ventures' holdings of our securities.

        These assessments are based upon publicly available information regarding us and Austin Ventures' due diligence investigation and knowledge of us and the experience of Austin Ventures in investing in public companies generally. While the Austin Ventures Parties believe that there will be significant opportunities associated with their investment in us, and that the value of such an equity investment could be greater than the original cost of the investment, they realize that there also are substantial and significant risks that such opportunities may not ever be fully realized. See "Risk Factors".

        The primary benefits of the arrangement to the Austin Ventures Parties are that the arrangement will enable Austin Ventures to own substantially all of our outstanding equity after the completion of the arrangement and thereby enable Holdings and Austin Ventures to receive all of the benefit, if any, of any increase in our future earnings, growth and value. The primary detriments of the arrangement to the Austin Ventures Parties are that all of the risk of any decrease in our future earnings, growth and value following the completion of the arrangement will be borne by Austin Ventures and the fact that, following the completion of the arrangement, there will be no public trading market for Holdings' equity. See "— Position of the Austin Ventures Parties as to Fairness".

From the Perspective of the Chief Executive Officer

        As our chief executive officer, Mr. Sims' shares our beliefs described above as to the reasons for our entry into the arrangement at this time. However, the special committee, rather than Mr. Sims, determined the terms and timing of the arrangement on behalf of our company with its own financial advisor and legal advisor. In addition, Mr. Sims is not a party to the arrangement agreement and is participating in the arrangement differently from our other securityholders only to the extent that he has been offered an opportunity by Austin Ventures to continue as chief executive officer of the resulting company and to obtain an equity interest in Holdings, as described in the section below "— Interests of Directors and Executive Officers — Employee Rollover."

Interests of Directors and Executive Officers

        Mr. Aragona, one of our directors, and Mr. Sims, our chief executive officer, have interests in the matters to be acted on at the meeting different from or in addition to the interests of other shareholders and holders of in-the-money options. These interests include those described below.

        Mr. Aragona is a general partner of the general partners of Austin Ventures. Mr. Aragona serves on our board of directors as a designee of Austin Ventures. Following the completion of the arrangement, Austin Ventures through its ownership of Holdings will hold approximately 99.2% of our net book value as of March 31, 2006 and net loss for the three months ended March 31, 2006, or approximately $(318,000) and $(2.8 million), respectively. Mr. Aragona could be deemed to beneficially own the shares of Holdings held by Austin Ventures. If Mr. Sims elects to roll-over his common shares in our company for Holdings capital stock, he will hold approximately 0.8% of our net book value as of March 31, 2006 and net loss for the three months ended March 31, 2006 or approximately $(2,600) and $(22,800) respectively.

        Mr. Benjamin L. Scott, one of our directors, is associated with Austin Ventures as a venture partner of the management company of Austin Ventures. Mr Scott serves on our board of directors as a designee of Austin Ventures. Mr. Scott has no personal financial interest in the arrangement.

        Our board of directors and our special committee were aware of the interests described below and considered them, among other matters, when recommending approval of the arrangement. In light of the interests of the Interested Persons in the transaction, the Arrangement Resolution must be approved by at least a majority of the votes cast at the meeting by shareholders (present in person or represented by proxy) excluding votes in respect of common shares held by the Interested Persons. See "Particulars of the Arrangement — Votes Required at the Meeting Relating to the Arrangement".

Employee Rollover

        Austin Ventures originally offered Mr. Sims the right to invest up to $1,000,000 of his own money in Holdings if he were to continue as chief executive officer following the arrangement. Mr. Sims and Holdings have entered into an agreement that provides for Mr. Sims' contribution of his common shares of our company in exchange for shares of Holdings' convertible preferred stock. Mr. Sims' shares of Holdings convertible preferred stock would represent approximately 0.8% of the total voting capital stock of Holdings. The preferred stock would have senior rights to the common stock of Holdings in respect of dividends, liquidation and redemption. The preferred stock also would have class voting rights in the event of significant corporate events, including a sale of the company or an amendment of Holdings' certificate of incorporation. The terms of the rollover include a right of Holdings to repurchase at fair market value Mr. Sims' shares of Holdings' capital stock in the event of the termination of his employment for any reason. Holdings would also have a right of first refusal with respect to any proposed transfer or disposition of Mr. Sims's shares of Holdings' capital stock. The repurchase rights and restrictions on transfer would terminate in the event of a change of control or initial public offering of Holdings. Mr. Sims has indicated that he does not intend to invest any additional amounts in Holdings at this time.

Executive Employment Arrangements

        Holdings does not intend to modify the current employment arrangements with our senior management. Following the implementation of the plan of arrangement, our senior management are expected to continue in their current roles including Mr. Sims as chief executive officer. As set forth in the section "Executive Compensation — Employment Contracts", certain of our executive officers have employment agreements with provisions that could require us to pay them a cash payment if they are terminated after the Effective Date without good cause, or if they terminate their employment after the Effective Date for "good reason", such as if Holdings reduces their position in our company after the Effective Date. These provisions will not be triggered if these individuals continue with us in their present capacities.

Options and Incentive Arrangements

        Under the arrangement, all options issued under our stock option plans vest and all holders of in-the-money options, including certain of our directors and executive officers, will receive cash consideration in an amount per share equal to the difference between $3.34 and the exercise price (less any required withholding taxes). All other options will be immediately terminated under the provisions of the arrangement.

        Certain of our directors and executive officers hold in-the-money options. See "Voting Securities and Principal Holders — Principal Holders of In-the-Money Options".

        As of June 26, 2006, there were approximately 150,422 in-the-money options outstanding. As a group, we will pay the holders of in-the-money options a total of $41,875 on completion of the arrangement.

Indemnification of Directors and Officers; Insurance

        Under the arrangement agreement, we and Holdings have agreed to maintain the indemnification agreements currently in place with our directors, officers and employees, as well as the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by us and our subsidiaries, for a period of six years following the Effective Date.

        Prior to the Effective Date, we, at our option or, following the Effective Date, Holdings, may require us to purchase "run-off" directors' and officers' liability insurance providing coverage substantially as favourable to such directors and officers as that in effect under such current policies to cover prior events during such six year period. See also "Directors and Officers Insurance".

Effects of the Arrangement — Plans and Proposals

        Holdings presently expects to transfer, shortly after the completion of the arrangement, our first-tier U.S. subsidiary to Holdings to improve the tax efficiency of our post-Effective Date corporate structure. It is also possible that other similar internal reorganization transactions may occur. These transactions are not expected to materially impact our business.

        Holdings and Austin Ventures presently expect to conduct, following the completion of the arrangement, our operations and business substantially as they are currently conducted. Except as described in the preceding paragraph, Holdings and Austin Ventures do not have any present plans or proposals that relate to, or would result in, an extraordinary corporate transaction involving our corporate structure, business or management, such as a merger, reorganization, liquidation, relocation of any material operations or sale or transfer of a material amount of assets. However, Holdings will continue to evaluate our business, operations and assets after the completion of the arrangement from time to time, and may propose or develop new plans and proposals which they consider to be in the best interests of our company, including the consideration of material changes in our present dividend policies and level of indebtedness or capitalization.

        It is a condition to the obligations of Holdings to complete the arrangement that all of the current members of the board of directors, other than Messrs. Aragona, Scott and Sims, resign as of the Effective Date. At such time, Holdings may appoint individuals who are affiliated with it to fill the vacancies created by those resignations. Holdings may also consider and propose changes in the number or term of the members of the board of directors after the completion of the arrangement from time to time. It is presently anticipated that our current officers will continue to be our officers following the completion of the arrangement. Holdings anticipates that we will hire one or more individuals to address sales in North America and Europe given that the position of Senior Vice President, Worldwide Sales was vacated in March 2006. Holdings may also adopt one or more stock option plans.

        As a result of the arrangement, we will no longer be subject to the provisions of the Sarbanes-Oxley Act of 2002, the liability provisions of the U.S. Securities Exchange Act of 1934, the corporate governance provisions in Canadian National Policy 58-201 and National Instrument 58-201 or the audit committee provisions in Canadian Multilateral Instrument 52-110.

Canadian Federal Income Tax Considerations

        The following summary describes the material Canadian federal income tax considerations in respect of the arrangement generally applicable to a holder of common shares who, for purposes of the Income Tax Act (Canada), as amended, or Tax Act, and at all relevant times, holds such common shares as capital property, deals at arm's length and is not affiliated with each of us and Holdings (whom we refer to in this Circular as a Holder), and disposes of common shares to Holdings under the arrangement.

        Common shares will generally be considered to be capital property to a Holder unless the Holder holds such common shares in the course of carrying on a business or acquired such common shares in a transaction or transactions considered to be an adventure or concern in the nature of trade. Certain Canadian resident Holders whose common shares might not otherwise be considered capital property may, in certain circumstances, make an irrevocable election in accordance with subsection 39(4) of the Tax Act to have the common shares and all other "Canadian securities" as defined in the Tax Act owned by such

Holder in the taxation year in which the election is made and all subsequent taxation years deemed to be capital property.

        This summary is based upon the current provisions of the Tax Act and the regulations thereunder in force as of the date hereof, and counsel's understanding, based on publicly available materials published in writing prior to the date hereof, of the current administrative practices of the Canada Revenue Agency. This summary also takes into account all specific proposals to amend the Tax Act and the regulations thereunder publicly announced by or on behalf of the Minister of Finance (Canada) prior to the date of this Circular (which we refer to in this Circular as the Tax Proposals) and assumes that all Tax Proposals will be enacted in the form proposed. However, there can be no assurance that the Tax Proposals will be enacted in their current form, or at all. This summary is not exhaustive of all possible Canadian federal income tax considerations and, except for the Tax Proposals, does not take into account or anticipate any changes in law or administrative practice, whether by legislative, regulatory, administrative or judicial decision or action, nor does it take into account or consider other federal or any provincial, territorial or foreign tax considerations, which may differ significantly from the Canadian federal income tax considerations described therein.

        This summary is not applicable to (i) a Holder that is a "financial institution" as defined in the Tax Act for the purposes of the "mark-to-market" rules, (ii) a Holder that is a "specified financial institution" as defined in the Tax Act, (iii) a Holder, an interest in which would be a "tax shelter investment" within the meaning of the Tax Act or (iv) a Holder who acquired common shares upon the exercise of employment stock options. Such Holders should consult their own tax advisors.

        This summary does not describe the tax consequences to holders of options in respect of the exercise or cancellation of such options prior to or pursuant to the arrangement. Holders of options should consult their own tax advisors with respect to their particular circumstances.

        All amounts relating to the disposition of common shares under the arrangement must be computed in Canadian dollars for the purposes of the Tax Act.

        This summary is of a general nature only and is not exhaustive of all federal income tax considerations. Consequently, Holders are urged to consult their own tax advisors for advice regarding the specific income tax consequences to them of disposing of their common shares pursuant to the arrangement, having regard to their own particular circumstances, and any other consequences to them of such transactions under Canadian federal, provincial, local and foreign tax laws.

Holders Resident in Canada

        The following portion of the summary is generally applicable to a Holder who, for purposes of the Tax Act and any applicable income tax treaty, and at all relevant times, is resident or deemed to be resident in Canada (whom we refer to in this Circular as a Resident Holder).

Disposition of Common Shares under the Arrangement

        A Resident Holder who disposes of common shares to Holdings under the arrangement will realize a capital gain (or capital loss) to the extent that the cash paid to the Resident Holder for such common shares under the arrangement, net of any reasonable costs of disposition, exceeds (or is less than) the adjusted cost base to the Resident Holder of such common shares immediately before the disposition.

Capital Gains and Losses

        Generally, a Resident Holder is required to include in computing its income for a taxation year one-half of the amount of any capital gain, or a taxable capital gain realized in such taxation year. Subject to and in accordance with the provisions of the Tax Act, a Resident Holder is required to deduct one-half of the amount of any capital loss, or an allowable capital loss realized in a taxation year from taxable capital gains realized by the Resident Holder in the year. Allowable capital losses in excess of taxable capital gains may be carried back and deducted in any of the three preceding taxation years or carried forward and deducted in any subsequent taxation year against net taxable capital gains realized in such years in the circumstances described in the Tax Act.

        Capital gains realized by individuals and certain trusts may give rise to a liability for alternative minimum tax under the Tax Act.

        In general, the amount of any capital loss realized by a Resident Holder that is a corporation on the disposition of a common share may be reduced by the amount of any dividends received or deemed to be received on the common share, subject to and in accordance with the provisions of the Tax Act. Similar rules may apply to a partnership or trust of which a corporation, trust or partnership is a member or beneficiary.

Additional Refundable Tax

        A Resident Holder that is throughout the year a "Canadian controlled private corporation" as defined in the Tax Act may be liable to pay an additional refundable tax of 6 2/3% on certain investment income, including taxable capital gains, interest and dividends that are not deductible in computing taxable income.

Dissenting Resident Holders

        A Resident Holder who is a registered shareholder and who properly dissents from the Arrangement Resolution will be considered to have disposed of such Holder's common shares to Holdings and will be entitled to receive a payment from Holdings of an amount equal to the fair value of the common shares held by such Resident Holder. A dissenting Resident Holder will realize a capital gain (or capital loss) to the extent that the payment received from Holdings on the disposition of the common shares, less any interest awarded by a court, exceeds (or is less than) the adjusted cost base to the Resident Holder of such common shares immediately before the disposition. The taxation of capital gains and losses is described above.

        A Resident Holder who is a registered shareholder and who properly dissents from the Continuance Resolution and who receives payment from us of the fair value of the common shares held by such Resident Holder will be deemed to receive a dividend equal to the amount, if any, by which the amount of the payment, less the amount of any interest awarded by a court, exceeds the paid-up capital (for purposes of the Tax Act) of such Resident Holder's common shares. The amount of the paid-up capital of a common share is significantly in excess of its current fair market value. Accordingly, it is expected that no deemed dividend should arise upon the exercise of dissent rights in respect of the Continuance Resolution and the entire amount received (excluding the amount of any interest awarded by a court) by a Resident Holder who exercises dissent rights in respect of the Continuance Resolution should generally be treated as proceeds of disposition of common shares for the purpose of computing any capital gain or capital loss arising on a disposition of such shares. The taxation of capital gains and losses is described above.

        Any interest awarded by a court must be included in the dissenting Resident Holder's income for the purposes of the Tax Act.

        Resident Holders who are considering exercising dissent rights in respect of the Arrangement Resolution or Continuance Resolution are advised to consult their tax advisors for advice having regard to their own particular circumstances.

Holders Not Resident in Canada

        The following portion of the summary is generally applicable to a Holder who, for the purposes of the Tax Act and any applicable income tax convention, and at all relevant times, is not and has not been a resident or deemed to be a resident of Canada and does not use or hold, and is not deemed to use or hold, the common shares in connection with carrying on a business in Canada (whom we refer to in this Circular as a Non-Resident Holder). Special rules, which are not discussed in this summary, may apply to a non-resident that is an insurer carrying on business in Canada and elsewhere.

Disposition of Common Shares under the Arrangement

        A Non-Resident Holder will not be subject to tax under the Tax Act on any capital gain, or entitled to deduct any capital loss, realized on the disposition of common shares to Holdings under the arrangement unless such common shares constitute "taxable Canadian property" to the Non-Resident Holder and do not constitute "treaty-protected property".

        Generally, a common share will not be taxable Canadian property to a Non-Resident Holder at the time of disposition provided that (i) such common share is listed on a prescribed stock exchange (which currently includes the TSX) at that time, (ii) the Non-Resident Holder, persons with whom the Non-Resident Holder does not deal at arm's length, or the Non-Resident Holder together with such persons, did not own 25% or more of the issued shares of any class or series of our capital stock at any time during the 60-month period immediately preceding that time, and (iii) such common share is not deemed to be taxable Canadian property for the purposes of the Tax Act.

        Even if the common shares are taxable Canadian property to a Non-Resident Holder, a taxable capital gain resulting from the disposition of the common shares will not be included in computing the Non-Resident Holder's income for the purposes of the Tax Act if the common shares constitute "treaty-protected property" of the Non-Resident Holder. Common shares owned by a Non-Resident Holder will generally be treaty-protected property of the Non-Resident Holder if the gain from the disposition of such property by the Non-Resident Holder would, because of an applicable income tax treaty to which Canada is a signatory, be exempt from tax under the Tax Act. In the event that common shares constitute taxable Canadian property but not treaty-protected property to a particular Non-Resident Holder, the tax consequences as described above under "— Holders Resident in Canada — Disposition of Common Shares Under the arrangement" will generally apply.

Dissenting Non-Resident Holders

        A Non-Resident Holder who is a registered shareholder and who properly dissents from the Arrangement Resolution will be considered to have disposed of such Holder's common shares to Holdings and will be entitled to receive a payment from Holdings of an amount equal to the fair value of the Non-Resident Holder's common shares. A dissenting Non-Resident Holder will realize a capital gain (or capital loss) to the extent that the payment received from Holdings on the disposition of the common shares, less any interest awarded by the court, exceeds (or is less than) the adjusted cost base to the Non-Resident Holder of such common shares immediately before the disposition. The taxation of capital gains and losses is described above under "— Holders Not Resident in Canada — Disposition of Common Shares Under the arrangement".

        A Non-Resident Holder who is a registered shareholder and who properly dissents from the Continuance Resolution and who receives payment from us of the fair value of the common shares held by such Non-Resident Holder will be deemed to receive a dividend equal to the amount, if any, by which the amount of the payment, less the amount of any interest awarded by a court, exceeds the paid-up capital (for purposes of the Tax Act) of such Non-Resident Holder's common shares. The amount of the paid-up capital of a common share is significantly in excess of its current fair value. Accordingly, it is expected that no deemed dividend should arise upon the exercise of dissent rights in respect of the Continuance Resolution and the entire amount received (excluding the amount of any interest awarded by a court) by a Non-Resident Holder who exercises dissent rights in respect of the Continuance Resolution should generally be treated as proceeds of disposition of common shares for the purpose of computing any capital gain or capital loss arising on a disposition of such shares. The taxation of capital gains and losses is described under "— Holders Not Resident in Canada — Disposition of Common Shares Under the arrangement".

        Any interest awarded by a court and paid or credited to a dissenting Non-Resident Holder will be subject to Canadian withholding tax at the rate of 25%, subject to reduction pursuant to the provisions of an applicable income tax treaty.

        Non-Resident Holders who are considering exercising dissent rights in respect of the Arrangement Resolution or Continuance Resolution are advised to consult their tax advisors for advice having regard to their own particular circumstances.

United States Federal Tax Consequences of the Arrangement on the Corporation, the Austin Ventures Parties and the Chief Executive Officer

        The Company.    The Company's ability to use U.S. tax loss carry forwards will be limited as a result of the arrangement in accordance with Section 382 of the Internal Revenue Code of 1986, as amended, or Code.

        The Austin Ventures Parties.    Neither Holdings nor Austin Ventures will recognize gain or loss for U.S. federal income tax purposes solely as a result of the arrangement, pursuant to which Holdings will acquire all of our outstanding common shares not owned by Austin Ventures and Mr. Sims.

        The Chief Executive Officer.    It is anticipated that the acquisition of Holdings' capital stock by Mr. Sims as described under "— interests of Directors and Executive Officers — Employee Rollover" will be tax-free to Mr. Sims, as well as Holdings and us, for U.S. federal income tax purposes.

United States Federal Income Tax Considerations

        The following is a discussion of the material United States federal income tax consequences of the arrangement to holders of common shares and is based upon the Code, United States Treasury regulations, Internal Revenue Service, or IRS, rulings and judicial and administrative decisions in effect as of the date of this Circular. This discussion is limited to United States federal income tax consequences of the arrangement to shareholders who are U.S. Holders (as defined below) and who, on the date on which the arrangement is completed, hold common shares as a capital asset, and who exchange the common shares for cash pursuant to the arrangement. The following also discusses certain United States federal income tax consequences of the arrangement to holders of in-the-money options who are U.S. Holders (as defined below) of options on our common shares. The general tax principles discussed below are subject to retroactive changes or possible differing interpretations. This discussion does not describe all U.S. federal income tax consequences that may be relevant to a taxpayer in light of its particular circumstances or address taxpayers subject to special treatment under the United States federal income tax laws, such as insurance companies, financial institutions, dealers in securities, traders that mark to market, regulated investment companies, entities treated as partnerships for United States federal income tax purposes, persons owning or having owned directly, indirectly or by attribution 10% or more of the total combined voting power or value of our common shares, tax exempt organizations, retirement plans and taxpayers subject to the alternative minimum tax. This discussion may not apply to shareholders who acquired their common shares upon the exercise of employee stock options or otherwise as compensation or who hold their common shares as part of a hedge, straddle or conversion transaction or holders who have an interest in, or are affiliated with, Holdings, either directly, indirectly, or by attribution, or retain an interest in our company after the arrangement, either directly, indirectly, or by attribution. This summary assumes that payments to the U.S. Holder are denominated in U.S. dollars and that the functional currency of all U.S. Holders is the U.S. dollar. This discussion does not address potential foreign, state, local or other tax consequences of the arrangement. We recommend that all shareholders and holders of options consult their own tax advisors regarding their particular U.S. federal, state, local and foreign tax consequences of the arrangement, which may vary from the consequences described in this section.

        If a partnership holds common shares, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. If a U.S. Holder is a partner of a partnership holding such common shares, the holder is urged to consult its tax advisors regarding the tax consequences of the arrangement.

        As used in this section "United States Federal Income Tax Considerations", the term "U.S. Holder" means a beneficial holder of common shares or an option to acquire common shares that is (i) an individual citizen or resident of the United States, (ii) a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust (A) if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons as described in Section 7701(a)(30) of the

Code have the authority to control all substantial decisions of the trust, or (B) that has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

        For United States federal income tax purposes, the arrangement will be treated as a taxable sale or exchange of common shares by each U.S. Holder of common shares. Accordingly, subject to the discussion below regarding passive foreign investment companies, a U.S. Holder will recognize capital gain or loss by reason of the disposition of its common shares pursuant to the arrangement in an amount equal to the difference between the amount cash received by the U.S. Holder and the U.S. Holder's tax basis in its common shares. Such capital gain or loss will be long term with respect to common shares the U.S. Holder has held for a period of more than one year as of the effective time of the arrangement. Long-term capital gain of a non-corporate U.S. Holder is generally subject to tax at a maximum rate of 15%. The deductibility of capital losses is subject to limitations.

        Because the rules applicable to a passive foreign investment companies, or "PFIC" are complex and because the impact of these rules on the United States federal income tax treatment of a disposition of our common shares by a U.S. Holder is potentially significant, U.S. Holders are urged to discuss the PFIC rules with their own tax advisors. If we were a PFIC for any taxable year in which a U.S. Holder owned any of our common shares, the United States federal income tax consequences of the exchange of common shares in the arrangement may differ from those described above. Our treatment as a PFIC could result in a reduction in the after-tax return to the U.S. Holders of our common shares.

        For United States federal income tax purposes, we will be classified as a PFIC for any taxable year in which either (i) 75% or more of our gross income is "passive income," or (ii) at least 50% of the average value (or in some cases, adjusted tax basis) of all of our assets for the taxable year produce or are held for the production of "passive income." For this purpose, passive income generally includes interest, dividends, some types of rents and royalties, annuities and the excess of gains over losses from the disposition of assets that produce these types of income.

        Common shares held by a U.S. Holder generally are treated as shares in a PFIC if, at any time during the holding period of the U.S. Holder with respect to such shares, we were a PFIC. There is a risk that we are a PFIC for 2006 and that we were a PFIC for prior years. To determine whether we are or were a PFIC, our revenue and expenses and the value of our assets would need to be examined each year. The tests are complex and require, among other things, that we determine how much of our income each year will be passive income. In addition, we are required to determine each year whether the value of our assets that produce passive income or are held to produce passive income will constitute at least 50% of our total assets. The manner in which the tests apply to our business is not certain. In certain years prior to 2006, as a result of the size of our cash position, based on the published position of the IRS that for this purpose, cash is considered to be an asset that produces passive income, even if the cash is held as working capital, we would have been considered a PFIC. The published position of the IRS that cash held as working capital is a passive asset has not been promulgated in regulations, and no other official guidance has been issued on the question. Therefore, although the risk that we were a PFIC is substantial, it is unclear that we were a PFIC for such prior years. In addition, because PFIC status is based on our income and assets for the entire taxable year, it is not possible to determine whether we will have become a PFIC for the current taxable year until after the close of the year. Even if it were determined that we were not a PFIC for 2006 or prior years, no assurances can be given that we will not be a PFIC in future years.

        If we were a PFIC for United States federal income tax purposes for any taxable year in which a U.S. Holder owned common shares, such U.S. Holder would be subject to special rules applicable to gain on the sale or exchange of common shares. In general, the U.S. Holder must allocate the gain ratably to each day in such holder's holding period for the common shares. The portion of the gain allocated to the current taxable year and any taxable year in the holding period before we were a PFIC would be taxed as ordinary income for the current year. The portion of the gain allocated to each of the other taxable years would be subject to tax at the maximum ordinary income rate in effect for such taxable year and an interest charge would be imposed on the resulting tax liability determined as if that liability had been due with respect to that prior year. These rules generally will not apply if the U.S. Holder has made certain elections in connection with the application of the PFIC rules, including a "qualified electing fund" election or an election to mark to market our common shares. U.S. Holders should consult their own tax advisors concerning such elections, and any U.S. Holders who have made an election in connection with the application of the PFIC rules should consult their own tax advisors as to the effect of such election on the tax consequences of the arrangement.

        A U.S. Holder of common shares who receives cash pursuant to the exercise of Dissent Rights will generally be subject to the federal income tax treatment set forth above, but such holders should consult their own tax advisors with respect to the tax treatment of any interest awarded by a court and any taxes withheld on such interest.

        U.S. Holders should consult their own tax advisors as to the source of any gain or loss for United States federal income tax purposes.

        U.S. Holders of in-the-money options will be taxed at ordinary income rates on the receipt of cash in exchange for their options.

        A U.S. Holder may be subject to information reporting and backup withholding if it is not an exempt recipient and (i) fails to provide an accurate taxpayer identification number, (ii) is notified by the IRS that it failed to report all interest or dividends required to be shown on its United States federal income tax returns; or (iii) in certain circumstances, fails to comply with applicable certification requirements. The amount of any backup withholding from a payment to a U.S. Holder will be allowed as a refund or a credit against the holder's federal income tax liability provided the required information is provided to the IRS.

        HOLDERS OF COMMON SHARES INCLUDING HOLDERS WHO ARE NOT U.S. HOLDERS, AND HOLDERS OF OPTIONS, ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE ARRANGEMENT, INCLUDING THE PFIC RULES, TAX RETURN REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS.

PARTICULARS OF THE ARRANGEMENT

Votes Required at the Meeting Relating to the Arrangement

        Subject to any further order of the court, the Interim Order provides that the Arrangement Resolution must be approved by the affirmative vote of at least 66 2/3% of the votes cast at the meeting by the shareholders and holders of in-the-money options entitled to vote at the meeting (present in person or represented by proxy), voting together as one class. In addition, because of the interest of the Interested Persons in the arrangement, the Arrangement Resolution must be approved by a majority of the votes cast at the meeting by shareholders entitled to vote at the meeting (present in person or represented by proxy) excluding votes cast in respect of common shares held by Interested Persons.

        The Continuance Resolution must be approved by at least 66 2/3% of the votes cast at the meeting by shareholders entitled to vote at the meeting (present in person or represented by proxy).

        Shareholders of record are entitled to cast one vote for each common share held at the close of business on                                    , 2006. Holders of in-the-money options are entitled to cast one vote for each common share underlying the holder's in-the-money option at the close of business on                                     , 2006.

        As of June 26, 2006, the Austin Ventures Parties beneficially owned a total of 566,766 common shares (including 5,162 common shares held by affiliates), representing 9.3% of our outstanding common shares and held approximately $8,000,000 in Notes plus approximately $1,199,573 in accrued interest on the Notes at that date (the principal and interest are convertible into 2,996,599 common shares). Assuming conversion of those Notes, but no exercise of outstanding stock options, the shareholdings of Austin Ventures and its affiliated individuals would represent approximately 39.1% of our common shares.

        As of June 26, 2006, each of our directors and executive officers had advised us that he or she intended to vote the common shares beneficially owned by him or her in favour of the Arrangement Resolution and the Continuance Resolution and, if necessary, the Adjournment Resolution.

        The continuance and the arrangement will not proceed if the Continuance Resolution and the Arrangement Resolution are not approved at the meeting by the requisite vote.

Summary of the Arrangement

        The arrangement effects a series of transactions as a result of which Holdings will effectively acquire all of our common shares (other than common shares held by Austin Ventures and Mr. Sims) at a price of $3.34 cash per common share by way of a plan of arrangement. Assuming the requisite approval of the Arrangement Resolution by the securityholders at the meeting and all of the conditions set out in the arrangement agreement have been satisfied or waived by the parties, upon obtaining the Final Order, we will file articles of arrangement under the OBCA as soon as practicable thereafter, at which time the arrangement will become effective. Under the terms of the plan of arrangement, commencing at the Effective Time, the following events will occur and be deemed to occur in the order set out below:

  •
  each in-the-money option will be cancelled by us in exchange for a cash payment by us in an amount equal to, for each option, the difference between $3.34 and the exercise price of that in-the-money option (and we will withhold any required withholding taxes), and the names of the holders of the in-the-money options so cancelled will be removed from the register of holders of options;

  •
  each option outstanding immediately prior to the Effective Time, other than an in-the-money option, will be terminated, become null and void and cease to represent a right to receive any common shares, and the names of the holders of the options so terminated will be removed from the register of holders of options; and

  •
  each outstanding common share held by a shareholder, other than an Arrangement Dissenting Shareholder, a Continuance Dissenting Shareholder, Austin Ventures, Holdings or an employee subject to a rollover agreement, or a Qualifying Shareholder, shall be transferred by the holder to Holdings without any further authorization, act or formality, in exchange for a cash payment from Holdings in the amount of $3.34 per common share and Holdings will be deemed to be the legal and beneficial owner, free and clear of all encumbrances, the names of the holders of the common shares so transferred will be removed from the register of holders of common shares and, Holdings will be recorded on the register of holders of common shares as the holder of the common shares so purchased.

        All of the above amounts will be paid in U.S. dollars, despite the applicable recipient's country of citizenship, residence or organization.

Options

        Under the arrangement agreement, at the Effective Time, each in-the-money option will be cancelled by us in exchange for a cash payment by us in an amount equal, for each common share underlying such in-the-money option, to the difference between $3.34 and the exercise price of such in-the-money option (less any required withholding taxes). As of June 26, 2006 there were approximately 150,422 in-the-money options outstanding and the aggregate amount required to cash out those options was approximately $41,875. In addition, each option issued and outstanding immediately prior to the Effective Time, other than an in-the-money option, will be terminated, become null and void, and cease to represent a right to receive any common shares.

Accounting Treatment

        We expect Holdings to use purchase price accounting for the arrangement in which Holdings will record the excess to fair market value of our net assets as goodwill.

Sources of Funds for the Arrangement

        Under the arrangement and related transactions, Holdings is expected to pay an aggregate amount of approximately $18,501,550 to acquire all of our outstanding common shares, assuming no shareholders exercise and perfect their rights under the Continuance Dissent Procedures or Arrangement Dissent Procedures. Prior to the Effective Date, Holdings will receive these funds from Austin Ventures which has these funds available in its general corporate funds. We expect to pay an aggregate amount of approximately $41,875 from our general corporate funds in exchange for the cancellation of the in-the-money options.

Stock Exchange Listings and Reporting Obligations

        If the arrangement is successfully completed, our common shares will no longer trade on the Pink Sheets Electronic Quotation Service and will be delisted from the TSX on the Effective Date. For additional information about the former listing of our common shares on Nasdaq, see "Special Factors — Background to the Arrangement Agreement".

        Following the Effective Date, it is also intended that an application be made to the applicable securities regulatory authorities in Canada for an order deeming us to no longer be a "reporting issuer" for the purposes of applicable securities legislation. In addition, the registration of our common shares under the U.S. Securities Exchange Act of 1934 will be terminated. As a result, we will no longer be subject to the ongoing disclosure and other obligations currently imposed upon us under these laws.

Expenses

        Our estimated fees, costs and expenses in connection with the arrangement including, without limitation, financial advisors' fees of $            , formal valuation fees of $            , filing fees of $            , special committee fees of $            , legal fees of $            , accounting fees of $            and printing and mailing costs of $            , which, excluding taxes, are anticipated to total approximately $            .

Court Approval and Completion of the Arrangement

        An arrangement of a corporation under the OBCA requires court approval. Prior to the mailing of this Circular, we obtained the Interim Order. The Interim Order provides, among other things, that:

  •
  our company is authorized to call, hold and conduct the meeting of the holders of our common shares and holders of in-the-money options in the manner set forth in the Interim Order at the time and place set forth in the notice of meeting for the shareholders and holders of in-the-money options to consider and, if determined advisable, to pass, the Arrangement Resolution;

  •
  this management information circular and proxy statement, the forms of proxy and the letter of transmittal must be distributed to shareholders and holders of in-the-money options, the directors and auditors of our company not later than 21 days prior to the meeting;

  •
  the quorum required at the meeting is that number of persons present in person or represented by proxy holding not less than 33 1/3% of our outstanding common shares;

  •
  subject to the further order of the court, the votes required to pass and approve the Arrangement Resolution are the affirmative vote of at least 66 2/3% of the votes cast at the meeting by shareholders and holders of in-the-money options entitled to vote at the meeting (present in person or represented by proxy), voting together as one class and the affirmative vote of a majority of votes cast at the meeting by shareholders entitled to vote at the meeting (present in person or represented by proxy) excluding votes in respect of common shares held by the Interested Persons;

  •
  each shareholder is entitled to exercise rights of dissent and appraisal in connection with the Arrangement Resolution in accordance with section 185 of the OBCA as modified by the Interim Order requirement that in order to dissent a written objection must be received by our company by no later than 5:00 p.m. (Pacific Daylight Time) on the last business day preceding the date of the meeting; and

  •
  upon approval of the Arrangement Resolution in the manner set forth in the Interim Order, our company may apply to the court for final approval of the arrangement and the plan of arrangement.

        A copy of the Interim Order is attached as Appendix E to this Circular.

        Subject to the requisite approval of the Arrangement Resolution by securityholders entitled to vote at the meeting and the requisite approval of the Continuance Resolution by the shareholders entitled to vote at the meeting, and the satisfaction of certain other conditions, the hearing in respect of the Final Order is scheduled to take place on            , 2006 at              a.m. (Pacific Daylight Time) in the Superior Court of Justice (Ontario) at 393 University Avenue, Toronto, Ontario, or as soon thereafter as is reasonably practicable. At the hearing, any shareholder or optionholder who wishes to participate or to be represented or to present evidence or argument may do so, subject to filing with the court a notice of appearance in accordance with the Ontario Rules of Civil Procedure, serving that notice of appearance upon the solicitors of our company and Holdings and upon all other parties who have filed a notice of appearance and satisfying any other requirements as provided in the Interim Order. At the hearing for the Final Order, court approval will be granted if the court determines that the arrangement meets the requirements of the Interim Order granted by the court and the OBCA; nothing has been done or purported to be done that is not authorized by the OBCA; and the arrangement is fair and reasonable.

        The arrangement requirements of the OBCA, as modified by securities laws and the Interim Order, include:

  •
  the proposed transaction must be an arrangement within the meaning of that term in the OBCA which, with respect to a corporation, generally includes a reorganization, an amalgamation, a transfer of all or substantially all of the property of the corporation, an exchange of securities of the corporation, a liquidation or dissolution, or any combination of the foregoing;

  •
  the company proposing the arrangement must prepare, for the approval of shareholders, a document setting out in detail what is proposed to be done and the manner in which it is proposed to be done, which requirement is satisfied by this management information circular and proxy statement;

  •
  the arrangement must be approved by the requisite shareholder vote; and

  •
  the arrangement must be approved by the court.

        Whether an arrangement is fair and reasonable depends on procedural and substantive considerations. Considerations the court may consider include the appointment of the special committee; the use of an independent financial advisor; the provision of dissent rights; the requirements for approval by uninterested shareholders; the directors' recommendation; the fairness opinion; the formal valuation; and the vote by securityholders as a reflection of their business judgment.

        The court may approve the arrangement either as proposed or as amended in any manner the court may direct, subject to compliance with those terms and conditions, if any, as the court deems fit. The notice of application for the Final Order is attached as Appendix F to this Circular.

        Subject to the requisite approval of the Arrangement Resolution by securityholders entitled to vote at the meeting and the requisite approval of the Continuance Resolution by the shareholders entitled to vote at the meeting, it is anticipated that on or about                                    , 2006, the articles of continuance will be filed under the OBCA in a form and substance satisfactory to us and Holdings, acting reasonably. Assuming that the Final Order is granted, and that the other conditions set out in the arrangement agreement are satisfied or waived by the party or parties for whose benefit they exist, then the articles of arrangement will be filed under the OBCA to give effect to the arrangement and all other arrangements and documents necessary to complete the arrangement will be delivered as soon as reasonably practicable thereafter.

THE ARRANGEMENT AGREEMENT

        The following is only a summary of the material terms of the arrangement agreement. Shareholders are urged to read the arrangement agreement in its entirety. A copy is attached as Appendix C to this Circular.

Effective Date of the Arrangement

        After obtaining the Final Order and subject to the satisfaction or waiver of the conditions set out in the arrangement agreement, we will send to the director under the OBCA, for endorsement and filing by the articles of arrangement and any other documents as may be required under the OBCA to give effect to the arrangement. The arrangement will become effective upon that delivery.

Covenants of the Corporation

        We have given, in favour of Holdings, certain covenants, including covenants to and to cause each of our subsidiaries to conduct its respective businesses only in, and not take any action except in, the ordinary course. In furtherance thereof, except with the prior written consent of Holdings, or as expressly required by law or as contemplated in the arrangement agreement, we and our subsidiaries shall:

  •
  not issue, sell, pledge or encumber any shares of or rights of any kind to acquire any shares of us or any subsidiary or any material assets, subject to certain limited exceptions;

  •
  not redeem, purchase or offer to purchase any of its outstanding securities, except for the redemption of the rights;

  •
  not amend its articles or by-laws;

  •
  not split, consolidate or reclassify its outstanding securities nor declare or pay dividends or other distributions;

  •
  not reorganize, amalgamate or merge;

  •
  not acquire or dispose of any assets, subject to certain limited exceptions;

  •
  except in the ordinary course, not satisfy or settle any material claims or liabilities, relinquish any material contractual rights, or enter into any hedging arrangements;

  •
  except in the ordinary course, not provide guarantees or not incur indebtedness;

  •
  except under existing arrangements, not enter into or modify any employment or benefits arrangements;

  •
  not incur or commit to capital expenditures prior to the Effective Date exceeding a specified amount;

  •
  maintain its insurance coverage;

  •
  preserve the goodwill of the business;

  •
  not take any action and refrain from taking any action, that would interfere with the transactions contemplated by the arrangement agreement;

  •
  promptly notify Holdings of any material adverse change or of material third party complaints;

  •
  not settle or compromise any shareholder claim;

  •
  except in the ordinary course, not enter into or materially modify any material contract; and

  •
  ensure that representations and warranties are true and correct on the Effective Date and all of the conditions precedent to the arrangement are satisfied as promptly as practicable.

        Further, we have agreed in favour of Holdings to, and to cause our subsidiaries to:

  •
  perform our obligations under the arrangement agreement;

  •
  obtain the requisite approvals of the shareholders and holders of in-the-money options to the arrangement;

  •
  advise Holdings of the aggregate tally of the proxies;

  •
  apply for and obtain all requisite regulatory approvals relating to us in respect of the arrangement;

  •
  carry out the terms of the Interim Order and Final Order;

  •
  file the articles of continuance;

  •
  defend all lawsuits or other proceedings challenging the arrangement agreement or the arrangement;

  •
  provide Holdings with a copy of any purported exercise of Continuance Dissent Rights and Arrangement Dissent Rights; and

  •
  advise Holdings of any event that would render any of our representations or warranties inaccurate in any material respect and of any material breach by us of any covenant or agreement in the arrangement agreement.

        In addition, we have provided certain non-solicitation covenants in favour of Holdings. We have agreed, except as otherwise provided in the arrangement agreement, that we will not, directly or indirectly through any officer, director, employee, representative or agent or any of our subsidiaries or otherwise:

  •
  solicit, initiate, knowingly encourage or otherwise facilitate the initiation of any inquiries or proposals regarding an Acquisition Proposal (as defined below);

  •
  participate in any discussions or negotiations regarding, or provide any confidential information with respect to, any Acquisition Proposal;

  •
  approve or recommend, or publicly propose to approve or recommend, any Acquisition Proposal;

  •
  accept or enter into or publicly propose to accept or enter into, any letter of intent, agreement, arrangement or understanding related to any Acquisition Proposal; or

  •
  withdraw or modify or publicly propose to withdraw or modify, in a manner adverse to Holdings, the approval or recommendation of the board of directors or any committee thereof of the arrangement.

        Notwithstanding the foregoing, our board of directors is permitted under the arrangement agreement to:

  •
  comply with our disclosure obligations under applicable laws with regard to an Acquisition Proposal;

  •
  take any other action to the extent ordered by a court of competent jurisdiction;

  •
  respond to a bona fide request for information that could reasonably be expected to lead to an Acquisition Proposal, solely by advising that no information can be provided unless a bona fide written Acquisition Proposal is made, and then only in compliance with our non-solicitation covenants. Prior to the meeting, provided that we have complied with our non-solicitation covenants, if our board of directors concludes in good faith, after consultation with its outside legal and financial advisors, that it is required to do so in order to comply with its fiduciary duties, our board of directors is permitted to consider, participate in any discussions or negotiations, or enter into a confidentiality agreement and provide information in connection with, an unsolicited, bona fide written Acquisition Proposal that the board of directors concludes in good faith, after consultation with its outside legal and financial advisors, is or is reasonably likely to be a Superior Proposal (as defined below). Prior to the meeting, our board of directors may, upon terminating the arrangement agreement and paying to Holdings the termination payment and expense reimbursement, withdraw or change, in a manner adverse to Holdings, its approval or recommendation in favour of the arrangement and instead recommend a Superior Proposal to the shareholders, but only after extending to Holdings a right to match the Superior Proposal. Upon the termination of the arrangement agreement as a result of a material breach of our non-solicitation covenants, we must pay to Holdings the termination payment and expense reimbursement. See "— Termination Payment and Expense Reimbursement".

        "Superior Proposal" means any bona fide written Acquisition Proposal that, in the good faith determination of the board of directors after consultation with its financial advisors and with outside counsel, (a) is reasonably likely to be completed, taking into account all legal, financial, regulatory and other aspects of such proposal and the person making such proposal and (b) would, if consummated in accordance with its terms be more favourable to the shareholders considering the proposal from a financial point of view than the arrangement.

        "Acquisition Proposal" means a proposal or offer with respect to any merger, amalgamation, consolidation, arrangement, business combination, recapitalization, take-over bid, sale of material assets, sale of equity of our company or a subsidiary or rights or interests therein or thereto, a debt financing, or similar transactions involving us or any subsidiary, excluding the arrangement.

Covenants of Holdings

        Holdings has given, in favour of us, certain covenants, including covenants to:

  •
  use commercially reasonable efforts to ensure that its representations and warranties are true and correct on the Effective Date and all of the conditions precedent to the arrangement are satisfied as promptly as practicable;

  •
  perform its obligations under the arrangement agreement;

  •
  use commercially reasonable efforts to apply for and obtain all requisite regulatory approvals relating to Holdings in respect of the arrangement;

  •
  use commercially reasonable efforts to carry out the terms of the Interim Order and Final Order;

  •
  use commercially reasonable efforts to defend all lawsuits or other proceedings challenging the arrangement agreement or the arrangement; and

  •
  advise us of any event that would render any of Holdings' representations and warranties inaccurate in any material respect and of any material breach by Holdings of any covenant or agreement in the arrangement agreement.

Representations and Warranties

        In the arrangement agreement, we made certain representations and warranties in favour of Holdings related to:

  •
  our corporate organization and related matters;

  •
  our authority to enter into the arrangement agreement and to consummate the arrangement and the enforceability of the arrangement agreement;

  •
  the consents and approvals we are required to obtain;

  •
  the absence of breaches or defaults resulting from the execution, delivery and performance of the arrangement agreement;

  •
  the Fairness Opinion and the independence of TWP;

  •
  our capital structure;

  •
  our intellectual property;

  •
  the absence of undisclosed liabilities;

  •
  our tax returns and other tax matters;

  •
  our public disclosure documents;

  •
  regulatory approvals; and

  •
  the requisite shareholder votes.

        In addition, Holdings made certain representations and warranties in favour of us relating to:

  •
  its corporate organization and related matters;

  •
  its authority to enter into the arrangement agreement and to consummate the arrangement and the enforceability of the arrangement agreement;

  •
  the consents and approvals Holdings is required to obtain;

  •
  the absence of brokers' fees;

  •
  the information supplied by Holdings to us for inclusion in the Circular and regulatory filings; and

  •
  regulatory approvals.

        The representations and warranties of our company and of Holdings are, in some cases, subject to specified exceptions and qualifications. Some of our representations and warranties are qualified by the absence of a material adverse effect. In addition, some of our representations and warranties are qualified as to the knowledge of our management. This means that if a particular representation or warranty is not true, unless one or more of our officers has actual knowledge, information or belief of such failure to be true and accurate, after such persons have reviewed all relevant records and made reasonable inquiries regarding the relevant matter of such party's directors and senior officers, this failure will not result in a breach of the arrangement agreement. Please note that these representations and warranties were made in order to allocate the contractual risks between us and Holdings, and are not intended as a means of establishing facts as true or untrue. The assertions embodied in the representations and warranties summarized above are qualified by information in a confidential disclosure schedule that was delivered in connection with the signing of the arrangement agreement. While we do not believe that the confidential disclosure schedule contains material information that we are required to disclose publicly other than information that has already been so disclosed, the disclosure schedule does contain information that modifies, qualifies and creates exceptions to our representations and warranties contained in the arrangement agreement, including certain nonpublic information. Accordingly, you should not rely on our representations and warranties as characterizations of the actual state of facts, since they are modified in part by the underlying disclosure schedule. Moreover, information concerning the subject matter of our representations and warranties may have changed since the date of the arrangement agreement, and the representations and warranties will not reflect any such subsequent changes in facts. Only parties to the arrangement agreement, and not our shareholders generally, have the right to enforce the arrangement agreement.

Conditions of Closing

Mutual Conditions

        The arrangement agreement provides that the respective obligations of us and Holdings to complete the arrangement are subject to the satisfaction or waiver, by mutual consent of us and Holdings, of the following conditions on or before the Effective Time:

  •
  the Arrangement Resolution will be approved:

  •
  by at least 66 2/3% of the votes cast at the meeting by shareholders and holders of in-the-money options (present in person or represented by proxy);

  •
  by a majority of the votes cast at the meeting on the Arrangement Resolution by shareholders (present in person or represented by proxy), excluding votes in respect of common shares held by Interested Persons, and

  •
  in accordance with any other conditions contained in the Interim Order;

  •
  we shall have obtained articles of continuance in a form and substance satisfactory to us and Holdings, acting reasonably;

  •
  the Interim Order and the Final Order will have each been obtained on terms consistent with the arrangement agreement and in a form satisfactory to us and Holdings, acting reasonably, and will not have been set aside or modified in a manner unacceptable to such parties, acting reasonably, on appeal or otherwise;

  •
  the articles of arrangement will be in content consistent with the arrangement agreement and in form satisfactory to us and Holdings, acting reasonably;

  •
  there will not be in force any law, final and non-appealable injunction, order or decree prohibiting restraining or enjoining the consummation of the arrangement;

  •
  the Regulatory Approvals (as defined in the arrangement agreement) will have been obtained or satisfied on terms and conditions satisfactory to us and Holdings, acting reasonably; and

  •
  the arrangement agreement shall not have been terminated according to its terms. See "— Termination of Arrangement Agreement".

Additional Conditions in Favour of Holdings

        The arrangement agreement provides that the obligation of Holdings to complete the arrangement is also subject to the satisfaction or waiver of a number of additional conditions, each of which is for Holdings' exclusive benefit and may be waived only in writing by Holdings. These additional conditions include:

  •
  our covenants contained in the arrangement agreement will have been performed in all material respects on or before the Effective Date;

  •
  our representations and warranties will have been true and correct in all material respects at the date of the arrangement agreement and at the Effective Time;

  •
  we will have taken the necessary corporate action to permit the consummation of the arrangement;

  •
  no material adverse change will have occurred since the date of the arrangement agreement to the Effective Date;

  •
  there will not be pending or threatened in writing any actions or proceedings by any government entity seeking to prohibit the arrangement, prohibit or materially limit the ownership or operation by Holdings of our business, limit the ability of Holdings to acquire or hold any common shares or from controlling in any material respect our business or operations which in the judgment of Holdings, is reasonably likely to have a material adverse effect on us or Holdings;

  •
  Arrangement Dissent Rights will not have been exercised by shareholders holding more than 10% of our outstanding common shares;

  •
  all necessary third party consents and waivers to the completion of the arrangement will have been obtained on terms satisfactory to Holdings, acting reasonably, except where the failure to so obtain or provide does not and would not reasonably be expected to have individually or in the aggregate, a material adverse effect;

  •
  our board of directors will not have approved or recommended any Acquisition Proposal;

  •
  all of our directors other than Messrs. Aragona, Scott and Sims, will have resigned as of the closing time, which is the time of closing of the arrangement at 11:00 a.m. on the Effective Date or at such other date and time as we and Holdings shall agree (the "Closing Time");

  •
  we will not have issued any options, warrants or other rights to acquire our equity securities or rights therein since April 6, 2006, in any case at a price less than $3.34 per common share;

  •
  there will not have occurred any actual change or amendment to (or any proposal to amend or change) the Tax Act or Code, as applicable, or other Tax legislation which individually or in the aggregate, directly or indirectly, has or could reasonably be expected to have a material adverse effect with respect to the arrangement or Holdings' ownership of us, and which was not publicly announced or proposed on or prior to the date of the arrangement agreement;

  •
  our shareholder rights plan will have been terminated in accordance with its terms and the related rights shall have been redeemed in full; and

  •
  no person other than Holdings will have entered into a definitive agreement or an agreement in principle with us with respect to an Acquisition Proposal.

Additional Conditions in Favour of the Corporation

        The arrangement agreement provides that our obligation to complete the arrangement is also subject to the following conditions, each of which is for our exclusive benefit and may be waived only in writing by us:

  •
  the covenants of Holdings contained in the arrangement agreement will have been performed in all material respects on or before the Effective Date;

  •
  the representations and warranties of Holdings will have been true and correct in all material respects at the date of the arrangement agreement and at the Effective Date;

  •
  Holdings will have taken all necessary corporate actions to permit the consummation of the arrangement; and

  •
  Holdings will have deposited the total cash purchase price payable for the common shares and in-the-money options with the Depositary.

Termination of Arrangement Agreement

        The arrangement agreement may be terminated at or before the Effective Time as follows:

  •
  by Holdings if any of the closing conditions in its favour (including the mutual conditions) have not been satisfied by the Effective Time;

  •
  by us if any of the conditions in our favour (including the mutual conditions) have not been satisfied by the Effective Time;

  •
  by mutual agreement of us and Holdings before or after the meeting;

  •
  by either us or Holdings if any law is passed that makes the arrangement illegal or otherwise prohibited;

  •
  by Holdings if,

  •
  our board of directors fails to recommend or withdraws or changes in a manner adverse to Holdings its approval or recommendation of the arrangement agreement, the arrangement or the Arrangement Resolution;

  •
  our board of directors approves or recommends any Acquisition Proposal other than the arrangement;

  •
  we breach our non-solicitation covenants contained in the arrangement agreement in any material respect; or

  •
  an Acquisition Proposal will have been publicly made, announced or otherwise disclosed before the meetings and our board of directors shall not have sent to shareholders a statement re-affirming the recommendation for the arrangement within ten days (in the case of a take-over bid) or issued a press release within ten days disclosing that our board of directors reaffirms its recommendation of the arrangement (in the case of an Acquisition Proposal that is not a take-over bid);

  •
  by us in order to enter into a definitive agreement with respect to a Superior Proposal, provided we are not in breach of our non-solicitation covenants in any material respect and we pay the fee described under "— Termination Payment and Expense Reimbursement" below;

  •
  by either us or Holdings if shareholders do not approve the Arrangement Resolution and the Continuance Resolution at the meeting by the requisite vote; or

  •
  by Holdings if the conditions described in the first two bullets above under "— Additional Conditions in Favour of Holdings" are not satisfied.

        If the arrangement is not completed by September 30, 2006, then, unless otherwise agreed in writing by Holdings and us, the arrangement agreement will terminate provided that if the required regulatory approvals have not been obtained by the date that is five business days before September 30, 2006, either Holdings or us may unilaterally extend the termination of the arrangement by an additional 30 days by providing notice in writing to the other party. A business day means any day other than a Saturday, a Sunday and a statutory holiday in Austin, Texas or the Province of Ontario, Canada.

Termination Payment and Expense Reimbursement

        The arrangement agreement specifies that we must pay the termination payment and expense reimbursement if:

  •
  Holdings terminates the arrangement agreement due to a failure of our board of directors to recommend or our board of directors withdrawing, modifying or changing, in a manner adverse to Holdings, its approval or recommendation of the arrangement agreement, the arrangement or the Arrangement Resolution; our board of directors approving or recommending any Acquisition Proposal other than the arrangement; us breaching our non-solicitation covenants in any material respect; or our board of directors failing to re-affirm its recommendation of the arrangement within 10 days of an Acquisition Proposal having been publicly made, announced or otherwise disclosed before the meeting; or

  •
  we terminate the arrangement agreement in order to enter into a definitive agreement with respect to a Superior Proposal.

        Furthermore, in the event that we or Holdings terminates the arrangement agreement:

  •
  because our shareholders do not approve the Continuance Resolution and the Arrangement Resolution at the meeting;

  •
  because any of our representations and warranties become untrue or inaccurate causing the condition to closing relating to the accuracy of our representations and warranties to not be satisfied; or

  •
  because we breach a covenant under the arrangement agreement causing the conditions relating to the satisfaction of our covenants to not be satisfied,

and concurrently with such termination or within 12 months thereof, we become subject to or enter into an agreement with respect to, or submit for approval, an Acquisition Proposal and such Acquisition Proposal is consummated, then we must pay the termination payment and expense reimbursement on consummation of the Acquisition Proposal; provided that for purposes of the termination payment and expense reimbursement only, "Acquisition Proposal" means a proposal or offer with respect to any merger, amalgamation, consolidation, arrangement, business combination, recapitalization, take-over bid, sale of assets representing greater than 25% of our fair market value, a sale of equity of our company or rights or interest therein or thereto representing more than 25% of any class or series of equity securities of our company, or similar transactions involving us or any subsidiary.

Amendment

        The arrangement agreement and plan of arrangement may be modified before or after the meeting, but no later than the Effective Date, by agreement in writing between us and Holdings, and any such amendment may, without further shareholder approvals, subject to applicable laws and any applicable order of the court, without limitation:

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  change the time for performance of any obligations or acts of the parties;

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  waive any inaccuracies or modify any representations and warranties;

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  waive compliance with or modify any covenants or obligations to be performed; and/or

  •
  waive compliance with or modify any conditions to closing.

        Prior to the date of the meeting, Holdings may propose actions or transactions including structures to enable our senior officers to transfer all or a portion of their common shares and/or options to Holdings (or one of its affiliates) in exchange for shares and/or options of Holdings (or such affiliate), on a tax-efficient basis to the extent that the same shall not prejudice our shareholders. We shall take such actions or undertake such transactions and, if necessary, the plan of arrangement shall be modified accordingly.

        In connection with the execution of the arrangement agreement, we made no provision to either grant unaffiliated shareholders access to our corporate files or the corporate files of any other party to the arrangement or to obtain counsel or appraisal services for unaffiliated shareholders at our expense or the expense of any other party to the arrangement.

Guarantee by Austin Ventures

        Austin Ventures is a party to the arrangement agreement solely for the purpose of guaranteeing to us (and not to any shareholder or other third party beneficiary):

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  the performance and discharge (when due) of the payment obligations of Holdings (or any permitted successor or transferee) to deposit or cause to be deposited on or before the Effective Date with the Depositary or us, as applicable, immediately available funds equal to the aggregate cash consideration payable for the common shares under the arrangement; and

  •
  the performance and discharge (when due) of the obligations of Holdings (or any permitted successor or transferee) under the arrangement agreement provided that in no event will Austin Ventures' liability under this guarantee exceed $250,000.

        The right of any person to bring or maintain a claim, action or proceeding in respect of the arrangement agreement against Austin Ventures and the obligations of Austin Ventures under the arrangement agreement will terminate at the Effective Time.

DISSENT RIGHTS OF SHAREHOLDERS

        Registered shareholders have dissent rights as to both the Arrangement Resolution and the Continuance Resolution, as described below.

Dissenting to the Arrangement

        The following is only a summary of the Arrangement Dissent Rights, which are technical and complex. A complete copy of the Arrangement Dissent Rights is attached as Appendix G to this Circular. It is suggested that shareholders who wish to exercise their Arrangement Dissent Rights seek legal advice, as failure to comply strictly with the provisions of the OBCA, as modified by the plan of arrangement and the Interim Order, may result in the loss or unavailability of their Arrangement Dissent Rights.

        A registered shareholder is entitled to dissent under the plan of arrangement and to be paid the fair value of such shareholder's common shares if such shareholder duly objects to the Arrangement Resolution and the arrangement becomes effective. The plan of arrangement and the Interim Order provide for dissent rights that are substantially similar to those provided for under section 185 of the OBCA. The following summary is otherwise qualified in its entirety by the provisions of section 185 of the OBCA, the text of which is set forth as Appendix G to this Circular, as modified by the plan of arrangement and the Interim Order.

        In addition to any other rights our shareholders may have, when the arrangement becomes effective, a Arrangement Dissenting Shareholder who complies with the dissent procedure under section 185 of the OBCA, as modified by the plan of arrangement and the Interim Order, is entitled to be paid by Holdings the fair value of the common shares held by him or her in respect of which he or she dissents, determined as at the close of business on the day before the Arrangement Resolution is adopted.

        In addition to the plan of arrangement and the Interim Order, the rights provided to Arrangement Dissenting Shareholders by section 185 of the OBCA are set forth in Appendix G to this Circular. Shareholders who wish to dissent are referred to such Appendix. A shareholder may only exercise his or her

Arrangement Dissent Rights in respect of shares which are registered in that shareholder's name. Failure to comply strictly with the provisions of the plan of arrangement, the Interim Order and the OBCA may result in the loss or unavailability of the shareholder's Arrangement Dissent Rights.

        Section 185 of the OBCA provides that our shareholders may only make such a claim with respect to all the common shares held by him or her on behalf of any one beneficial owner and registered in the shareholder's name. One consequence of this provision is that a shareholder may only exercise their Arrangement Dissent Rights in respect of shares which are registered in that shareholder's name. In many cases, shares beneficially owned by a Non-Registered Holder are registered either:

  •
  in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares (such as banks, trust companies, securities dealers and brokers, trustees or administrators of self-administered registered retirement savings plans, registered retirement income funds, registered education savings plans and similar plans, and their nominees); or

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  in the name of a clearing agency such as the Canadian Depository for Securities, or CDS of which the intermediary is a participant.

        Accordingly, a Non-Registered Holder will not be entitled to exercise its Arrangement Dissent Rights directly (unless the shares are re-registered in the Non-Registered Holder's name). A Non-Registered Holder who wishes to exercise its Arrangement Dissent Rights should immediately contact the intermediary who the Non-Registered Holder deals with in respect of the shares and either:

  •
  instruct the intermediary to exercise their Arrangement Dissent Rights on the Non-Registered Holder's behalf (which, if the shares are registered in the name of CDS or other clearing agency, would require that the shares first be re-registered in the name of the intermediary); or

  •
  instruct the intermediary to re-register the shares in the name of the Non-Registered Holder in which case the Non-Registered Holder would have to exercise its Arrangement Dissent Rights directly.

        A registered shareholder who wishes to invoke the provisions of section 185 of the OBCA must send a written objection to the Arrangement Resolution to our Chief Financial Officer and Senior Vice-President, Corporate Services at 20 York Mills Rd., Suite 201, Toronto, Ontario, Canada M2P 2C2, or an Arrangement Notice of Dissent, not later than 5:00 p.m. (Pacific Daylight Time) on the last business day preceding the meeting. The sending of an Arrangement Notice of Dissent does not deprive a registered shareholder of his right to vote on the Arrangement Resolution but a vote either in person or by proxy against the Arrangement Resolution does not constitute an Arrangement Notice of Dissent. A vote in favour of the Arrangement Resolution will deprive the registered shareholder of further rights under section 185 of the OBCA.

        Within 10 days after the adoption of the Arrangement Resolution by our shareholders, we are required to notify in writing each Arrangement Dissenting Shareholder who has filed an Arrangement Notice of Dissent and has not voted for the Arrangement Resolution or withdrawn his or her objection to the adoption of the Arrangement Resolution. The Arrangement Dissenting Shareholder shall, within 20 days after he or she receives notice of adoption of the Arrangement Resolution or, if he or she does not receive such notice, within 20 days after he or she learns that the Arrangement Resolution has been adopted, send us a written notice demanding payment of the fair value of his or her common shares in compliance with the Arrangement Dissent Procedures, or an Arrangement Demand for Payment, containing his or her name and address, the number and class of shares in respect of which he or she dissents, and a demand for payment of the fair value of the common shares. Within 30 days after sending the Arrangement Demand for Payment, the Arrangement Dissenting Shareholder shall send the certificates representing the shares in respect of which he or she dissents to us or Computershare Investor Services Inc., the Registrar and Transfer Agent. We or the Registrar and Transfer Agent will endorse on the share certificates notice that the holder is an Arrangement Dissenting Shareholder under section 185 of the OBCA and will promptly return the share certificates to the Arrangement Dissenting Shareholder. If the Arrangement Dissenting Shareholder fails to send the Arrangement Notice of Dissent, the Arrangement Demand for Payment or his or her share certificates, he or she has no right to make a claim under section 185 of the OBCA.

        After sending an Arrangement Demand for Payment, the Arrangement Dissenting Shareholder ceases to have any rights as a holder of the common shares in respect of which he or she has dissented other than the right to be paid the fair value of such shares as determined under section 185 of the OBCA, unless:

  •
  the Arrangement Dissenting Shareholder withdraws his Arrangement Demand for Payment before we make a written offer to pay for his or her common shares in an amount considered by our board of directors to be the fair value of the shares, or an Arrangement Offer to Pay;

  •
  we fail to make a timely Arrangement Offer to Pay to the Arrangement Dissenting Shareholder and the Arrangement Dissenting Shareholder withdraws his Arrangement Demand for Payment; or

  •
  our board of directors revoke the Arrangement Resolution;

in all of which cases the Arrangement Dissenting Shareholder's rights as a shareholder are reinstated.

        Not later than seven days after the later of the effective date of the arrangement and the day we receive the Arrangement Demand for Payment, we shall send, to each Arrangement Dissenting Shareholder who has sent an Arrangement Demand for Payment, an Arrangement Offer to Pay for the common shares of the Arrangement Dissenting Shareholder in respect of which he or she has dissented in an amount considered by our directors to be the fair value thereof, accompanied by a statement showing how the fair value was determined. Every Arrangement Offer to Pay made to Arrangement Dissenting Shareholders for the common shares shall be on the same terms. The amount specified in an Arrangement Offer to Pay which has been accepted by the Arrangement Dissenting Shareholder shall be paid by Holdings within 10 days of the acceptance, but an Arrangement Offer to Pay lapses if we have not received an acceptance of the Arrangement Offer to Pay within 30 days after the Arrangement Offer to Pay has been made.

        If an Arrangement Offer to Pay is not made by us or if the Dissenting Shareholder fails to accept an Arrangement Offer to Pay, we may, within 50 days after the effective date of the arrangement or within such further period as the court may allow, apply to the court to fix a fair value for the common shares of any Arrangement Dissenting Shareholder. If we fail to so apply to the court, the Arrangement Dissenting Shareholder may apply to the court for the same purpose within a further period of 20 days or within such further period as the court may allow. The Arrangement Dissenting Shareholder is not required to give security for costs in any application to the court.

        Before making application to the court or not later than seven days after receiving notice of an application to the court by the Arrangement Dissenting Shareholder, we will give to each Arrangement Dissenting Shareholder who has sent to us an Arrangement Demand for Payment and has not accepted an Arrangement Offer to Pay, notice of the date, place and consequences of the application and of his or her right to appear and be heard in person or by counsel. A similar notice will be given to each Arrangement Dissenting Shareholder who, after the date of the first mentioned notice and before termination of the proceedings commenced by the application, sends us an Arrangement Demand for Payment and does not accept an Arrangement Offer to Pay, such notice to be sent within three days thereafter. All such Arrangement Dissenting Shareholders shall be joined as parties to any such application to the court to fix a fair value and shall be bound by the decision rendered by the court in the proceedings commenced by such application. The court is authorized to determine whether any other person is the Arrangement Dissenting Shareholder who should be joined as a party to such application.

        The court will fix a fair value for the shares of all Arrangement Dissenting Shareholders and may in its discretion allow a reasonable rate of interest on the amount payable to each Arrangement Dissenting Shareholder from the effective date of the arrangement until the date of payment of the amount ordered by the court. The final order of the court in the proceedings commenced by an application by us or the Arrangement Dissenting Shareholder will be rendered against us and in favour of each Arrangement Dissenting Shareholder who, whether before or after the date of the order, sends us an Arrangement Demand for Payment and does not accept an Arrangement Offer to Pay. The cost of any application to a court by us or the Arrangement Dissenting Shareholder will be in the discretion of the court. Where, however, we fail to make an Arrangement Offer to Pay, the costs of the application by the Arrangement Dissenting Shareholder are to be borne by us unless the court otherwise orders.

Dissenting to the Continuance

        The following is only a summary of the Continuance Dissent Rights, which are technical and complex. A complete copy of the Continuance Dissent Rights is attached as Appendix G to this Circular. It is suggested that shareholders who wish to exercise their Continuance Dissent Rights seek legal advice, as failure to comply strictly with the provisions of the CBCA may result in the loss or unavailability of their Continuance Dissent Rights.

        Section 190 of the CBCA provides registered shareholders of a corporation with the right to dissent from certain resolutions that effect extraordinary corporate transactions or fundamental corporate changes, including the continuance of a corporation under the laws of another jurisdiction. Any registered shareholder who dissents from the Continuance Resolution in compliance with section 190 of the CBCA will be entitled, in the event the continuance is completed, to be paid the fair value of the common shares held by such Continuance Dissenting Shareholder determined as of the close of business on the last Business Day before the Continuance Resolution is adopted.

        Under the provisions of section 190 of the CBCA, our registered shareholders are entitled to send to us a written objection to the Continuance Resolution. In addition to any other rights our shareholders may have, when the continuance becomes effective, a Continuance Dissenting Shareholder who complies with the dissent procedure under section 190 of the CBCA, as described herein, is entitled to be paid the fair value of the common shares held by him or her in respect of which he or she dissents, determined as at the close of business on the day before the Continuance Resolution is adopted.

        The rights provided to Continuance Dissenting Shareholders by section 190 of the CBCA are set forth in Appendix G to this Circular. Shareholders who wish to dissent are referred to Appendix G. A shareholder may only exercise its Continuance Dissent Rights under section 190 of the CBCA in respect of shares which are registered in that shareholder's name. Failure to comply strictly with the provisions of the CBCA may result in the loss or unavailability of the shareholder's Continuance Dissent Rights.

        Section 190 of the CBCA provides our shareholders may only make a claim under that section with respect to all the common shares held by him or her on behalf of any one beneficial owner and registered in the shareholder's name. One consequence of this provision is that a shareholder may only exercise their Continuance Dissent Rights in respect of shares which are registered in that shareholder's name. In many cases, shares beneficially owned by a Non-Registered Holder are registered either:

  •
  in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares (such as banks, trust companies, securities dealers and brokers, trustees or administrators of self-administered registered retirement savings plans, registered retirement investment funds, registered education savings plans and similar plans, and their nominees); or

  •
  in the name of a clearing agency such as CDS, of which the intermediary is a participant.

        Accordingly, a Non-Registered Holder will not be entitled to exercise its Continuance Dissent Rights directly (unless the shares are re-registered in the Non-Registered Holder's name). A Non-Registered Holder who wishes to exercise Continuance Dissent Rights should immediately contact the intermediary who the Non-Registered Holder deals with in respect of the shares and either:

  •
  instruct the intermediary to exercise Continuance Dissent Rights on the Non-Registered Holder's behalf (which, if the shares are registered in the name of CDS or other clearing agency, would require that the shares first be re-registered in the name of the intermediary); or

  •
  instruct the intermediary to re-register the shares in the name of the Non-Registered Holder, in which case the Non-Registered Holder would have to exercise Continuance Dissent Rights directly.

        A registered shareholder who wishes to invoke the provisions of section 190 of the CBCA must send a written objection to the Continuance Resolution to our Chief Financial Officer and Senior Vice-President, Corporate Services at 20 York Mills Rd., Suite 201, Toronto, Ontario, Canada M2P 2C2, or a Continuance Notice of Dissent, at or before the time fixed for the meeting at which the Continuance Resolution is to be voted on. The sending of a Continuance Notice of Dissent does not deprive a registered shareholder of his or her right to vote on the Continuance Resolution but a vote either in person or by proxy against the Continuance Resolution does not constitute a Continuance Notice of Dissent. A vote in favour of the Continuance Resolution will deprive the registered shareholder of further rights under section 190 of the CBCA.

        Within 10 days after the adoption of the Continuance Resolution by our shareholders, we are required to notify in writing each Continuance Dissenting Shareholder who has filed a Continuance Notice of Dissent and has not voted for the Continuance Resolution or withdrawn his or her objection to the adoption of the Continuance Resolution. A Continuance Dissenting Shareholder shall, within 20 days after he or she receives notice of adoption of the Continuance Resolution or, if he or she does not receive such notice, within 20 days after he or she learns that the Continuance Resolution has been adopted, send us a written notice demanding payment of the fair value of his or her common shares in compliance with the Continuance Dissent Procedures, or a Continuance Demand for Payment, containing his or her name and address, the number and class of shares in respect of which he or she dissents, and a demand for payment of the fair value of such shares. Within 30 days after sending the Continuance Demand for Payment, the Continuance Dissenting Shareholder shall send the certificates representing the shares in respect of which he or she dissents to us or the Registrar and Transfer Agent. We or the Registrar and Transfer Agent shall endorse on the share certificates notice that the holder is a Continuance Dissenting Shareholder under section 190 of the CBCA and will promptly forthwith return the share certificates to the Continuance Dissenting Shareholder. If a Continuance Dissenting Shareholder fails to send his or her share certificates, he or she has no right to make a claim under section 190 of the CBCA.

        After sending a Continuance Demand for Payment, a Continuance Dissenting Shareholder ceases to have any rights as a holder of the common shares in respect of which he or she has dissented other than the right to be paid the fair value of the common shares as determined under section 190 of the CBCA, unless:

  •
  the Continuance Dissenting Shareholder withdraws his or her Continuance Demand for Payment before we make a written offer to each Continuance Dissenting Shareholder who has sent a Continuance Demand for Payment to pay for his or her common shares in an amount considered by the board of directors to be the fair value of the shares, or a Continuance Offer to Pay;

  •
  we fail to make a timely Continuance Offer to Pay to the Continuance Dissenting Shareholder and the Continuance Dissenting Shareholder withdraws his Demand for Payment; or

  •
  our directors revoke the Continuance Resolution;

in all of which cases the Continuance Dissenting Shareholder's rights as a shareholder are reinstated.

        Not later than seven days after the later of the effective date of the continuance and the day we receive the Continuance Demand for Payment, we will send, to each Continuance Dissenting Shareholder who has sent a Continuance Demand for Payment, a Continuance Offer to Pay for the shares of the Continuance Dissenting Shareholder in respect of which he or she has dissented in an amount considered by our directors to be the fair value of the common shares, accompanied by a statement showing how the fair value was determined. Every Continuance Offer to Pay made to Continuance Dissenting Shareholders for the common shares shall be on the same terms. The amount specified in a Continuance Offer to Pay which has been accepted by a Continuance Dissenting Shareholder will be paid by us within 10 days of the acceptance, but a Continuance Offer to Pay lapses if we have not received an acceptance within 30 days after the Continuance Offer to Pay has been made.

        If a Continuance Offer to Pay is not made by us or if a Continuance Dissenting Shareholder fails to accept a Continuance Offer to Pay, we may, within 50 days after the effective date of the continuance or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any Continuance Dissenting Shareholder. If we fail to so apply to the court, a Continuance Dissenting Shareholder may apply to the court for the same purpose within a further period of 20 days or within such further period as the court may allow. A Continuance Dissenting Shareholder is not required to give security for costs in any application to the court.

        On making an application to the court, we will give to each Continuance Dissenting Shareholder who has sent to us a Continuance Demand for Payment and has not accepted a Continuance Offer to Pay, notice of the date, place and consequences of the application and of his or her right to appear and be heard in person or by counsel. All Continuance Dissenting Shareholders whose shares have not been purchased by us will be joined as parties to any such application to the court to fix a fair value and will be bound by the decision rendered by the court in the proceedings commenced by such application. The court is authorized to determine whether any other person is a Continuance Dissenting Shareholder who should be joined as a party to such application.

        The court will fix a fair value for the shares of all Continuance Dissenting Shareholders and may in its discretion allow a reasonable rate of interest on the amount payable to each Continuance Dissenting Shareholder from the effective date of the continuance until the date of payment of the amount ordered by the court. The final order of the court in the proceedings commenced by an application by us or a Continuance Dissenting Shareholder will be rendered against us and in favour of each Continuance Dissenting Shareholder. The cost of any application to a court by us or a Continuance Dissenting Shareholder will be in the discretion of the court.

THE CONTINUANCE

        Shareholders will be asked at the meeting to consider and, if determined advisable, to pass, the Continuance Resolution, the text of which is set out in Appendix B to this Circular, authorizing the continuance of our company from the CBCA to the OBCA, subject to regulatory approval. This means that we will continue our corporate existence governed by the laws of the OBCA rather than the CBCA. The continuance will not affect our share capital in any way.

        If the Continuance Resolution is approved at the meeting, subject to the discretion of our board of directors to decide otherwise, we will obtain a letter of satisfaction from the director under the CBCA pursuant to section 188(1) of the CBCA that states that the director is satisfied that continuance will not materially adversely affect our creditors or our shareholders. Upon receipt of the letter of satisfaction, we will file articles of continuance with the director under the OBCA pursuant to section 180(1) of the OBCA. Following the filing of the articles of continuance we will file notice with the director under the CBCA that that we have been continued under the laws of the OBCA and will expect to receive articles of discontinuance in due course. Upon receipt of the articles of continuance, the continuance will be effective pursuant to section 180(4) of the OBCA.

        Despite the approval of the Continuance Resolution by the shareholders, our board of directors may, without further approval of the shareholders, abandon the application for continuance at any time prior to the issue of a certificate of continuance by the director under the OBCA.

Reason for the Continuance

        The principal reason for continuing under the OBCA is to ensure that we are able to satisfy the statutory requirements necessary to effect the arrangement. The CBCA permits a corporation to apply to court for an order approving an arrangement only if the corporation satisfies a statutory solvency test. The applicable statutory solvency test in section 192(2) of the CBCA provides that a corporation is insolvent:

  •
  where it is unable to pay its liabilities as they become due; or

  •
  where the realizable value of the assets of the corporation are less than the aggregate of its liabilities and stated share capital.

        We believe we are able to pay our liabilities as they become due, however, the realizable value of our assets is less than the aggregate of our liabilities and stated share capital and therefore we do not satisfy the statutory solvency test in the CBCA.

        The OBCA does not require that a corporation satisfy a statutory solvency test to apply to a court for an order approving an arrangement. If the Continuance Resolution is approved and we are continued from the CBCA to the OBCA, we will be able to proceed with the application to the Court in furtherance of the arrangement. If the Continuance Resolution is not approved, we will not proceed with the arrangement as currently proposed.

Summary Comparison of Shareholder Rights

        The OBCA provides shareholders substantially the same rights as are available to shareholders under the CBCA, including rights of dissent and appraisal, and rights to bring derivative actions and oppression actions. However, there are certain differences between the two statutes and the regulations made thereunder. The following is a summary of certain differences between the CBCA and the OBCA which we consider to be material to shareholders. This summary is not an exhaustive review of the two statutes. Reference should be made to the full text of both statutes and the regulations thereunder for particulars of any differences between them, and shareholders should consult their legal or other professional advisors with regard to the implications of the continuance which may be of importance to them.

  •
  Director Residency Requirements.  Under the CBCA, at least 25% percent of a company's directors must be resident Canadians. Under the OBCA, a majority of a company's directors must be resident Canadians, and a majority of the members of any committee of directors, must be resident Canadians. In order to comply with the OBCA residency requirements Messrs. Aragona, Scott and Sims intend to tender their resignations to us immediately prior to the effective date of the continuance. Following the continuance, Messrs. Aragona, Scott and Sims will be appointed to the board of directors of Holdings.

  •
  Place of Shareholders' Meetings.  Under the CBCA, a shareholders' meeting may be held at any place in Canada, or at a place outside Canada if such place is specified in the articles of the company. Under the OBCA, a shareholders' meeting may be held at such place in or outside Ontario (including outside Canada) as the directors may determine.

  •
  Solicitation of Proxies.  Under the CBCA, proxies may be solicited other than by or on behalf of management of the company without the sending of a dissident's proxy circular if

  •
  proxies are solicited from 15 or fewer shareholders, or

  •
  if the solicitation is conveyed by public broadcast, speech or publication containing certain of the information that would be required to be included in a dissident's proxy circular.

    Furthermore, under the CBCA, the definition of "solicit" and "solicitation" specifically excludes

  •
  certain public announcements by a shareholder of how he or she intends to vote and the reasons for that decision,

  •
  communications for the purpose of obtaining the number of shares required for a shareholder proposal, and certain other communications made other than by or on behalf of management of the company, including communications by one or more shareholder concerning the business and affairs of the company or the organization of a dissident's proxy solicitation where no form of proxy is sent by or on behalf of such shareholders, by financial and other advisers in the ordinary course of business to shareholders who are their clients, or by any person who does not seek directly or indirectly the power to act as proxy for a shareholder.

        Under the OBCA, a person who solicits proxies, other than by or on behalf of management of the company, must send a dissident's proxy circular in prescribed form to each shareholder whose proxy is solicited and certain other recipients.

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  Record Date for Shareholders' Meetings.  Under the CBCA, shareholders are entitled to vote only shares held by them on the record date or the deemed record date, as the case may be. Transferees of shares after the record date or the deemed record date, as the case may be, are not entitled to vote the transferred shares at the meeting. Under the OBCA, where a company fixes a record date for the determination of shareholders entitled to vote at a shareholders' meeting and a shareholder transfers shares after the record date, the transferee of such shares is entitled to vote such shares at the meeting if the transferee establishes that he or she owns the shares and demands, not later than 10 days before the meeting, that his or her name be included in the list of shareholders entitled to vote at the meeting. If no record date is fixed and a list of shareholders entitled to vote at the meeting is prepared as of the date, or the deemed record date, preceding the date on which notice of the meeting is given, a transferee of shares after the deemed record date is entitled to vote such shares under similar circumstances.

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  Notice of Shareholders' Meetings.  Under the CBCA, notice of a meeting of shareholders must be provided not less than 21 days and not more than 60 days before the meeting. Under the OBCA, a public company must give notice of a meeting of shareholders not less than 21 days and not more than 50 days before the meeting. However, public companies incorporated under either statute are currently subject to the requirements of National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer, of the Canadian Securities Administrators which provides for minimum notice periods of greater than the minimum 21 day period in either statute.

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  Telephone or Electronic Meetings.  Under the CBCA, a meeting of shareholders may be held by telephonic or electronic means (and shareholders may participate in and vote at the meeting by such means) only if permitted by the by-laws of the company. If a company provides shareholders with a telephonic, electronic or other means of communication that permits all participants to communicate adequately with each other during the meeting, then any person entitled to attend the meeting may participate by such means. Under the OBCA, a company's articles or by-laws need not expressly permit the holding of meetings of shareholders by telephonic or electronic means in order to do so.

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  Shareholder Proposals.  Under the CBCA, shareholder proposals may be submitted by both registered and beneficial shareholders, provided that:

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  the shareholder must have owned, directly or beneficially, for at least six months prior to the submission of the proposal, voting shares at least equal to 1% of the total number of outstanding voting shares of the company or whose fair market value is at least C$2,000; or

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  the proposal must have the support of persons who in the aggregate have owned, directly or beneficially, such number of voting shares for such period.

    Under the OBCA, only registered shareholders may submit shareholder proposals relating to matters which the shareholder wishes to raise at a shareholders' meeting.

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  Registered Office.  Under the CBCA, a company's registered office may be at any place in Canada and may be relocated within a province by resolution of the directors. Under the OBCA, a company's registered office must be in Ontario and may be relocated to a different municipality only with shareholder approval.

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  Setting Size of Board.  Under the CBCA, the directors may set the size of the board of directors without a shareholders' resolution. Under the OBCA, the directors of a company may only set the size of the board (within the minimum and maximum specified in the articles) if empowered to do so by a special resolution of the shareholders.

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  Access to Information.  Shareholders under both the CBCA and OBCA have a right of access to the minutes of meetings at which directors make mandatory disclosure of material interests in transactions and contracts that involve the company.

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  Quorum of Directors' Meetings.  Both the CBCA and OBCA state that quorum of directors meetings consists of a majority of directors or the minimum number of directors required by the articles, although the OBCA also stipulates that in no case may quorum be less than 2/5 of the directors or the minimum number of directors. Further, the CBCA requires that 25% of the directors present (or at least one if less than four directors are appointed) be resident Canadians while the OBCA requires that a majority of the directors present be resident Canadians.

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  Financial Assistance.  The OBCA requires disclosure of financial assistance given by a company in connection within the purchase of shares of the company or its affiliates, or to shareholders, beneficial shareholders, directors, officers or employees of the company and its affiliates or associates. The CBCA has no such requirement.

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  Corporate Records.  The CBCA permits corporate and accounting records to be kept outside of Canada, although there are still requirements to keep records and books of account within Canada under the Tax Act and other statues administered by the Minister of National Revenue (such as the

    Excise Tax Act). Companies are also required to provide access to their records at a location in Canada, by computer terminal or other technology. The OBCA and related Ontario statues require records to be kept in Ontario.

Votes Required at the Meeting Relating to the Continuance

        The Continuance Resolution must be approved by at least 66 2/3% of the votes cast at the meeting by shareholders entitled to vote at the meeting (present in person or represented by proxy). The board of directors has determined that the proposed continuance is in the best interests of our company and our shareholders. The board of directors (with Messrs. Aragona, Scott and Sims abstaining) unanimously recommends that shareholders vote FOR the Continuance Resolution. In the absence of contrary instructions, the persons named in the accompanying form of proxy intend to vote any common shares represented by such proxy FOR the Continuance Resolution.

TERMINATION OF RIGHTS PLAN

        Under the terms of the shareholder rights plan agreement dated February 10, 2003 between us and Computershare Trust Company of Canada, the rights agent, or the Rights Plan, its continued existence must be confirmed by our "Independent Shareholders" (as defined in the Rights Plan) at each annual meeting of our company. Our shareholders approved the Rights Plan on April 24, 2003 and approved the renewal of the Rights Plan on April 29, 2004 and again on April 28, 2005. The Rights Plan will terminate in accordance with its terms at the end of the meeting as its continuance is not being submitted for approval by our shareholders.

        The Rights Plan has been filed with the SEC as an exhibit to our Form 8-K filed on February 24, 2003 and is available to shareholders at the SEC's website at www.sec.gov.

ADJOURNMENT OF MEETING

        The meeting, whether or not a quorum is present or has been established, may be adjourned by the vote of a majority of shareholders entitled to vote who are present, in person or by proxy, if the requisite securityholder vote approving the Arrangement Resolution or the requisite shareholder vote approving the Continuance Resolution has not been received or any of the other conditions contained in the plan of arrangement or arrangement agreement necessary to complete the arrangement have not been satisfied at the time of the meeting. In such circumstances, shareholders may be asked to vote on a proposal to adjourn the meeting, if necessary, to solicit additional proxies in favour of the Arrangement Resolution or to satisfy the conditions contained in the plan of arrangement or the arrangement agreement to complete the arrangement, or the Continuance Resolution. Although it is not currently anticipated, the most likely reason for an adjournment would be to solicit additional votes to adopt the Arrangement Resolution or the Continuance Resolution. Our board of directors (with Messrs. Aragona, Scott and Sims abstaining) recommends that you vote FOR the approval of any such adjournment of the meeting, if necessary.

INFORMATION CONCERNING THE AUSTIN VENTURES PARTIES

        Holdings is a Delaware corporation formed and wholly-owned by Austin Ventures on April 3, 2006 under the General Corporation Laws of the State of Delaware. It was organized solely for the purpose of entering into the arrangement agreement and consummating the arrangement. Holdings has not carried on any activities to date other than activities incident to its formation and in connection with the arrangement.

        Each of Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P. and Austin Ventures VIII, L.P. is a Delaware limited partnership. Austin Ventures provides startup and growth capital to emerging companies and has been doing so for over twenty years. Austin Ventures partners with talented entrepreneurs and operating executives to build valuable businesses in a variety of technology and service industries. Austin Ventures invests nationally but maintains a particular focus on Texas and the Southwest U.S., where Austin Ventures is the region's most active investor. Austin Ventures' team of investment professionals works with companies at every stage of the funding lifecycle, from initial seed investments, through startup and growth capital, to buyouts and recapitalizations. Austin Ventures brings a long-term investment perspective, broad experience in building high-growth companies, and access to an substantial network of entrepreneurs and executives.

        AV Partners VIII, L.P. is the general partner of Austin Ventures VIII, L.P. The general partners of AV Partners VIII, L.P. are Joseph C. Aragona, Kenneth P. DeAngelis, Edward E. Olkkola, Christopher A. Pacitti, John D. Thornton and Blaine F. Wesner.

        AV Partners VI, L.P. is the general partner of Austin Ventures VI, L.P. and Austin Ventures VI Affiliates Fund, L.P. The general partners of AV Partners VI, L.P. are Joseph C. Aragona, Kenneth P. DeAngelis, Jeffery C. Garvey, Edward E. Olkkola, John D. Thornton and Blaine F. Wesner.

        Mr. Benjamin L. Scott, one of our directors, is associated with Austin Ventures as a venture partner of the management company of Austin Ventures. Mr Scott serves on our board of directors as a designee of Austin Ventures. Mr. Scott has no personal financial interest in the arrangement.

        The business address of each of the Austin Ventures Parties, other than Benjamin L. Scott, is 300 West Sixth Street, Suite 2300, Austin, Texas 78701, (512) 485-1900. The business address of Benjamin L. Scott is 16009 Fontaine Avenue, Austin, Texas 78734.

INFORMATION CONCERNING THE CORPORATION

General

        We were formed by articles of incorporation under the OBCA on July 28, 1997. Under the Articles of Amalgamation dated July 7, 1999, we amalgamated with 1344495 Ontario Limited, a wholly owned subsidiary, and continued under the name 724 Solutions Inc. Under articles of continuance dated April 25, 2003, we continued under the CBCA. Our principal executive office is located at 1221 State Street, Suite 200, Santa Barbara, California, U.S.A., 93101 and our telephone number at that office is (805) 884-8308. Our registered office is located at 20 York Mills Road, Suite 201, Toronto, Ontario, Canada, M5P 2C2 and our telephone number at that office is (416) 226-2900.

        Our common shares trade on the Pink Sheets Electronic Quotation Service under the symbol "SVNX" and are listed on the TSX under the symbol "SVN". See "— Market for Securities".

        We design, develop, market and support software products for use by mobile network operators worldwide. Mobile network operators are telecommunications companies that provide a range of mobile voice and data communications services to their consumer and business customers. Examples of large mobile network operators include Verizon Wireless, Cingular Wireless, Sprint Nextel, Vodafone and China Mobile.

        We offer software products that enable Internet connectivity to mobile devices such as mobile phones and handheld computing devices. We also offer software that helps to deliver text messaging, multimedia messaging, voice services and transactions to mobile network operators' end user customers using mobile phones and handheld computing devices.

Business

        We introduced our initial products in 1999. Initially, we focused on creating wireless software products that assisted financial services companies in making their traditional services available to their customers wirelessly from mobile phones and other handheld computing devices. In January 2001, we acquired Tantau with a view to expanding our customer base, utilizing Tantau's software products to strengthen our products offered to financial services customers, and to expand our sales to mobile network operators. In 2001, we began offering our mobile alerting software products and our mobile Internet gateway product (software that enables internet connectivity to mobile devices) to mobile network operators. In October 2002, our products and solutions for mobile network operators and other customers were re-branded as the X-treme Mobility Suite (XMS) of products. We no longer offer products developed specifically for financial institutions, although we continue to provide services to a small number of financial services customers and continue to support earlier sales to them.

        During 2002, we concluded that the adoption of wireless technologies by the financial services industry had slowed considerably. At the same time, we judged that the market for mobile data services in the mobile network operator sector was potentially larger and likely to develop sooner. As a consequence, we began a process to restructure the company to focus on business opportunities in the mobile network operator marketplace. During 2004, we completed this process and are now focused on selling our software products to mobile network operators.

        We continue to develop and expand our XMS of products for mobile network operators to assist them in growing their next-generation data services.

        Our website is www.724.com. Information appearing on our website shall not be deemed to be part of this Circular.

Acquisitions

        We have completed four acquisitions:

        Yrless.    In March 2000, we acquired Internet messaging gateway developer YRLess Internet Corporation of Oakville, Ontario. YRLess developed the YMG-2000, a scaleable, platform-independent carrier-grade short messaging service gateway for mobile data carriers.

        Ezlogin.    In June 2000, we completed our acquisition of Ezlogin, a provider of Internet software tools for user directed personalization.

        Spyonit.    In September 2000, we completed our acquisition of Chicago-based Spyonit, a provider of intelligent alerting software.

        Tantau.    In January 2001, we completed our acquisition of Austin-based Tantau, a developer and designer of software and related services that enable enterprises to conduct high-volume, secure, m-commerce transactions. As part of the transaction, we issued to Tantau's equity holders 1.9 million shares, and outstanding options to purchase shares of Tantau were converted into options to purchase an aggregate of 180,000 of our shares (all adjusted for the 10 for 1 reverse split undertaken in April 2003). After the completion of the transaction, our shareholders owned approximately 68% of the combined company and Tantau's shareholders owned approximately 32% of the combined company, on a fully diluted basis.

        The purpose of the acquisition was to create a global provider of mobile data software primarily for the global mobile data services marketplace. The combined company was intended to have an expanded geographic presence and set of customers, strong infrastructure and application technology, an experienced management team, and a greater ability to address a broader market, including the mobile network operator market. Our X-treme Mobility Gateway, or XMG product and several of our other products that we sell to mobile network operators incorporate technology that we acquired through our purchase of Tantau. Following the completion of the Tantau transaction, John J. Sims, Tantau's president and chief executive officer, assumed the role of chief executive officer of our company.

Industry Overview

        Our principal focus is to design, develop, acquire, market and support software products for the mobile telecommunications marketplace. In this market, we work with mobile network operators and other industry participants to deliver a wide variety of data services.

        Over the course of the past several years mobile network operators have developed a mobile data business that is built around a series of discrete data services that now collectively generate a meaningful percentage of their overall revenues. These data services include games, polyphonic ring tones, color content and graphics, animation, short messaging services (SMS) and multi-media messaging services (MMS). Also, mobile network operators are introducing services based on location technologies, e-mail services and application to peer services such as a multimedia message showing the winning goal in a sporting event. Our software assists mobile network operators in delivering these services.

        Mobile network operators, equipment manufacturers and infrastructure and application software providers are responding to the growing demand for wireless access to Internet-related and other mobile data services in a variety of ways. For example, mobile network operators continue to roll out next generation networks, which are required for the delivery of advanced mobile data services and improved user experience with existing services. Our software products address important aspects of these next generation networks. Mobile phone and other mobile equipment manufacturers are also increasingly making mobile data functionality a key feature of their product offerings. For example, mobile device manufacturers are increasingly offering higher quality and feature-rich mobile devices. We expect that the continued implementation of next generation networks and the continued development of mobile devices will contribute to a further increase in the use of data services and a greater reliance on software like ours to support those services.

Business Strategy

The Market Opportunity

        As mobile network operators deploy their next-generation data networks, they face many challenges. We believe that next-generation data networks need to allow mobile network operators to make use of best-of-breed components that enable a wide variety of new revenue generating opportunities. It is also important that mobile network operators deploy a reliable data network that can seamlessly support the dramatic growth of next-generation services, without creating economic barriers or compromising their return on investment. We have designed our XMS of products to provide mobile network operators with compelling solutions to these challenges.

Our Strategy

        In order to address these market opportunities, our strategy is to:

        Provide an Open, Flexible Technology Architecture.    Our product architecture is open and generally designed to enable customers to expand the functionality of their next-generation networks, and to be compatible with existing systems. In this regard, our architecture allows customers to add new applications, modes of interaction and devices as their needs evolve. We expect to continue broadening the range of capabilities available to our customers.

        Offer Solutions That Assist Our Customers in Growing Their Mobile Data Revenues.    We are focused on developing and delivering differentiated solutions for our mobile network operator customers. These solutions are designed to assist our customers in increasing the average revenue per user that they derive from mobile data services. Our approach is to take advantage of our understanding of the competitive dynamics within our target markets and the needs of our individual customers, and then to combine and apply our core software products and support services to deliver mobile data services.

        Leverage Strategic Partnerships.    We have established and continue to develop strategic relationships with distribution partners and providers of complementary products and services to extend our market reach in order to enhance our solutions and improve our cost structure.

        Improve Operating Efficiency.    We maintain a conservative approach to the management of costs and have implemented a series of initiatives over the past four years to improve our cost structure. We will continue to look for ways to reduce our operating costs and deliver our products efficiently.

        Retain Our Key Employees.    As a software company, we are aware of the importance of our key personnel to our success. To ensure that employees are motivated to remain with us and to continue contributing their expertise and experience, we strive to create a desirable work environment, to provide challenging work assignments and to offer competitive compensation programs.

Customer Benefits

        We believe that our products enable customers to maintain and deepen consumer relationships and accelerate the adoption of mobile data services and derive new revenue streams. Our products can be rapidly implemented, integrate easily with existing systems, are scalable and provide a robust platform for future growth. Key benefits of our products include:

        Achieve Levels of Reliability on Par with Voice Networks.    Our core technology is capable of being deployed on a robust and geographically distributed basis, allowing our customers to achieve levels of availability equivalent to those derived from voice networks.

        Rapidly Introduce New and Innovative Premium Content.    Our products are designed to allow mobile network operators to rapidly set up providers of premium mobile data content and to manage the complex business rules associated with those services.

        Ease of Integration and Open Standards.    Our products link to our customers' existing systems, enabling them to reduce their initial investment, and to extend the productivity and functionality of their existing infrastructure to offer new services.

        Improve Scalability and Flexibility.    Our products are designed to scale linearly to accommodate the growth of our customers' mobile data services, allowing our customers to synchronize the growth of their infrastructure investments with the growth in their mobile data revenues.

Our Products

        We design, develop, market, acquire and support software products designed for deployment on large-scale mobile data networks. Our XMS of products currently consists of our XMG, X-treme MMS Accelerator (XMA), X-treme Service Activity Manager (XSAM), X-treme Alerts Platform (XAP) and Multimedia Application Gateway (AGW) products, each of which is described in more detail below. These products are all designed for use in mobile data networks, but each performs unique functions and may be used and purchased separately by our customers. These products were developed to be reliable, scalable and fault tolerant and have the following features:

        Open Architecture.    Our products support widely used communications standards, protocols and programming languages such as wireless application protocol WAP, MMS, SMS and Java technologies.

        Flexible Framework.    Our products feature adaptive architecture that allows modular enhancements such as new protocols, well-defined customization points and interfaces.

        Scalable.    Our products are designed to be scalable across both processors and machines.

        High Performance.    Our products are designed to allow fast transaction processing in order to permit efficient hardware utilization.

        The software products within XMS enable mobile network operators to implement solutions based upon open standards technologies such as WAP, MMS, SMS, J2ME and others. The applications and services enablers within XMS are specifically designed to assist mobile network operators in implementing innovative business models and bringing highly targeted content to their subscribers. A more detailed description of these products is set out below.

X-treme Mobility Gateway

        The XMG is an open, secure, scalable and fault tolerant software product that is used in a mobile network operator's data network. XMG allows mobile device users to connect to a mobile network operator's data network. During the connection setup, XMG facilitates the user's login to the mobile network operator's network. Once a user is connected, the user can send requests for data services, such as mobile ringtones, from the user's mobile device. These requests are sent from the user's mobile device to XMG, and XMG forwards the request to the data service provider. The data service provider then sends the data as a response to XMG, which forwards it on to the appropriate user device. Sales of our XMG product accounted for approximately 60% of the revenue from our XMS suite in the year ended December 31, 2005.

X-treme MMS Accelerator

        The XMA is an open and standards-based software product used in a mobile network operator's data network. XMA delivers multimedia messages, such as picture messages, from a mobile network operator's network to a user's device. XMA is designed to deliver "bulk" multimedia messages that are time sensitive in a cost-efficient manner. An example is a multimedia message containing a sporting event video clip, which must be delivered to many users' devices very soon after the sporting event is completed.

X-treme Service Activity Manager

        The XSAM is a software product that is used in a mobile network operator's data network. XSAM allows mobile network operators to create reusable common business processes to allow third party content providers to quickly integrate into the mobile network operator's data network, and provide content to mobile users. An example of a business process is "check to see if this prepaid user's account balance is sufficient to buy this ringtone". XSAM allows this process to be defined once by the mobile network operator, and then used by each third party content provider interested in delivering ringtones, or similar data content. XSAM also allows mobile network operators to string many of these business processes together to form a complete data service.

X-treme Service Activity Manager Sentinel Edition

        The XSAM Sentinel Edition is based on the XSAM and enables a mobile network operator to filter content being requested by or pushed to subscribers. The Sentinel Edition complements XSAM with additional content filtering and age verification.

        XSAM Sentinel Edition provides a comprehensive suite of network and application security functions that when combined with a broadly deployed trusted media rating system will protect subscribers from harmful or unwanted content. XSAM Sentinel Edition supports rating and verification based on URL, classification provided in real-time with content, and classification based on service definition attributes.

X-treme Alerts Platform and Applications

        Our XAP is a software product that allows mobile network operators to offer alerting services to mobile device users. XAP provides a mechanism to capture the user's content interests, such as, "I'm interested in seeing my favourite football team's game highlight." XAP scans the content to determine if a user's content interest is matched. If matched, XAP formulates a message in a format specified by the user and then sends it to the mobile operator's delivery infrastructure for delivery to the user's mobile device. In addition, through mobile network operators, we deliver a series of actionable alerting solutions for their own use and for them to offer to their enterprise customers to help them lower operating costs and improve customer relationship management. These actionable alerting solutions include collections management, fraud management and account management notifications. These solutions involve a broad range of notification channels including SMS, MMS, WAP Push, Instant Messaging, email and voice.

Multimedia Application Gateway

        AGW is a software product that provides subscriber functionality to a mobile network operator's multimedia messaging services. AGW has been decoupled from the mobile network operator's multimedia message delivery infrastructure, usually provided by a Multimedia Messaging Service Center (MMSC), so that new multimedia functionality can be added into AGW, allowing mobile network operators to rapidly deploy new multimedia services, without the need to update their messaging infrastructure.

        The current subscriber functionality provided by AGW is Legacy Device support, Email Smart Push and Multimedia Album.

        Legacy Device Support.    As mobile network operators offer multimedia services, such as picture messaging, the subscribers to whom they can offer these services are limited to those subscribers with multimedia capable terminals. With Legacy Device support, subscribers who do not have multimedia capable devices can still participate in multimedia services. These subscribers receive a text message with a link to a website where they can view the multimedia messages sent to them. This expands the addressable subscriber base for multimedia services.

        Email Smart Push (ESP).    ESP allows multimedia subscribers to send multimedia messages to email addresses. This expands the addressable subscriber base for multimedia services.

        Multimedia Album.    The Multimedia Album is a web-based service that allows subscribers to create, edit, store, send and share multimedia messages. Additionally, subscribers can upload multimedia messages from their terminals into their albums, and upload media from their PCs into their albums.

Support Services

        Together with our resellers and distributors, we offer a services suite that includes professional services, training services, support and XAP application hosting.

        Professional Services.    Our professional services team and our system integrators provide our customers with a range of services to allow them to integrate and deploy our technology and bring their various mobile data services and applications to market. Our professional services focus on those areas where our products interface with our customers' internal systems and on those areas where our customers are looking to differentiate their services in the marketplace.

        Training Services.    We provide our customers with product information and hands-on experience in order to help improve productivity and minimize learning time so they can take full advantage of their technology investment.

        Customer Support.    We provide our customers with ongoing technical support as an essential part of the sale and servicing of our products. We offer our customers several options for obtaining this support ranging from standard product support to onsite, dedicated teams supporting an entire solution including hardware, custom code and our products.

        XAP Application Hosting.    We provide a managed XAP, including voice alerts, SMS alerts, Multimedia Message (MMS) alerts, fraud alerts and collection alerts. Our XAP software is hosted in New Jersey with Computer Sciences Corporation, and the voice hardware is housed in Florida with InterVoice.

Customers

General

        We sell our software products to customers throughout the world, primarily directly or indirectly through resellers and systems integrators to mobile network operators. In addition, we provide our customers with support, maintenance, professional services and training services.

        Our agreements with our mobile network operator customers grant them nonexclusive licenses to use our software in connection with providing mobile data services to their subscribers. Similarly, our agreements with resellers and systems integrators grant the resellers and systems integrators nonexclusive licenses to resell our software to mobile network operators in connection with providing mobile data services to their subscribers. The relevant contractual terms, including pricing and payment terms for licenses, are negotiated with each customer. Products are licensed under either a perpetual license model or under a time-based license model. In addition, we typically provide fee-based maintenance and support services to mobile network operators, directly or indirectly through resellers and systems integrators, under which such operators receive error corrections and remote support.

        In the first three months of 2006, we derived approximately 61.4%, 36.9% and 1.7% of our net revenues from customers in the United States, Europe and Asia Pacific, respectively. In 2005, we derived approximately 0%, 49.1%, 43.4% and 7.5% of our revenues from customers in Canada, the United States, Europe and Asia Pacific, respectively. In 2004, we derived approximately 0%, 70.4%, 28.2% and 1.4% of our revenues from customers in Canada, the United States, Europe and Asia Pacific, respectively. See note 4 to our consolidated financial statements for the three months ended March 31, 2006, and note 14 to our consolidated financial statements for the year ended December 31, 2005.

Hewlett-Packard Company

        In January 2002, we entered into a subcontract agreement with Hewlett-Packard Company in connection with a wireless gateway project at Sprint Nextel. Under this agreement, we licensed our XMG product to Hewlett-Packard for re-licensing the software to Sprint Nextel. We also agreed, as subcontractor to Hewlett-Packard, to develop custom software for Sprint and to perform related services in connection with the software. These services included the integration of the software at Sprint Nextel and ongoing consultancy, training and maintenance and support services in connection with the software. All of these services were performed as a subcontractor to Hewlett-Packard, and we received remuneration as follows: license fees for the use of our software by Sprint Nextel, professional services fees for performance of integration, consultancy and training services, and maintenance and support fees with respect to support for the software.

        This subcontract agreement was terminated as of October 31, 2005. We recognized approximately $5.9 million in revenue in the twelve months ended December 31, 2005 related to this subcontract. This represented 32% of our total revenue of $18.3 million. The termination of this subcontract resulted in a decrease in product revenue of approximately $940,000 in the three months ended March 31, 2006, compared to the prior year period. Additionally, the termination of this subcontract resulted in a decrease in services revenue of approximately $813,000 in the three months ended March 31, 2006, compared to the prior year period. Our contract with Sprint Nextel for our XSAM product is unaffected by this termination.

Research and Development

        As of June 26, 2006, our research and development department consisted of 59 employees and full-time equivalents. These employees are responsible for assessing new technologies, scheduling new releases, product architecture, security, performance engineering, product requirements, quality assurance and product support.

Sales and Marketing

        Our sales and marketing activities are primarily directed at mobile network operators. A number of departments within a customer's organization are typically involved in purchase decisions with respect to our products, including senior management, network engineering personnel, and the procurement and marketing departments.

        We maintain sales offices in the United States and the United Kingdom, and we have individual sales representatives in several other countries. Our sales activities are supported by marketing efforts, including marketing communications, product management, market research and strategic alliances. As of June 26, 2006, our sales and marketing group consisted of 15 employees and full-time equivalents. Our sales employees generally receive incentive compensation based on individual sales volume in addition to their base salaries.

        In addition to offering our XMS of products directly to mobile network operators, to expand our distribution capability we supplement our direct sales and marketing efforts by utilizing relationships with resellers such as hardware and other software/solutions providers and independent sales agents and regional systems integrators. These relationships are important to us because, in some cases, these distribution partners have an established local presence in markets in which we do not, are familiar with local trade customs in those markets and may be existing suppliers to end customers in those markets and often are the system integrator in the sale, installation and ongoing support of our software product. Moreover, in some cases, rather than dealing directly with suppliers like us, large mobile network operators prefer to deal with larger and, in some cases, more locally well known companies.

Strategic Relationships

        We have established and continue to develop relationships with mobile network operators, wireless network software and equipment suppliers and content and technology providers throughout the world to facilitate the sale and adoption of our products and services. We anticipate that some of these relationships will lead to formal arrangements in which strategic partners will agree to incorporate, resell and/or implement our solutions. Through strategic relationships, we seek to gain worldwide access and positioning, technological leadership, and an early awareness of emerging mobile technologies. These relationships generally do not give rise to material rights and obligations for us outside of specific agreements with respect to the sale of our products.

Competition

        The market for our products and services is highly competitive and becoming increasingly so. The widespread adoption of open standards may make it easier for new market entrants and existing competitors to introduce products that compete against ours. We believe that we will compete primarily on the basis of the quality, functionality and ease of integration of our products, as well as on the basis of price. Because we are smaller than most of our competitors, we believe that we can be more attentive to the needs of our customers than some of our competitors. As a provider of next-generation IP-based network and data services, we assess potential competitors based primarily on their product functionality and range of services, the security and scalability of their product architecture, their customer base and geographic focus, and their capitalization and other resources.

        Our principal current and potential competitors include:

        Mobile Access Gateway Vendors and Messaging Solution Providers.    Companies in this category include Openwave Systems, LogicaCMG, Comverse, Materna, Nokia and Ericsson. Some of these companies can be both partners and competitors with respect to our software products.

        Alerts Focused Businesses.    Companies that focus in the development and delivery of alerts and message-based technology include: Xiam, First Hop, Materna and Infospace. These companies are competitive with our XAP software product.

        Network Equipment and Device Manufacturers.    Ericsson, Nokia, Motorola and other large wireless technology vendors are both potential competitors and potential partners for our software products.

        Particularly with respect to several of our competitors for the mobile access gateway product and competitors who are equipment and device manufacturers, our competition have longer operating histories, large customer bases, substantial financial, technical, sales, marketing and other resources, and strong brand recognition in each of the above-mentioned categories. These competitors may be able to compete more effectively than us based on price or by bundling other goods and services with their product offering that we cannot. However, we believe that we will compete primarily with these competitors on the basis of the quality, warranty, functionality and ease of integration of our products, as well as on the basis of price.

        In addition, particularly with respect to our alerts products, we face competition from small private companies that may have even lower cost structures and may be able to take more financial risk with respect to customer pricing than we are willing to consider. We believe that we will compete with these competitors on the basis of the quality, warranty, functionality and ease of integration of our products, as well as on the basis of price.

        Our competitors have established, and may establish in the future, strategic relationships among themselves or with third parties to increase their ability to address the needs of our current and prospective customers. Through these relationships or independently, current and potential competitors may be able to adapt more quickly than we can to new or emerging technologies and changes in customer requirements, or to devote greater resources to the promotion and sale of their products to both our existing customers and our potential customers. There can be no assurance that we will be able to compete successfully with existing or new competitors for new customers and for ongoing business from our current customers. Failure by us to adapt to changing market conditions and to compete successfully with established or new competitors may have a material adverse effect on our results of operations and financial condition.

Intellectual Property

        We protect our proprietary technology through a combination of contractual confidentiality provisions, trade secrets, and patent, copyright and trademark laws. We have received registered trademarks in Australia, Canada, the United Kingdom, Mexico, Japan and the European Community. In addition, we have applied for registration of some of our trademarks in the United States.

        We have also applied for patents relating to our mobile commerce technology, the XMS of products and our multi-channel framework technology. We have applied for patent protection in Canada, the

United States, Japan and Europe. To date, we have received twenty-three patents with respect to the technologies relating to our XMS of products. Our performance depends in part on our ability to protect our intellectual property rights in our products, including our ability to enforce our existing patent rights. Our XMG and XMA products are built using the key concepts in our patents of processing multiple tasks simultaneously, as opposed to sequentially, which is a cornerstone of our ability to process information faster than competitive products. Our inability to protect these rights could have a material adverse effect on our results of operations and financial condition. However, we do not believe that our business will be materially affected if we do not receive the patents and trademarks for which we have applied and not yet received.

        There can be no assurance that the confidentiality provisions in our contracts will be adequate to prevent the infringement or misappropriation of our copyrights, pending and issued patents, trademarks and other proprietary rights. There can be no assurance that independent third parties will not develop competing technologies, or reverse engineer our trade secrets, software or other technology. Moreover, the laws of some foreign countries may not protect our proprietary rights to the same extent, as do the laws of Canada and the United States. Therefore, the measures taken by us may not adequately protect our proprietary rights.

        We use certain third-party software that may not be available to us on commercially reasonable terms or prices or at all in the future. Moreover, some of our third-party license agreements are non-exclusive and, therefore, our competitors may have access to some of the same technology.

        To date, no claims have been made that any of our products infringe on the proprietary rights of third parties, but third parties could claim infringement by us with respect to our existing or future products. Any claim of this kind, whether or not it has merit, could result in costly litigation, divert management's attention, cause delays in product installation, or cause us to enter into royalty or licensing agreements on terms that may not be acceptable to us.

Employees

        As of June 26, 2006, we had 110 employees and full-time equivalents worldwide.

Properties

        Our registered office is located in Toronto, Canada and our principal executive office is located in Santa Barbara, California. We also have development and sales offices in Hong Kong, Switzerland and the United Kingdom. We occupy all of our offices under lease agreements with terms from one to five years.

Legal Proceedings

        We have been named in several class actions filed in federal court in the Southern District of New York between approximately June 13, 2001 and June 28, 2001, or IPO Allocation Litigation. The IPO Allocation Litigation was filed on behalf of purported classes of plaintiffs who acquired our common shares during certain periods. These lawsuits have since been consolidated into a single action and an amended complaint was filed on or about April 19, 2002. Similar actions have since been filed against over 300 other issuers that have had initial public offerings since 1998 and all are included in a single coordinated proceeding in the Southern District of New York.

        The amended complaint in the IPO Allocation Litigation names as defendants, in addition to our company, some of our former directors and officers, or Individual Defendants, and certain underwriters of our initial public offering of securities, or Underwriter Defendants. In general, the amended complaint alleges that the Underwriter Defendants: (a) allocated shares of our offering of equity securities to certain of their customers, in exchange for which these customers agreed to pay the Underwriter Defendants extra commissions on transactions in other securities; and (b) allocated shares of our initial public offering to certain of the Underwriter Defendants' customers, in exchange for which the customers agreed to purchase additional common shares in the after-market at certain pre-determined prices. The amended complaint also alleges that we and the Individual Defendants failed to disclose these facts and that we and the Individual

Defendants were aware of, or disregarded, the Underwriter Defendants' conduct. In October 2002, the Individual Defendants were dismissed from the IPO Allocation Litigation without prejudice.

        In July 2003, a committee of our board of directors conditionally approved a proposed partial settlement with the plaintiffs in this matter. The settlement would provide, among other things, a release of our company and of the Individual Defendants for the conduct alleged in the amended complaint. We would agree to undertake other responsibilities under the partial settlement, including agreeing to assign away, not assert, or release certain potential claims that we may have against our underwriters. Any direct financial impact of the proposed settlement is expected to be borne by our insurers.

        In June 2004, an agreement of settlement was submitted to the court for preliminary approval. The court granted the preliminary approval motion on February 15, 2005, subject to certain modifications.

        On August 31, 2005, the court issued a preliminary order further approving the modifications to the settlement and certifying the settlement classes. The court also appointed the Notice Administrator for the settlement and ordered that notice of the settlement be distributed to all settlement class members beginning on November 15, 2005. The settlement fairness hearing was held on April 24, 2006, but as of the date of this Circular, a decision has not been issued. If the court determines that the settlement is fair to the class members, the settlement will be approved. There can be no assurance that this proposed settlement will be approved and implemented in its current form, or at all.

        If the proposed settlement is not consummated, we intend to continue to vigorously defend ourself and the Individual Defendants against these claims. However, due to the inherent uncertainties of litigation, and because the IPO Litigation is at a preliminary stage, we cannot accurately predict the ultimate outcome of the IPO Allocation Litigation. No amount is accrued at March 31, 2006, as a loss is not considered probable and estimable.

Financial Information

        Our annual report to shareholders, and our report to shareholders for the first quarter of 2006, which are being sent together with this Circular, include important information about our financial condition and results of operations. This information includes our audited balance sheet as of December 31, 2005 and December 2004, and our unaudited balance sheet as of March 31, 2006 and our audited results of operations for the three years ended December 31, 2005 and our unaudited results of operations for the three months ended March 31, 2006.

        Please also see the information set forth in those annual reports under the captions "Selected Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        The information relating to the year ended December 31, 2005 was filed with the SEC on March 31, 2006 on our Form 10-K. Our balance sheet as of March 31, 2006 and our results of operations for the three months then ended were filed with the SEC on May 15, 2006 in a report on Form 10-Q, which is attached as Appendix M to this Circular.

Selected Financial Data

        The selected consolidated statement of operations data for the years ended December 31, 2005, 2004 and 2003 and the balance sheet data as of December 31, 2005 and 2004 have been derived from our audited financial statements, which are included in our annual report to shareholders. The selected statement of operations data for the years ended December 31, 2002 and 2001 and the balance sheet data as of December 31, 2003, 2002 and 2001 have been derived from other audited financial statements not included in this Circular or in our annual report. The selected consolidated statements of operations data for the three months ended March 31, 2006 and 2005 and the balance sheet data as of March 31, 2006 and 2005 have been derived from the Form 10-Q described above. Our unaudited financial statements include all adjustments, consisting only of normal recurring accruals, that are considered necessary for a fair statement of our financial position and our results of operations as of such dates and for such periods. Our results of operations beginning in the year 2001 reflect our January 2001 acquisition of Tantau. These operating results are not necessarily indicative of results for any future period. Our historical financial results should not be relied upon as a predictor of our future performance.

	Quarter Ended March 31		Years Ended December 31
(dollars in thousands)
	2006	2005	2005	2004	2003	2002	2001
	Unaudited
Revenue:
Product	$1,679	$2,985	$7,445	$8,844	$6,964	$8,823	$27,054
Services	1,583	2,820	10,820	6,228	5,891	11,905	16,763

Total revenue	3,262	5,805	18,265	15,072	12,855	20,728	43,817
Operating expenses:
Cost of product revenue
Amortization of intangible assets	—	—	—	—	3,468	4,418	80,172
Write-down of inventory	—	—	—	—	—	2,748	—
Other	3	5	28	26	—	—	904
Cost of services revenue	1,412	2,026	7,430	6,614	6,031	7,277	18,382
Research and development	2,021	1,687	6,982	6,271	9,433	16,636	39,052
Sales and marketing	1,107	1,168	4,036	4,985	6,968	17,241	36,807
General and administrative	1,127	804	3,362	3,074	4,086	6,973	15,904
Depreciation	211	157	597	595	908	5,068	8,142
Stock-based compensation:
Cost of services revenue	12	7	53	15	14	311	411
Research and development	29	19	122	40	1,227	10,872	27,730
Sales and marketing	36	16	136	34	296	3,833	11,077
General and administrative	163	31	720	63	141	2,787	7,951
Restructuring charges	—	—	—	993	50	17,901	16,488
Write-down of fixed assets, goodwill, intangible and other assets	—	—	—	—	9,097	7,624	324,617

Total operating expenses	6,121	5,920	23,466	22,710	41,719	103,689	587,637

Loss from operations	(2,859)	(115)	(5,201)	(7,638)	(28,864)	(82,961)	(543,820)
Interest income (expense), net	(191)	(186)	(709)	(396)	254	751	5,773
Loss on settlement of liability	(19)	(165)	(165)	—	—	—	—
Equity in loss of affiliate	—	—	—	—	—	—	(1,591)
Gain (loss) on sale of investments	—	—	—	—	283	150	(4,591)
Write-down of investments	—	—	—	—	—	(5,347)	(9,975)

Loss for the period	$(2,851)	$(466)	$(6,075)	$(8,034)	$(28,327)	$(87,407)	$(554,204)

Basic and diluted loss per share	$(0.47)	$(0.08)	$(1.01)	$(1.34)	$(4.73)	$(14.71)	$(97.20)
Weighted-average number of shares used in computing basic and diluted loss per share (in thousands)	6,074	6,027	6,034	5,984	5,983	5,942	5,702
Cash and cash equivalents	3,698	3,039	$5,272	$5,417	$13,436	$19,129	$60,279
Short-term investments and restricted cash	1,696	8,216	4,228	8,215	1,946	19,524	28,857
Working Capital	7,681	14,148	10,116	14,056	14,104	27,306	75,512
Fixed assets, deferred charges, goodwill, intangible and other assets	851	1,273	1,003	1,421	612	13,983	35,729
Total assets	11,248	18,582	13,496	18,467	18,939	55,666	135,830
Long-term liabilities	—	30	—	92	—	—	—
Notes payable to related parties	7,975	7,952	7,969	7,947	—	—	—
Notes payable, net of current portion	—	—	—	—	—	—	296
Leasehold inducements	—	—	—	—	—	—	284
Deferred consideration, net of current portion	—	—	—	—	—	—	1,415
Long-term interest payable to related parties	878	447	768	343	—	—	—
Total shareholders' equity	(321)	6,992	2,382	7,095	14,716	41,289	109,246
Book value per share	(0.05)	1.16	0.39	1.18	2.46	4.80	15.66
Number of shares used in computing book value per share (in thousands)	6,075	6,033	6,039	5,989	5,983	5,983	5,838

Ratio of earnings to fixed charges(1)	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Deficiency	3,069	466	6,075	8,034	28,327	87,407	552,613

(1)
Ratio of Earnings to Fixed Charges is calculated by dividing earnings by fixed charges. Earnings are net loss before cumulative effect of accounting change less equity in loss of affiliate. Fixed charges are the sum of interest expense and the estimated interest included in rental expense. Because our company has incurred losses in each period, it has a deficiency in each period, representing the amount by which earnings would have to have been higher in order for us to have achieved a ratio of earnings to fixed charges of 1:1.

        The historic common share numbers have been adjusted to reflect the 10 for 1 share consolidation completed in the second quarter of 2003. Certain comparative figures for prior years have been reclassified to conform to the financial statement presentation adopted in the current year.

Market for Securities

        Our common shares are currently traded on the Pink Sheets Electronic Quotation Service under the symbol "SVNX" and are listed on the TSX under the symbol "SVN". Our common shares were listed on Nasdaq under the symbol "SVNX", prior to the Nasdaq Listing Qualifications Panel's decision to delist our common shares from the Nasdaq effective on May 18, 2006. As of June 26, 2006, we had outstanding a total of 6,074,703 common shares. The price ranges and trading volume of our common shares for the last two full years, the first quarter of 2006, the month of April and from May 1 until May 17, 2006 on Nasdaq and from May 18 until June 26, 2006 on the Pink Sheets Electronic Quotation Service, were as follows:

	Nasdaq
Period	High ($)	Low ($)	Volume
2004
January	4.50	2.92	753,520
February	3.73	3.11	326,650
March	4.28	3.10	2,307,410
First Quarter 2004	4.50	2.92	3,387,580
April	4.20	3.04	937,060
May	3.63	2.72	528,290
June	3.35	2.99	140,200
Second Quarter 2004	4.20	2.72	1,605,550
July	3.75	3.00	452,670
August	3.61	3.00	171,400
September	3.95	3.39	294,370
Third Quarter 2004	3.95	3.00	918,440
October	4.62	3.89	366,070
November	6.18	4.11	614,970
December	8.23	5.48	878,230
Fourth Quarter 2004	8.23	3.89	1,859,270
2005
January	8.89	6.35	892,560
February	10.62	6.24	1,344,990
March	16.10	9.73	2,834,170
First Quarter 2005	16.10	6.24	5,071,720

April	15.07	7.56	258,170
May	9.59	7.03	1,172,510
June	10.10	7.40	471,240
Second Quarter 2005	15.07	7.03	4,228,920
July	8.30	5.89	997,560
August	7.00	3.90	717,670
September	5.00	3.95	286,460
Third Quarter 2005	8.30	3.90	2,001,690
October	4.00	2.09	1,308,360
November	6.94	2.78	6,850,480
December	4.78	3.49	741,810
Fourth Quarter 2005	6.94	2.09	8,900,650
2006
January	4.49	3.56	386,310
February	4.74	3.15	540,440
March	3.70	3.19	420,380
First Quarter 2006	4.74	3.15	1,347,130
April	3.34	3.19	560,480
May	3.32	2.32	678,820
June 1 - June 26	3.50	3.20	256,550

        The price ranges and trading volume of our common shares on the TSX for the last full two years, the first quarter of 2006, the months of April and May and from June 1 to June 26, 2006 were as follows:

	Toronto Stock Exchange
Period	High (C$)	Low (C$)	Volume
2004
January	5.75	3.81	1,543,458
February	5.00	4.18	844,935
March	5.70	4.26	1,506,287
First Quarter 2004	5.75	3.81	3,894,680
April	5.50	4.25	678,784
May	4.80	3.81	397,919
June	4.50	4.01	186,734
Second Quarter 2004	5.50	3.81	1,263,437
July	5.00	4.02	416,002
August	4.74	4.10	176,530
September	4.98	4.21	201,339
Third Quarter 2004	5.00	4.02	793,871
October	5.62	4.40	370,929
November	7.42	5.00	539,662
December	9.84	6.49	660,906
Fourth Quarter 2004	9.84	4.40	1,571,497
2005
January	9.88	7.85	786,928
February	13.50	8.01	996,628
March	19.72	12.11	1,611,378
First Quarter 2005	19.72	7.85	3,394,934

April	17.85	9.45	1,586,381
May	11.85	8.70	880,543
June	12.63	9.94	336,799
Second Quarter 2005	17.85	8.70	2,803,723
July	10.15	7.19	808,360
August	8.47	4.66	602,455
September	6.03	4.62	298,207
Third Quarter 2005	10.15	4.62	1,709,022
October	4.60	2.46	1,583,480
November	8.10	3.25	4,222,399
December	5.45	4.08	592,633
Fourth Quarter 2005	8.10	2.46	6,398,512
2006
January	5.13	4.09	407,994
February	5.41	3.61	880,410
March	4.00	3.70	558,536
First Quarter 2006	5.41	3.61	1,846,940
April	3.89	3.58	237,674
May	3.65	3.45	400,368
June 1 - June 26	3.57	3.40	126,445

        On March 9, 2006, the day before the revised proposal from Austin Ventures was announced, the closing price for our common shares on Nasdaq was $3.42 and on the TSX was C$3.91 ($3.37).

Exchange Rate Information

        The following tables present certain exchange rate information in respect of the periods indicated. All exchange rates are based on the noon rate of exchange for $1.00 as reported by the Bank of Canada.

Quarter End	Average (C$)	Period End (C$)
First Quarter 2004	1.3179	1.3105
Second Quarter 2004	1.3592	1.3404
Third Quarter 2004	1.3072	1.2639
Fourth Quarter 2004	1.2203	1.2036
First Quarter 2005	1.2267	1.2096
Second Quarter 2005	1.2439	1.2256
Third Quarter 2005	1.2012	1.1611
Fourth Quarter 2005	1.1733	1.1659
First Quarter 2006	1.1547	1.1671

Month End	Average (C$)	Period End (C$)
2004
January	1.2960	1.3264
February	1.3290	1.3401
March	1.3284	1.3105
April	1.3425	1.3707
May	1.3783	1.3634
June	1.3577	1.3404
July	1.3219	1.3292
August	1.3118	1.3167
September	1.2878	1.2639
October	1.2469	1.2207
November	1.1961	1.1904
December	1.2191	1.2036
2005
January	1.2253	1.238
February	1.2397	1.2314
March	1.2161	1.2096
April	1.2360	1.2569
May	1.2555	1.2510
June	1.2402	1.2256
July	1.2227	1.2259
August	1.2040	1.1889
September	1.1776	1.1611
October	1.1776	1.1801
November	1.1811	1.1674
December	1.1610	1.1659
2006
January	1.1573	1.1439
February	1.1489	1.1380
March	1.1574	1.1671
April	1.1438	1.1203
May	1.1095	1.1028

        The noon rate of exchange, as reported by the Bank of Canada on June 26, 2006 was $1.00 = C$1.1239. The noon rate of exchange, as reported by the Bank of Canada, March 9, 2006, the date before the revised proposal from Austin Ventures was announced, was $1.00 = C$1.1595.

Dividend Policy

        We have never declared or paid any cash dividends on our common shares. We currently intend to retain any future earnings to fund the development and growth of our business and we do not anticipate paying dividends in the foreseeable future. The Notes held by Austin Ventures limit our ability to pay dividends to holders of our common shares.

RISK FACTORS

        In addition to other information contained in this Circular, shareholders should consider the following factors in evaluating the arrangement and deciding whether to approve the Arrangement Resolution and risks related to continuing to hold common shares.

Risk Factors Related to the Arrangement

Failure to complete the arrangement could negatively impact our common share price, future business and operations.

        There are a number of material risks to which we are subject relating to the arrangement not being completed, including the following:

  •
  the price of the common shares may decline to the extent that the relevant current market price reflects a market assumption that the arrangement will be completed;

  •
  we must pay certain costs related to the arrangement, such as legal, accounting and financial advisor fees, even if the arrangement is not completed. In addition, if the arrangement is not completed, we are not entitled to any reimbursement for any expense incurred in connection with the arrangement from Holdings and may be required to reimburse Holdings for its reasonable expenses. These expenses are significant and could adversely affect our financial condition; and

  •
  if the arrangement is terminated and the board of directors decides to seek another going private transaction or a merger or business combination, there can be no assurance that it will be able to find a partner willing to pay an equivalent or more attractive price than the price to be paid by Holdings under the arrangement. Prior to and during the negotiation of the arrangement with Austin Ventures, we were unable to identify a superior proposal despite significant efforts. In addition, if the arrangement is terminated by the board of directors in conjunction with supporting a Superior Proposal, we are required to pay Holdings a termination payment and reimburse Holdings for its reasonable expenses.

        In addition, our customers and partners, in response to the announcement of the arrangement, may delay or defer decisions concerning us. Any delay or deferral in those decisions by customers and partners could have a material adverse effect on our business and operations regardless of whether the arrangement is ultimately completed, due to perceived uncertainties over our continued commitment to provide products and enhancements or support services. Similarly, our current and prospective employees may experience uncertainty about their future roles with us until Austin Ventures' strategies with respect to us are announced and executed. This may adversely affect our ability to attract and retain key management, sales, marketing and technical personnel.

The Termination Payment and Expense Reimbursement may discourage other parties from attempting to acquire us.

        In the arrangement agreement, we have agreed to pay Holdings a termination payment and to reimburse Holdings for its reasonable expenses in the event the arrangement agreement is terminated in certain circumstances. The termination payment and expense reimbursement may discourage other parties from attempting to acquire common shares even if those parties might be willing to offer greater value to shareholders than Holdings has offered in the arrangement agreement. The payment of the termination payment and expense reimbursement could also have an adverse effect on our financial condition.

Risk Factors Related to Our Company

        If the arrangement is not completed, shareholders will continue to face the following risks.

Risk Factors Related to Our Business

We have a history of losses and we expect losses in the future.

        We have not been profitable since our inception. Any shortfall in our revenues relative to our expectations could cause a significant increase to our net losses. We cannot predict if we will ever achieve profitability and, if we do, we may not be able to sustain or increase our profitability.

We may experience an increase in price pressure in the future and if we are not successful in reducing our costs, we may experience a decrease in gross margins.

        We believe that a variety of factors in the current market contribute to the risk that prices and therefore our gross margins will decrease in future fiscal quarters. For example, as our customers continue to assess their business strategies and their budgets for wireless spending, we may feel additional pressure to lower our prices. In addition, consolidation among mobile network operators, as well as heightened competition, could create increased pricing pressure in the marketplace.

Because we have a limited operating history, it may be difficult for you to evaluate our business and its future prospects.

        Because we are in an early stage of development, our prospects are difficult to predict and may change rapidly. We may encounter difficulties as a young company in a new and rapidly evolving market, including as a result of our dependence on a small number of products with only limited market acceptance. Our business strategy may not be successful, and we may not successfully address these risks.

We have a lengthy and complex sales cycle for several of our products, which could cause the delay or loss of revenue and increase our expenses.

        Our sales efforts target mobile network operators worldwide, which require us to expend significant resources educating prospective customers and partners about the uses and benefits of our products. Because the purchase of our products is a significant decision for these prospective customers, they may take a long time to evaluate them. Our sales cycle has typically ranged from four to six months, but can be longer due to significant delays over which we have little or no control. As a result of the long sales cycle, it may take us a substantial amount of time to generate revenue from our sales efforts.

We are dependent upon the growth of penetration of our products in the mobile network operator marketplace.

        We have made mobile network operators the main focus of our activities. Our future success depends on our ability to increase revenues from sales of our software and services directly and indirectly to mobile network operators. We may not be able to attract a large number of these customers.

        Currently, only a limited number of mobile network operators and other customers have implemented and deployed services based on our products. Mobile network operators may not widely deploy or successfully sell services based on our software and services, and subscribers to these services may not seek to use them. Any developments of this kind could limit our ability to sell our solutions to companies in this industry.

        In addition, our success is dependent upon increased adoption by end users of the services that are based on our software and services. Mobile network operators and their competitors (for example, other communications providers) may successfully deploy and market services that compete with the services that are based on our technology. If subscribers of our mobile network operator customers do not increase their use of services that are based on our software and services, our operating results will be harmed.

We face risks as a result of our operations in international markets.

        We expect that sales in international markets will be a major factor in our growth, particularly since the use of wireless networks and wireless devices have generally proceeded more rapidly outside North America. Risks inherent in conducting business internationally include:

  •
  reliance on local distribution partners;

  •
  fluctuations in currency exchange rates;

  •
  unexpected changes in regulatory requirements applicable to our business;

  •
  customer concentration;

  •
  the pace of adoption of our technology;

  •
  export restrictions on encryption and other technologies;

  •
  difficulties in collecting accounts receivable resulting in longer collection periods;

  •
  lower pricing of license and professional service fees; and

  •
  differences in foreign laws and regulations, including foreign tax, intellectual property, labor and contract law.

        Any of these factors could harm our international operations and, consequently, our operating results and growth.

Our products have achieved limited market acceptance to date and if they fail to achieve broader market acceptance, our business will not grow.

        Our products are among a number of competing products that are currently available in a new and rapidly evolving market. Other companies may introduce other software products that will compete with ours. Customers may not prefer our products to competing technologies. Some potential customers may be reluctant to work with us due to our fluctuating stock price, or due to our financial condition. If customers do not accept our products as the preferred solution, we may not attract new customers, and our business will not grow.

We need to retain our customers and add new customers or our revenue may be substantially reduced and our products may not achieve market acceptance.

        We have agreements with existing customers in which they either pay us based on the usage of the services that are based on our products or have an option to purchase additional software licenses and/or renew their current relationship with us. If any of our customers discontinue their use of our software in connection with the services that they offer or discontinue their relationship with us for any reason, do not renew their agreements or seek to reduce or renegotiate their purchase and payment obligations, our revenue may be substantially reduced. Consolidation of companies in the telecommunications industry may reduce the number of potential new customers that would be available to us. If our sales efforts to these potential customers are not successful, our products may not achieve market acceptance and our revenue will not grow. Further decreases in adoption will have a material impact on our revenues.

We have relied on sales to a limited number of customers and if we fail to retain these customers or to add new customers our revenue may be substantially reduced and our products may not achieve market acceptance.

        To date, a significant portion of our revenues in any particular period has been attributable to a limited number of customers. In the three months ended March 31, 2006, three customers accounted for 40%, 19% and 13% of revenue. In 2005, 32% of our revenue was derived from Hewlett-Packard (as reseller to Sprint Nextel), 19% was derived from Vodafone and 18% was derived from Nokia. Most of our revenue from these customers and our other customers depends on their, or their customers', continued use of our products. If our customers, or their customers, discontinue or materially reduce their use of our products, or obtain one or more additional suppliers of competing software and services, our revenues may decline.

        As discussed in "Information Concerning the Corporation — Hewlett Packard Company", on October 31, 2005, our subcontract agreement with Hewlett-Packard with respect to the deployment of our access gateway solution at Sprint Nextel terminated. We recognized $5.9 million in revenue in the twelve months ended December 31, 2005 related to this subcontract. This represented 32% of our total revenue of $18.3 million in 2005.

        We believe that we may continue to rely upon a limited number of customers for a significant portion of our revenues in the foreseeable future, and any failure by us to capture or retain a significant share of these customers could materially harm our business.

        Also, if our customer base consolidates, we will have increased dependence on a few customers who may be able to exert increased pressure on our prices and contractual terms in general. See "Information Concerning the Corporation — Customers".

If we do not respond adequately to evolving technology standards, sales of our products may decline.

        Our future success will depend on our ability to address the increasingly sophisticated needs of our customers by supporting existing and emerging technologies, including technologies related to communications and the Internet generally. The wireless data market is a rapidly evolving market and is characterized by an increasing number of market entrants that have introduced or developed, or are in the process of introducing or developing, products that facilitate the delivery of data services through wireless devices. In addition, our competitors may develop alternative products that gain broader market acceptance than ours. As a result, the life cycle of our products is difficult to estimate.

        We need to develop and introduce new products and enhancements to our existing products on a timely basis to keep pace with technological developments, evolving industry standards, changing customer requirements and competitive technologies that may render our products obsolete. These research and development efforts may require us to expend significant capital and other resources. In addition, as a result of the complexities inherent in our products, major enhancements or improvements will require long development and testing periods. If we fail to develop products and services in a timely fashion, or if we do not enhance our products to meet evolving customer needs and industry standards, including security technology, we may not remain competitive.

Any disruption of the services supported by our products due to accidental or intentional security breaches may damage our reputation, reduce our revenue, expose us to costly litigation or require capital investments in alternative security technology.

        Despite our efforts to maximize the security of our platform, we may not be able to stop unauthorized attempts to gain access to or disrupt transactions between our customers and the consumers of their services. Specifically, computer viruses, break-ins and other disruptions could lead to interruptions, delays, loss of data or the inability to accept and confirm the receipt of information or instructions regarding transactions. Any of these events could substantially damage our reputation. We rely on encryption and authentication technology licensed from third parties to provide key components of the security and authentication necessary to achieve secure transmission of confidential information. We cannot necessarily ensure that this technology, future advances in this technology or other developments will be able to prevent security breaches. As a result, we may need to develop or license other technology in the future, to the extent available, to address these security concerns.

        If a third-party were able to steal a user's proprietary information, we could be subject to claims, litigation or other potential liabilities that could cause our expenses to increase substantially. In addition to purposeful security breaches, the inadvertent transmission of computer viruses could expose us to costly litigation or a significant loss of revenue. Although our customer agreements contain provisions which limit our liability relating to security to some extent, our customers or their consumers may seek to hold us liable for any losses suffered as a result of unauthorized access to their communications. Any litigation of this kind, regardless of its outcome, could be extremely costly and could significantly divert the attention of our management. We may not have adequate insurance or resources to cover these losses.

Fluctuations in the value of foreign currencies could result in currency exchange losses.

        Our functional currency is the U.S. dollar, as we recognize the majority of our revenues in dollars. In the foreseeable future, the majority of our non-U.S. dollar denominated expenses will be incurred in Canadian dollars, Euros, Swiss francs and United Kingdom pounds sterling. Changes in the value of these currencies relative to the U.S. dollar may result in currency gains and losses, which could affect our operating results. We do not currently hedge against these currency fluctuations. During the year ended December 31, 2005, we incurred realized and unrealized foreign currency losses relating to the translation of our non-U.S. dollar denominated monetary assets and liabilities of approximately $260,000. In the three months ended March 31, 2006, we incurred realized and unrealized foreign currency losses relating to the translation of our non-U.S. dollar denominated monetary assets and liabilities of approximately $14,000. No assurance can be given as to what foreign exchange gains or losses there may be in future periods.

We may limit investments in other companies and new technologies.

        Because of the continuing volatility in the financial markets, as well as other factors, we intend to limit equity investments in other companies and the purchase of new technologies during the next few fiscal quarters, and possibly longer. As a result, we may not take advantage of investment opportunities that could provide us significant financial benefits, or that could provide us with the opportunity to build relationships with other companies in our industry and target markets.

We may have difficulties collecting receivables.

        A significant portion of our receivables is derived from customers in foreign countries. Due to varying economic conditions and business practices in these countries, our collections cycle from these customers may be longer than with our North American customers. In the event of adverse economic conditions, there will be a greater risk that our customers will have difficulties in paying us in accordance with the terms of their contracts, and our risk of bad debt may increase substantially.

Our gross margins may decrease.

        We believe that certain factors in the current market may contribute to the risk that our gross margins will decrease in future fiscal quarters. We may have to lower our prices in order to accommodate our customers. In addition, many of our customers are reluctant to make a commitment to pay large upfront license fees or to guarantee purchases of a minimum number of licenses or licensed capacity, which could also cause our revenues to decrease. Some mobile network operators are also unwilling to pay for installations and customizations to our products, which could negatively impact our operating results.

We will need to recruit, train and retain key management and other qualified personnel to successfully grow our business.

        Our ability to execute our business successfully depends in large part upon our ability to have a sufficient number of qualified employees to achieve our goals. There are only a limited number of persons with the requisite skills to serve in many key management and non-management positions, and it is difficult to retain and hire these persons. If we are unable to do so, our business could be negatively affected. The morale of our current employees may have been adversely affected by previous workforce reductions and departures, potentially impacting their performance or their willingness to remain with us. Our ability to attract potential new employees in the future may suffer if our reputation suffers as a result of these staffing reductions or otherwise.

Our software may contain defects or errors that could damage our reputation.

        The software that we develop is complex and must satisfy the stringent technical requirements of our customers. We must develop our products quickly to keep pace with the rapidly changing industry in which we operate. Software products that are as complex as ours are likely to contain undetected errors or defects, especially when first introduced or when new versions are released. In addition, our software may not properly operate when integrated with the systems of some customers or when used to deliver services to a large number of a customer's subscribers.

        While we continually test our products for errors and work with customers to identify and correct bugs, errors in our products may be found in the future. Our software may not be free from errors or defects even after it has been tested, which could result in the rejection of our products and damage to our reputation, as well as lost revenue, diverted development resources and increased support costs.

We may be subject to litigation claims that could result in significant costs to us.

        As noted in "Information Concerning the Corporation — Legal Proceedings", we and certain of our former officers and directors were named as defendants in a series of purported class actions relating to our initial public offering. Litigation may be time consuming, expensive, and distracting from the conduct of our business, and the outcome of litigation may be difficult to predict. The adverse resolution of any of these proceedings could have a material adverse effect on our business, results of operations, and financial condition.

Our products contain encryption technology whose export is restricted by law, which may slow our growth or result in significant costs.

        The U.S., Canadian and other foreign governments generally limit the export of encryption technology, which our products incorporate. A variety of cryptographic products generally require export approvals from certain government agencies in the case of exports from certain countries, although there are currently no restrictions on exports of these products from Canada into the U.S. If any export approval that we receive is revoked or modified, if our software is unlawfully exported or if the U.S., Canadian or other relevant government adopts new legislation or regulations restricting export of software and encryption technology, we may not be able to distribute our products to potential customers, which will cause a decline in sales. We may need to incur significant costs and divert resources in order to develop replacement technologies or may need to adopt inferior substitute technologies to satisfy these export restrictions. These replacement or substitute technologies may not be the preferred security technologies of our customers, in which case our business may not grow. In addition, we may suffer similar consequences if the laws of any other country limit the ability of third parties to sell encryption technologies to us.

If we do not have sufficient capital to fund our operations, we may be forced to discontinue product development, reduce our sales and marketing efforts or forego attractive business opportunities.

        In order to help ensure that we would have sufficient capital to take advantage of our core business opportunities, we have taken significant actions to reduce our operating expenses and in the first half of 2004, raised $8.0 million of convertible debt through the Notes we issued to Austin Ventures. However, most of our operating expenses, such as employee compensation and lease payments for facilities and equipment, are relatively stable, and these expense levels are based in part on our expectations regarding future revenues. As a result, any sustained shortfall in our revenues relative to our expectations would negatively impact our operating results. Accordingly, if the cost-cutting actions that we have taken are insufficient, we may not have sufficient capital to fund our operations, and additional capital may not be available on acceptable terms, if at all.

        Any of these outcomes could adversely impact our ability to respond to competitive pressures or could prevent us from conducting all or a portion of our planned operations. We may need to undertake additional measures to reduce our operating expenses in the future.

        We expect that the cash we receive through our operations and our cash on hand will be sufficient to meet our working capital and capital expenditure needs for the next 12 months.

        Accordingly, our consolidated financial statements have been prepared assuming that we will continue as a going concern. After that, we may need to raise additional funds, and additional financing may not be available on acceptable terms, if at all. We also may require additional capital to acquire or invest in complementary businesses or products or to obtain the right to use complementary technologies. If we issue additional equity securities to raise funds, the ownership percentage of existing shareholders will be reduced. If we incur debt, the debt will rank senior to our common shares, we will incur debt service costs and we will likely have to enter into agreements that will restrict our operations in some respects and our ability to declare dividends to the holders of our common shares.

        We have suffered recurring losses from operations and negative cash flows. Our ability to continue as a going concern is dependent on our ability to successfully execute our business plan. We cannot provide assurance that we will be able to execute our business plan or assure that efforts to raise additional financing, if required, would be successful. Our financial statements do not include adjustments or disclosures that may result from our inability to continue as a going concern. If the going concern assumption was not appropriate for our financial statements, then adjustments would be necessary in the carrying values of assets, the reported net losses and the balance sheet classification used.

        The terms of the Notes that we have issued to our affiliate, Austin Ventures, may also make it more difficult for us to obtain additional financing. For example, these Notes limit our ability to issue equity securities at prices that are less than specified amounts, and Austin Ventures has obtained a security interest as to our assets.

        The principal amount of the convertible notes plus interest due at maturity is payable to Austin Ventures at the maturity date in the second quarter of 2007, but if an event of default occurs, the convertible notes payable to related parties may become due prior to the maturity date. Additionally, Austin Ventures has the option to convert the debt to shares at the applicable conversion price at any time prior to the maturity date. If Austin Ventures does not convert the debt to shares prior to or at maturity, we will be required to pay the principal of $8.0 million plus interest due at maturity of approximately $1.4 million in the second quarter of 2007. These amounts are payable in cash or shares at a conversion price of $3.07 at the option of Austin Ventures. If Austin Ventures demands cash, we may not have sufficient funds to meet that demand and we may have to raise additional capital. We cannot predict the terms under which capital may be available to us at that time, if at all.

Risk Factors Related to Our Industry

Our future revenues and operating results are dependent to a large extent upon uncertain general economic conditions.

        Our future revenues and operating results are dependent to a large extent upon general economic conditions, conditions in the wireless market and within that market, our primary target market of mobile network operators. If general economic conditions are adverse, if the economies in which our target customers are located suffer from a recession, if demand for our solutions does not expand, or if war or terrorism impacts the U.S., Europe, Asia or our other target markets, our ability to increase our customer base may be limited, and our revenue may decrease further.

Our business will not grow if the use of wireless data services does not continue to grow.

        The markets for wireless data services and related products are still emerging and continued growth in demand for, and acceptance of, these services remains uncertain. Our products depend on the acceptance of wireless data services and Internet-enabled devices in the mobile network operator market. Current barriers to market acceptance of these services include cost, reliability, platform and distribution channel constraints, consumer privacy concerns, functionality and ease of use. Mobile individuals currently use many competing products, such as portable computers, to remotely access the Internet. These products generally are designed for the visual presentation of data, while, until recently, wireless devices historically have been limited in this regard. We cannot be certain that these barriers will be overcome.

        Since the market for our products is new and evolving, it is difficult to predict the size of this market or its future growth rate, if any. Our future financial performance will depend in large part upon the continued demand for data services through wireless devices. We cannot ensure that a sufficient volume of subscribers will demand these services. If the market for these wireless online services grows more slowly than we currently anticipate, our revenue may not grow.

Our future revenue depends on consumers using the services that are based on our products, and if our customers do not successfully market these services, our revenue will not grow.

        Revenue under most of our license agreements depends on the number of monthly subscribers to the services that are based on our products or the amount of use of those services. As a result, our revenue growth will be limited if the number of subscribers or use of the services that are based on our software does not increase. To stimulate consumer adoption of these services, our customers must implement our products quickly. However, our customers may delay implementation because of factors that are not within our control, including budgetary constraints, limited resources committed to the implementation process and limited internal technical support.

        Consumer adoption of these services also requires our customers to market these services. However, our customers currently have no obligation to launch a marketing campaign of any kind, may choose not to do so, or may not do so effectively. Some of our customers have only provided these services on a test basis to a limited number of consumers. Some of our customers may choose not to expand their use of these services if they do not perceive a sufficiently high rate of adoption among their consumers. As a result, we cannot ensure that a large number of consumers will use these services in the future.

Our business depends on continued investment and improvement in communication networks.

        Some of our customers and other mobile network operators have made substantial investments in 2.5 generation and 3rd generation networks. These networks are designed to support more complex applications, and to provide consumers with a more robust user experience. If network operators delay their deployments of these networks, or do not roll them out successfully, there could be reduced demand for our products and services. In addition, if communication service providers fail to continue to make investments in their networks or do so at a slower pace in the future, there may be less demand for our products and services.

We face competition from existing and new competitors and from new products, which could cause us to lose market share and cause our revenue to decline.

        The widespread adoption of open industry standards may make it easier for new market entrants and existing competitors to introduce products that compete with ours. In addition, competitors may develop or market products and services that are superior or more cost-effective than ours, which could decrease demand for our products and cause our revenue to decline. Currently, our competitors include:

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  mobile access gateway vendors and messaging solution providers;

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  alerts focused businesses; and

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  network equipment and device manufacturers.

        We may also face competition in the future from established companies that have not previously entered the market for wireless data infrastructure software and services. Barriers to entry in the software market are relatively low and it is possible that new competitors or alliances among competitors may emerge and rapidly acquire significant market share. See "Information Concerning the Corporation — Competition".

Many of our competitors are significantly larger than us.

        Many of our competitors are significantly larger than us in terms of revenue, marketing and research and development expenditures and numbers of employees in their sales, services and support organizations. The competitors we face on our XMS sales opportunities include Nokia, Ericsson, Comverse, Alcatel and Openwave. Our success is dependent on our ability to win our share of these opportunities against these larger competitors and to retain our customers. Many of these competitors are able to bundle other products (including handsets and/or network equipment) into sales of competitive products, which they might argue reduces risk to their customers. We do not believe that we can offer similar product bundles, which could prevent us from competing with these competitors, offering similar pricing, retaining key customers or acquiring new customers.

        These companies with greater resources may also be in a better position than us to make necessary or advantageous investments in the development or acquisition of new products and services. Additionally, in the market for messaging services, we see price-driven competition from smaller private companies, particularly European-based companies, including First Hop.

Changes in government regulations may result in increased expenses, taxes or licensing fees that could decrease the demand for our products and negatively impact our results.

        We are not currently subject to direct regulation by any governmental agency, other than regulations applicable to businesses generally and laws and regulations directly applicable to access to, or commerce on, the Internet and wireless networks. However, a number of legislative and regulatory proposals under consideration by federal, state, provincial, local and foreign governmental organizations may lead to laws or regulations concerning various aspects of the Internet and wireless networks, including but not limited to, online content, user privacy, taxation, access charges and liability for third-party activities. Additionally, it is uncertain how existing laws governing issues such as property ownership, copyright, trade secrets, libel and personal privacy will be applied to the Internet and wireless networks. The adoption of new laws or the broader application of existing laws may expose us to significant liabilities and additional operational requirements and may decrease the growth in the use of the Internet and wireless networks, which could, in turn, both decrease the demand for our products and increase the cost of doing business.

Risks Relating to Intellectual Property

We rely on third-party software, technology and content, the loss of which could force us to use inferior substitute technology or to cease offering our products.

        We must now, and may in the future, license or otherwise obtain access to the intellectual property of third parties. In addition, we use, and will use in the future, some third-party software that may not be available in the future on commercially reasonable terms, or at all. For example, we could lose our ability to use this software if the rights of our suppliers to license it were challenged by individuals or companies that asserted ownership of these rights. The loss of, or inability to maintain or obtain, any required intellectual property could require us to use substitute technology, which could be more expensive or of lower quality or performance, or force us to cease offering our products. Moreover, some of our license agreements from third parties are non-exclusive and, as a result, our competitors may have access to some of the technologies used by us.

If our intellectual property is not adequately protected, we may lose our competitive advantage.

        We depend on our ability to develop and maintain the proprietary aspects of our technology. We seek to protect our proprietary technology, including software, documentation and other written materials under patent, trade secret and copyright laws, as well as confidentiality provisions in contracts with our customers, suppliers, contractors and employees, all of which afford limited protection. We cannot ensure that these steps will be adequate, that we will be able to secure the desired patent or trademark registrations for our patent/trademark applications in Canada, the U.S. or other countries, or that third parties will not breach the confidentiality provisions in our contracts or infringe or misappropriate our copyrights, patents or pending patents, trademarks and other proprietary rights. Similarly, we cannot ensure that our employees will comply with the confidentiality agreements that they have entered into with us, and misappropriate our technology for the benefit of a third party. If a third party or any employee breaches the confidentiality provisions in our contracts or misappropriates or infringes on our intellectual property, we may not have adequate remedies. In addition, third parties may independently discover or invent competing technologies that are not covered by our patents or may reverse-engineer our trade secrets, software or other technology. Moreover, the laws of some foreign countries may not protect our proprietary rights to the same extent as do the laws of the U.S. and Canada. Therefore, the measures we are taking to protect our proprietary rights may not be adequate.

Third parties may claim that our products infringe on their intellectual property, which could result in significant expenses for litigation or for developing or licensing new technology.

        Although we are not currently aware of any claims asserted by third parties that our products infringe their intellectual property rights, in the future, third parties may assert claims of this kind. We cannot predict whether third parties will assert these types of claims against us or against the licensors of technology licensed to us, or whether those claims will harm our business. If we are forced to defend against these types of claims, whether they are with or without any merit or whether they are resolved in favour of or against us, or our licensors, we may face costly litigation and diversion of management's attention and resources. As a result of these disputes, we may have to develop costly non-infringing technology, or enter into licensing agreements. These agreements, if necessary, may not be available on acceptable terms, or at all, which could prevent us from selling our products, increase our expenses or make our products less attractive to customers.

Risks Relating to the Ownership and Trading of Our Common Shares

Following the delisting of our common shares from the Nasdaq, the trading of our common shares on the Pink Sheets Electronic Quotation Service has resulted in decreased liquidity of our shares. If we can no longer fulfill stock exchange listing requirements, the liquidity of our common shares will be further limited.

        Our common shares were delisted from the Nasdaq Capital Market on May 18, 2006. The TSX has its own listing requirements, with which we currently comply. Our common shares are now traded in the U.S. on the Pink Sheets Electronic Quotation Service. As a result, investors may find it more difficult to dispose of, or to obtain accurate quotations for the price of, the common shares. Our common shares are subject to the so-called U.S. "penny stock rules," which impose additional sales practice and market-making requirements on broker-dealers who sell or make a market in such securities.

The rights that have been and may in the future be granted to our shareholders may allow our board of directors and management to deter a potential acquisition of our company

        Our board of directors has adopted a shareholder rights plan, or "poison pill" which will expire at the end of our annual meeting on                                    , 2006. While our board of directors currently does not intend to seek shareholder approval to renew the shareholder rights plan, it remains in effect at the present time. Under the plan, rights to purchase common shares have been issued to holders of common shares. These rights become exercisable under certain circumstances in which someone acquires 20% or more of our outstanding shares. As part of the $8.0 million financing transactions in May 2004 and June 2004 between Austin Ventures and us, our board of directors agreed to waive the terms and provisions of the plan to permit the acquisition by Austin Ventures or its affiliates of up to 49% of our outstanding common shares. As a result of the plan, anyone wishing to take over the company may be forced under certain circumstances to negotiate a transaction with our board of directors and management or comply with certain bid criteria in order not to trigger the exercise of rights. The need to negotiate with the board of directors or management or to comply with certain bid criteria could add complexity to a proposed takeover. For example, a proposed hostile bidder might have to bring court or regulatory proceedings to have the shareholder rights plan cease-traded. This could prolong the take-over process and, arguably, deter a potential bidder.

Our ability to issue preferred shares could make it more difficult for a third party to acquire us, to the detriment of holders of common shares.

        Our ability to issue preferred shares could make it more difficult for a third party to acquire us, to the detriment of holders of common shares. Provisions in our articles of continuance may make it difficult for a third party to acquire control of us, even if a change in control would be beneficial to our shareholders. Our articles authorize our board of directors to issue, at its discretion, an unlimited number of preferred shares. Without shareholder approval, but subject to regulatory approval in certain circumstances, the board of directors has the authority to attach special rights, including voting or dividend rights, to the preferred shares. Preferred shareholders who possess these rights could make it more difficult for a third party to acquire us.

Your tax liability may increase if we are treated as a passive foreign investment company or "PFIC".

        If at any time we qualify as a PFIC under U.S. tax laws, U.S. Holders (as defined above) may be subject to adverse tax consequences. We could be a PFIC if 75% or more of our gross income in any year is considered passive income for U.S. tax purposes. For this purpose, passive income generally includes interest, dividends, some types of rents and royalties, annuities and the excess of gains over losses from the disposition of assets that produce these types of income. In addition, we could be classified as a PFIC if the average percentage of our assets during any year that produced passive income or that were held to produce passive income, is at least 50%. If we are classified as a PFIC, and if U.S. Holders sell any of their common shares or receive some types of distributions from us, they may have to pay taxes that are higher than if we were not considered a PFIC. It is impossible to predict how much shareholders' taxes would increase, if at all.

        Shares held by a U.S. Holder generally are treated as shares in a PFIC if, at any time during the holding period of the U.S. Holder with respect to such shares, we were a PFIC. There is a risk that we are a PFIC for 2006 and that we were a PFIC for prior years. To determine whether we are or were a PFIC, our revenue and expenses and the value of our assets would need to be examined each year. The tests are complex and require, among other things, that we determine how much of our income each year will be passive income. In addition, we are required to determine each year whether the value of our assets that produce passive income or are held to produce passive income will constitute at least 50% of our total assets. The manner in which the tests apply to our business is not certain. In certain years prior to 2006, as a result of the size of our cash position, based on the published position of the IRS that for this purpose, cash is considered to be an asset that produces passive income, even if the cash is held as working capital, we would have been considered a PFIC. The published position of the IRS that cash held as working capital is a passive asset has not been promulgated in regulations, and no other official guidance has been issued on the question. Therefore, although the risk that we were a PFIC is substantial, it is unclear that we were a PFIC for such prior years. In addition, because PFIC status is based on our income and assets for the entire taxable year, it is not possible to determine whether we will have become a PFIC for the current taxable year until after the close of the year. Even if it were determined that we were not a PFIC for 2006 or prior years, no assurances can be given that we will not be a PFIC in future years.

        Each holder of our common shares is urged to consult his, her or its own tax advisor to discuss the potential consequences to such investor if at any time we qualify as a PFIC.

Future sales of common shares by our existing shareholders could cause our share price to fall.

        In recent years, the volume of trading in our common shares on the Pink Sheets Electronic Quotation Service, on the TSX and (through May 17, 2006) on the Nasdaq, has not been substantial. As a result, even small dispositions of our common shares in the public market could cause the market price of the common shares to fall. The perception among investors that these sales will occur could also produce this effect.

        We have granted options to purchase our common shares in accordance with our Stock Option Plans. The exercise of options and the subsequent sale of common shares could adversely affect the market price of our common shares. In addition, our affiliate, Austin Ventures, owns approximately 9% of our outstanding common shares, and if Austin Ventures exercises its right to convert the Notes held by it plus the interest due at June 26, 2006 into common shares, it will own approximately 39.1% of our outstanding common shares. As a result, sales of our common shares by Austin Ventures could also adversely affect the market price of our common shares. Austin Ventures has the right to require us to register with the SEC for resale.

A limited number of shareholders own a significant portion of our common shares, and may act, or prevent certain types of corporate actions, to the detriment of other shareholders.

        Our significant shareholders and members of our management team, including Austin Ventures, which is affiliated with a member of our board of directors, owned approximately 10% of our common shares outstanding as of June 26, 2006. Austin Ventures may receive additional common shares upon conversion of the Notes that it owns. Accordingly, these shareholders may, if they act together, exercise significant influence over all matters requiring shareholder approval, including the election of a majority of the directors and the determination of significant corporate actions. This concentration could also have the effect of delaying or preventing a change in control that could be otherwise beneficial to our shareholders. Furthermore, in the event that Austin Ventures were to convert all or part of the Notes as it is entitled to do, the ownership percentage of existing shareholders will be reduced, which would be reflected in certain of our performance metrics such as earnings per share, and which may also negatively impact the market value of our common shares.

PROCEDURES FOR THE SURRENDER OF SHARE CERTIFICATES AND PAYMENT

        The details of the procedures for the deposit of common share certificates and the delivery by the Depositary of cash are set out in the letter of transmittal accompanying this Circular. Shareholders who have not received a letter of transmittal should contact Computershare Investor Services Inc. toll free at 1-800-564-6253 or collect at 1-514-982-7555 or by mail to P.O. Box 7021, 31 Adelaide Street East., Toronto, Ontario, Canada M5C 3H2, Attention: Corporate Actions, or by registered mail, hand or by courier to 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1, Attention: Corporate Actions.

        Shareholders who forward a properly completed and signed letter of transmittal, together with accompanying common share certificates, at or prior to 5:00 p.m. (Pacific Daylight Time) on                  , 2006 will be forwarded the consideration to which they are entitled under the arrangement as soon as practicable after the Effective Date. Shareholders who deposit properly completed and signed letters of transmittal, together with accompanying common share certificates, after 5:00 p.m. (Pacific Daylight Time) on                  , 2006 will be forwarded the cash consideration to which they are entitled as soon as practicable after the later of the Effective Date and the date of receipt by the Depositary of the relevant letter of transmittal and accompanying common share certificates. Once shareholders surrender their common share certificates, they will not be entitled to sell the securities to which those certificates relate.

        Shareholders who do not forward to the Depositary a properly completed and signed letter of transmittal, together with their common share certificate(s), will not receive the consideration to which they are otherwise entitled until deposit is made. Whether or not shareholders forward their common share certificate(s) upon the completion of the arrangement on the Effective Date, shareholders will cease to be our shareholders as of the Effective Date and will only be entitled to receive the consideration to which they are entitled under the arrangement or, in the case of registered shareholders who properly exercise Continuance Dissent Rights or Arrangement Dissent Rights, the right to receive fair value for their common shares in accordance with the Continuance Dissent Procedures or Arrangement Dissent Procedures, as applicable.

        No commission will be charged to shareholders who deliver their common share certificate(s) according to the instructions set out in the letter of transmittal. It is not possible to determine precisely when the arrangement will become effective. If the Final Order is obtained and all conditions set out in the arrangement agreement, including the receipt of necessary approvals, are satisfied or waived, we will file the articles of arrangement giving effect to the arrangement as soon as reasonably practicable, such that the Effective Date is expected to occur on or about                   , 2006.

        Any use of the mail to transmit a share certificate, a related letter of transmittal, and any other required documents is at the risk of the shareholder. If these documents are mailed, it is recommended that registered mail, with (if applicable) return receipt requested, properly insured, be used.

        A cheque representing the amount payable to a former holder of common shares who has complied with the procedures set out above will, as soon as practicable after the Effective Date and after the receipt of all required documents: (i) be forwarded to the former shareholder at the address specified in the letter of transmittal by insured first-class mail; or (ii) be made available at the offices of Computershare Investor Services Inc. at 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1, for pickup by the holder as requested in the letter of transmittal.

        Where a share certificate has been destroyed, lost or misplaced, the registered holder of that share certificate should immediately complete the letter of transmittal as fully as possible and return it together with a letter describing the loss, to the Depositary in accordance with instructions in the letter of transmittal. The Depositary has been instructed to respond with replacement share certificate requirements which are also set out in section 4.3 of the plan of arrangement.

        Shareholders whose common shares are registered in the name of a broker, investment dealer, bank, trust company or other intermediary should contact that intermediary for instructions and assistance in delivering share certificates representing those common shares.

PURCHASES AND SALES OF COMMON SHARES

        During the last year, we did not make any repurchases of our common shares.

        During the last five years, the only distributions by us of common shares (other than pursuant to the exercise of options to acquire common shares) occurred on:

  •
  March 17, 2002 when we issued 101,169 common shares to the former shareholders of YRLess in settlement of a $1,414,000 obligation in accordance with the terms of the YRLess acquisition completed March 17, 2000;

  •
  January 4, 2005 when we issued 33,549 common shares to Austin Ventures in connection with the repayment of $102,995.43 of interest on the Notes; and

  •
  January 3, 2006 when we issued 35,259 common shares to Austin Ventures in connection with the repayment of $108,249.50 of interest on the Notes.

APPOINTMENT AND REVOCATION OF PROXIES

        The persons named in the enclosed form of proxy are our directors. A securityholder desiring to appoint some other person to attend, act and vote for him or her and on his or her behalf at the meeting and at any adjournments thereof may do so either by inserting that person's name in the blank space provided in the form of proxy or by completing another proper form of proxy. (Each shareholder and each holder of in-the-money options is requested to complete the form of proxy applicable to them). Such other person need not be a securityholder.

        The proxy must be signed by the securityholder, or by his or her attorney authorized in writing, as his or her name appears on our register of securityholders. If the securityholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized. A proxy also may be signed by the securityholder or duly authorized attorney by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the securityholder or attorney, as the case may be).

        The execution or exercise of a proxy does not constitute a written objection for the purposes of exercising Continuance Dissent Rights or Arrangement Dissent Rights.

        To be valid, completed proxies must be delivered to us, c/o Registrar and Transfer Agent, Computershare Investor Services Inc., by mail to P.O. Box 7021, 31 Adelaide Street East, Toronto, Ontario, Canada, M5C 3H2, Attention: Corporate Actions, or by registered mail, hand or by courier to 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, Attention: Corporate Actions, or returned by mail in the envelope provided for that purpose, in either case so that it is received by Computershare Investor Services Inc. at the above-noted office by no later than 5:00 p.m. (Pacific Daylight Time) on                        , 2006, or, in the case of any adjournment of the meeting, by no later than 5:00 p.m. (Pacific Daylight Time) on the business day immediately preceding the date of the adjourned meeting.

Non-Registered Holders

        Only registered holders of our common shares, or the persons they appoint as their proxies, are permitted to attend and vote at the meeting. However, in many cases, our common shares are beneficially owned by a non-registered holder, or a Non-Registered Holder, and registered either:

  •
  in the name of an intermediary that the Non-Registered Holder deals with in respect of the shares. Intermediaries include banks, trust companies, securities dealers or brokers, and trustees or administrators of self-administered retirement savings plans, registered retirement income funds, registered education savings plans, 401Ks and similar plans; or

  •
  in the name of a depository (such as CDS or Cede & Co.).

        In accordance with applicable securities laws, we have distributed copies of the notice of annual and special meeting, this Circular, the forms of proxy and the letter of transmittal, or collectively, the meeting materials, to CDS, Cede & Co. and intermediaries for distribution to Non-Registered Holders.

        Intermediaries are required to forward meeting materials to Non-Registered Holders unless a Non-Registered Holder has waived the right to receive them. Typically, intermediaries will use a service company (such as ADP Investor Communications, or ADP IC) to forward the meeting materials to Non-Registered Holders.

        Non-Registered Holders who have not waived the right to receive meeting materials will receive either a voting instruction form or, less frequently, a form of proxy. The purpose of these forms is to permit Non-Registered Holders to direct the voting of the shares they beneficially own. Non-Registered Holders should follow the procedures set out below, depending on which type of form they receive.

        Voting Instruction Form.    In most cases, a Non-Registered Holder will receive, as part of the meeting materials, a voting instruction form. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the holder's behalf), the voting instruction form must be completed, signed and returned in accordance with the directions on the form. Voting instruction forms sent by ADP IC in Canada permit the completion of the voting instruction form by telephone at 1-800-474-7493 or through the Internet at http://www.proxyvotecanada.com. Voting instruction forms sent by ADP in the United States permit the completion of the voting instruction form by telephone at 1-800-454-8683 or through the Internet at http://www.proxyvote.com. Non-Registered Holders in Canada who have enrolled in ADP IC's Electronic Delivery Procedures may complete ADP IC's voting instruction form through the Internet, at http://www.proxyvoting.com. If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the holder's behalf), the Non-Registered Holder must complete, sign and return the voting instruction form in accordance with the directions provided.

  or

        Form of Proxy.    Less frequently, a Non-Registered Holder will receive, as part of the meeting materials, a form of proxy that has already been signed by the intermediary (typically by a facsimile, stamped signature) which is restricted as to the number of common shares beneficially owned by the Non-Registered Holder but which is otherwise not completed. If the Non-Registered Holder does not wish to attend and vote at the meeting in person (or have another person attend and vote on the holder's behalf), the Non-Registered Holder must complete the form of proxy and deposit it with us, c/o Registrar and Transfer Agent Computershare Investor Services Inc., by mail to P.O. Box 7021, 31 Adelaide Street East, Toronto, Ontario M5C 3H2, Attention: Corporate Actions, or by registered mail, hand or by courier to 100 University Avenue, 9th Floor, Toronto, Ontario, Canada, M5J 2Y1, Attention: Corporate Actions, as described above. If a Non-Registered Holder wishes to attend and vote at the meeting in person (or have another person attend and vote on the holder's behalf), the Non-Registered Holder must strike out the names of the persons named in the proxy and insert the Non-Registered Holder's (or such other person's) name in the blank space provided and complete, sign and return the form of proxy in accordance with the directions provided.

        Non-Registered Holders should follow the instructions on the form they receive and contact their intermediaries promptly if they need assistance.

Revocation

        In addition to revocation in any other manner permitted by law, a form of proxy given in connection with this solicitation may be revoked by completing and signing a form of proxy bearing a later date and depositing it with Computershare Investor Services Inc., as described above, or by instrument in writing executed by the securityholder or by his or her attorney authorized in writing or, if the securityholder is a corporation, by an officer or attorney thereof duly authorized, or by electronic signature (provided that such electronic signature permits reliable determination that the document was created or communicated by or on behalf of the securityholder or attorney, as the case may be) and either:

  •
  deposited at or transmitted to, by telephonic or electronic means, our registered office at 20 York Mills Road, Suite 201, Toronto, Ontario, Canada, M2P 2C2 Attention: Corporate Secretary at any time up to and including the last business day preceding the day of the meeting, or any resumed meeting following any adjournments thereof, at which the proxy is to be used; or

  •
  deposited with or transmitted to, by telephonic or electronic means, the chairman of the meeting on the day of the meeting, or any resumed meeting following any adjournments thereof.

        Upon either of such deposits or transmittals, the form of proxy is revoked.

        A Non-Registered Holder may revoke a voting instruction form or a waiver of the right to receive meeting materials and to vote given to an intermediary at any time by written notice to the intermediary, except that an intermediary is not required to act on a revocation of a voting instruction form or of a waiver of the right to receive materials and to vote that is not received by the intermediary at least seven days prior to the meeting.

FINANCIAL STATEMENTS AND AUDITORS' REPORT

        Our board of directors will submit to the shareholders at the meeting our consolidated financial statements for the year ended December 31, 2005, and the Auditors' Report on those financial statements, but no vote by the shareholders with respect to those financial statements is required or proposed to be taken. A copy of these financial statements and the Auditors' Report is included in our Annual Report to shareholders, which is being mailed to our shareholders together with this Circular.

VOTING SECURITIES AND PRINCIPAL HOLDERS

        Our authorized capital consists of an unlimited number of preference shares, issuable in series, and an unlimited number of common shares. Registered holders of common shares are entitled to exercise one vote in respect of each common share held. Registered holders of preference shares are not entitled to vote on the matters to be decided upon at the meeting, but are entitled to receive notice of the meeting. At all meetings of registered holders of common shares, each common share entitles the registered holder thereof to one vote, which may be exercised in person or by proxy. Common shares represented at the meeting in person or by proxy will be counted toward the existence of a quorum notwithstanding their abstention or non-vote on certain matters. Abstentions and non-votes with respect to a particular proposal will not be counted toward the total number of votes cast, in determining whether the proposal receives the necessary approval.

        As of June 26, 2006, we had 6,074,703 outstanding common shares. In addition, as of June 26, 2006 we had outstanding $8,000,000 principal amount of Notes convertible into common shares at a conversion price of $3.07 (subject to adjustment). As of June 26, 2006 there is approximately $1,199,573 in accrued interest on the Notes (the principal and accrued interest are convertible into 2,996,599 common shares at that date). As of June 26, 2006, none of our preference shares have been issued.

        As of June 26, 2006, approximately 33 of the registered holders of common shares had addresses in the U.S. These U.S. shareholders owned 3,944,787 common shares, or approximately 65% of our total issued and outstanding common shares.

        We have fixed                , 2006 as the record date for registered holders of common shares entitled to receive notice of the meeting. In accordance with the provisions of the CBCA, we have prepared a list of registered holders of common shares as at the close of business on the Record Date. In accordance with the voting rights attaching to the common shares, each registered holder of common shares named in the list will be entitled to vote the number of common shares shown opposite that holder's name on the list. The failure of a registered holder of common shares to receive the Notice of Annual and Special Meeting does not deprive the holder of the right to vote at the meeting.

        To the knowledge of our directors and officers, as at June 26, 2006, the only registered holders of common shares beneficially owning, directly or indirectly, or exercising control or direction over more than 5% of the common shares are set out in the "Principal Shareholders Table" below. In addition, the table sets forth the beneficial common share ownership for each of our directors and each of our executive officers named in the "Summary Compensation Table" below who were still executive officers as of June 26, 2006, as well as all of our current directors and executive officers as a group.

        Percentage ownership is based upon 6,074,703 common shares outstanding as of June 26, 2006 plus the dilution factor for that particular shareholder's beneficially owned shares as described in the following sentence. For purposes of this table, the term "beneficial ownership" includes outstanding common shares, as well as common shares issuable upon exercise of vested options, and options that vest within 60 days of June 26, 2006. For each of our directors and executive officers, additional options will automatically vest upon the effective date of the arrangement; however, of these additional options, those that are in-the-money are all expected to be in-the-money options cancelled by us in exchange for a cash payment under the arrangement, and options that are out-of-the-money will automatically terminate under the arrangement.

Principal Shareholders Table

Name of Shareholder	Number of Common Shares		Percent of Class
Austin Ventures(1) 300 West 6th Street, Suite 2300 Austin, Texas 78701	3,544,453	(2)	39.1%
J. Ian Giffen	18,125	(3)	<1%
John J. Sims	206,972	(4)	3.3%
James D. Dixon	21,475	(5)	<1%
Barry J. Reiter	19,375	(6)	<1%
Joseph C. Aragona	3,549,453	(7)(8)	39%
Benjamin L. Scott	13,750	(9)	<1%
Michael Luna	22,500	(10)	<1%
Alan Prenoveau	27,693	(11)	<1%
Elda Rudd	30,250	(12)	<1%
Stephen Morrison	5,272	(13)	<1%
All directors and executive officers as a group (10 persons)	3,914,865	(2)(14)	41.7%

Notes:

(1)
Includes shares that may be deemed to be beneficially held and/or controlled by Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., AV Partners VI, L.P., Austin Ventures VIII, L.P., AV Partners VIII, L.P., Joseph C. Aragona, Kenneth P. DeAngelis, Jeffery C. Garvey, Edward E. Olkkola, Christopher A. Pacitti, John D. Thorton, and Blaine F. Wesner. Based upon a Schedule 13D and Form 4 filed with the SEC on February 27, 2006, the common shares indicated as beneficially held and/or controlled by Austin Ventures represent: (a) 465,942 common shares held by Austin Ventures VI, L.P. acquired in connection with our purchase of Tantau; (b) 13,104 common shares held by Austin Ventures VI Affiliates Fund, L.P. acquired in connection with our purchase of Tantau; (c) 5,357 common shares held by Austin Ventures VI, L.P. acquired in connection with the repayment of interest on the Notes; (d) 150 common shares held by Austin Ventures VI Affiliates Fund, L.P. acquired in connection with the repayment of interest on the Notes; and (e) 63,301 common shares held by Austin Ventures VIII, L.P. acquired in connection with the repayment of interest on the Notes. The general partners of AV Partners VI, L.P. are Joseph C. Aragona, Kenneth P. DeAngelis, Jeffery C. Garvey, Edward E. Olkkola, John D. Thorton and Blaine F. Wesner, who may be deemed to have shared power to vote these shares. The general partners of AV Partners VIII, L.P. are Joseph C. Aragona, Kenneth P. DeAngelis, Edward E. Olkkola, Christopher A. Pacitti, John D. Thorton and Blaine F. Wesner. Each general partner disclaims beneficial ownership of the common shares held by the Austin Ventures Funds except to the extent of his respective pecuniary interest therein. In addition to those common shares disclosed in the table above, Mr. DeAngelis and DeAngelis, Ltd. (a limited partnership under the control of Mr. DeAngelis) own an additional 116 common shares, and Mr. Olkkola own an additional 46 common shares.

(2)
Includes an aggregate of 2,996,599 common shares issuable to Austin Ventures VI, L.P., Austin Ventures VI Affiliates Fund, L.P., and Austin Ventures VIII, L.P. upon the conversion of $8,000,000 aggregate principal amount of Notes and $1,199,573 accrued interest thereon at June 26, 2006. Mr. Aragona's mailing address is c/o Austin Ventures, 200 West 6th Street, Suite 2300, Austin, Texas, U.S.A. 78701.

(3)
Includes 18,125 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

(4)
Includes 81,222 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

(5)
Includes 500 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

(6)
Includes 19,375 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

(7)
The 3,549,453 common shares issued to or beneficially owned by Austin Ventures may be deemed to be beneficially owned by Mr. Aragona due to his affiliation with these funds, however, Mr. Aragona disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(8)
Includes 5,000 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

(9)
Includes 13,750 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

(10)
Includes 22,500 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

(11)
Includes 27,693 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

(12)
Includes 30,250 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

(13)
Includes 5,272 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

(14)
Includes an aggregate of 288,690 common shares issuable upon the exercise of presently vested options or options that vest within 60 days from June 26, 2006.

Principal Holders of In-the-Money Options

        As of June 26, 2006, there were 150,422 in-the-money options outstanding. The following table sets forth the number and percentage of these options held by (i) our directors and executive officers, (ii) holders of 5% of these options, and (iii) all of our directors and executive officers as a group.

Name of Optionee(1)	Number of In-the-Money Options	Percent of Class
John J. Sims	57,500	39.6%
Alan Prenoveau	21,000	14.5%
Elda Rudd	16,000	11.0%
Gary Schulman(2)	10,000	6.9%
Tracy Allard(3)	10,000	6.9%
James D. Dixon	7,500	5.2%
Stephen Morrison	5,100	3.5%
All directors and officers as a group (10 persons)	107,100	71.2%

Note:

(1)
The business address of each optionee listed is c/o 724 Solutions Inc., 1221 State Street, Suite 200, Santa Barbara, California, U.S.A. 93101.

(2)
Gary Schulman is a member of our advisory board.

(3)
Tracy Allard is a sales representative.

ELECTION OF DIRECTORS

        At the date of this Circular, our articles of continuance provide for a flexible number of directors, subject to a minimum of three and a maximum of 20. The Governance, Nomination, Human Resources and Compensation Committee has examined our governance processes and has determined that our board of directors should consist of six members, and our board of directors has therefore fixed the number of directors at six. The terms of office of the current six directors expire at the meeting, subject to the provisions of the CBCA.

        The proposed nominees are all now members of our board of directors and have been so since the dates indicated below. Each of these nominees has been recommended by the Governance, Nomination, Human Resources and Compensation Committee and our board of directors for election by the shareholders.

        The arrangement agreement provides that the obligations of Holdings to complete the arrangement are subject to the fulfillment of a number of conditions, each of which is for Holdings' exclusive benefit and may be waived only in writing by Holdings. These additional conditions include a condition that all of the directors on our board of directors, other than Messrs. Aragona, Scott and Sims, shall have resigned as of the Closing Time. See "The Arrangement Agreement — Conditions of Closing".

        Proxies conferring authority to vote in the election of those individuals nominated by management to make up our board of directors, whose names are set forth in the table below, will be voted FOR the election of all of the directors nominated by management in the absence of direction from the shareholder granting that proxy to WITHHOLD from voting for one or more proposed nominee(s). Proxies cannot be voted for a greater number of persons than the number of nominees named. Management does not contemplate that any of the proposed nominees will be unable to serve as a member of our board of directors, but if that should occur for any reason prior to the meeting, the form of proxy accompanying this Circular confers on the persons named in the proxy the right to vote for another nominee in their discretion. In the election of members of the board of directors, the six nominees receiving the highest number of affirmative votes in respect of the common shares present, or represented and voting (in person or by proxy) on the election of directors at the meeting, shall be elected as members of the board of directors. Each director will hold office until the next annual election of the board of directors or until his or her successor is elected, unless his or her office is earlier vacated.

        The table below sets out the name of each individual proposed to be nominated by our management for election to our board of directors at the meeting; all positions and offices in our company currently held by him; whether he is considered to be independent under applicable Canadian securities regulatory rule or otherwise able to exercise independent judgment generally, determined by the board of directors; his principal occupation or employment at present and for at least the five preceding years; and the number of common shares he beneficially owns, or over which control or direction is exercised, as of June 26, 2006.

Directors Table

Name, Age, Residence, Positions with the Corporation and Independence Determination	Principal Occupation	Director Since	Common Shares Beneficially Owned or Over Which Control or Direction is Exercised(1)

J. IAN GIFFEN, 48, Unionville, Ontario, Canada Chairman and director Chairman of Audit Committee Chairman of Special Committee Member of Governance, Nomination, Human Resources and Compensation Committee Independent

	Mr. Giffen has been a director of our company since February 2003 and Chairman of the board of directors since March 2004. Since 1996, Mr. Giffen has been an advisor/director to software companies and technology investment funds. From January 1992 to January 1996, Mr. Giffen was Vice President and Chief Financial Officer at Alias Research, a developer of 3D graphics software that was acquired by Silicon Graphics Inc. Mr. Giffen is currently a director of MKS Inc. (a provider of enterprise software configuration management), a director of Sierra Systems Inc. (an IT services company), a director of The Descartes Systems Group Inc. (a provider of software and network-based solutions for logistics management) a director of Corel Corporation (a software company) and a director/advisor to a number of private companies. Mr. Giffen is a Chartered Accountant and has a Bachelor of Arts degree in business administration from the University of Strathclyde in Glasgow.	February 7, 2003	18,125	(5)

JOHN J. SIMS, 50, Santa Barbara, California, U.S.A. Chief Executive Officer and Director Not Independent
	Mr. Sims has served as our Chief Executive Officer and director since January 2001, when we acquired Tantau. He also served as our Chairman from 2002 until March 2004. Mr. Sims, Tantau's co-founder, served as its President and chief executive officer since its inception in February 1999. Prior to Tantau's founding, Mr. Sims served as Chief Operating Officer of SCC Communications Corp. (a U.S. telecommunications support service company). From November 1985 until November 1995, Mr. Sims served in several management positions at Tandem Computers (a developer of computer systems), including Vice President and General Manager of Tandem's worldwide telecommunications business. Mr. Sims also served in various financial and general management positions with the Burroughs Corporation (a manufacturer of computer and related equipment) from June 1977 until November 1985. Mr. Sims holds an accounting degree from the University of Glasgow, Scotland.	January 17, 2001	206,972	(5)

JAMES D. DIXON, 62, Atlanta, Georgia, U.S.A. Director Member of Audit Committee Member of Special Committee Independent

	Mr. Dixon was President of bankofamerica.com from February 2000 until January 2002. Mr. Dixon previously served as Group Executive of Bank of America Technology and Operations between September 1998 and February 2000. From 1991 until the merger of NationsBank Corporation and Bank America Corporation, Mr. Dixon served as President of NationsBank Services, Inc. Prior to that, he served as Chief Financial Officer of C&S/Sovran Corporation (a predecessor to NationsBank). Mr. Dixon is a director of Broadvision, Inc. (a provider of personalized self-service web applications), Check-Free Corporation (a provider of financial electronic services) and RARE Hospitality International, Inc. (a restaurant owner, franchisor and operator).	July 7, 1999	21,475	(5)

BARRY J. REITER(2), 57, Toronto, Ontario, Canada Director Member of Governance, Nomination, Human Resources and Compensation Committee Member of Special Committee Independent

	Mr. Reiter is a partner at Bennett Jones LLP, a Canadian law firm. Mr. Reiter was co-founder and Chairman of the Technology Group and co-founder and co-chairman of the Corporate Governance Group and a partner at Torys LLP (an international law firm with offices in New York and Toronto) until his resignation from Torys LLP effective May 12, 2006. Mr. Reiter is also a director of Alliance Atlantis Communications Inc. (a broadcaster, creator and distributor of filmed entertainment), Park Avenue Investment Corporation (a capital pool company), SkyPower IG.P. Inc. and SkyPower Wind Energy Fund LLP (a developer of and investor, in renewable energy businesses) Motion Picture Distribution Inc. (an acquiror and distributor of movies) and Avotus Corporation (a communications infrastructure management company). He is on advisory boards to Hunter Kielty Muntz & Beatty and the Centre for Innovation on Law and Policy. Prior to joining Torys in 1982, Mr. Reiter was a law professor at the Faculty of Law, University of Toronto.	May 31, 2000	19,375	(5)
JOSEPH C. ARAGONA(3)(4), 49, Austin, Texas, U.S.A. Director Not Independent	Mr. Aragona served on Tantau's board of directors from April 1999 until our acquisition of Tantau in January 2001. Mr. Aragona is a general partner of the general partners of Austin Ventures, which he joined in 1982. Mr. Aragona has a BA in Economics from Harvard University and an MBA degree from the Harvard University School of Business Administration. Mr. Aragona is also the chairman of the board of Staktek Holdings, Inc.	January 17, 2001	3,549,453	(5)

BENJAMIN L. SCOTT(4), 55 Austin, Texas, U.S.A. Director Member of Audit Committee Independent

	Since May 2002, Mr. Scott has served as a venture partner with the management company of Austin Ventures. Between January 2000 and May 2002, Mr. Scott was a partner with Quadrant Management, an investment firm. From October 1997 to November 1999, Mr. Scott served as the Chairman and chief executive officer of IXC Communications. Mr. Scott has served as a senior executive of AT&T, PrimeCo and Bell Atlantic. Mr. Scott also serves on the boards of directors of several private companies as well as Active Power, Inc. (a provider of battery-free back-up power solutions). He holds a Bachelor of Science in psychology from Virginia Polytechnic Institute and State University.	July 28, 2004	13,750	(5)

Notes:

(1)
The information as to common shares beneficially owned or controlled, not being within our knowledge, has been furnished by the proposed nominees.

(2)
Barry Reiter was a director of LAVA Systems Inc. In 1999, LAVA's common shares were the subject of a cease trade order for a period exceeding 30 consecutive days, which is currently in effect. In addition, in 1999 LAVA had a receiver appointed to hold and dispose of its assets. Mr. Reiter was also a director of Battery Technologies Inc., or BTI. BTI declared bankruptcy in 2003.

(3)
Mr. Aragona may be deemed to be the beneficial holder of 3,549,453 common shares held by Austin Ventures due to his affiliation with these funds. See "Voting Securities and Principal Holders — Principal Shareholders Table".

(4)
As part of the $8,000,000 Notes financing transactions in May 2004 and June 2004 between Austin Ventures and us, we agreed to increase our board of directors to seven directors, appoint a nominee of Austin Ventures to our board of directors and to include two nominees of Austin Ventures in any slate of directors submitted to shareholders for approval. In July 2004, we appointed Mr. Scott to our board of directors as Austin Venture's nominee, and Mr. Scott and Mr. Aragona are included in the present slate of directors as nominees of Austin Ventures.

(5)
See "Voting Securities and Principal Holders — Principal Shareholders Table".

Governance, Nomination, Human Resources and Compensation Committee Interlocks and Insider Participation

        Mr. Reiter and Mr. Giffen served as members of the Governance, Nomination, Human Resources and Compensation Committee of our board of directors during the year ended December 31, 2005. No member of the Governance, Nomination, Human Resources and Compensation Committee was at any time during the year ended December 31, 2005 or at any other time our officer or employee. See "Interests of Insiders in Material Transactions — Torys LLP" regarding certain relationships relating to Mr. Reiter, a member of our Governance, Nomination, Human Resources and Compensation Committee.

        During the year ended December 31, 2005, none of our executive officers served as a member of our board of directors, the compensation committee, or any similar committee of another entity, one of whose executive officers served on our board of directors, Governance, Nomination, Human Resources and Compensation Committee or Stock Option Committee.

Share Ownership

        Our board of directors believes that directors can more effectively represent the interests of shareholders if they have a meaningful investment in our common shares, either directly or through vested options. As a result, in January 2004, our board of directors adopted share ownership guidelines whereby directors are required to invest a certain amount in our company.

        Under the current guidelines, within three years of the later of (i) being elected or appointed to our board of directors, or (ii) the implementation of the share ownership guidelines, each director (other than Joseph C. Aragona) must acquire and hold common shares of our company having a value equal to three times the board member annual retainer amount (currently $20,000). Vested options are counted toward this ownership requirement at the value of their exercise price. Based on the number of common shares and options currently held by our directors, all of our directors met the share ownership guidelines as of December 31, 2005. In light of Mr. Aragona's affiliation with Austin Ventures, our board of directors has determined that the share ownership guidelines should not apply to Mr. Aragona. Mr. Aragona was not eligible to receive stock option awards under the 2005 Stock Option Plan.

EXECUTIVE OFFICERS

        The following sets out information about our executive officers.

        John J. Sims.    Mr. Sims, 50, has served as our Chief Executive Officer since January 2001. For information regarding Mr. Sims' background, see "Election of Directors — Directors Table" above.

        Stephen Morrison.    Mr. Morrison, 43, was appointed our Chief Financial Officer and Senior Vice-President, Corporate Services in November 2005. Prior to his appointment to the CFO role, Mr. Morrison spent three years as our Corporate Controller. He joined us in March 2001 as Director of Finance for Asia Pacific. Prior to March 2001, Mr. Morrison held positions in finance and strategic alliances with Emergis Inc. (formerly BCE Emergis Inc.). Mr. Morrison is a Certified Management Accountant and holds a Masters of Business Administration from the Richard Ivey School of Business of the University of Western Ontario and a Bachelor of Arts in administrative and commercial studies from the University of Western Ontario.

        Alan Prenoveau.    Mr. Prenoveau, 55, is currently our Senior Vice President, Consulting & Delivery Services. Mr. Prenoveau joined Tantau in November 2000. Between November 1998 and November 2000, Mr. Prenoveau was General Manager of an Internet start-up focused on providing a fully-hosted e-commerce offering. In the thirteen years prior to that, he spent five years in various senior management positions in the consulting services division of IBM's Lotus software products division and eight years in management positions within a variety of GE businesses. Mr. Prenoveau holds a Masters of Business Administration from Xavier University and a Bachelor of Science with a major in Computer and Information Science from Ohio State University.

        Elda Rudd.    Ms. Rudd, 37, is currently our Vice President, Marketing. She joined us in November 2002. Prior to that time, Ms. Rudd was President & Co-founder of TCS, Inc., a low voltage communications cabling contractor and consultancy. Between November 2000 and July 2002, Ms. Rudd was Vice-President of Marketing for Westwave Communications, a telecom soft-switch company, and between November 1993 and October 2000, she worked at Nortel Networks in various engineering and marketing management roles in its wireless internet division. Ms. Rudd holds a Masters of Business Administration from Florida Atlantic University and a Bachelor of Science with a major in Industrial Engineering from University of Miami.

        Michael Luna.    Mr. Luna, 45, has resigned as our Chief Technology Officer, effective as of July 31, 2006. He joined us in October 2004. Between January 1999 and October 2004, Mr. Luna held a number of senior positions at Openwave Systems Inc., a provider of software and services for mobile data communications, most recently as its Vice President Consulting Engineering in the Market Development Group and CTO office. Prior to that time, Mr. Luna served as a senior member of the technical staff at AT&T Wireless Services and SBC Technology Resources, Inc.

EXECUTIVE COMPENSATION

        The tables and discussion below present information about our named executive officers, or Named Executive Officers, consisting of our chief executive officer, our four highest paid current executive officers (including our Chief Financial Officer) whose total salary and bonus exceeded $100,000 for the year ended December 31, 2005 as required by applicable Canadian rules, and any former executive officer who would have been one of the four highest paid executive officers had he or she continued to serve in that capacity.

Summary Compensation Table

        The following table sets out the remuneration paid to our Named Executive Officers. Unless otherwise indicated, all monetary figures are stated in US dollars, being our functional currency.

		Annual Compensation				Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)		Other Annual Compensation(1) ($)	Securities Issuable Under Options Granted (#)	All Other Compensation ($)

John J. Sims, Chief Executive Officer	2005 2004 2003	330,000 330,000 330,000	— — —		— — —	0 159,500 23,000	— — 91,176	(2)

Tamara Steffens, Senior Vice President, Sales(3)(4)	2005 2004 2003	180,000 90,000 n/a	— — n/a		169,201 37,766 n/a	0 90,000 n/a	— — n/a

Glenn Barrett, Chief Financial Officer and Senior Vice-President, Corporate Services(5)	2005 2004 2003	210,000 210,000 210,000	— — —		— — —	0 117,000 6,000	— — —

Michael Luna, Chief Technology Officer(6)	2005 2004 2003	220,000 40,865 n/a	— — n/a		— — n/a	0 90,000 n/a	— — n/a

Alan Prenoveau, Senior Vice President, MNO Consulting & Delivery Services	2005 2004 2003	180,000 180,000 180,000	— — —		21,367 31,315 27,402	0 45,000 6,000	— — —

Elda Rudd, Vice President, Marketing	2005 2004 2003	175,000 175,000 175,000	— 20,000 19,200	(7)	5,000 — —	0 30,000 6,000	— — 74,820	(8)

Stephen Morrison, Chief Financial Officer and Senior Vice-President, Corporate Services(9)	2005 2004 2003	143,641 140,000 140,000	4,000 — —		— — —	52,600 3,500 1,600	— — —

Notes:

(1)
Other annual compensation includes items such as sales commissions, unless otherwise noted.

(2)
In 2003, Mr. Sims received a one-time payment of $91,176 in order to reimburse him for moving costs and expenses incurred by him in connection with his relocation to our office in Santa Barbara, California.

(3)
Ms. Steffens joined our company as Senior Vice President, Sales effective July 1, 2004.

(4)
Ms. Steffens resigned from her position as Senior Vice President, Sales effective March 17, 2006.

(5)
Mr. Barrett resigned from his position of Chief Financial Officer and Senior Vice-President, Corporate Services effective November 29, 2005. His last day of employment with us was February 15, 2006.

(6)
Mr. Luna resigned from his position of Chief Technology Officer effective July 31, 2006.

(7)
In 2004, Ms. Rudd received a performance bonus of $20,000 based on her achievement of established quarterly performance objectives relating to her area of responsibility. The corresponding figure for 2003 was $19,200.

(8)
In 2003, Ms. Rudd received a one-time payment of $74,820 in order to reimburse her for moving costs and expenses incurred by her in connection with her relocation to our office in Santa Barbara, California.

(9)
Mr. Morrison was appointed our Chief Financial Officer and Senior Vice-President, Corporate Services, effective November 29, 2005. Prior to that, he spent three years as our Corporate Controller.

Option Grants During the Year Ended December 31, 2005

        The following table sets out the options to purchase common shares granted to the Named Executive Officers under our stock option plans during the year ended December 31, 2005.

						Potential Realizable Value ($) at Assumed Annual Rate of Stock Price Appreciation for Option Term(2)
	Securities Under Options Granted (#)	% of Total Options Granted to Employees in Financial Year(1)	Exercise or Base Price ($/Security)	Market Value of Securities Underlying Options on the Date of Grant ($/Security)
Name					Expiration Date	5%	10%
Stephen Morrison	1,600	<1%	$4.60	$4.60	8/19/2015	4,624	11,728
Stephen Morrison	51,000	27.4%	$4.56	$4.56	11/29/2015	146,370	370,770

Notes:

(1)
In calculating this percentage, the denominator excludes options granted to directors who are not officers.

(2)
The potential realizable value is calculated based upon the term of the option at its time of grant. It is calculated assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price. Stock price appreciation of 5% and 10% is assumed based upon the rules of the SEC and does not represent any prediction of future stock price performance.

Aggregated Option Exercises During the Year Ended December 31, 2005 and Year-End Option Values

        The following table sets out, for each Named Executive Officer as at December 31, 2005, the aggregate number of securities acquired on exercise of options during 2005 and the aggregate value realized of the securities acquired on exercise. It also shows the aggregate number of outstanding options to purchase common shares as at December 31, 2005, together with the value of such options at that date, and the aggregate number of common shares purchasable under options that were vested as at December 31, 2005 for each of the Named Executive Officers.

        Amounts reported under "Value of Unexercised In-the-Money Options at Financial Year-End" represent the difference between: (i) the market value as at December 30, 2005, the last business day of the year, of the common shares for which vested options were owned having an exercise price less than such market value; and (ii) the exercise price of such options, multiplied by the applicable number of options. The closing trading price of the common shares on the Nasdaq and on TSX as of December 30, 2005 was $3.64 and C$4.26 per common share, respectively.

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)	Unexercised Options at Year-End (#) Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at Financial Year-End ($) Exercisable/Unexercisable
John J. Sims	—	—	111,375/131,125	11,356/18,429
Tamara Steffens(1)	—	—	22,500/67,500	11,025/33,075
Glenn Barrett(2)	—	—	57,000/96,000	C$615/C$765
Michael Luna(3)	—	—	22,500/67,500	0/0
Alan Prenoveau	—	—	22,443/38,750	5,018/7,133
Elda Rudd	—	—	26,250/30,750	3,065/5,115
Stephen Morrison	—	—	3,997/56,316	1,112/1,690

Notes:

(1)
Ms. Steffens resigned from her position as Senior Vice President, Sales effective March 17, 2006. Her outstanding stock options were cancelled on April 17, 2006.

(2)
Mr. Barrett resigned as Chief Financial Officer and Senior Vice-President, Corporate Services effective November 29, 2005 and his last day of employment was February 15, 2006. His outstanding stock options were cancelled on March 17, 2006.

(3)
Mr. Luna resigned as Chief Technology Officer effective July 31, 2006. His outstanding stock options will be cancelled on August 30, 2006, except to the extent any vested options (22,500) are exercised before that date or to the extent that the Effective Time of the arrangement is before that date.

Stock Option Committee

        The Stock Option Committee, consisting of Mr. Reiter, administers our capped-off stock option plans, including our Canadian Stock Option Plan and our U.S. Stock Option Plan (which plans govern stock options granted prior to our initial public offering and are collectively referred to as the Pre-IPO Plans, and the 1999 Tantau Plan, or the Tantau Plan, which plan governs the stock options granted prior to our acquisition of Tantau in January 2001 which options were converted into options to purchase common shares in connection with the acquisition.

        Upon completion of our initial public offering in 2000, no further grants were made and no further grants will be made under the Pre-IPO Plans. In addition, no further grants will be made under the Tantau Plan and the Amended and Restated 2000 Stock Option Plan, or the 2000 Stock Option Plan. The Stock Option Committee administered grants under the 2000 Stock Option Plan and continues to administer grants under the 2005 Stock Option Plan, subject to guidelines determined by the Governance, Nomination, Human Resources and Compensation Committee.

Stock Option Plans

        Our 2005 Stock Option Plan, 2000 Stock Option Plan, Tantau Plan, and Pre-IPO Plans, or collectively, the Stock Option Plans, are designed to motivate, attract and retain our directors, officers, key employees and consultants and to align their interests with those of our shareholders. Please see the discussion above under "Special Factors — Interests of Directors and Executive Officers" for a description of the effect of the arrangement on the options that have been granted under these plans. Each of the Stock Option Plans may be amended by our board of directors, although we currently intend to submit any material amendments for approval to our shareholders, to the extent required by law and applicable stock exchange listing rules.

Canadian Stock Option Plan

        The Canadian Stock Option Plan was adopted in September 1997 and provides for the grant of options to our employees, officers, directors, consultants and advisors. The total number of securities issued under this plan is 8,323 which represents 0.1% of our current outstanding capital. All options granted under the plan have a maximum term of 10 years and have an exercise price per share of no less than the fair market value of the common shares on the date of the option grant, as determined by the board of directors or a duly authorized committee on that date. If an optionee's employment, directorship or consulting relationship with us is terminated without cause, the vested portion of any grant will remain exercisable until the expiration date of the stock option. In the event of termination for cause, the vested portion of any grant will remain exercisable for a period of 30 days after the date of termination. Unvested options will expire on termination unless the options would have vested within six months or within the required statutory notice period following a termination without cause, whichever is earlier, or within one year if termination is due to death or disability. If a change of control of our company occurs, all options become immediately vested and exercisable. If an optionee under the Canadian Stock Option Plan ceases to be our employee or consultant, we are entitled to exercise our call right to repurchase all options beneficially owned by the optionee.

U.S. Stock Option Plan

        The U.S. Stock Option Plan was adopted in October 1999 and provides for the grant of options and restricted shares to our employees, officers, directors and consultants. The plan provides for the grant of both incentive stock options and non-qualified stock options. Non-qualified stock options granted under the plan have a maximum term of 10 years and an exercise price of no less than 85% of the fair market value of the common shares on the date of the grant, as determined by the board of directors or a duly authorized committee on such date, or 110% of the fair market value for those optionees who own common shares representing more than 10% of the aggregate voting power of our outstanding securities. The total number of securities issued under this plan is 226 which represents 0.003% of our current outstanding capital. The rights of an optionee upon the termination of his or her employment, directorship or consulting relationship with us and upon a change of control are identical to those rights discussed in the Canadian Stock Option Plan above. We are entitled to exercise our call right to repurchase all options beneficially owed by an optionee under the U.S. Option Plan should an optionee cease to be our employee or consultant.

The Tantau Plan

        We assumed the Tantau Plan, on January 17, 2001, upon completion of our acquisition of Tantau. The Tantau Plan provided for the grant of options for the purchase of shares of common stock of Tantau to employees, officers, directors and consultants of Tantau. The plan provided for the grant of both incentive stock options and non-qualified stock options. We assumed the options granted under the Tantau Plan, which became options to purchase an aggregate of 351,324 of our common shares, which include a limited number of options granted outside of the Tantau Plan, but which contain comparable economic terms. The total number of securities issued under this plan is 21,897 which represents 0.4% of our current outstanding capital. We have not granted any additional options under this plan, nor will we in the future. If a change of control of our company occurs, all outstanding options under this plan become immediately vested and exercisable.

2000 Stock Option Plan

        The 2000 Stock Option Plan was adopted in December 1999 and amended and restated in January 2002. The stock options granted under the Pre-IPO Plans prior to the date of completion of our initial public offering continued to be effective and governed by the terms of the plans under which they were granted. The total number of securities issued under this plan is 880,789 which represents 14.5% of our current outstanding capital. The options granted under the 2000 Stock Option Plan have a maximum term of 10 years and an exercise price no less than the fair market value of the common shares on the date prior to the date of the grant as determined by the board of directors or duly authorized committee. Options held by any person under the 2000 Stock Option Plan, together with any other options granted to that person may not at any time exceed 5% of the aggregate number of common shares outstanding. If a change of control of our company occurs, all options granted under this plan will become immediately vested and exercisable with respect to options granted prior to January 23, 2002 and one year after the change of control (or earlier in certain circumstances, including involuntary termination) in the case of options granted on or after January 23, 2002. With the approval of the 2005 Stock Option Plan at our annual and special meeting on April 28, 2005, no further options have been or are intended to be granted under the Amended and Restated 2000 Stock Option Plan.

2005 Stock Option Plan

        The 2005 Stock Option Plan was adopted by our shareholders on April 28, 2005. The stock options granted under the Pre-IPO Plans and the 2000 Stock Option Plan continue to be effective and governed by the terms of the plans under which they were granted. Common shares were reserved for issuance under the 2005 Stock Option Plan, subject to adjustment only in the event of a stock split, stock or other extraordinary dividend, or other similar change in our common shares or capital structure. The total number of securities issuable under this plan as of December 31, 2005, is 523,213 which represents approximately 8.6% of our current outstanding capital. The maximum aggregate number of common shares which may be issued pursuant to the 2005 Stock Option Plan is 775,000. The maximum aggregate number of common shares which may be issued pursuant to the 2005 Stock Option Plan to directors who are not also employees is 190,000 common shares. The maximum number of common shares with respect to which options and stock appreciation rights may be granted to a participant during a calendar year is 250,000 common shares. For awards of restricted stock, restricted stock units and deferred share units that are intended to be performance-based compensation under Section 162(m) of the Code, the maximum number of common shares subject to such awards that may be granted to a participant during a calendar year is 250,000 common shares. In the event of a change in control (as defined in the 2005 Stock Option Plan and which does not include an acquisition of more than 50% of our common shares by Austin Ventures) and if we terminate a participant's continuous service without cause or a participant voluntarily terminates continuous service for good reason within 12 months after a change in control, the awards held by such participant shall automatically become fully vested and exercisable for all of the shares at the time represented by the award.

Summary Information Concerning Stock Option Plans

        The following table sets forth certain information relating to our stock option plans as of December 31, 2005:

Plan Category	Name of plan	Number of Common Shares to be Issued upon Exercise of Outstanding Options		Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining for Future Issuance under Plan

Option Plans approved by the Corporation's Shareholders	Canadian Stock Option Plan	8,323		$31.83	—	(1)

	U.S. Stock Option Plan	226		$100.00	—	(1)

	2000 Stock Option Plan	880,789	(2)	$8.94	—	(1)

	2005 Stock Option Plan(3)	523,213		$5.70	251,787

Subtotal		1,412,551		$7.87	251,787

Option Plans not approved by the Corporation's Shareholders(4)	Tantau Plan(4)	21,897		$21.66	—	(1)

Totals		1,434,448		$8.10	251,787

Notes:

(1)
We will not make further grants under this Plan.

(2)
Includes 15,500 common shares subject to options that were granted under the Tantau Plan prior to, and assumed by us upon, the acquisition of Tantau. While these options are governed by the terms of the Tantau Plan, applicable rules of the TSX provided that these options are notionally counted against available grant room under the 2000 Stock Option Plan.

(3)
In December 2004, we granted 427,000 options to purchase common shares to certain of our officers and directors under the 2005 Stock Option Plan, subject to obtaining shareholder approval for these grants which was subsequently obtained at our annual meeting of shareholders held in 2005.

(4)
Outstanding options under this Plan were assumed upon our acquisition of Tantau.

(5)
This figure includes 1,566 common shares subject to options that were granted outside of the Tantau Plan to a former Tantau employee.

(6)
In December 2004, we granted 427,000 options to purchase common shares to certain of our officers and directors under the 2005 Stock Option Plan, subject to obtaining shareholder approval for these grants.

Indebtedness of Directors, Officers and Others

        Our directors, senior officers, and their associates were not indebted to us or to any of our subsidiaries at any time during the last completed fiscal year.

Employment Contracts

        In November 2000, in connection with our acquisition of Tantau, we entered into an employment agreement with John J. Sims, our chief executive officer. The employment agreement was restated in February 2005 in order to reflect his current salary, which was agreed upon in 2003. In 2005, Mr. Sims received an annual base salary of $330,000. Additionally, we have established a performance related bonus for Mr. Sims. Either we or Mr. Sims may terminate Mr. Sims' employment at any time and for any reason.

However, if we exercise this right, we must pay Mr. Sims a lump sum severance payment in an amount equal to 12 or 18 months' current base salary and target bonus, determined by the period of time after termination during which Mr. Sims agrees to be bound to non-competition and non-solicitation covenants. Mr. Sims will receive an identical lump sum severance payment in the same two possible amounts in the event that he terminates his employment for good reason.

        Stephen Morrison, our Chief Financial Officer and Senior Vice-President, Corporate Services, is employed under an offer of employment letter that was entered into on November 29, 2005, which amended and restated his previous employment agreement with us. Mr. Morrison currently receives an annual salary of $180,000 per annum. Either we or Mr. Morrison may terminate Mr. Morrison's employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Morrison a lump sum severance payment in an amount equal to nine months' current base salary and nine months' historic bonus (calculated based on a monthly average of bonus amounts paid to him over the 12 months prior to the date of his termination). Mr. Morrison will also receive a lump sum severance payment based on the same calculation in the event that he terminates his employment for good reason. However, this right to receive the lump sum payment will be limited if a change in control of our company has occurred and the acquirer offers Mr. Morrison employment or continues his employment in a position that is, when taken as a whole, comparable in all significant respects to his position, authority, duties and responsibilities with us prior to such change in control and the acquirer does not terminate his employment within 12 months after the change of control.

        Alan Prenoveau, our Senior Vice President, MNO Consulting & Delivery Services, is employed under an offer of employment letter that was entered into in November 2000 and amended in March, 2003. Mr. Prenoveau currently receives an annual salary of $180,000. Either we or Mr. Prenoveau may terminate Mr. Prenoveau's employment at any time and for any reason. However, if we exercise this right, we must pay Mr. Prenoveau a lump sum severance payment in an amount equal to nine months' current base salary and nine months' historic bonus (calculated based on a monthly average of bonus amounts paid to him over the 12 months prior to the date of his termination). Mr. Prenoveau will also receive a lump sum severance payment based on the same calculation in the event that he terminates his employment for good reason. However, this right to receive the lump sum payment will be limited if a change in control of our company has occurred and the acquirer offers Mr. Prenoveau employment or continues his employment in a position that is, when taken as a whole, comparable in all significant respects to his position, authority, duties and responsibilities with us prior to such change in control and the acquirer does not terminate his employment within 12 months after the change of control.

        Elda Rudd, our Vice President, Corporate Marketing is employed under an offer of employment letter that was entered into in October 2002 and restated in March 2005. Ms. Rudd currently receives an annual salary of $175,000. Either we or Ms. Rudd may terminate Ms. Rudd's employment at any time and for any reason. However, if we exercise this right, we must pay Ms. Rudd a lump sum severance payment in an amount equal to nine months' current base salary and nine months' historic bonus (calculated based on a monthly average of bonus amounts paid to her over the 12 months prior to the date of her termination). Ms. Rudd will also receive the lump sum severance payment based on the same calculation in the event that she terminates her employment for good reason. However, this right to receive the lump sum payment will be limited if a change in control of our company has occurred and the acquirer offers Ms. Rudd employment or continues her employment in a position that is, when taken as a whole, comparable in all significant respects to her position, authority, duties and responsibilities with us prior to such change in control and the acquirer does not terminate her employment within 12 months after the change of control.

        Michael Luna, our Chief Technology Officer, has resigned, effective as of July 31, 2006. He has been employed under an offer of employment letter that was entered into on October 7, 2004. As of the date of his resignation, his current annual salary was $220,000 per annum.

        Pursuant to each employment agreement described above, we retain proprietary rights in all intellectual property assets created, developed or conceived of by the officers while they are employed by us.

Additionally, the officers are bound by non-competition and non-solicitation covenants during their term of employment and for varying periods of time thereafter.

        The officers are entitled to participate in plans maintained from time to time by us for the benefit of our employees, including those pertaining to group life, accident, dental, prescription, sickness and medical, and long term disability insurance.

Report on Executive Compensation

        Our Governance, Nomination, Human Resources and Compensation Committee is responsible for reviewing and making recommendations to the board of directors concerning the terms of the compensation packages provided to senior executive officers, including salary, bonus and awards under any new compensation plans that we may adopt in the future. The Governance, Nomination, Human Resources and Compensation Committee also supervises the Stock Option Committee's administration of our equity compensation plans and establishes guidelines for the Stock Option Committee with respect to the granting of options to our employees and consultants. The Governance, Nomination, Human Resources and Compensation Committee members are Barry Reiter and Ian Giffen, each of whom is independent in accordance with applicable rules of the Canadian securities regulators. We also believe that each of these members is deemed independent under the rules of the Nasdaq Capital Market, to which we were subject prior to our May 2006 delisting.

        Our executive compensation policies have been designed to attract, motivate and retain the key talent necessary for us to be successful in the highly competitive business environment in which we operate. Such policies have been designed to recognize and reward individual performance and provide compensation levels which are competitive with Canadian and U.S. companies of comparable size and type, and which face similar operating and financial issues.

        The Governance, Nomination, Human Resources and Compensation Committee's policy is to offer our executive officers competitive compensation opportunities based on overall company performance, individual contribution to our financial success and their personal performance in helping to build our company and position it for long-term growth. In making its determinations, the Governance, Nomination, Human Resources and Compensation Committee also considers information from professional compensation advisors and available public material. The compensation for the chief executive officer and certain other of our executive officers is decided in accordance with these compensation policies and with consideration to the employment agreements that we have entered into with them.

        The key components of each executive officer's compensation package are: (i) base salary; (ii) short-term compensation incentives; and (iii) long-term compensation incentives. The amount of emphasis on each of these components varies depending on the executive officer.

Base Salary

        Executives' salaries and benefits are intended to approximate median competitive levels for similar positions in comparable Canadian and U.S. technology companies. The Governance, Nomination, Human Resources and Compensation Committee's determination of comparable companies is generally based upon the revenues of these companies and whether they operate in a comparable sector to our company. Information about these comparable companies is generally obtained from publicly available information about these companies, from human resource professionals and based on the personal knowledge of the members of the committee. In determining base salaries when we hire an executive, the Governance, Nomination, Human Resources and Compensation Committee gives consideration to the particular executive officer's experience and leadership. For example, the committee considers the executive's career progression, position at the executive's previous employer, knowledge of our industry, relationships with customers and reputation in our industry. Base salaries are thereafter reviewed on an annual basis. The committee bases this annual review on whether the executive's salary is competitive within the industry. Executives in sales or sales support roles also receive a portion of their base salaries as sales commissions. The sales commissions are tied directly to our annual revenue target as established by our board of directors.

        The Governance, Nomination, Human Resources and Compensation Committee considered information derived from a compensation analysis prepared in respect of executive level salaries at comparable companies. The referenced companies were technology companies with similar revenues to us and operating in comparable sectors. These referenced companies may not be included in the comparable company index in the stock price performance graph below, because the committee sought comparisons based on technology companies with similar revenues and other analogous characteristics that may not coincide with the derivation of the index. Based on the information obtained from these sources, the committee determined that base salaries for the executives and our chief executive officer were appropriate, and that no adjustment to base salaries in 2006 would be made.

Short-Term Compensation Incentives

        Certain executive officers are eligible to receive a portion of their annual compensation in the form of bonuses. The Governance, Nomination, Human Resources and Compensation Committee has determined that executive bonuses for 2006 will be based on a weighted combination of our company's revenue; earnings before interest, tax, depreciation, amortization and stock compensation expense; and individual-specific operational objectives. In 2005, no bonuses were paid to executives based upon our company's financial performance. Sales-related commissions were paid to two of our executives based upon the achievement of revenue against a revenue target approved by our board of directors. A bonus of $4,000 was paid to our Chief Financial Officer and Senior Vice-President, Corporate Services while he held his previous role of Corporate Controller.

Long-Term Compensation Incentives

        Our long-term incentive compensation for executive officers is provided through grants of stock options under our stock option plans and grants of stock options, restricted stock, restricted stock units, stock appreciation rights, deferred share units and dividend equivalent rights under our 2005 Stock Option Plan. See "— Stock Option Plans" above for details regarding these plans. The Stock Option Committee of our board of directors, consisting of Mr. Reiter, administers our stock option plans subject to option grant guidelines that were developed by the Governance, Nomination, Human Resources and Compensation Committee. The number of stock options granted is generally based on each individual's position, and takes into account the number and terms of stock options that have been previously granted to that individual. Grants of equity awards are discretionary.

        Senior executives other than the named executives referred to in the Summary Compensation Table above have received option grants, in accordance with option grant guidelines developed by the Governance, Nomination, Human Resources and Compensation Committee. In establishing these guidelines, the Governance, Nomination, Human Resources and Compensation Committee considers the individual's salary range, responsibility and performance, and takes into account the number and terms of stock options that have been previously granted to that individual. Executives with a higher salary and greater responsibility typically receive more options than those with lower salaries and less responsibility.

Compensation of the Chief Executive Officer

        Our chief executive officer's compensation consists of base salary, bonuses and stock options as determined by the Governance, Nomination, Human Resources and Compensation Committee. In 2005, the chief executive officer was paid a base salary of $330,000. His target bonus was set at 60% of his base salary, but he did not receive a bonus in 2005. In the year 2005, Mr. Sims' bonus criteria were based on our financial performance. Specifically, we used earnings before interest, taxes, depreciation, amortization and stock compensation expense as the measure of his bonus. In 2006, Mr. Sims' bonus is based upon a weighted combination of our company's revenue; earnings before interest, tax, depreciation, amortization and stock compensation expense and corporate level operational objectives as established by the Governance, Nomination, Human Resources and Compensation Committee.

        As described above under " — Base Salary", The Governance, Nomination, Human Resources and Compensation Committee considered information derived from a public company compensation analysis regarding the chief executive officer's salary. Based on that information, the committee determined that the chief executive officer's base salary was appropriate and that no adjustment to his base salary for 2006 would be made. The committee also reviewed Mr. Sims' target bonus and determined that this bonus, together with his salary would place him within the range of chief executive officer compensation packages at the comparison companies.

Executive Compensation

        The Governance, Nomination, Human Resources and Compensation Committee determines the compensation of our other executive officers. Other than salaries set by employment agreements, salaries are set by the committee based on the recommendation of the chief executive officer. In making its determinations, the committee considers information from independent professional compensation advisors, the executive's experience and established or expected performance. Benefits and other compensation are also provided to executives.

        This report is presented by the members of the Governance, Nomination, Human Resources and Compensation Committee, namely:

  •
  Barry Reiter, Chairman; and

  •
  Ian Giffen

Stock Price Performance Graph

        The following graph illustrates a comparison of the cumulative total stockholder returns (change in stock price plus reinvested dividends, if any) of (using US dollars):

  •
  the Nasdaq Stock Market (U.S.) (NASDAQ);

  •
  the Nasdaq Computer Index (IXCO);

  •
  the S&P/TSX Composite Index (TSX); and

  •
  our common shares as traded on Nasdaq (SVNX) and the TSX (SVN), from January 1, 2001 to December 31, 2005.

        The graph assumes that $100 was invested on December 29, 2000 in our common shares and in each of the comparison indices, and assume that all dividends paid were reinvested. The comparisons in the graph are required by applicable Canadian and U.S. securities laws and are not intended to forecast or be indicative of possible future performance of our common shares. Our common shares were delisted from the Nasdaq Capital Market on May 18, 2006.

Comparison of 5 Year Cumulative Total Return*
Among 724 Solutions Inc., The Nasdaq Stock Market (U.S.) Index,
The S&P/TSX Composite Index and The Nasdaq Computer Index

* $100 invested on 12/29/00 in stock or index-including reinvestment of dividends.

Cumulative Total Return

	12/29/00	12/31/01	12/31/02	12/31/03	12/31/04	12/30/05

724 Solutions Inc. (Nasdaq)	100.00	14.74	3.00	1.83	4.78	2.18

724 Solutions Inc. (TSX)	100.00	15.26	3.21	1.54	3.76	1.67

Nasdaq Stock Market (U.S.)	100.00	70.75	51.08	76.82	85.44	96.38

S&P/TSX Composite	100.00	87.43	76.55	97.01	111.06	137.85

Nasdaq Computer	100.00	74.17	36.02	52.55	51.31	57.12

        The stock performance graph above will not be deemed to be incorporated by reference into any filing by us under the U.S. Securities Act or the U.S. Exchange Act, except to the extent that we specifically incorporate the same by reference.

DIRECTORS AND OFFICERS INSURANCE

        We have purchased and maintain a policy of insurance for the benefit of our directors and officers, as permitted by the CBCA. This policy insures the directors and officers against certain liabilities incurred by them in their capacities as our directors and officers, or in their capacities as directors and officers of other corporations where they have acted in that capacity at our request, except where such liability relates to the failure by the director or officer to act honestly, in good faith and with a view to the best interests of our company or the best interests of such other corporation, as the case may be. The policy provides for $10,000,000 of coverage per loss and in the annual aggregate, for which we pay an annual premium of $242,000 subject to a deductible of $250,000 per securities claim and $150,000 per other claim.

        We have also purchased a six-year run off endorsement for the former directors and officers of Tantau, which covers acts and omissions occurring prior to our acquisition of Tantau. The policy provides for $3,000,000 of coverage per loss, for which we paid a premium of $40,000 for the entire six-year period.

        Under the arrangement agreement, we and Holdings have agreed to maintain the indemnification agreements currently in place with our directors, officers and employees, as well as the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by us and our Subsidiaries, for a period of six years following the Effective Date.

        Prior to the Effective Date, we may, at our option or, following the Effective Date, Holdings may, require us to purchase "run-off" directors' and officers' liability insurance providing coverage substantially as favourable to such directors and officers as that in effect under such current policies to cover prior events during such six year period.

COMPENSATION OF DIRECTORS

        In 2005, we compensated directors who were not also executive officers for serving on the board of directors on the following basis:

  •
  annual board of directors retainer of $20,000;

  •
  the Chairman of the board of directors received an additional annual retainer of $10,000;

  •
  the Chairman of the Audit Committee received an additional annual retainer of $10,000;

  •
  each of the other committee chairpersons received an additional annual retainer of $5,000; and

  •
  the Chairman of the special committee received a retainer of $7,500, and each of the other members of the special committee received a retainer of $5,000.

        We expect that independent directors will be compensated on the same basis in 2006, except that the compensation arrangements described above for the special committee will be paid as to each calendar quarter (or portion thereof) in 2006 until the special committee is dissolved. In addition, under our current compensation arrangements, independent directors are granted options to purchase common shares upon joining the board of directors and receive subsequent annual grants of options in such number as is deemed appropriate by the Governance, Nomination, Human Resources and Compensation Committee. These options have an exercise price that is equal to the fair market value of our common shares on the date prior to the date of the grant. In 2005, we did not grant any options to purchase common shares to our directors who are not also executive officers. Directors are also reimbursed for their reasonable out-of-pocket expenses for attending board and committee meetings.

COMPLIANCE WITH SECTION 16(A) OF THE U.S. EXCHANGE ACT

        Section 16(a) of the U.S. Exchange Act, requires our directors, executive officers and persons who own more than 10% of our common shares (collectively, "Reporting Persons") to file reports of ownership and changes in ownership of our common shares with the SEC. We believe, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons, that during the fiscal year ended December 31, 2005, all of these reports were filed by the Reporting Persons on a timely basis, other than a Form 4 report of a stock option grant that was not filed by Patrick Engel (our Vice President, Development) on the date required for filing.

STATEMENT OF CORPORATE GOVERNANCE PRACTICES

        During fiscal 2005, the board of directors held six meetings, the Audit Committee held five meetings, the Human Resources and Compensation Committee held four meetings, the Corporate Governance Committee held four meetings and the special committee held five meetings. The Stock Option Committee enacts written resolutions from time to time authorizing the grant of stock options but does not conduct formal meetings. A "Record of Attendance by Directors" at meetings of the board of directors and its committees for the 12-month period ended December 31, 2005 is set out in Appendix K.

        The Ontario Securities Commission has adopted National Instrument 58-101, or NI 58-101, which requires the description and disclosure of our corporate governance practices. NI 58-101 addresses matters such as the constitution and independence of corporate boards, the functions to be performed by boards and their committees and the effectiveness and evaluation of board members.

        To maintain high standards of corporate governance in a rapidly changing environment, our governance processes are subject to ongoing review and assessment by the Governance, Nomination, Human Resources and Compensation Committee of the board of directors. The board of directors and management believe that good corporate governance practices are an important factor in our overall success.

        The following table indicates how our system of corporate governance aligns with NI 58-101.

NI 58-101 Corporate Governance Practices	Comments
1. Board of Directors	We align with this practice. A majority of our directors (4 out of 6) are independent from management and free from any interest, business or other relationship that could, or could reasonably be perceived to, materially interfere with the director's ability to act in the best interests of our company. Our independent directors include Ian Giffen (our Chairman), James Dixon, Barry Reiter and Benjamin Scott. As a result of his position as a general partner of the general partners of Austin Ventures, Mr. Aragona is not an independent director. John Sims is not independent since he is our chief executive officer. The board of directors has determined that the directors other than Messrs. Aragona and Sims qualify as "independent directors", as that expression is defined in section 1.4 of Canadian Multilateral Instrument 52-110 — Audit Committees.

The board of directors determines on an ongoing basis whether each director is an "unrelated director" or not. In order to make that determination, the board of directors analyses all relationships of our directors. Based on the foregoing and on the information provided by directors as to their individual circumstances, only Mr. John J. Sims cannot be qualified as an "unrelated director" since he is our chief executive officer. The other directors, namely Messrs. J. Ian Giffen, James Dixon, Barry Reiter, Benjamin L. Scott and Joseph C. Aragona are "unrelated directors". None of these "unrelated directors" work in our day-to-day operations, or are party to any material contracts with us or receive any fees from us other than as directors. The board of directors has determined that legal services provided by Torys LLP did not interfere with Mr. Reiter's ability to act in our best interests while he was a partner at Torys LLP. In addition, the board of directors has determined that Mr. Aragona's and Mr. Scott's relationships to Austin Ventures do not interfere with their ability to act in our best interests. The board of directors is satisfied with measures taken to ensure for the adequate disclosure of the nature of the relationships between us and Mr. Reiter, Mr. Aragona and Mr. Scott.
We do not have a significant shareholder with the ability to exercise a majority of the votes for the election of the board of directors.
More information about each director can be found in the "Directors Table".

2. Board Mandate	The board of directors has adopted a board of directors mandate, the full text of which is included as Appendix L to this Circular. The mandate of the board of directors is also available on our website (www.724.com). The board of directors has formalized its governance mandate through the adoption of a written charter that defines its stewardship responsibilities. The board of directors' principal responsibilities are: to approve corporate strategies and goals; to ensure that effective communications systems are in place between us, our stakeholders, and the public; to supervise and evaluate management, including the establishment of appropriate limitations on the authority of our executives; to provide oversight of the conduct of the business; and to monitor organizational performance against those goals and executive limitations. This mandate is to be carried out in a manner that protects our value and provides ongoing benefit to our shareholders. In addition, the board of directors has formally articulated limitations on the authority of our executives regarding the conduct of the business. We require members of our board of directors to attend our annual meeting of shareholders absent a significant irreconcilable conflict.
Also, all matters of policy and all actions proposed to be taken by us which are not in the ordinary course of our operations require prior approval of the board of directors or of a board committee to which appropriate authority has been delegated by the board of directors. In particular, the board of directors approves the appointment of all executive officers, the long-term strategic plans and the annual budget and capital plan.
3. Position Descriptions	Position descriptions for the Chairperson of the board of directors and the chief executive officer are found in the board of directors' mandate included as Appendix L to this Circular.
4. Orientation and Continuation Education	We align with this Practice, as we have developed and provide orientation materials and procedures for new directors.
New directors also have access to fellow directors and senior management who also assist new directors to understand the contribution individual directors are expected to make, including in particular, the commitment of time and energy we expect of our directors.

5. Ethical Business Conduct	In 2005, we adopted a code of ethics that applies to all employees, directors and officers, including our chief executive officer, chief financial officer and principal accounting officer/controller. All of our employees, directors and officers are required to submit an acknowledgment on a form applicable to their respective role, indicating that they have received and read a copy of the code of ethics and understand their obligations to comply with the provisions outlined in it. No material violations were reported in respect of the code of ethics in 2005, and no waivers were sought by or granted to our directors or executive officers in 2005. The code of ethics constitutes written standards that are designed to promote integrity and to deter wrongdoing. The code of ethics addresses:
• conflicts of interest, including transactions in respect of which a director or executive officer has a material interest;
• protection and proper use of corporate assets and opportunities;
• confidentiality of corporate information;
• fair dealing with our company's securityholders, customers, suppliers, competitors and employees;
• compliance with laws, rules and regulations; and
• reporting of any illegal or unethical behaviour.
The board of directors is responsible for monitoring compliance with the code of ethics.
To ensure the board of directors exercises independent judgment in considering transactions, agreements or decisions in respect of which a director has a material interest, the board of directors follows a practice whereby any such director must be absent during any board discussion pertaining thereto and not cast a vote on any such matter.
Our code of ethics is available on www.sedar.com and on EDGAR at www.sec.gov.

Our Governance, Nomination, Human Resources and Compensation Committee is generally mandated to be responsible for developing policies and implementing procedures related to our corporate governance matters. Included in its mandate is responsibility for: developing and monitoring our approach to corporate governance issues, establishing procedures for the identification of new nominees to the board of directors, developing and implementing orientation procedures for new directors and assessing the effectiveness of the board of directors and its committees. The charters of our committees are available on our website (www.724.com).
6. Nomination of Directors	Our Governance, Nomination, Human Resources and Compensation Committee is mandated to identify and select nominees for election to our board of directors and identify and propose to the board of directors candidates to fill vacancies on the board of directors. In making its recommendations, the Governance, Nomination, Human Resources and Compensation Committee considers:
• the competencies and skills the board of directors, as a whole, should possess,
• the competencies and skills of each existing director,
• the competencies and skills of each new nominee, and
• whether the new nominee can devote sufficient time and resources to his or her duties as a director.
7. Compensation	We align with this practice, as our Governance, Nomination, Human Resources and Compensation Committee is mandated to review and recommend to the board of directors proposals for the remuneration of directors. The Committee considers time commitment, responsibilities and fees paid by our peer group in determining remuneration. See "Compensation of Directors" and "Executive Compensation".

8. Other Board Committees	We align with this practice. The members of our Audit Committee are J. Ian Giffen (Chair), James Dixon and Benjamin Scott. The board of directors has determined that all of the members of the Audit Committee are independent (within the meaning of applicable listing and securities regulation standards) and financially literate (within the meaning of sections 1.4 and 1.5 of Canadian Multilateral Instrument 52-110 — Audit Committees). We also believe that each of these members is deemed independent under the rules of the Nasdaq Capital Market, to which we were subject prior to our May 2006 delisting. Our Audit Committee is mandated to: oversee the retention, independence, performance and compensation of our independent auditors and the establishment and oversight of our systems of internal accounting and auditing control. In particular, the Audit Committee is responsible for ensuring that there are adequate internal controls over accounting and financial reporting systems. The Audit Committee is permitted and encouraged to consult with management, internal accountants, and our independent auditors on matters related to our annual audit and the internal controls, published financial statements, accounting principles and auditing procedures. In addition, the Audit Committee must meet separately with our external auditors without management, at least once a year and more frequently as required, during which our financial statements and control environment are discussed. We have adopted a charter for the Audit Committee that details its mandate, a copy of which is attached as Appendix J to this Circular.
The members of our special committee include J. Ian Giffen, James Dixon and Barry Reiter. Each of these directors is independent of management and independent of Austin Ventures. Our board of directors appointed our special committee on October 19, 2005 to assess, consider and review potential value enhancing strategic transactions and bring forward its recommendations to the board of directors.

The board of directors has adopted the following definition of "financial literacy": "the ability to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement". All of the members of the Audit Committee are financially literate as (i) Mr. Dixon has held many senior executive positions with Bank of America, has served as a chief financial officer and has been chair of the Audit Committee for public companies; (ii) Mr. Giffen has served as a consultant and chief financial officer in the past, is a Chartered Accountant and has fulfilled the position of Audit Committee chair for a number of companies, and (iii) Mr. Scott has served as a chief executive officer and in senior management positions with various corporations. In addition, each member of the Audit Committee is an audit committee financial expert, which can be defined as a person who has the following attributes:
• An understanding of generally accepted accounting principles and financial statements;
• The ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;
• Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;
• An understanding of internal control over financial reporting; and
• An understanding of audit committee functions.

9. Assessments	Our Governance, Nomination, Human Resources and Compensation Committee is generally mandated to be responsible for developing policies and implementing procedures related to our corporate governance matters. Included in its mandate is responsibility for: developing and monitoring our approach to corporate governance issues, establishing procedures for the identification of new nominees to the board of directors, developing and implementing orientation procedures for new directors and assessing the effectiveness of the board of directors and its committees. The charters of our committees are available on our website (www.724.com). We align with this Guideline, as our Governance, Nomination, Human Resources and Compensation Committee is mandated to monitor the quality of the relationship between management and the board of directors and to assess the effectiveness of the board of directors, its committees and individual directors, and recommend improvements. The Governance, Nomination, Human Resources and Compensation Committee has implemented a formal process for the annual assessment of the directors.

INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS

        None of our directors or officers, or any shareholder of record as of the date of this Circular who owned, of record or to our knowledge, more than 5% of the outstanding common shares, or any affiliate or associate thereof, had any material interest, direct or indirect, in any transaction during the last three fiscal years, or since the commencement of our current financial year, in any completed or proposed transaction which has materially affected or will materially affect us or any of our subsidiaries, other than the following.

        Austin Ventures originally offered Mr. Sims the right to invest up to $1,000,000 of his own money in Holdings if he were to continue as chief executive officer following the arrangement. Mr. Sims and Holdings have entered into an arrangement that provides for Mr. Sims' contribution of his 81,222 common shares of our company in exchange for shares of Holdings convertible preferred stock effective immediately prior to the filing of the Articles of Arrangement. Mr. Sims has indicated that he does not intend to invest any additional amounts in Holdings at this time. For further details see "Special Factors — Interests of Directors and Executive Officers".

Torys LLP

        In 2005, we obtained legal services relating to corporate/commercial/securities matters from Torys LLP, a New York/Toronto law firm. Mr. Reiter, a member of our board of directors, was a partner of that firm until his resignation from Torys LLP effective May 12, 2006.

Austin Ventures

        On May 14, 2004, we entered into a series of agreements, including a secured convertible note purchase agreement between us and our wholly owned subsidiary, 724 Solutions Software Inc., and Austin Ventures, or the Lenders, in connection with the private placement of up to $8,000,000 of Notes for cash. The non-brokered private placement of Notes was completed in two tranches. The first tranche of the financing involved the issuance of $3,044,000 of Notes and was completed on May 14, 2004. The second tranche of the financing involved the issuance of $4,956,000 of Notes and was completed on June 29, 2004 after we obtained shareholder approval of the transactions.

        The Notes have a three-year term and accrue interest at a rate of 2.5% per quarter, of which 1.25% is payable in arrears at the beginning of each quarter and the remainder of which is due at maturity. The principal amounts of the Notes and all interest owing at maturity are convertible at the option of the Lenders into common shares at a conversion price of $3.07 per share. The interest payable quarterly is convertible at our option into common shares at a conversion price of $3.07 per share. The conversion price was based on the volume weighted average trading price of our common shares on the TSX for the five trading days prior to May 14, 2004. Subject to certain exceptions, if we issue any common shares or securities convertible into common shares at a price that is less than the conversion price of the Notes then in effect, then such conversion price shall be subject to a weighted average anti-dilution adjustment, whereby the conversion price will be reduced based on the weighted average price of the additional securities issued. The conversion price will not be lowered by more than 15% of the initial conversion price of $3.07.

        Austin Ventures is our largest beneficial shareholder. Assuming that all of the Notes are converted into common shares at the lowest possible conversion price on the maturity date, all interest accrued on the Notes through the maturity dates is paid with common shares, and that no additional common shares are issued, Austin Ventures could at that time be deemed to beneficially own up to 44.23% of our issued and outstanding common shares.

        Joseph C. Aragona is currently a member of our board of directors. He is also a general partner of AV Partners VI, L.P., or AVP VI, which serves as the general partner of both Austin Ventures VI, L.P., or AV VI, and Austin Ventures VI Affiliates Fund, L.P., or AV VI A. In addition, Mr. Aragona is a general partner of AV Partners VIII, L.P., or AVP VIII, which serves as the general partner of Austin Ventures VIII, L.P., or AV VIII. As a general partner of AVP VI and AVP VIII, Mr. Aragona may have a limited pecuniary interest in the private placement transactions. Mr. Aragona did not participate in the deliberations or voting of our board of directors with respect to the approval of the private placement transactions.

        We granted the Lenders a blanket security interest in all of our assets to secure the timely payment and performance in full of all of the obligations under the Notes. The security interest ranks senior to all of our indebtedness other than fully-funded indebtedness of up to $1,500,000.

        We granted the Lenders certain registration rights, pursuant to the terms and provisions of a registration rights agreement, to enable the resale of common shares issuable upon conversion of the Notes and the interest payable thereon and other common shares held by the Lenders. In accordance with the terms of the registration rights agreement, the Lenders may, at any time, require us to file a registration statement with the SEC, registering these common shares.

        The Notes are subject to customary events of default, including the failure to pay interest or principal, and specified types of bankruptcy events. Additional events of default include the issuance of certain capital securities that, if not for the limitation noted above, would cause the conversion price of the Notes to be lowered by more than 15% of the initial conversion price and our entering into specified types of merger or acquisition transactions. An event of default would require us to repay all amounts owing under the Notes.

        In January 2005, we issued 33,549 common shares to Austin Ventures in connection with the repayment of interest owing on the Notes. In January 2006, we issued 35,259 common shares to Austin Ventures in connection with the repayment of interest owing on the Notes.

        On March 9, 2006, Austin Ventures submitted a revised non-binding proposal to acquire all of our outstanding common shares not then-owned by Austin Ventures for cash consideration of $3.34 per common share, an increase from the original offer by Austin Ventures of $3.07 per share. After consideration and evaluation by our special committee of independent directors in conjunction with advice from TWP and Torys LLP, our special committee accepted the Austin Ventures proposal on behalf of our company as a basis for negotiating a definitive arrangement agreement. On March 10, 2006, we announced that our special committee had received and accepted Austin Ventures' proposal. On April 6, 2006, we entered into the arrangement agreement with Holdings (an affiliate of Austin Ventures) and AV VIII and agreed to enter into the arrangement, all as described above. See "Special Factors — Background to the Arrangement Agreement".

        For a description of Mr. Sims' interest in the transactions contemplated by the arrangement. Please see "Special Factors — Interest of Directors and Executive Officers".

REPORT OF THE AUDIT COMMITTEE

        Our Audit Committee is described at item 8 of the "Statement of Corporate Governance Practices" above.

        The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2005. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the U.S. Securities Act, or the U.S. Exchange Act, except to the extent that we specifically incorporate it by reference in such filing.

        Review with Management.    The Audit Committee has reviewed and discussed our audited financial statements with management.

        Review and Discussions with Independent Accountant.    The Audit Committee has discussed with KPMG LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which include, among other items, matters related to the conduct of the audit of our financial statements.

        The Audit Committee also has received written disclosures and the letter from KPMG LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and our related entities) and has discussed with KPMG LLP its independence from us.

        Conclusion.    Based on the review and discussions referred to above, the committee recommended to our Board that our audited financial statements be included in our annual Form 10-K report for the fiscal year ended December 31, 2005.

        This report is submitted by the members of the Audit Committee of the board of directors, namely:

  •
  J. Ian Giffen, Chairman;

  •
  James Dixon; and

  •
  Benjamin L. Scott.

APPOINTMENT OF AUDITORS

        Unless such authority is withheld, the persons named in the accompanying form of proxy intend to vote FOR the appointment of KPMG LLP, Chartered Accountants, Toronto, Ontario, as our independent auditors to hold office until the next annual meeting of shareholders in the absence of direction from the shareholder granting the proxy to vote AGAINST or to abstain from voting for the proposed nominee. KPMG LLP has audited our consolidated balance sheets as at December 31, 2005, December 31, 2004 and December 31, 2003, and the consolidated statements of operations, shareholders' equity and cash flows for the years ended December 31, 2005, December 31, 2004 and December 31, 2003, as stated in its report appearing in our Annual Report. KPMG LLP has been our auditor since March 1999.

        Representatives of KPMG LLP are expected to be present at the meeting and to be available to respond to appropriate questions and to make statements as they desire.

        This resolution requires the approval of at least a majority of the votes cast at the meeting by shareholders who vote in respect of the appointment of the auditors at the meeting (present in person or represented by proxy).

Audit Fees

        KPMG LLP billed us C$195,000 (approximately $160,661) in 2005 and C$168,000 (approximately $134,615) in 2004 for professional services rendered for the audit of our annual financial statements and the review of financial statements included in statutory and regulatory filings.

Audit-Related Fees

        There were no additional fees, outside of the audit fees and tax related fees described above, charged by KPMG LLP to us. For greater clarity, KPMG LLP did not provide any of the following services: Sarbanes- Oxley Section 404 advisory services, audits of employee benefit plans, transaction due diligence and other services related to dispositions and acquisitions.

Tax Fees

        KPMG LLP billed us C$38,165 (approximately $31,445) in 2005 and C$35,325 (approximately $28,305) in 2004 for professional services rendered for tax compliance, tax advice, and tax planning. The taxation advisory services provided related primarily to payroll taxation matters, taxation of stock options and preparation of corporate tax returns.

All Other Fees

        KPMG LLP billed us C$0 in 2005 and C$50,600 (approximately $40,545) in 2004 for professional services rendered in connection with statutory audits and other matters.

        The Audit Committee has considered whether the provision of these services is compatible with maintaining KPMG LLP's independence and is of the opinion that the provision of these services does not compromise KPMG LLP's independence. The Audit Committee, in accordance with the Audit Committee's policy for the engagement of our independent auditor to provide non-audit services, must pre-approve all non-audit services provided by KPMG LLP. The policy restricts the type of non-audit services that the auditors may provide to our subsidiaries and us. It includes a mechanism for the consideration and pre-approval by the Audit Committee of all services to be provided by the auditors as well as the associated fees. In 2005, all non-audit services that were performed by the auditors were pre-approved by the Audit Committee.

SHAREHOLDER PROPOSALS

        Under applicable Canadian securities regulations, proposals of resolutions by shareholders intended to be presented at the 2007 annual meeting of shareholders must be received for inclusion in our Circular for such meeting by January 30, 2006. Any proposals submitted pursuant to Rule 14a-8 under the U.S. Securities Exchange Act of 1934 and intended to be presented at that meeting must be received not later than                , in order to be governed by such Rule. Please note that we will not be subject to Rule 14a-8 if the arrangement is completed as presently contemplated. Shareholders submitting such proposals are requested to address them to 724 Solutions Inc., 20 York Mills Road, Suite 201, Toronto, Ontario, Canada, M2P 2C2, Attention: Corporate Secretary.

ADDITIONAL INFORMATION

        Additional information about us including:

  •
  our Annual Report on Form 10-K for the fiscal year ended December 31, 2005, containing our comparative annual financial statements for the year ended December 31, 2005, together with the report of our auditors thereon, and management's discussion and analysis of our financial condition and results of operations for the year ended December 31, 2005;

  •
  our interim financial statements for periods subsequent to the end of our last financial year and management's discussion and analysis of our financial condition and results of operation for those periods; and

  •
  this Circular,

is available on SEDAR at www.sedar.com and on EDGAR at www.sec.gov or on our website at www.724.com. Information appearing on our website shall not be deemed to be part of this Circular. You may request a copy of the above documents from us at: 724 Solutions Inc., 20 York Mills Road, Suite 201, Toronto, Ontario, Canada, M2P 2C2, Attention: Corporate Secretary.

        We have filed a Schedule 13E-3 with the SEC with respect to the proposed arrangement. As permitted by the SEC, this Circular omits certain information contained in the Schedule 13E-3. The Schedule 13E-3, together with any amendments and exhibits filed with or incorporated by reference in the Schedule 13E-3 is available for inspection or copying as set forth above.

APPROVAL BY BOARD OF DIRECTORS

        The contents of this Circular and its sending to shareholders have been unanimously approved by the board of directors.

DATED the         day of                    , 2006

By Order of the Board of Directors,

Stephen Morrison Chief Financial Officer and Senior Vice-President, Corporate Services

APPENDIX A

ARRANGEMENT RESOLUTION

RESOLUTION FOR CONSIDERATION BY SHAREHOLDERS
AND HOLDERS OF IN-THE-MONEY OPTIONS

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

Arrangement

1.
Following the continuance, the arrangement (the "Arrangement") under section 182 of the Business Corporations Act (Ontario) (the "OBCA") substantially as set forth in the plan of arrangement (the "Plan of Arrangement") attached as Appendix D to the Management Information Circular and Proxy Statement of 724 Solutions Inc. (the "Corporation") dated                                    , 2006, all as more particularly described in the Management Information Circular and Proxy Statement (as the Plan of Arrangement and all transactions contemplated thereby may be or may have been modified or amended) be and are hereby authorized, approved and adopted;

2.
The Plan of Arrangement, the full text of which is set out in Appendix D to the Management Information Circular and Proxy Statement (as the Plan of Arrangement may be or may have been modified or amended) is authorized, approved and adopted.

3.
Notwithstanding that this resolution has been passed by the securityholders (as defined in the Management Information Circular and Proxy Statement) or that the Arrangement has been approved by the Ontario Superior Court of Justice, the directors of the Corporation are hereby authorized and empowered without further notice to, or approval of, the securityholders (i) to amend the arrangement agreement entered into between the Corporation, 724 Holdings, Inc. and Austin Ventures VIII, L.P. on April 6, 2006 (the "Arrangement Agreement") or the Plan of Arrangement to the extent permitted thereby, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

4.
Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute and to deliver articles of arrangement and all other documents as are necessary or desirable to the Director under the OBCA and to execute all documents and to do all such acts and things as in the opinion of such person may be necessary or desirable to carry out the foregoing.

General

1.
Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, all such documents, agreements and instruments and to perform or cause to be performed all such other acts and things as in such person's opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents, agreements or instruments and the taking of any such actions.

A-1

APPENDIX B

CONTINUANCE RESOLUTION

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

Continuance

1.
724 Solutions Inc. (the "Corporation") is authorized to make application to the Director under the Business Corporations Act (Ontario) (the "OBCA"), for a certificate of continuance, continuing the Corporation as if it had been incorporated under the OBCA.

2.
The Corporation is authorized to make application to the Director under the Canada Business Corporations Act for a letter of satisfaction to permit such continuance and a certificate of discontinuance.

3.
The articles of the Corporation shall be amended to make any changes necessary to make the articles of continuance conform to the OBCA.

4.
The directors are authorized to abandon the applications without further approval of the shareholders.

5.
Any officer or director of the Corporation is authorized and directed for and on behalf of the Corporation to execute and deliver articles of continuance, in duplicate, and all other documents as are necessary or desirable to the Director under the OBCA and to execute all documents and to do all such acts and things as in the opinion of such person may be necessary or desirable to carry out the foregoing.

General

1.
Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, all such documents, agreements and instruments and to perform or cause to be performed all such other acts and things as in such person's opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents, agreements or instruments and the taking of any such actions.

B-1

APPENDIX C

ARRANGEMENT AGREEMENT

        THIS ARRANGEMENT AGREEMENT (this "Agreement") is made and entered into as of April 6, 2006, by and among 724 HOLDINGS, INC., a Delaware corporation ("Holdings"), 724 SOLUTIONS INC., a corporation organized under the Canada Business Corporations Act ("724 Solutions") and, for purposes of Article 7 only, AUSTIN VENTURES VIII, L.P., a Delaware limited partnership ("Austin Ventures VIII").

RECITALS

        WHEREAS, 724 Solutions' board of directors, based on a recommendation of a special committee thereof comprised entirely of directors independent of management of 724 Solutions and of Austin Ventures, LP and its affiliated and related entities (the "Special Committee"), and the board of directors of Holdings has approved and determined that it is fair and advisable for their respective securityholders to effect a combination of Holdings and 724 Solutions, as a result of which 724 Solutions would become a wholly-owned subsidiary of Holdings.

        WHEREAS the parties hereto intend to carry out the transactions contemplated herein by way of a plan of arrangement under the provisions of the Canada Business Corporation Act and the Business Corporations Act (Ontario), pursuant to which the shareholders of 724 Solutions will dispose of their common shares which shall be converted into the right to a per share cash payment at the rate set forth herein.

        WHEREAS the parties hereto have entered into this Agreement to provide for the matters referred to in the foregoing recitals and for other matters relating to such arrangement.

AGREEMENT

        NOW THEREFORE, in consideration of the covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto do hereby covenant and agree as follows.

ARTICLE 1

INTERPRETATION

1.1   Definitions

        In this Agreement, unless the context otherwise requires:

        "1933 Act" means the United States Securities Act of 1933, as amended;

        "724 Solutions Documents" has the meaning ascribed to it in Section 6(b) of Schedule C;

        "Acquisition Proposal" means a proposal or offer with respect to any merger, amalgamation, consolidation, arrangement, business combination, recapitalization, take-over bid, sale of material assets, sale of equity of 724 Solutions or a Subsidiary or rights or interests therein or thereto, a debt financing, or similar transactions involving 724 Solutions or any Subsidiary, excluding the Arrangement;

        "Affiliate" has the meaning ascribed to it under Rule 144 under the 1933 Act;

        "Arrangement" means the arrangement of 724 Solutions under Section 192 of the CBCA and Section 182 of the OBCA on the terms and subject to the conditions set out in the Plan of Arrangement, subject to any amendments or variations thereto made in accordance with this Agreement or the Plan of Arrangement or made at the direction of the Court in accordance with the Final Order;

        "Arrangement Resolution" means the special resolution of the Shareholders and the Holders of Cashed-out Options, voting together as a single class, approving the Arrangement, to be substantially in the form and content of Schedule A;

        "Articles of Arrangement" means the articles of arrangement of 724 Solutions in respect of the Arrangement that are required by the OBCA to be filed with the Director under the OBCA after the Final Order is made in order to effect the Arrangement;

        "Austin Ventures Funds" means Austin Ventures VI, L.P., Austin Ventures Affiliates Fund VI, L.P. or Austin Ventures VIII;

        "Business Day" means any day, other than Saturday, Sunday and a statutory holiday in Austin, Texas, United States or the Province of Ontario, Canada;

        "CBCA" means the Canada Business Corporations Act, R.S.C. 1985, c.C-44, and the regulations promulgated under that Act, each as amended;

        "Cashed-out Option" means each Option in which the difference, if any, between the Purchase Price and the exercise price of that Option is greater than zero;

        "Certificate of Arrangement" means the Certificate of Arrangement to be issued by the Director in respect of the Articles of Arrangement to be filed by 724 Solutions to give effect to the Arrangement contemplated by this Agreement;

        "Circular" means the management information circular/proxy statement, including all appendices thereto, to be prepared in accordance with this Agreement and sent to the Shareholders and Holders of Cashed-out Options in connection with the Meeting;

        "Closing Time" has the meaning ascribed to it in Section 2.6;

        "Code" means the Internal Revenue Code of 1986, as amended;

        "Confidentiality Agreement" means the Confidentiality Agreement dated November 11, 2005 between Austin Ventures, LP and 724 Solutions;

        "Continuance Resolution" means a special resolution of the Shareholders approving the continuance of 724 Solutions as an Ontario corporation under the OBCA.

        "Court" means the Superior Court of Justice (Ontario);

        "Depositary" means Computershare Investor Services Inc., being the depositary and paying agent appointed by 724 Solutions for the purpose, amongst other things, of exchanging certificates representing Shares for cash;

        "Director" means the Director appointed pursuant to Section 278 of the OBCA;

        "Dissent Rights" means the rights of dissent in respect of the Continuance and the Arrangement as described in the Plan of Arrangement;

        "Dissenting Shareholder" means any Shareholder who has properly exercised its Dissent Rights and has not withdrawn or been deemed to have withdrawn such Dissent Rights;

        "Effective Date" means the date shown on the Certificate of Arrangement to be issued under the Act giving effect to the Arrangement, which date shall be determined in accordance with Section 2.6;

        "Effective Time" has the meaning ascribed to it in the Plan of Arrangement;

        "Employee Rollover Agreement" means a written agreement between Holdings (or one of its Affiliates) and an officer or employee of 724 Solutions or its Subsidiaries, (i) pursuant to which Holdings (or one of its Affiliates) has agreed to take in exchange, and such officer or employee has agreed to contribute, that number of Shares held by such officer or employee stipulated in the agreement (if any) for consideration not exceeding US$3.34 per Share, which consideration consists of shares of capital stock of Holdings, except that cash may be paid in lieu of issuing fractional shares; (ii) which has been entered into prior to the Effective Time and is to be completed immediately prior to the Effective Time; (iii) under which all conditions to closing (other than completion of the Arrangement) have been satisfied or waived as of the Effective Time; and (iv) which has not been terminated by such officer or employee or by Holdings (or one of its Affiliates) as of the Effective Time;

        "Encumbrance" includes, without limitation, any mortgage, pledge, assignment, charge, lien, security interest, adverse interest in property, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

        "Expense Reimbursement" has the meaning ascribed to it in Section 6.3(a);

        "Exchange Act" means the United States Securities Exchange Act of 1934, as amended;

        "Final Order" shall mean the final order of the Court approving the Arrangement as such order may be amended at any time prior to the Effective Time or, if appealed, then (unless such appeal is withdrawn or denied), as affirmed on appeal prior to the Effective Time;

        "Financial Advisor" shall mean Thomas Weisel Partners LLC;

        "Financial Statements" means the audited consolidated financial statements of 724 Solutions for the fiscal year ended December 31, 2005, including the notes to such statements and the unaudited consolidated financial statements of 724 Solutions for the three months ended March 31, 2006, including the notes to such statements;

        "Governmental Entity" means any (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) self-regulatory organization or stock exchange including, without limitation, the NASDAQ and the TSX, (c) subdivision, agent, commission, board, or authority of any of the foregoing, or (d) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

        "Holders" means (a) when used with reference to the Shares, the holders thereof shown from time to time in the register of holders of Shares maintained by or on behalf of 724 Solutions and, where the context so provides, includes joint holders of such Shares and (b) when used with reference to the Options, means the holders thereof shown from time to time in the register maintained by or on behalf of 724 Solutions in respect of Options;

        "Interim Order" means the interim order of the Court in respect of the Arrangement, as contemplated by Section 2.2 of the Agreement;

        "In-the-Money Amount" means, for each Option, the positive difference, if any, between the Purchase Price and the exercise price of that Option;

        "Laws" means all laws, by-laws, rules, regulations, orders, ordinances, protocols, codes, guidelines, policies, notices, directions and judgments or other requirements of any Governmental Entity;

        "Letter of Transmittal" means the letter of transmittal sent by 724 Solutions to the Shareholders concurrently with the sending of the Circular for the Meeting;

        "Material Adverse Change" or "Material Adverse Effect" means any change, effect, event, occurrence or change in a state of facts that, individually or in the aggregate, is, or would reasonably be expected to be, material and adverse to the business, operations or condition (financial or otherwise) of 724 Solutions, other than any change, effect, event, occurrence or change in a state of facts principally caused by (a) changes generally in the industries in which 724 Solutions and its Subsidiaries operate (other than changes in reaction to the announcement of the Arrangement); or (b) a change, effect, event, occurrence or change in a state of facts in the Canadian or United States economies or financial, currency exchange, securities or commodities markets in general; or (c) this Agreement, the Arrangement and the transactions contemplated thereby;

        "Meeting" means the annual and special meeting of Shareholders and Holders of Cashed-out Options, including any resumption of the meeting following any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider and, if deemed advisable, to approve the Continuance Resolution, the Rights Plan Resolution, the Arrangement Resolution and other matters contemplated herein;

        "Meeting Date" means June 13, 2006 or such other date as the parties may agree upon;

        "NASD" means the National Association of Securities Dealers, Inc.;

        "NASDAQ" means the Nasdaq Stock Market, Inc.;

        "Notice Period" has the meaning ascribed to it in Section 4.5;

        "OBCA" means the Ontario Business Corporations Act, R.S.O. 1990, C.B.16 and the regulations promulgated under that Act, each as amended;

        "Option Plans" means 724 Solutions' 2005 Stock Option Plan, 2000 Stock Option Plan, 1999 Tantau Stock Plan, Pre-IPO Canadian Plan and Pre-IPO U.S. Plan;

        "Optionholders" means the holders of Options;

        "Options" means options issued pursuant to the Option Plans that remain outstanding on the Effective Date;

        "Ordinary Course" of a Party means the usual, ordinary and regular course of business of that Party, consistent with prior practice of that Party in all material respects;

        "Organizational Documents" means the articles of incorporation, certificate of incorporation, charter, bylaws, articles of formation, regulations, operating agreement, certificate of limited partnership, partnership agreement, and all other similar documents, instruments or certificates executed, adopted, or filed in connection with the creation, formation, or organization of a non-natural Person, including any amendments thereto;

        "Outside Date" means September 30, 2006 or such later date as may be mutually agreed by the Parties;

        "Parties" means Holdings, 724 Solutions and, for purposes of Article 7 only, Austin Ventures VIII, and "Party" means any one of them except that "Party" shall only mean Austin Ventures VIII with respect to Article 7;

        "Plan of Arrangement" shall mean the plan of arrangement substantially in the form of Schedule B attached to this Agreement and any amendments or variations thereto made in accordance with this Agreement or the Plan of Arrangement or made at the direction of the Court;

        "Person" includes any individual, sole proprietorship, partnership, firm, entity, limited partnership, limited liability company, unlimited liability company, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body, corporation, or Governmental Entity, and any group (as defined in Section 13(d)(3) of the Exchange Act) comprised of more than one Person and, where the context requires, any of the foregoing when they are acting as trustee, executor, administrator or other legal representatives;

        "Pre-Acquisition Reorganization" has the meaning ascribed to it in Section 4.8;

        "Pre-Effective Date Period" means the period from the date of this Agreement until the Closing Time, subject to the earlier termination of this Agreement in accordance with its terms;

        "Purchase Price" means US$3.34 cash per Share;

        "Qualifying Shareholder" means a Shareholder but does not include (a) a Dissenting Shareholder, (b) the Austin Ventures Funds, (c) Holdings or (d) a Rollover Employee, if any;

        "Regulatory Approvals" means any requisite rulings, consents, orders, exemptions, decisions, permits and other approvals (including the lapse, without objection, of a prescribed time under a statute or regulation that states that an Arrangement may only be implemented if a prescribed time lapses following the giving of notice without an objection being made) of any Governmental Entity in respect of the Arrangement;

        "Reimbursable Expenses" means out-of-pocket expenses reasonably incurred by Holdings and its Affiliates in connection with the matters contemplated by this Agreement; provided, however, that Reimbursable Expenses shall not include (i) legal expenses in excess of $200,000 incurred in connection with any direct claims by third-party private claimants in respect of the Arrangement or (ii) expenses incurred to financial advisors or third-party consulting or accounting firms in respect of their provision of financial or accounting due diligence, in each case in connection with the Arrangement;

        "Requisite Vote" has the meaning ascribed to it in Section 2.4(b);

        "Returns" means all material reports, information statements and returns relating to or as required to be filed in connection with any Taxes;

        "Rights" means the rights issued and outstanding pursuant to the Rights Plan;

        "Rights Plan" means that certain Shareholders Rights Plan Agreement, dated February 10, 2003, between 724 Solutions and Computershare Trust Company of Canada, as amended;

        "Rights Plan Resolution" means a special resolution of the Shareholders approving the termination of the Rights Plan;

        "Rollover Employee" means any officer or employee subject to an Employee Rollover Agreement;

        "SEC" means the United States Securities and Exchange Commission;

        "Securities Act" means the Securities Act (Ontario) and the rules, regulations, instruments, notices and policies made thereunder, as they may be amended from time to time prior to the Effective Date;

        "Shareholders" means the holders of Shares;

        "Shares" means the common shares in the capital of 724 Solutions;

        "Subsidiary" means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture or other entity over which it exercises direction or control or which is in a like relation to a Subsidiary;

        "Superior Proposal" means any bona fide written Acquisition Proposal that, in the good faith determination of the board of directors of 724 Solutions after consultation with its financial advisors and with outside counsel, (a) is reasonably likely to be completed, taking into account all legal, financial, regulatory and other aspects of such proposal and the Person making such proposal and (b) would, if consummated in accordance with its terms be more favourable to the Shareholders considering the proposal from a financial point of view than the Arrangement;

        "Tax Act" means the Income Tax Act, R.S.C. 1985, c. 1 (5th supp.), as amended;

        "Taxes" means all taxes, however denominated, including any interest, penalties or other additions that may become payable in respect thereof, imposed by any Governmental Entity; which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including, but not limited to, federal, state and provincial income taxes), capital taxes, payroll and employee withholding taxes, unemployment insurance, social insurance taxes (including Canada Pension Plan payments), sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, pension assessment and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which one of the Parties or any of its Subsidiaries is required to pay, withhold or collect;

        "Termination Payment" has the meaning ascribed to it in Section 6.3(a);

        "TSX" means the Toronto Stock Exchange; and

        "Valuator" means Paradigm Capital Inc.

1.2   Interpretation

        The division of this Agreement into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement. The Parties hereto acknowledge that their respective legal counsel have reviewed and participated in settling the terms of this Agreement, and the Parties hereby agree that any rule of construction to the effect that any ambiguity is to be resolved against the drafting Party will not be applicable in the interpretation of this Agreement.

1.3   Article References

        Unless the contrary intention appears, references in this Agreement to an Article, Section, subsection, paragraph or Schedule by number or letter or both refer to the Article, Section, subsection, paragraph or Schedule, respectively, bearing that designation in this Agreement.

1.4   Number and Gender

        In this agreement, unless the contrary intention appears, words importing the singular include the plural and vice versa; words importing gender shall include all genders; and words importing persons shall include a natural person, firm, trust, partnership, association, corporation, joint venture or government (including any Governmental Entity).

1.5   Date For Any Action

        If the date on which any action is required to be taken hereunder by any of the Parties is not a day of business in the place where the action is required to be taken, such action shall be required to be taken on the next succeeding day which is a day of business in such place. Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next business day if the last day of this period is not a business day.

1.6   Currency

        Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of the United States.

1.7   Schedules

        Schedules A — Arrangement Resolution, B — Plan of Arrangement, C — Representations and Warranties of 724 Solutions, D — Representations and Warranties of Holdings annexed to this Agreement are incorporated by reference into this Agreement and form a part hereof.

1.8   Accounting Matters

        Unless otherwise stated, all accounting terms used in this Agreement shall have the meanings attributable thereto under United States generally accepted accounting principles from time to time and all determinations of an accounting nature required to be made shall be made in a manner consistent with, United States generally accepted accounting principles from time to time.

1.9   Material

        The terms "material" and "materially" shall, when used in this Agreement, be construed, measured or assessed on the basis of whether the matter would materially affect a party and its Subsidiaries, taken as a whole, or would significantly impede the ability to complete the Arrangement in accordance with this Agreement.

1.10 Knowledge

        Any reference to the knowledge of a Party shall mean, unless otherwise specified, the actual knowledge, information and belief of, in the case of 724 Solutions, John Sims and Stephen Morrison, and in the case of Holdings, Joseph C. Aragona, after such persons have reviewed all relevant records and made reasonable inquiries regarding the relevant matter of such Party's directors and senior officers.

1.11 Construction

        Any reference to a statute includes all rules and regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation or rule which amends, supplements or supersedes any such statute or any such regulation or rule.

1.12 Disclosure

        Where in this Agreement reference is made to disclosure in writing, or disclosed in writing on or prior to the date hereof, such disclosure shall be made in writing in a separate letter, dated the date hereof and signed by an officer of each of Holdings or 724 Solutions, as the case may be, and delivered to the other immediately prior to the execution of this Agreement. Such disclosure letter shall make specific reference to the applicable Sections and paragraphs of this Agreement in respect of which such disclosure is made but will also be interpreted to relate to or modify other sections of this Agreement (including the Schedules) if the intention to so relate or modify is readily apparent on the face of such disclosure. The inclusion of any item in the disclosure letter shall not be construed as an admission by the Company of the materiality of such item.

1.13 Subsidiaries

        To the extent any representations, warranties, covenants or agreements contained herein relate, directly or indirectly, to a Subsidiary of any Party, each such provision shall be construed as a covenant by such Party to cause (to the fullest extent to which it is legally capable) such Subsidiary to perform the required action or satisfy such representation or warranty.

ARTICLE 2

THE ARRANGEMENT

2.1   Articles of Arrangement

        The Articles of Arrangement shall provide, with such other matters as are necessary to effect the Arrangement, for the implementation of the Plan of Arrangement.

2.2   Implementation Steps by 724 Solutions

        724 Solutions covenants in favor of Holdings that 724 Solutions shall:

  (a)
  as soon as practicable after the execution of this Agreement, apply in a manner reasonably acceptable to Holdings, under Section 192(3) of the CBCA and Section 182(5) of the OBCA for an order approving the Arrangement and for the Interim Order, and thereafter proceed with and diligently pursue the obtaining of the Interim Order;

  (b)
  subject to Section 5.1, convene and hold the Meeting by the Meeting Date for the purpose of considering the Continuance Resolution, the Rights Plan Resolution, the Arrangement Resolution and standard annual meeting matters (including, without limitation a proposal to adjourn or postpone any such meeting) and for any other proper purpose as may be reasonably acceptable to Holdings, and as may be set out in the notice for such meeting; provided, however, that 724 Solutions, shall be entitled to adjourn or postpone the Meeting prior to a vote on the Continuance Resolution, the Rights Plan Resolution and/or the Arrangement Resolution for a reasonable period of time agreed to by Holdings, (and shall so adjourn or postpone if requested by Holdings), if on the scheduled date of such Meeting the Requisite Vote does not appear likely to be obtained;

  (c)
  provide notice to Holdings of the Meeting and allow representatives of Holdings to attend the Meeting;

  (d)
  except as required for quorum purposes or as contemplated by Section 2.2(b), not adjourn, postpone, cancel (or propose the adjournment, postponement or cancellation of) or fail to call the Meeting without Holdings' prior written consent, except as required by applicable Laws;

  (e)
  subject to Section 2.5(b), use commercially reasonable efforts to solicit from the Shareholders and Holders of Cashed-out Options proxies in favour of the approval of the Continuance Resolution, the Rights Plan Resolution and the Arrangement Resolution, as the case may be, including, if so requested by Holdings, using the services of dealers and proxy solicitation services, and take all other action that is necessary or desirable to secure the approvals by the Shareholders and Holders of Cashed-out Options necessary or desirable to consummate the Arrangement;

  (f)
  subject to obtaining such approvals as are required by the Interim Order, proceed with and diligently pursue the application to the Court under Section 182 of the OBCA for the Final Order;

  (g)
  subject to obtaining the Final Order and the satisfaction or waiver of the other conditions herein contained in favour of each party, send to the Director, for endorsement and filing by the Director, the Articles of Arrangement and such other documents as may be required in connection therewith under the OBCA to give effect to the Arrangement; and

  (h)
  provide Holdings with copies of and a reasonable opportunity to comment on all applications, circulars, filings, motions and other documents prepared by or on behalf of 724 Solutions in connection with the Arrangement, to consider all comments received and to make any changes to such applications, circulars, filings, motions and documents as are reasonably acceptable to 724 Solutions.

2.3   Implementation Steps by Holdings

        Subject to obtaining the Final Order and the satisfaction or waiver of the other conditions precedent contained in this Agreement in its favour, on or before the Effective Date, Holdings shall deposit or cause to be deposited with the Depositary or 724 Solutions, as applicable, immediately available funds equal to the aggregate cash consideration payable under the Arrangement for the Shares to be acquired from Qualifying Shareholders.

2.4   Interim Order

        The application referred to in Section 2.2(a) shall request that the Interim Order provide:

  (a)
  for the class of Persons to whom notice is to be provided in respect of the Plan of Arrangement and the Meeting and for the manner in which such notice is to be provided;

  (b)
  that the requisite approval for the Arrangement Resolution shall be, (i) 66 2/3% of the votes cast on the Arrangement Resolution by the Shareholders and Holders of Cashed-out Options present in person or by proxy at the Meeting, and (ii) a simple majority of the votes cast on the Arrangement Resolution by the Shareholders present in person or by proxy at the Meeting, excluding Shares held by Affiliates of Holdings or by a Rollover Employee, if any (the "Requisite Vote");

  (c)
  that, in all other respects, the terms, restrictions and conditions of the by-laws and articles of 724 Solutions, including quorum requirements and all other matters, shall apply in respect of the Meeting; and

  (d)
  for the grant of the Dissent Rights.

2.5   The Circular

  (a)
  As promptly as reasonably practicable after the execution of this Agreement, 724 Solutions shall prepare and complete, in consultation with Holdings, the Circular (and any amendments or supplements thereto) together with any other documents required by the Securities Act, the 1933 Act, the Exchange Act, the CBCA, the OBCA and other applicable Laws in connection with Meeting and the Arrangement. As promptly as reasonably practicable thereafter, and after obtaining the Interim Order, but subject to obtaining any required Regulatory Approvals in connection with mailing the Circular, 724 Solutions shall cause the Circular and other documentation required in connection with the Meeting to be sent to each Shareholder and Holders of Cashed-out Options and to be filed with applicable Governmental Entities, as required by the Interim Order and applicable Laws. 724 Solutions shall provide Holdings a reasonable opportunity to review and comment on drafts of the Circular and other documentation referred to above in the course of its preparation and shall not file or amend such documentation without the consent of Holdings as to those portions of the Circular and other documentation which references or relates to Holdings or its Affiliates, that consent not to be unreasonably withheld or delayed. Except for individual proxies and other non-substantive communications, 724 Solutions shall furnish promptly to Holdings a copy of each notice, report, report of proxies submitted, schedule or other document or communication delivered, filed or received by 724 Solutions in connection with the Arrangement.

  (b)
  The Circular shall include the recommendation and representation of the board of directors of 724 Solutions in respect of the Arrangement as set out in Section 2.8. Notwithstanding any other provision of this Agreement, the board of directors of 724 Solutions may change its recommendation in respect of the Arrangement from that set forth in Section 2.8, if the board of directors concludes, in good faith, after receiving the advice of outside counsel and financial advisors that is reflected in the minutes of a meeting of the board of directors, that such action is necessary for such board of directors to act in a manner consistent with its fiduciary duty or applicable Laws and, in the event that Section 6.3 is applicable, if 724 Solutions has paid any fee applicable thereunder. The foregoing shall not relieve the board of directors of 724 Solutions from any of its obligation in respect of proceeding to call and hold the Meeting and holding the vote of Shareholders and Holders of Cashed-out Options.

2.6   Closing Matters

        The Effective Date shall be the second business day following the latest of the date of the Meeting, the date of issuance of the Final Order (unless appealed in which case, the Effective Date shall be the date such appeal is determined or withdrawn) and the date upon which the last Regulatory Approval is obtained, or such other date as the Parties may agree. Closing shall take place at the office of Torys LLP in Toronto, Ontario at 11:00 a.m. on the Effective Date or at such other place, date and time as the Parties shall agree (the "Closing Time"). Each of Holdings and 724 Solutions shall deliver, at the closing of the Arrangement, such customary certificates, resolutions and other closing documents as may be required by the other Party, acting reasonably.

2.7   Preparation of Filings

  (a)
  Each of Holdings and 724 Solutions shall furnish to the other all information that may be required under Law to be provided concerning such Party and its shareholders for the Circular and the implementation of the other actions described in Section 2.5. Each Party covenants with the other that information to be furnished by it (to its knowledge in the case of information concerning its shareholders) in connection with such Circular, actions or otherwise in connection with the consummation of the Arrangement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated in any such document or which is necessary in order to make any information so furnished for use in any such document not misleading in the light of the circumstances in which it is furnished.

  (b)
  Each of Holdings and 724 Solutions promptly shall notify the other if, at any time before the Closing Time, it becomes aware that the Circular or any application for an order hereunder contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or which is necessary to make the statements contained therein not misleading in light of the circumstances in which they are made, or that otherwise requires an amendment or supplement to the Circular or such application. In any such event, Holdings and 724 Solutions shall cooperate in the preparation of a supplement or amendment to the Circular or such application, as required and as the case may be, and, if required, shall cause the same to be distributed to Shareholders and Holders of Cashed-out Options and/or filed with the relevant Governmental Entities.

  (c)
  724 Solutions shall ensure that the Circular complies in all material respects with all applicable Laws. Without limiting the generality of the foregoing, 724 Solutions shall ensure that the Circular provides Shareholders with information in sufficient detail to permit them to form a reasoned judgement concerning the matters to be placed before them at Meeting.

2.8   724 Solutions Approval

        724 Solutions represents as of the date hereof that its board of directors (excluding for these purposes, Joseph C. Aragona and Benjamin Scott (the "AV Designees")), after considering the Arrangement, has determined unanimously that (i) the Arrangement is fair to Shareholders and is in the best interests of 724 Solutions; and (ii) subject to Section 2.5(b), it will recommend in the Circular that Shareholders vote in favour of the Continuance Resolution, the Rights Plan Resolution and the Arrangement Resolution.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1   Representations and Warranties

  (a)
  724 Solutions hereby makes to Holdings the representations and warranties as set forth in Schedule C to this Agreement and acknowledges that Holdings are relying upon those representations and warranties in connection with entering into and performing their respective obligations under this Agreement.

  (b)
  Holdings hereby make to 724 Solutions the representations and warranties as set forth in Schedule D to this Agreement and acknowledges that 724 Solutions is relying upon those representations and warranties in connection with entering into and performing its obligations under this Agreement.

3.2   Investigation

        Any investigation by any Party or any of such Party's advisors or representatives, shall not mitigate, diminish or affect the representations and warranties of any other Party pursuant to this Agreement.

3.3   Survival of Representations and Warranties

        The representations and warranties of 724 Solutions and Holdings contained herein shall survive the execution and delivery of this Agreement but shall terminate on the earlier of the termination of this Agreement in accordance with its terms or the Effective Date.

ARTICLE 4

COVENANTS

4.1   Retention of Goodwill

        During the Pre-Effective Date Period, 724 Solutions shall continue to carry on the business of 724 Solutions and its Subsidiaries in a manner consistent with prior practice in all material respects, using commercially reasonable efforts to preserve the attendant goodwill of such entities and to contribute to retention of that goodwill to and after the Effective Date, but subject to the following provisions of this Article 4. The provisions of Section 4.2 are intended to be in furtherance of this general commitment.

4.2   Covenants of 724 Solutions

        724 Solutions covenants and agrees that, until the Effective Date or the day upon which this Agreement is terminated, whichever is earlier, 724 Solutions shall, and shall cause each of its Subsidiaries to, conduct its and their respective businesses only in, and not take any action except in, the Ordinary Course. In furtherance thereof, except (i) with the prior written consent of Holdings, (ii) as expressly required by Laws or (iii) as contemplated in this Agreement, 724 Solutions agrees that it and its Subsidiaries shall:

  (a)
  not issue, sell, pledge, reserve, set aside, allot, lease, dispose of, encumber or agree to issue, sell, pledge, lease, dispose of or encumber (or permit any of its Subsidiaries to issue, sell, pledge, reserve, set aside, allot, lease, dispose of, encumber or agree to issue, sell, pledge, reserve, set aside, allot, lease, dispose of or encumber):

  (i)
  any shares of, or any options, warrants, calls, conversion privileges or rights of any kind to acquire any shares of it or any of its Subsidiaries, except pursuant to the exercise of stock options currently outstanding under the Option Plans; or

  (ii)
  any material assets of it or any of its Subsidiaries except in (i) the Ordinary Course or (ii) transactions between two or more wholly-owned Subsidiaries of 724 Solutions or between a wholly-owned Subsidiary and 724 Solutions;

  (b)
  not amend or propose to amend its articles or by-laws or those of any of its Subsidiaries;

  (c)
  not split, consolidate or reclassify any of the outstanding shares of 724 Solutions or of any Subsidiary of 724 Solutions, nor declare, set aside or pay any dividends on or make any other distributions on or in respect of the outstanding shares of 724 Solutions or of any Subsidiary of 724 Solutions;

  (d)
  not redeem, purchase or offer to purchase (or permit any of its Subsidiaries to redeem, purchase or offer to purchase) any shares or other securities of 724 Solutions or any of its Subsidiaries unless otherwise required by the terms of such securities and except for the redemption of the Rights at a price not to exceed $0.0001 per Right;

  (e)
  not reorganize, amalgamate or merge it or any of its Subsidiaries with any other person, corporation, partnership or other business organization whatsoever;

  (f)
  not acquire, agree to acquire, dispose of or agree to dispose of any person, corporation, partnership, joint venture or other business organization or division or acquire, agree to acquire, dispose of or agree to dispose of any assets, which, in each case, are individually or in the aggregate material except in; (i) the Ordinary Course or (ii) transactions between two or more wholly-owned Subsidiaries of 724 Solutions or between a wholly-owned Subsidiary of 724 Solutions and 724 Solutions;

  (g)
  except in the Ordinary Course: (i) not satisfy or settle any claims or liabilities which are individually or in the aggregate material; (ii) not relinquish any contractual rights which are individually or in the aggregate material; or (iii) not enter into any interest rate, currency or commodity swaps, hedges or other similar financial instruments;

  (h)
  except in the Ordinary Course, not incur or commit to provide guarantees, not incur any indebtedness for borrowed money and not issue any amount of debt securities which are individually or in the aggregate material;

  (i)
  except pursuant to existing employment, pension, termination, compensation arrangements or policies, not enter into or modify any employment, severance or similar agreements, policies or arrangements with, and not grant any bonuses, salary increases, stock options, pension benefits, profit sharing, retirement allowances, deferred compensation, incentive compensation, severance or termination pay to, not make any loan to, any officers or directors of it or any Subsidiary;

  (k)
  not incur or commit to capital expenditures prior to the Effective Date individually or in the aggregate exceeding $200,000;

  (l)
  not, unless otherwise required by applicable Law, (i) make, change or revoke any election relating to Taxes, (ii) change any annual accounting period, adopt or change any accounting method, (iii) take any action, or omit to take any action, in either case inconsistent with past practice, relating to the filing of any tax return or the payment of any Tax, (iv) settle any material Tax claim or assessment, (v) surrender any right to claim a material Tax refund or (vi) amend any of its transfer pricing policies;

  (m)
  use reasonable commercial efforts (taking into account insurance market conditions and offerings and industry practices) to cause its current insurance policies not to be cancelled or terminated or any of the coverage thereunder to lapse, unless simultaneously with such termination, cancellation or lapse, replacement policies underwritten by insurance and re-insurance companies of nationally recognized standing providing coverage equal to or greater than the coverage under the cancelled, terminated or lapsed policies for substantially similar premiums are in full force and effect;

  (n)
  use reasonable commercial efforts to preserve intact their respective business organizations and goodwill, to keep available the services of its officers and employees as a group and to maintain satisfactory relationships with suppliers, agents, distributors, customers and others having business relationships with it or its Subsidiaries;

  (o)
  not take any action, refrain from taking any action, or permit any of its Subsidiaries to take any action or refrain from taking any action, that would interfere with or be inconsistent with the completion of the transactions contemplated hereunder or would render, or would reasonably be expected to render, any representation or warranty made by it in this Agreement untrue in any material respect at any time prior to the Effective Date if then made;

  (p)
  promptly notify Holdings of any Material Adverse Change, or any change which would reasonably be expected to become a Material Adverse Change and of any material Governmental Entity or third party complaints, investigations or hearings (or communications indicating that the same may be contemplated);

  (q)
  settle or compromise any claim brought by any present, former or purported Holder;

  (r)
  except in the Ordinary Course not enter into or modify in any material respect any material contract, agreement, commitment or arrangement; and

  (s)
  use commercially reasonable efforts to conduct its affairs so that (i) all of its representations and warranties contained herein shall be true and correct in all material respects on and as of the Effective Date as if made thereon and (ii) all of the conditions precedent to the Arrangement within its power to affect shall be satisfied as promptly as practicable.

Further, 724 Solutions shall and shall cause its Subsidiaries to:

  (a)
  perform all obligations required to be performed by 724 Solutions or any of its Subsidiaries under this Agreement and cooperate with Holdings in connection therewith, in order to consummate and make effective, as soon as reasonably practicable, the Arrangement;

  (b)
  use commercially reasonable efforts to obtain the requisite approvals of the Shareholders and Holders of Cashed-out Options to the Arrangement;

  (c)
  advise Holdings as reasonably requested, and on a daily basis on each of the last five business days prior to the Meeting, as to the aggregate tally of the proxies and votes received in respect of the Meeting and all matters to be considered at such meeting;

  (d)
  apply for and use commercially reasonable efforts to obtain all Regulatory Approvals relating to 724 Solutions or any of its Subsidiaries and, in doing so, keep Holdings informed as to the status of the proceedings related to obtaining the Regulatory Approvals, including providing Holdings with copies of all related applications and notifications in draft form (except that commercially confidential information of 724 Solutions may be expurgated in Holdings' copy and shall be provided to Holdings' counsel on an external counsel basis), in order to provide Holdings with a reasonable opportunity to review and comment on drafts and providing Holdings with copies of all material regulatory correspondence;

  (e)
  use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from 724 Solutions or any of its Subsidiaries relating to the Arrangement;

  (f)
  use commercially reasonable efforts to obtain all necessary waivers, consents and approvals required to be obtained by 724 Solutions or a Subsidiary of 724 Solutions in connection with the Arrangement from other parties to any material leases, licenses or contracts;

  (g)
  carry out the terms of the Interim Order and the Final Order applicable to it and use commercially reasonable efforts to comply promptly with all requirements which applicable Laws may impose on 724 Solutions or its Subsidiaries with respect to the Arrangement;

  (h)
  file the articles of continuance with the Director, subject to approval of the Continuance Resolution at the Meeting;

  (i)
  use commercially reasonable efforts to defend all lawsuits and other legal, regulatory or other proceedings to which it is a party, challenging or affecting this Agreement or the consummation of the Arrangement;

  (j)
  use commercially reasonable efforts to have lifted or rescinded any injunction or restraining order relating to 724 Solutions or other order which may adversely affect the ability of the Parties to consummate the Arrangement; and

  (k)
  provide Holdings with a copy of any purported exercise of the Dissent Rights and written communications with any Holders exercising or purporting to exercise Dissent Rights; and not settle or compromise any claim brought by any present, former or purported Holder of any of its securities in connection with the Arrangement without the consent of Holdings, not to be unreasonably withheld or delayed.

  (l)
  promptly advise Holdings orally and, if then requested, in writing:

  (i)
  of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of 724 Solutions contained in this Agreement (except any such representation or warranty which speaks solely as of a date prior to the occurrence of such event), if made on or as of the date of such event or the Closing Time, untrue or inaccurate in any material respect; and

  (ii)
  of any material breach by 724 Solutions of any covenant or agreement contained in this Agreement.

4.3   Covenants of Holdings

        Holdings covenants and agrees to:

  (a)
  use commercially reasonable efforts to conduct its affairs so that (i) all of its representations and warranties contained herein shall be true and correct in all material respects on and as of the Effective Date as if made thereon and (ii) all of the conditions precedent to the Arrangement within its power to affect shall be satisfied as promptly as practicable.

  (b)
  perform all obligations required to be performed by it under this Agreement and to cooperate with 724 Solutions in connection therewith in order to consummate and make effective, as soon as reasonably practicable, the transactions contemplated by this Agreement;

  (c)
  apply for and use commercially reasonable efforts to obtain all Regulatory Approvals relating to Holdings, as applicable, and, in doing so, to keep 724 Solutions informed as to the status of the proceedings related to obtaining the Regulatory Approvals, including, but not limited to, providing 724 Solutions with copies of all related applications and notifications, in draft form (except that commercially confidential information of Holdings or its Affiliates may be expurgated in

    724 Solutions' copy and shall be provided to 724 Solutions' counsel on an external counsel basis), in order for 724 Solutions to provide 724 Solutions with a reasonable opportunity to review and comment on drafts and providing 724 Solutions with copies of all material regulatory correspondence;

  (d)
  use commercially reasonable efforts to effect all necessary registrations, filings and submissions of information required by Governmental Entities from Holdings relating to the Arrangement;

  (e)
  carry out the terms of the Interim Order and Final Order applicable to it and use commercially reasonable efforts to comply promptly with all requirements which applicable Laws may impose on Holdings with respect to the Arrangement;

  (f)
  use commercially reasonable efforts to defend all lawsuits or other legal, regulatory or other proceedings, to which it is a party, challenging or affecting this Agreement or the consummation of the Arrangement;

  (g)
  use commercially reasonable efforts to have lifted or rescinded any injunction or restraining order or other order relating to Holdings which may adversely affect the ability of the Parties to consummate the Arrangement; and

  (h)
  promptly advise 724 Solutions orally and, if then requested, in writing:

  (i)
  of any event occurring subsequent to the date of this Agreement that would render any representation or warranty of Holdings contained in this Agreement (except any such representation or warranty which speaks solely as of a date prior to the occurrence of such event), if made on or as of the date of such event or the Closing Time, untrue or inaccurate in any material respect; and

  (ii)
  of any material breach by Holdings of any covenant or agreement contained in this Agreement.

4.4   Covenants of 724 Solutions Regarding Non-Solicitation

  (a)
  724 Solutions shall, and shall cause the officers, directors, employees, representatives (which term includes for greater certainty any investment banker, lawyer or accountant) and agents of 724 Solutions and its Subsidiaries to, cease immediately all current discussions and negotiations regarding any proposal that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal, and request and use commercially reasonable efforts to enforce the return or destruction of all confidential information provided in connection therewith. 724 Solutions shall not release any Person from any confidentiality agreement or standstill agreement; provided, however, that 724 Solutions may release such Person from a standstill agreement to the extent necessary to effect a transaction contemplated by a Superior Proposal. Prior to the Closing Time, 724 Solutions shall confirm to Holdings that all Persons with whom it has discussed any Acquisition Proposal in the last six months have either returned such confidential information or have certified its destruction.

  (b)
  724 Solutions shall not, directly or indirectly, through any officer, director, employee, representative or agent of 724 Solutions or any of its Subsidiaries or otherwise, (i) solicit, initiate, knowingly encourage or otherwise facilitate (including by way of furnishing information or entering into any form of agreement, arrangement or understanding) the initiation of any inquiries or proposals regarding an Acquisition Proposal; (ii) participate in any discussions or negotiations regarding, or provide any confidential information with respect to, any Acquisition Proposal; (iii) approve or recommend, or publicly propose to approve or recommend, any Acquisition Proposal; (iv) accept or enter into, or publicly propose to accept or enter into, any letter of intent, agreement, arrangement or understanding related to any Acquisition Proposal; or (v) withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to Holdings the approval or recommendation of the board of directors of 724 Solutions or any committee thereof of the Arrangement.

  (c)
  Notwithstanding Section 4.4(b), the board of directors of 724 Solutions shall be permitted to (i) comply with 724 Solutions' disclosure obligations under applicable Laws with regard to an Acquisition Proposal, (ii) take any other action with regard to an Acquisition Proposal to the extent ordered or otherwise mandated by any court of competent jurisdiction, and (iii) respond to a bona fide request for information that could reasonably be expected to lead to an Acquisition Proposal, solely by advising that no information can be provided unless a bona fide written Acquisition Proposal is made, and then only in compliance with Section 4.4(d).

  (d)
  Notwithstanding Section 4.4(b), if 724 Solutions receives an unsolicited bona fide written Acquisition Proposal the board of directors of 724 Solutions shall be permitted to:

  (i)
  consider, participate in any discussions or negotiations, or enter into a confidentiality agreement and provide information pursuant to Section 4.4(f), or

  (ii)
  withdraw, modify, change or qualify (or publicly propose to withdraw, modify or qualify), in a manner adverse to Holdings, the approval or recommendation of the Arrangement by 724 Solutions, if and only to the extent that, in the case of clause (i) and (ii):

  (A)
  the Meeting shall not have occurred;

  (B)
  724 Solutions shall have complied with Sections 4.4(e) and 4.4(f);

  (C)
  the board of directors concludes in good faith, after consultation with its outside legal and financial advisors, that it is required to do so to comply with its fiduciary duties;

    and, the board of directors of 724 Solutions concludes in good faith, after consultation with its outside legal and financial advisors, (1) in the case of clause (i), that such Acquisition Proposal is or is reasonably likely to be a Superior Proposal, or (2) in the case of clause (ii), that such Acquisition Proposal is a Superior Proposal.

  (e)
  724 Solutions shall forthwith notify Holdings of any Acquisition Proposal and any inquiry that could lead to an Acquisition Proposal, or any amendments to the foregoing, or any request for non-public information relating to 724 Solutions or any Subsidiary in connection with an Acquisition Proposal or for access to the properties, books or records of 724 Solutions or any Subsidiary of 724 Solutions by any Person. Such notice shall include a description of the material terms and conditions of any proposal, the identity of the Person making such proposal, inquiry or contact and provide such other details of the proposal, inquiry or contact as Holdings may reasonably request. 724 Solutions shall keep Holdings reasonably informed of the status of any such Acquisition Proposal or inquiry in a timely manner.

  (f)
  If 724 Solutions receives a request for material non-public information from a Person who has made an unsolicited bona fide written Acquisition Proposal and 724 Solutions is permitted, subject to and as contemplated under Section 4.4(d), to negotiate the terms of such Acquisition Proposal, then, and only in such case, the board of directors of 724 Solutions may, subject to the execution by such Person of a confidentiality agreement containing employee non-solicitation having a term of at least eighteen (18) months and a standstill provision substantially similar to that contained in the Confidentiality Agreement, provide such Person with access to information regarding 724 Solutions; provided that, (i) 724 Solutions sends a copy of any such confidentiality agreement to Holdings promptly upon its execution, (ii) Holdings is provided with a complete list of all information provided to such Person on a timely basis, and (iii) Holdings is provided on a timely basis with similar access to information (to the extent not previously provided to Holdings) to that which such Person was provided.

  (g)
  724 Solutions shall ensure that its officers, directors and employees and its Subsidiaries and their officers, directors and employees and any representatives or agents retained by it or its Subsidiaries are aware of the provisions of this Section 4.4, and 724 Solutions shall be responsible for any breach of this Section 4.4 by its and its Subsidiaries' officers, directors, employees, representatives or agents.

  (h)
  Nothing contained in this Section 4.4 shall limit in any way the obligation of 724 Solutions to convene and hold the Meeting in accordance with Section 2.2 of this Agreement unless this

    Agreement is terminated in accordance with Article 6. Nothing in this Section 4.4 shall permit 724 Solutions to terminate this Agreement (except as specifically provided in Article 6).

4.5   Notice of Superior Proposal Determination

        724 Solutions shall not accept, approve or recommend or enter into any agreement in respect of an Acquisition Proposal on the basis that it constitutes a Superior Proposal (or change or withdraw its recommendation in favour of the Arrangement) except as permitted by Section 2.5(b) unless: (a) it has promptly provided Holdings with a copy of the Acquisition Proposal document which has been determined to be a Superior Proposal; (b) three Business Days (the "Notice Period") shall have elapsed from the date Holdings received notice of the determination to accept, approve or recommend an agreement in respect of such Acquisition Proposal; and (c) before entering into any agreement with respect to a Superior Proposal, this Agreement shall have been terminated pursuant to Section 6.2(c)(iv). During the Notice Period, 724 Solutions shall provide a reasonable opportunity to Holdings to consider, discuss and offer such adjustments in the terms and conditions of this Agreement as would enable 724 Solutions to proceed with its recommendation to the Shareholders with respect to the Arrangement; provided, however, that any such adjustment shall be at the discretion of Holdings at the time. The board of directors of 724 Solutions (excluding the AV Designees and John Sims) will review in good faith any offer made by Holdings to amend the terms of this Agreement in order to determine, as part of its satisfying its fiduciary duties, whether the proposed amendments would, upon acceptance, result in such Superior Proposal ceasing to be a Superior Proposal (and whether it will change or withdraw its recommendation in favour of the Arrangement). If a majority of the board of directors of 724 Solutions (excluding the AV Designees and John Sims) determines that the Superior Proposal would cease to be a Superior Proposal, 724 Solutions will so advise Holdings and will accept the offer by Holdings to amend the terms of this Agreement and the Parties agree to take such actions and execute such documents as are necessary to give effect to the foregoing. If the board of directors of 724 Solutions (excluding the AV Designees and John Sims) continues to believe, in good faith and after consultation with financial advisors and outside counsel, that such Superior Proposal remains a Superior Proposal and therefore rejects the amendments offered by Holdings, then 724 Solutions may, subject to the terms of this Agreement, accept, approve, recommend or enter into an agreement, understanding or arrangement in respect of such Superior Proposal (and change or withdraw its recommendation in favour of the Arrangement). Each successive material modification of any Acquisition Proposal or a Superior Proposal shall constitute a new Acquisition Proposal for the purposes of this Section 4.5 and shall require a three Business Day Notice Period from the date a copy of such amendment is provided to Holdings (other than an amendment to improve upon a Superior Proposal in respect of which Holdings has been provided with an opportunity to amend the terms of this Agreement and such Superior Proposal has not ceased to be a Superior Proposal prior to the proposed amendment). If 724 Solutions provides Holdings with the notice contemplated in this Section 4.5 on a date that is less than seven calendar days prior to the Meeting, if requested by Holdings, 724 Solutions shall adjourn the Meeting to a date that is not less than seven calendar days and not more than fourteen calendar days after the date of such notice.

4.6   Access to Information

        Subject to applicable Laws, upon reasonable notice, 724 Solutions shall (and shall cause each of its Subsidiaries to) afford Holdings' officers, employees, counsel, accountants and other authorized representatives and advisors access, during normal business hours from the date hereof until the earlier of the Effective Date or the termination of this Agreement, to its and its Subsidiaries' properties, books, contracts and records as well as to its management personnel and its accountants and use commercially reasonable efforts to afford such access to its other advisors, and, during such period, 724 Solutions shall (and shall cause each of its Subsidiaries to) furnish promptly to Holdings all information concerning 724 Solutions' and its Subsidiaries' businesses, properties and personnel as Holdings may reasonably request, other than information in respect of which 724 Solutions is under an enforceable obligation to a third party to maintain confidentiality after 724 Solutions has used its commercially reasonable efforts to obtain a waiver of such obligation.

4.7   Indemnification of Directors and Officers, Corporate Indemnities and Insurance

  (a)
  For a period of six years after the Effective Date, 724 Solutions shall, and Holdings shall cause 724 Solutions to, (i) maintain in effect the current or substantially similar (subject to any changes required by applicable Laws in the jurisdiction in which 724 Solutions may exist from time to time) provisions regarding indemnification of officers and directors contained in the Organizational Documents of 724 Solutions and its Subsidiaries and any directors', officers' or employees' indemnification agreements with 724 Solutions and its Subsidiaries and (ii) indemnify the directors and officers of 724 Solutions and its Subsidiaries to the fullest extent to which 724 Solutions and its Subsidiaries are permitted to indemnify such officers and directors under their respective Organizational Documents and applicable Laws in the jurisdiction in which 724 Solutions may continue to exist from time to time. During such six-year period, 724 Solutions shall and Holdings shall cause 724 Solutions to maintain in effect the current policies of directors' and officers' liability insurance and fiduciary liability insurance maintained by 724 Solutions and its Subsidiaries (provided that Holdings may substitute therefor policies of at least the same coverage and amounts containing terms and conditions which are, in the aggregate, substantially as favourable to the insured and, provided further, that in no event shall Holdings be required to expend in any one year an amount in excess of 200% of the annual amount currently paid by 724 Solutions) with respect to claims arising from facts or events which occurred on or before the Effective Date. Alternatively, at 724 Solutions' option prior to the Effective Date or Holdings' option after the Effective Date, either may cause 724 Solutions to purchase "run-off" directors' and officers' liability insurance providing coverage substantially as favourable to such directors and officers as that in effect under such current policies to cover prior events during such six-year period or the balance thereof.

  (b)
  Notwithstanding the foregoing, this Section 4.7 shall not restrict or prohibit Holdings or 724 Solutions from entering into any transaction subsequent to the Effective Date, including a merger, amalgamation, arrangement, dissolution, liquidation, reorganization or sale of all or substantially all of the assets of Holdings or 724 Solutions or a Subsidiary of either of them to another entity, causing Holdings, 724 Solutions or a Subsidiary of either of them to assume the liabilities of another entity or otherwise reorganizing or restructuring Holdings, 724 Solutions or a Subsidiary of either of them or their respective businesses provided that any successor to the business of 724 Solutions or Holdings shall execute, prior to or contemporaneously with the completion of such transaction, such instruments (if any) as are necessary or advisable to evidence the assumption by the successor of the obligations of 724 Solutions or Holdings, as applicable, hereunder and its agreement to observe and perform all of the covenants or obligations of 724 Solutions or Holdings, as applicable, under this Agreement.

ARTICLE 5

CONDITIONS

5.1   Mutual Conditions Precedent

        The respective obligations of the Parties to complete the Arrangement shall be subject to the satisfaction, on or before the Closing Time, of the following conditions precedent, each of which may only be waived by the mutual consent of Holdings and 724 Solutions:

  (a)
  the Arrangement Resolution shall have been approved by the Requisite Vote;

  (b)
  the Arrangement shall have been approved at the Meeting in accordance with any conditions in addition to those set out in Section 5.1(a) which may be imposed by the Interim Order;

  (c)
  724 Solutions shall have obtained the articles of continuance from the Director in a form and substance satisfactory to 724 Solutions and Holdings, acting reasonably;

  (d)
  the Interim Order and the Final Order shall each have been obtained on terms consistent with this Agreement and in a form satisfactory to the Parties, acting reasonably, and shall not have been set aside or modified in a manner unacceptable to such Parties, acting reasonably, on appeal or otherwise;

  (e)
  the Articles of Arrangement shall be in content consistent with this Agreement and in form satisfactory to the Parties acting reasonably;

  (f)
  there shall not be in force any Law, final and non-appealable injunction, order or decree prohibiting, restraining or enjoining the consummation of the Arrangement;

  (g)
  the Regulatory Approvals shall have been obtained or satisfied on terms and conditions satisfactory to the Parties acting reasonably; and

  (h)
  this Agreement shall not have been terminated pursuant to Article 6.

5.2   Additional Conditions Precedent to the Obligations of Holdings

        The obligations of Holdings to complete the Arrangement shall also be subject to the fulfillment of each of the following conditions precedent (each of which is for Holdings' exclusive benefit and may be waived only in writing by Holdings):

  (a)
  all covenants of 724 Solutions under this Agreement to be performed on or before the Closing Time shall have been duly performed by 724 Solutions in all material respects and Holdings shall have received a certificate of 724 Solutions addressed to Holdings and dated the Effective Date, signed on behalf of 724 Solutions by a senior executive officer of 724 Solutions, confirming the same as at the Effective Date;

  (b)
  the representations and warranties of 724 Solutions contained in this Agreement and Schedule C shall have been true and correct in all material respects on and as of the date of this Agreement and the Effective Date and Holdings shall have received a certificate of 724 Solutions addressed to Holdings and dated the Effective Date, signed on behalf of 724 Solutions by a senior executive officer of 724 Solutions, confirming the same as at the Effective Date;

  (c)
  the board of directors of 724 Solutions shall have adopted all necessary resolutions, and all other necessary corporate action shall have been taken by 724 Solutions and its Subsidiaries to permit the consummation of the Arrangement;

  (d)
  during the Pre-Effective Date Period, there shall not have occurred or have been disclosed to the public if previously undisclosed to the public, a Material Adverse Change;

  (e)
  there shall not be pending or threatened in writing any suit, action or proceeding by any Governmental Entity: (i) seeking to prohibit or restrict the acquisition by Holdings of any Shares, seeking to restrain or prohibit the consummation of the Arrangement or seeking to obtain from 724 Solutions or Holdings any material damages directly or indirectly in connection with the Arrangement, (ii) seeking to prohibit or materially limit the ownership or operation by Holdings of 724 Solutions or any material portion of the business or assets of 724 Solutions or any of its Subsidiaries or to compel Holdings to dispose of or hold separate any portion of the business or assets of 724 Solutions or any of its Subsidiaries, (iii) seeking to impose limitations on the ability of Holdings to acquire or hold, or exercise full rights of ownership of, any Shares, including the right to vote the Shares to be acquired by them on all matters properly presented to the shareholders of 724 Solutions, (iv) seeking to prohibit Holdings from effectively controlling in any material respect the business or operations of 724 Solutions or any of its Subsidiaries or (v) which, if successful, in the judgment of Holdings is reasonably likely to have a Material Adverse Effect;

  (f)
  Holders of Shares representing in excess of 10% of the outstanding Shares shall not have exercised dissent or similar rights, or have instituted proceedings to exercise dissent or similar rights, in connection with the Arrangement;

  (g)
  all consents and waivers from any Persons (other than Governmental Entities) required under the terms of any of the contracts of 724 Solutions or its Subsidiaries with respect to the acquisition of control by Holdings, shall have been duly obtained or given, as the case may be, at or before the

    Closing Time on terms satisfactory to Holdings acting reasonably except for any which the failure to obtain or provide does not and would not reasonably be expected to constitute, individually or in the aggregate, a Material Adverse Effect;

  (h)
  other than the Regulatory Approvals, all other consents, waivers, permits, orders and approvals of any Governmental Entity, and the expiry of any waiting periods, in connection with, or required to permit, the consummation of the Arrangement, the failure of which to obtain would render completion of the Arrangement unlawful, shall have been obtained or satisfied on terms that would not reasonably be expected to have a Material Adverse Effect;

  (i)
  the board of directors of 724 Solutions shall not have approved or recommended any Acquisition Proposal;

  (j)
  all of the directors of 724 Solutions, other than the AV Designees and John Sims, shall have resigned from 724 Solutions effective as of the Closing Time;

  (k)
  724 Solutions shall not have issued any options, warrants or other rights to acquire their respective equity securities or rights therein since August 6, 2006, in any case at a price per share less than the Purchase Price;

  (l)
  there shall not have occurred any actual change or amendment to (or any proposal by or on behalf of the Minister of Finance (Canada) or Internal Revenue Service to change or amend) the Tax Act or Code, as applicable, or to any applicable provincial tax legislation or to the regulations thereunder or any published administrative position, which individually or in the aggregate, directly or indirectly, has or could reasonably be expected to have any material adverse effect with respect to the Arrangement or Holdings' ownership of 724 Solutions, and which was not publicly announced or proposed on or prior to the date of this Agreement; and

  (m)
  the Rights Plan shall have been terminated in accordance with its terms and the Rights shall have been redeemed in full;

  (n)
  no Person other than Holdings shall have entered into a definitive agreement or an agreement in principle with 724 Solutions with respect to an Acquisition Proposal.

Holdings may not rely on the failure of 724 Solutions to satisfy any of the conditions precedents in Section 5.1 or Section 5.2 if the condition precedent was not satisfied solely as a result of a material default by Holdings in complying with their respective obligations in this Agreement.

5.3   Additional Conditions Precedent to the Obligations of 724 Solutions

        The obligations of 724 Solutions to complete the Arrangement shall also be subject to the following conditions precedent (each of which is for the exclusive benefit of 724 Solutions and may be waived only in writing by 724 Solutions):

  (a)
  all covenants of Holdings under this Agreement to be performed on or before the Closing Time shall have been duly performed by Holdings, as applicable, in all material respects, and 724 Solutions shall have received a certificate of Holdings addressed to 724 Solutions and dated the Effective Date, signed on behalf of Holdings by a senior executive officer of Holdings, confirming the same as at the Effective Date;

  (b)
  the representations and warranties of Holdings contained in this Agreement and Schedule D shall have been true and correct in all material respects on and as of the date of this Agreement and the Effective Date and 724 Solutions shall have received a certificate of Holdings addressed to 724 Solutions and dated the Effective Date, signed on behalf of Holdings by a senior executive officer of Holdings, confirming the same as at the Effective Date;

  (d)
  the board of directors of Holdings shall have adopted all necessary resolutions, and all other necessary corporate action shall have been taken by Holdings to permit the consummation of the Arrangement; and

  (e)
  Holdings shall have deposited the aggregate cash purchase price payable under the Arrangement for the Shares with the Depositary or 724 Solutions, as applicable.

724 Solutions may not rely on the failure to satisfy any of the conditions precedents in Section 5.1 or Section 5.3 if the condition precedent was not satisfied solely as a result of a material default by 724 Solutions in complying with its obligations in this Agreement.

5.4   Satisfaction of Conditions

        The conditions precedent set out in this Article 5 shall be conclusively deemed to have been satisfied, waived or released when, with the agreement of Holdings and 724 Solutions, a Certificate of Arrangement in respect of the Arrangement is issued by the Director.

ARTICLE 6

AMENDMENT AND TERMINATION

6.1   Amendment

        This Agreement and the Plan of Arrangement may, at any time and from time to time before or after the holding of the Meeting but not later than the Effective Date, be amended by mutual written agreement of the Parties, and any such amendment may without further approvals of the Shareholders or the Holders of Cashed-out Options, subject to applicable Laws and any applicable order of the Court, without limitation:

  (a)
  change the time for performance of any of the obligations or acts of the Parties;

  (b)
  waive any inaccuracies or modify any representation or warranty contained herein or in any document delivered pursuant hereto;

  (c)
  waive compliance with or modify any of the covenants herein contained and waive or modify performance of any of the obligations of the Parties; and/or

  (d)
  waive compliance with or modify any conditions precedent herein contained.

Prior to the date of the Meeting, Holdings may propose actions or transactions, including structures to enable senior officers of 724 Solutions to transfer all or a portion of their Shares and/or Options to Holdings (or one of its Affiliates) in exchange for shares and/or options of Holdings (or such Affiliate), on a tax-efficient basis to the extent that the same shall not prejudice the Shareholders or the Holders of Cashed-out Options. 724 Solutions shall take such actions or undertake such transactions and, if necessary, the Plan of Arrangement shall be modified accordingly.

6.2   Termination

  (a)
  If any condition contained in Section 5.1 or 5.2 is not satisfied at or before the Closing Time, then Holdings may by notice to 724 Solutions terminate this Agreement and the obligations of the Parties hereunder (except as otherwise herein provided, including under Section 6.3).

  (b)
  If any condition contained in Section 5.1 or 5.3 is not satisfied at or before the Closing Time, then 724 Solutions may by notice to Holdings terminate this Agreement and the obligations of the Parties hereunder (except as otherwise herein provided, including under Section 6.3).

  (c)
  This Agreement may be terminated, in each case prior to the Closing Time:

  (i)
  by the mutual agreement of 724 Solutions and Holdings (and for greater certainty, without further action on the part of the Shareholders if terminated after the holding of the Meeting);

  (ii)
  by either 724 Solutions or Holdings if there shall be passed any Law that makes consummation of the Arrangement illegal or otherwise prohibited;

  (iii)
  by Holdings, if (A) the board of directors of 724 Solutions shall have failed to recommend or shall have withdrawn, modified or changed in a manner adverse to Holdings its approval or recommendation of this Agreement, the Arrangement or the Arrangement Resolution; (B) the

      board of directors of 724 Solutions shall have approved or recommended any Acquisition Proposal; (C) 724 Solutions shall have breached Section 4.4 in any material respect; or (D) an Acquisition Proposal shall have been publicly made, publicly announced or otherwise publicly disclosed by any Person prior to the Meeting and the board of directors shall not have (1) in the case of an Acquisition Proposal in the form of a take-over bid, sent to the Shareholders, within ten days after such take-over bid is made, a statement disclosing that the board of directors of 724 Solutions re-affirms its recommendation of the Arrangement; or (2) in the case of an Acquisition Proposal in any other form, issued a press release within ten days after such Acquisition Proposal is publicly made, publicly announced or otherwise publicly disclosed, disclosing that the board of directors of 724 Solutions re-affirms its recommendation of the Arrangement;

    (iv)
    by 724 Solutions, provided that 724 Solutions is not then in breach or default of Section 4.4, in order to enter into a definitive agreement with respect to a Superior Proposal in accordance with Section 4.5, subject to the prior payment by 724 Solutions of the amounts payable to Holdings under Section 6.3;

    (v)
    by either Holdings or 724 Solutions, if the Continuance Resolution, the Rights Plan Resolution or the Arrangement Resolution are not approved at the Meeting in the manner required by the Interim Order; or

    (vi)
    by Holdings, if (A) any of the representations and warranties of 724 Solutions herein become untrue or inaccurate such that the condition contained in Section 5.2(b) would not be satisfied, or (B) there has been a breach on the part of 724 Solutions of any of its covenants or agreements herein such that the condition in Section 5.2(a) would not be satisfied.

  (d)
  If the Effective Date has not occurred on or prior to the Outside Date, then, unless otherwise agreed in writing by the parties, this Agreement shall terminate provided that in the event that the condition set forth in Section 5.1(f) above shall not have been satisfied by the date which is five business days prior to the Outside Date, either Party may unilaterally extend the Outside Date for a period of 30 days upon written notice to the other given no later than the Outside Date, in which case the Outside Date shall be deemed for all purposes to be the date as so extended. The right to terminate this Agreement pursuant to this Section 6.2(d) shall not be available to the Party seeking to terminate if any action of such Party or its Affiliates or the failure of such Party or its Affiliates to perform any of its obligations under this Agreement required to be performed at or prior to the Closing Time shall have resulted in the conditions contained in Section 5.1, 5.2 or 5.3 (as applicable) not having been satisfied prior to the Outside Date.

  (e)
  If this Agreement is terminated in accordance with the foregoing provisions of this Section 6.2, no Party shall have any further liability to perform its obligations under this Agreement except as provided in Section 6.3 and as otherwise expressly contemplated by this Agreement, and provided that neither the termination of this Agreement nor anything contained in this Section 6.2(e) shall relieve any Party from any liability for breach of its obligations under this agreement or for an intentional or willful breach of its representations and warranties prior to termination.

6.3   Termination and Other Payments

  (a)
  If:

  (i)
  Holdings shall terminate this Agreement pursuant to Section 6.2(c)(iii) or

  (ii)
  724 Solutions shall terminate this Agreement pursuant to Section 6.2(c)(iv),

    then in any such case 724 Solutions shall (A) pay to Holdings (or as Holdings may otherwise direct) US$750,000 (the "Termination Payment") in immediately available funds to an account designated by Holdings and (B) reimburse Holdings and its Affiliates for their Reimbursable Expenses (the "Expense Reimbursement"). The Termination Payment shall be made (A) in the case of a termination by Holdings, within three business days after written notice of termination by Holdings, and (B) in the case of a termination by 724 Solutions, immediately prior to such termination. The Expense Reimbursement shall be made promptly following receipt of an invoice therefor from Holdings or its Affiliates with supporting invoices for the out-of-pocket expenses incurred; provided, however, that such invoices may redact any confidential information or information constituting attorney-client work product of Holdings or its Affiliates.

  (b)
  If Holdings or 724 Solutions terminates this Agreement pursuant to Section 6.2(c)(v) or 6.2(c)(vi) and concurrently with such termination or within 12 months following the date of such termination, 724 Solutions becomes subject to or enters into an agreement with respect to, or submits for approval, an Acquisition Proposal and such Acquisition Proposal is consummated, then 724 Solutions shall also pay Holdings (or as Holdings may otherwise direct), immediately upon the consummation of the Acquisition Proposal, the Termination Payment and Expense Reimbursement; provided that, for purposes of this Section 6.3(b) only, "Acquisition Proposal" shall mean a proposal or offer with respect to any merger, amalgamation, consolidation, arrangement, business combination, recapitalization, take-over bid, sale of assets representing greater than 25% of the fair market value of 724 Solutions, a sale of equity of 724 Solutions or rights on interest therein or thereto representing more than 25% of any class or series of equity securities of 724 Solutions, or similar transactions involving 724 Solutions or any Subsidiary.

  (c)
  In the event that 724 Solutions fails to pay the Termination Payment or Expense Reimbursement on the date as required by this Section 6.3, the unpaid amount shall bear interest at a rate equal to 8% per annum.

  (d)
  724 Solutions shall not be obligated to make the Termination Payment and Expense Reimbursement pursuant to this Section 6.3 more than once, nor shall Holdings have any other remedy with respect to the occurrence of any of the events giving rise to a right of termination referred to in Section 6.3(a) or (b).

6.4   Remedies

        The Parties acknowledge and agree that an award of money damages would be inadequate for any breach of this Agreement by any Party or its representatives and any such breach would cause the non-breaching Party irreparable harm. Accordingly, the Parties agree that, in the event of any breach or threatened breach of this Agreement by one of the Parties, the non-breaching Party will also be entitled, without the requirement of posting a bond or other security, to equitable relief, including injunctive relief and specific performance. Such remedies will not be the exclusive remedies for any breach of this Agreement but will be in addition to all other remedies available at law or equity to each of the Parties.

ARTICLE 7

GENERAL

7.1   Expenses

        The Parties agree that, except as provided in Article 6, all out-of-pocket third party transaction expenses of the Arrangement, including legal fees, regulatory filing fees, all disbursements by advisors and printing and mailing costs, shall be paid by the Party incurring such expenses.

7.2   Notices

        Any notice, consent, waiver, direction or other communication required or permitted to be given under this Agreement by a Party to any other Party shall be in writing and may be given by delivering same or sending same by facsimile transmission or by delivery addressed to the Party to which the notice is to be given at its address for service herein. Any notice, consent, waiver, direction or other communication aforesaid shall, if delivered, be deemed to have been given and received on the date on which it was delivered to the address provided herein (if a business day, if not, the next succeeding business day) and if sent by facsimile transmission be deemed to have been given and received at the time of receipt unless actually received after 5:00 p.m. local time in the place of delivery or receipt in which case it shall be deemed to have been given and received on the next business day. Any Party may, from time to time, change its address by giving notice to the other Party in accordance with the provisions of this Section 7.2.

  (a)
  If to Holdings or Austin Ventures VIII, at:

    c/o Austin Ventures VIII, LP
    300 West Sixth Street, Suite 2300
    Austin, Texas 78701
    Attention: Joseph C. Aragona
    Facsimile: (512) 750-0003

    with a copy to (which shall not constitute notice):

    DLA Piper Rudnick Gray Cary US LLP
    1221 S. MoPac Expressway, Suite 400
    Austin, Texas 78746-6875
    Attention: John J. Gilluly III, PC
    Facsimile: (512) 457-7001

  (b)
  If to 724 Solutions at:

    724 Solutions Inc.
    1221 State Street, Suite 2000
    Santa Barbara, CA 93101
    Attention: John Sims
    Facsimile: (805) 884-8311

    with a copy to (which shall not constitute notice):

    Torys LLP
    Suite 3000, 79 Wellington Street West
    Box 270, TD Centre
    Toronto, Ontario, Canada M5K 1N2
    Attention: Darren Sukonick
    Facsimile: (416) 865-7380

7.3   Time of Essence

        Time shall be of the essence in this Agreement.

7.4   Entire Agreement

        This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and cancel and supersede all prior agreements and understandings between the Parties with respect to the subject matter hereof.

7.5   Further Assurances

        Each Party hereto shall, from time to time, and at all times hereafter, at the request of the other Party hereto, but without further consideration, do all such further acts and execute and deliver all such further documents and instruments as shall be reasonably required in order to fully perform and carry out the terms and intent hereof.

7.6   Governing Law

        This Agreement is a contract made under and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in the Province of Ontario. Each Party hereby irrevocably attorns to the jurisdiction of the courts of the Province of Ontario in respect of all matters arising under or in relation to this Agreement.

7.7   Execution in Counterparts

        This Agreement may be executed in identical counterparts, each of which is and is hereby conclusively deemed to be an original and the counterparts collectively are to be conclusively deemed to be one instrument.

7.8   Waiver

        No waiver by any Party hereto shall be effective unless in writing and any waiver shall affect only the matter, and the occurrence thereof, specifically identified and shall not extend to any other matter or occurrence. Notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall constitute or be deemed to constitute a waiver, amendment, extension or subrogation of any of the rights or obligations of the Austin Ventures Funds or 724 Solutions and its Subsidiaries under the Note Purchase Agreement or under any notes, agreements, guaranties or other documents entered into in connection with the Note Purchase Agreement. Further, notwithstanding anything in this Agreement to the contrary, nothing in this Agreement shall constitute or be deemed to constitute a waiver, amendment, extension or subrogation of any of the rights or obligations of the Austin Ventures Funds (or their Affiliates) or 724 Solutions and its Subsidiaries under any separate agreement, arrangement or understanding regarding indemnification, contribution or reimbursement.

7.9   Public Notices

        All public notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by the Parties and no Party shall act unilaterally in this regard without the prior approval of the other Parties, such approval not to be unreasonably withheld, unless such disclosure shall be required to meet timely disclosure obligations of any Party under applicable securities laws and stock exchange rules in circumstances where prior consultation with the other Party is not practicable.

7.10 Facsimiles; Counterparts

        This agreement may be executed by the Parties in counterparts and may be executed and delivered by facsimile and all such counterparts and facsimiles shall together constitute one and the same agreement.

7.11 Severability

        In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The Parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

7.12 Enurement and Assignment

        This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. Neither this Agreement nor any rights or obligations under this Agreement shall be assignable by any Party without the prior written consent of the other Parties, except that Holdings may assign all or part of its rights or obligations, including without limitation the rights to acquire the Shares.

7.13 No Recourse

  (a)
  Notwithstanding anything that may be expressed or implied in this Agreement, except as provided in Section 7.12 and 7.15, 724 Solutions covenants, agrees and acknowledges that no recourse under this Agreement shall be had against any current or future Affiliates, shareholders or agents of

    Holdings, as such, or any current or former director, officer, employee, member, general or limited partner or shareholder of any of the foregoing, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future Affiliate, shareholder or agent of Holdings, as such, or any current or future director, officer, employee, member, general or limited partner or shareholder of any of the foregoing, as such, for any obligation of Holdings under this Agreement.

  (b)
  Notwithstanding anything that may be expressed or implied in this Agreement, Holdings covenants, agrees and acknowledges that no recourse under this Agreement shall be had against any current or future Affiliates, shareholders or agents of 724 Solutions, as such, or any current or former director, officer, employee or shareholder of any of the foregoing, as such, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future Affiliate, shareholder or agent of 724 Solutions, as such, or any current or future director, officer, employee or shareholder of any of the foregoing, as such, for any obligation of 724 Solutions under this Agreement.

7.14 No Third Party Beneficiaries

        Other than Sections 4.7 and 7.13, this Agreement is not intended to confer on any Person other than the Parties any rights or remedies.

7.15 Guarantee

  (a)
  Austin Ventures VIII hereby absolutely, unconditionally and irrevocably guarantees solely to 724 Solutions (and not to any shareholder or other third party beneficiary) the performance and discharge (when due) of the payment obligations of Holdings (or any permitted successor or transferee) under Section 2.3.

  (b)
  Austin Ventures VIII hereby absolutely, unconditionally and irrevocably guarantees solely to 724 Solutions (and not to any shareholder or other third party beneficiary) the performance and discharge (when due) of the obligations of Holdings (or any permitted successor or transferee) under this Agreement (other than Section 2.3); provided, however, that in no event will Austin Ventures VIII's liability under this Section 7.15(b) exceed US$250,000.

  (c)
  724 Solutions agrees that the obligations of Austin Ventures VIII hereunder shall be released and discharged to the extent of (a) the existence of any claim, set-off or other right which Austin Ventures VIII or its Affiliates may have at any time against 724 Solutions or its Subsidiaries and (b) the adequacy of any other means 724 Solutions may have of obtaining payment in respect of the obligation for which payment is sought. 724 Solutions hereby covenants and agrees that it shall not institute, and shall cause its Affiliates not to institute, any proceeding or bring any other claim based upon, arising under, or in connection with this Agreement or the transactions contemplated hereby, against Austin Ventures VIII or the former, current or future partners, managers, members, Affiliates, officers, employees, representatives or agents of Austin Ventures VIII, except for claims against Austin Ventures VIII under Sections 7.15(a) or 7.15(b) above.

  (d)
  Notwithstanding anything in this Agreement to the contrary, in no event shall Austin Ventures VIII be liable for any special, indirect, consequential or punitive damages arising out of or in connection with this Agreement including, but not limited to, lost profits or other economic loss. The foregoing shall apply regardless of the negligence or other fault of Holdings or its Affiliates and regardless whether such liability sounds in contract, negligence, tort or any other theory of legal liability.

  (e)
  The right of any Person to bring or maintain a claim, action or proceeding in respect of this Agreement against Austin Ventures VIII, and the obligations of Austin Ventures VIII under this Agreement, each shall terminate and be of no further force and effect immediately at and as of the Effective Time.

        IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first above written.

724 SOLUTIONS INC.
By:	/s/ J. IAN GIFFEN J. Ian Giffen Chair of the Special Committee of Directors
724 HOLDINGS, INC.
By:	/s/ JOSEPH C. ARAGONA Joseph C. Aragona President
FOR PURPOSES OF ARTICLE 7 ONLY:
AUSTIN VENTURES VIII, L.P.
By:	AV Partners VIII, L.P., its general partner
By:	/s/ JOSEPH C. ARAGONA Joseph C. Aragona General Partner

Signature Page to Arrangement Agreement

SCHEDULE A

ARRANGEMENT RESOLUTION

BE IT RESOLVED AS A SPECIAL RESOLUTION THAT:

Arrangement

1.
Following the continuance, the arrangement (the "Arrangement") under section 182 of the Business Corporations Act (Ontario) (the "OBCA") substantially as set forth in the plan of arrangement (the "Plan of Arrangement") attached as Schedule [B] to Exhibit [C] to the Management Information Circular and Proxy Statement of 724 Solutions Inc. (the "Corporation") dated May     •    , 2006, all as more particularly described in the Management Information Circular and Proxy Statement (as the Plan of Arrangement and all transactions contemplated thereby may be or may have been modified or amended) be and are hereby authorized, approved and adopted;

2.
The Plan of Arrangement, the full text of which is set out in Schedule [B] to Exhibit [C] to the Management Information Circular and Proxy Statement (as the Plan of Arrangement may be or may have been modified or amended) is authorized, approved and adopted.

3.
Notwithstanding that this resolution has been passed by the Shareholders (as defined in the Management Information Circular and Proxy Statement) or that the Arrangement has been approved by the Ontario Superior Court of Justice, the directors of the Corporation are hereby authorized and empowered without further notice to, or approval of, the Shareholders (i) to amend the arrangement agreement entered into between the Corporation, 724 Holdings, Inc. and Austin Ventures VIII, L.P. on April 6, 2006 (the "Arrangement Agreement") or the Plan of Arrangement to the extent permitted thereby, and (ii) subject to the terms of the Arrangement Agreement, not to proceed with the Arrangement.

4.
Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute and to deliver articles of arrangement and all other documents as are necessary or desirable to the Director under the OBCA and to execute all documents and to do all such acts and things as in the opinion of such person may be necessary or desirable to carry out the foregoing.

General

1.
Any officer or director of the Corporation is hereby authorized and directed for and on behalf of the Corporation to execute or cause to be executed, under the seal of the Corporation or otherwise, and to deliver or cause to be delivered, all such documents, agreements and instruments and to perform or cause to be performed all such other acts and things as in such person's opinion may be necessary or desirable to give full effect to the foregoing resolutions and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of any such documents, agreements or instruments and the taking of any such actions.

C-A-1

SCHEDULE B

PLAN OF ARRANGEMENT

Under section 182 of the Business Corporations Act (Ontario)
concerning

724 HOLDINGS, INC.

– and –

724 SOLUTIONS INC.

ARTICLE 1

INTERPRETATION

1.1   Definitions

        Wherever used in this Plan of Arrangement, unless there is something inconsistent in the subject matter or context, the following words and terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

        "1933 Act" means the United States Securities Act of 1933, as amended;

        "724 Solutions" means 724 Solutions Inc., a corporation existing under the OBCA;

        "Affiliate" has the meaning ascribed to it under Rule 144 under the 1933 Act;

        "Arrangement" means the arrangement of 724 Solutions under Section 182 of the OBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 6.1 of this Plan of Arrangement or made at the direction of the Court in accordance with the Final Order;

        "Arrangement Agreement" means the Arrangement Agreement dated as of April 6, 2006, by and between Holdings, 724 Solutions and, for purposes of Article 7 thereof only, Austin Ventures VIII, L.P., as the same may be amended in accordance with Section 6.1 thereof, providing for, among other things, the Arrangement;

        "Arrangement Resolution" means the special resolution of the Shareholders and the Holders of Cashed-out Options, voting together as a single class, approving the Arrangement, to be substantially in the form set out in Appendix C annexed to the Circular;

        "Articles of Arrangement" means the articles of arrangement of 724 Solutions in respect of the Arrangement that are required by the OBCA to be filed with the Director under the OBCA after the Final Order is made in order to effect the Arrangement;

        "Austin Ventures Funds" means Austin Ventures VI, L.P., Austin Ventures Affiliates Fund VI, L.P. or Austin Ventures VIII, L.P.;

        "Business Day" means any day, other than Saturday, Sunday and a statutory holiday in Austin, Texas, United States or the Province of Ontario, Canada;

        "Cashed-out Option" means each Option in which the difference, if any, between the Purchase Price and the exercise price of that Option is greater than zero;

        "CBCA" means the Canada Business Corporations Act, R.S.C. 1985, c. C-44 and the regulations promulgated under that Act, each as amended;

        "Certificate of Arrangement" means the Certificate of Arrangement to be issued by the Director in respect of the Articles of Arrangement to be filed by 724 Solutions to give effect to the Arrangement;

C-B-1

        "Circular" means the management information circular/proxy statement, including all appendices thereto, to be prepared in accordance with the Arrangement Agreement and sent to the Shareholders in connection with the Meeting;

        "Continuance" means the continuance of 724 Solutions under Section 188 of the CBCA and Section 180 of the OBCA, if authorized by the passing of the Continuance Resolution by the Shareholders at the Meeting;

        "Continuance Dissent Rights" has the meaning ascribed to it in Section 5.1(c);

        "Continuance Resolution" means the special resolution of the Shareholders approving the Continuance to be substantially in the form set out in Appendix A annexed to the Circular;

        "Court" means the Superior Court of Justice (Ontario);

        "Depositary" means Computershare Investor Services Inc., being the depositary and paying agent appointed by 724 Solutions for the purpose, amongst other things, of exchanging certificates representing Shares for cash;

        "Director" means the Director appointed pursuant to Section 278 of the OBCA;

        "Dissent Rights" has the meaning ascribed to it in Section 5.1(a);

        "Dissenting Shareholder" means any Shareholder who has properly exercised its Dissent Rights and has not withdrawn or been deemed to have withdrawn such Dissent Rights;

        "Effective Date" means the date shown on the Certificate of Arrangement;

        "Effective Time" means 12:01 a.m. (Toronto time) on the Effective Date;

        "Employee Rollover Agreement" means a written agreement between Holdings (or one of its Affiliates) and an officer or employee of 724 Solutions or its Subsidiaries, (i) pursuant to which Holdings (or one of its Affiliates) has agreed to take in exchange, and such officer or employee has agreed to contribute, that number of Shares held by such officer or employee stipulated in the agreement (if any) for consideration not exceeding US$3.34 per Share, which consideration consists of shares of the capital stock of Holdings, except that cash may be paid in lieu of issuing fractional shares; (ii) which has been entered into prior to the Effective Time and is to be completed immediately prior to the Effective Time; (iii) under which all conditions to closing (other than completion of the Arrangement) have been satisfied or waived as of the Effective Time; and (iv) which has not been terminated by such officer or employee or by Holdings (or one of its Affiliates) as of the Effective Time;

        "Employee Rollover Shares" means Shares which are to be acquired pursuant to an Employee Rollover Agreement;

        "Encumbrance" includes, without limitation, any mortgage, pledge, assignment, charge, lien, security interest, adverse interest in property, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

        "Final Order" shall mean the final order of the Court approving the Arrangement as such order may be amended at any time prior to the Effective Time or, if appealed, then (unless such appeal is withdrawn or denied), as affirmed on appeal prior to the Effective Time;

        "Governmental Entity" means any (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) self-regulatory organization or stock exchange, including, without limitation, the Nasdaq Stock Market, Inc. and the Toronto Stock Exchange, (c) subdivision, agent, commission, board, or authority of any of the foregoing, or (d) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

C-B-2

        "Holders" means (a) when used with reference to the Shares, the holders thereof shown from time to time in the register of holders of Shares maintained by or on behalf of 724 Solutions and, where the context so provides, includes joint holders of such Shares and (b) when used with reference to the Options, means the holders thereof shown from time to time in the register maintained by or on behalf of 724 Solutions in respect of Options;

        "Holdings" means 724 Holdings, Inc., a Delaware corporation;

        "In-the-Money Amount" means, for each Option, the positive difference, if any, between the Purchase Price and the exercise price of that Option;

        "Interim Order" means the interim order of the Court, as the same may be amended, in respect of the Arrangement;

        "ITA" means the Income Tax Act (Canada) and the regulations promulgated under that Act, each as amended;

        "Letter of Transmittal" means the letter of transmittal sent by 724 Solutions to the Shareholders concurrently with the sending of the Circular for the Meeting;

        "Meeting" means the annual and special meeting of Shareholders and Holders of Cashed-out Options, including any resumption of the meeting following any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider and, if deemed advisable, to approve the Continuance Resolution, the Rights Plan Resolution, the Arrangement Resolution and other matters contemplated herein;

        "OBCA" means the Ontario Business Corporations Act, R.S.O. 1990, C.B.16 and the regulations promulgated under that Act, each as amended;

        "Option Plans" means 724 Solutions' 2005 Stock Option Plan, 2000 Stock Option Plan, 1999 Tantau Stock Plan, Pre-IPO Canadian Plan and Pre-IPO U.S. Plan;

        "Optionholders" means the holders of Options;

        "Options" means options issued pursuant to the Option Plans that remain outstanding on the Effective Date;

        "Person" includes any individual, sole proprietorship, partnership, firm, entity, limited partnership, limited liability company, unlimited liability company, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body, corporation, or Governmental Entity, and any group (as defined in Section 13(d)(3) of the Exchange Act) comprised of more than one Person and, where the context requires, any of the foregoing when they are acting as trustee, executor, administrator or other legal representatives;

        "Plan of Arrangement", "hereof", "herein", "hereunder", and similar expressions refer to this Plan of Arrangement and not to any particular Article, section or other portion hereof and includes any agreement or instrument supplementary or ancillary hereto;

        "Purchase Price" means US$3.34 cash per Share;

        "Qualifying Shareholder" means a Shareholder, but does not include (a) a Dissenting Shareholder, (b) the Austin Ventures Funds, (c) Holdings or (d) a Rollover Employee, if any;

        "Rights Plan" means that certain Shareholders Rights Plan Agreement, dated February 10, 2003, between 724 Solutions and Computershare Trust Company of Canada, as amended;

        "Rights Plan Resolution" means a resolution of the Shareholders approving the termination of the Rights Plan substantially in the form set out in Appendix B annexed to the Circular;

        "Rollover Employee" means any officer or employee subject to an Employee Rollover Agreement;

        "Securities Act" means the Securities Act (Ontario) and the rules, regulations, instruments, notices and policies made thereunder, as they may be amended from time to time prior to the Effective Date;

C-B-3

        "Shareholders" means the holders of Shares;

        "Shares" means the common shares in the capital of 724 Solutions;

        "Subsidiary" means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof (whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture or other entity over which it exercises direction or control or which is in a like relation to a Subsidiary; and

        "Tax" and "Taxes" means all taxes, however denominated, including any interest, penalties or other additions that may become payable in respect thereof, imposed by any Governmental Entity; which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including, but not limited to, federal, state and provincial income taxes), capital taxes, payroll and employee withholding taxes, unemployment insurance, social insurance taxes (including Canada Pension Plan payments), sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, pension assessment and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which one of the Parties or any of its Subsidiaries is required to pay, withhold or collect.

1.2   Headings and References

        The division of this Plan of Arrangement into Articles and sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specified, references to Articles and sections are to Articles and sections of this Plan of Arrangement.

1.3   Time Periods

        Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

1.4   Currency

        Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of the United States.

1.5   Time

        Unless otherwise indicated, all times expressed herein or in any Letter of Transmittal are to local time, Toronto, Ontario.

1.6   Construction

        In this Plan of Arrangement:

          (a)   unless the context otherwise requires, words importing the singular include the plural and vice versa and words denoting any gender include all genders;

          (b)   the word "including" or "includes" shall mean "including (or includes) without limitation"; and

          (c)   any reference to a statute includes all rules and regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation or rule which amends, supplements or supersedes any such statute or any such regulation or rule.

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1.7   Governing Law

        This Plan of Arrangement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

ARTICLE 2

PURPOSE AND EFFECT OF THE PLAN OF ARRANGEMENT

2.1   Effectiveness

        This Plan of Arrangement, upon filing the Articles of Arrangement and the issuance of the Certificate of Arrangement, will become effective and will be binding on 724 Solutions and Holdings and all other Persons without any further authorization, act or formality on the part of the Court, the Director, Holdings (or its Affiliates), 724 Solutions, or the Shareholders or Optionholders, from and after the Effective Time. Other than as expressly provided in Article 3, no portion of this Plan of Arrangement shall take effect with respect to any Person until the Effective Time.

ARTICLE 3

THE ARRANGEMENT

3.1   Arrangement

        Pursuant to the Arrangement the following transactions shall occur and shall be deemed to occur at the Effective Time (unless otherwise specified), in the following order:

          (a)   each Cashed-out Option will be cancelled by 724 Solutions in exchange for a cash payment by 724 Solutions in an amount equal to the In-the-Money Amount of such Cashed-out Option (and 724 Solutions shall withhold and remit from such payment any required withholding Taxes) and the names of the Holders of the Cashed-out Options so cancelled will be removed from the register of holders of Options;

          (b)   each Option outstanding immediately prior to the Effective Time, other than a Cashed-out Option, will be terminated, become null and void and cease to represent a right to receive any Shares and the names of the Holders of the Options so terminated will be removed from the register of holders of Options;

          (c)   each outstanding Share held by a Qualifying Shareholder shall be transferred by the Holders thereof to Holdings without any further authorization, act or formality, in exchange for cash in the amount of the Purchase Price per Share, and Holdings will be deemed to be the legal and beneficial owner thereof, free and clear of all Encumbrances and the names of the Holders of the Shares so transferred shall be removed from the register of holders of Shares and Holdings will be recorded on the register of holders of Shares as the Holder of the Shares so purchased.

3.2   Encumbrances

        Each transfer of a Holder's Shares to Holdings under Section 3.1 will be free and clear of all Encumbrances and any Encumbrances otherwise applicable to those Shares will instead apply to the cash received by the Holder in exchange for those Shares.

ARTICLE 4

PAYMENT

4.1   Delivery of Cash

        At or before the Effective Time, Holdings shall deposit or cause to be deposited with the Depositary, for the benefit of each Qualifying Shareholder, the cash, in US dollars, to which each such Qualifying Shareholder is entitled pursuant to Section 3.1 upon the transfer of the Shares to Holdings. Upon surrender by a Qualifying Shareholder to the Depositary of a certificate which immediately prior to the Effective Time

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represented one or more Shares, together with a duly completed and executed Letter of Transmittal and all additional documents and instruments as the Depositary may reasonably require and, upon confirmation by the Depositary of that Holder's name against the register of holders of Shares maintained by or on behalf of 724 Solutions, the Holder of such surrendered certificate(s) of Shares shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Qualifying Shareholder, as soon as practicable after the Effective Time, a cheque issued by the Depositary (or other form of immediately available funds) representing that amount of cash which such Qualifying Shareholder has the right to receive pursuant to Section 3.1, less any amounts withheld pursuant to Section 4.5 and any certificate(s) of Shares so surrendered shall forthwith be cancelled. In addition, 724 Solutions shall deliver to each Holder of Cashed-out Options forthwith after the Effective Time, a cheque issued by 724 Solutions (or other form of immediately available funds) representing that amount of cash which such Holder of Cashed-out Options has the right to receive pursuant to Section 3.1, less any amounts withheld pursuant to Section 4.5. In the event of a transfer of ownership of Shares that is not registered in the transfer records of 724 Solutions, a cheque representing the proper amount of cash (or other form of immediately available funds) may be delivered to the transferee if the certificate representing such Shares is surrendered to the Depositary, accompanied by a duly completed and executed Letter of Transmittal and all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.1, each certificate of Shares (excluding Employee Rollover Shares) held by a Qualifying Shareholder shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender a cash payment as contemplated by this Section 4.1, less any amounts withheld pursuant to Section 4.5.

4.2   Distributions with respect to Unsurrendered Certificates

        No dividends or other distributions declared or made after the Effective Time with respect to Shares with a record date after the Effective Time shall be paid to the Holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Shares that were transferred pursuant to Section 3.1, and no cash payment pursuant to Section 3.1 shall be paid to any such Holder, unless and until the Holder of such certificate shall surrender such certificate in accordance with Section 4.1. Subject to applicable laws, at the time of such surrender of any such certificate, there shall be paid to the Holder of the certificates representing Shares, without interest, the amount of cash to which such Holder is entitled pursuant to Section 3.1.

4.3   Lost Certificates

        In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Shares that were transferred pursuant to Section 3.1 is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, a cheque (or other form of immediately available funds) for the cash amount, deliverable in accordance with such Holder's Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom cash is to be delivered shall, as condition precedent to the payment thereof, give a bond satisfactory to Holdings and their respective transfer agents in such sum as Holdings may direct or otherwise indemnify Holdings in a manner satisfactory to Holdings against any claim that may be made against Holdings or 724 Solutions with respect to the certificate alleged to have been lost, stolen or destroyed.

4.4   Extinction of Rights

        Any certificate which immediately prior to the Effective Time represented outstanding Shares that were transferred pursuant to Section 3.1, and not deposited, with all other instruments required by Section 4.1, on or prior to the sixth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a shareholder of 724 Solutions or for the receipt of cash. On such date, the cash to which the former Holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered for no consideration to Holdings, together with all entitlements to dividends, distributions and interest thereon held for such former Holder. Neither Holdings nor

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724 Solutions shall be liable to any Person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

4.5   Withholding Rights

        Holdings, 724 Solutions or the Depositary shall be entitled to deduct and withhold from any consideration payable to any Holder of Shares or Options pursuant to Section 3.1, such amounts as Holdings, 724 Solutions or the Depositary determines is required or permitted to deduct and withhold with respect to such payment under the ITA, the United States Internal Revenue Code of 1986, as amended, or any provision of federal, provincial, territorial, state, local or foreign tax laws, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Holder of the securities in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

4.6   Termination of Depositary

        Any funds held by the Depositary that remain undistributed to former Shareholders nine months after the Effective Date will be delivered to 724 Solutions, upon demand for those funds, and Shareholders who have not previously complied with Sections 4.1 or 4.2 will then look only to 724 Solutions for payment of any claim to cash.

ARTICLE 5

RIGHTS OF DISSENT

5.1   Dissent Rights

          (a)   Shareholders may exercise rights of dissent with respect to their Shares pursuant to and in the manner set forth in Section 190 of the CBCA as modified by this Section 5.1 in connection with the Arrangement, as the same may be modified by the Interim Order or the Final Order (the "Dissent Rights"), provided that, (i) notwithstanding Subsection 190(5) of the CBCA, the written objection to the Arrangement Resolution referred to in Subsection 190(5) of the CBCA must be received by 724 Solutions not later than 5:00 p.m. (Toronto time) on the Business Day preceding the Meeting; and (ii) notwithstanding Section 190 of the CBCA, Holdings, and not 724 Solutions, shall be required to offer to pay fair value for Shares held by Holders who duly exercise Dissent Rights, and to pay the amount to which such Holders may be ultimately entitled. Holders who duly exercise Dissent Rights and who are ultimately entitled to be paid fair value for their Shares, shall be deemed to have transferred their Shares, contemporaneously with the transfer of Shares pursuant to Section 3.1(c) by other Shareholders, without any further authorization, act or formality and free and clear of all Encumbrances, to Holdings in consideration of a payment from Holdings equal to such fair value at the Effective Time.

          (b)   Shareholders who exercise, or purport to exercise, Dissent Rights, and who withdraw their dissent to the Arrangement or who are ultimately determined not to be entitled, for any reason, to be paid fair value for their Shares, shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting Shareholder as at and from the Effective Time and shall receive cash on the basis set forth in Article 3.

          (c)   Shareholders who exercise rights of dissent with respect to their Shares pursuant to and in the manner set forth in Section 190 of the CBCA in connection with the Continuance Resolution (in the event that the Continuance becomes effective) (the "Continuance Dissent Rights") (i) will be deemed not to have participated in the Continuance or the Arrangement and (ii) will cease to have any rights as a Holder of Shares other than the right to be paid the fair value for such Shares by 724 Solutions in accordance with Section 190 of the CBCA.

          (d)   Shareholders who exercise, or purport to exercise, Continuance Dissent Rights, and who withdraw their dissent to the Continuance or who are ultimately determined not to be entitled, for any reason, to be paid fair value for their Shares, shall be deemed to have participated in the Continuance

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  and the Arrangement on the same basis as any non-dissenting Shareholder as at and from the Effective Time and shall be considered a Qualifying Shareholder for purposes of Section 3.1(c).

5.2   Holders

        In no circumstances shall 724 Solutions, Holdings or any other Person be required to recognize a Person exercising Dissent Rights, unless such Person is a Holder of those Shares in respect of which such rights are sought to be exercised.

5.3   Recognition of Dissenting Shareholders

        Neither 724 Solutions nor Holdings nor any other Person shall be required to recognize a Dissenting Shareholder as a Holder or beneficial owner of Shares at or after the Effective Time, and after the Effective Time the names of such Dissenting Shareholders shall be deleted from the register of Holders of Shares maintained by or on behalf of 724 Solutions.

5.4   Dissent Right Availability

        A Holder is not entitled to exercise Dissent Rights with respect to Shares if such Holder votes (or instructs, or is deemed, by submission of any incomplete proxy, to have instructed his, or her or its proxyholder to vote) in favour of the Arrangement Resolution.

ARTICLE 6

AMENDMENTS

6.1   Amendments

          (a)   724 Solutions reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Date provided that any such amendment, modification, and/or supplement must be (i) set out in writing, (ii) approved in writing by Holdings, (iii) filed with the Court and, if made following the Meeting, approved by the Court and (iv) communicated to Shareholders and Optionholders if and as required by the Court.

          (b)   Any amendment, modification and/or supplement to this Plan of Arrangement may be proposed by 724 Solutions at any time prior to or at the Meeting (provided that Holdings shall have consented in writing thereto) with or without any other prior notice or communication and, if so proposed and accepted by the Persons voting at the Meeting (other than as required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

          (c)   Any amendment, modification and/or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting shall be effective only if (i) it is consented to in writing by each of 724 Solutions and Holdings and (ii) if required by the Court, it is consented to by the Persons voting in the manner directed by the Court.

          (d)   Any amendment, modification and/or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by Holdings, provided that it concerns a matter which, in the reasonable opinion of Holdings, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any former Holder.

ARTICLE 7

FURTHER ASSURANCES

7.1   Further Assurances

        Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further authorization, act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein.

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SCHEDULE C

REPRESENTATIONS AND WARRANTIES OF 724 SOLUTIONS

1.     Organization

        Each of 724 Solutions and its Subsidiaries has been duly incorporated or formed under the Laws of its jurisdiction of incorporation or other organization, is validly subsisting and has full corporate or legal power and authority to own its properties and conduct its businesses as presently owned and conducted. 724 Solutions is not in breach or default of any provision of its Organizational Documents, except where such breach would not, individually or in the aggregate have a Material Adverse Effect.

2.     Authority; Enforceability

        724 Solutions has the requisite power and authority to execute and deliver this Agreement and to perform and consummate the Arrangement and the other transactions contemplated hereby and thereby. The execution, delivery and performance by 724 Solutions of this Agreement and the consummation by it of the Arrangement and the other transactions contemplated hereby and thereby have been duly authorized by board of directors of 724 Solutions (upon the recommendation of the Special Committee), and no other corporate action on the part of 724 Solutions (other than adoption of this Agreement and approval of the Arrangement by the Shareholders and the Holders of Cashed-out Options) is necessary to authorize the execution, delivery and performance by 724 Solutions of this Agreement or its consummation of such transactions. This Agreement has been duly authorized, executed and delivered by, and, assuming due authorization by Holdings, is enforceable against, 724 Solutions except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium, or other Laws relating to or affecting the rights of creditors, and general principles of equity.

3.     Consents and Approvals; No Defaults; Employment Arrangements

  (a)
  No consents or approvals of, or filings or registrations with, any Governmental Entity are required to be made or obtained by 724 Solutions in connection with the execution, delivery or performance by 724 Solutions of this Agreement except for (i) filings of applications, registrations, statements, reports or notices (and expiration of any applicable notice periods) with the TSX and NASD, the SEC and other applicable securities authorities, (ii) the Requisite Vote, (iii) the receipt of the Final Order from the Court, and (iv) consents, approvals, filings, or registrations, the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

  (b)
  Subject to receipt of the Interim Order and the Final Order, and the making of the filings referred to in Article 2, and the expiration of related waiting periods, the execution, delivery and performance of this Agreement, the consummation of the transactions contemplated hereby, and compliance with the provisions hereof do not and will not (i) result in any breach or default (with or without the passage of time) of the terms, conditions, or provisions of, the respective Organizational Documents of 724 Solutions; (ii) result in a breach or default (with or without the passage of time) of any provisions of, or result in the creation or imposition of (or the obligation to create or impose) any Encumbrance upon any of the properties or assets of 724 Solutions under, any of the terms, conditions or provisions of any Contract, Order or Permit to which 724 Solutions is a party or by which it or any of its properties or assets may be bound or affected so as in any such case to result in a Material Adverse Effect; or (iii) violate any Law or Order applicable to 724 Solutions except for any Breach or Encumbrance which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

  (c)
  The execution of this Agreement and the consummation of the transactions contemplated hereby will not (either alone or in connection with any additional or subsequent events) constitute an event under any Employee Plan, trust or loan that will or could reasonably be expected to result in any payment (whether of severance pay or otherwise), acceleration, forgiveness of indebtedness, vesting (other than options outstanding pursuant to the Option Plans), distribution, increase in benefits or

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    obligation to fund benefits. "Employee Plan" shall mean any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, deferred compensation, performance awards, stock or stock-related awards, fringe benefits or other employee benefits or remuneration of any kind, whether written, unwritten or otherwise, funded or unfunded, including each "employee benefit plan," within the meaning of Section 3(3) of ERISA.

  (d)
  To 724 Solutions' knowledge, no executive officer of 724 Solutions has given notice or intends to terminate or resign within the next twelve (12) months his or her employment with 724 Solutions or its Subsidiaries, as applicable.

4.     Financial Opinion; Valuation; Fees

        The Special Committee of the Board of Directors of 724 Solutions has received the written opinion of the Financial Advisor, dated as of the date of this Agreement, to the effect that the consideration to be received pursuant to this Agreement by the Shareholders is fair to such holders from a financial point of view. 724 Solutions has received the written valuation of the Valuator and such Valuator is independent as determined pursuant to the Securities Act. Other than fees payable to the Financial Advisor and the Valuator, 724 Solutions has no liability or obligation to pay any compensation to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

5.     Capitalization

  (a)
  724 Solutions' authorized capital stock consists of: (i) an unlimited number of common shares, of which 6,124,650 Shares are issued and outstanding as of April 6, 2006, and (ii) an unlimited number of preferred shares, none of which are issued and outstanding. (ii) All of the issued and outstanding Shares: (A) have been duly authorized and are validly issued, fully paid, and nonassessable, (B) were issued in compliance in all material respects with all applicable Laws. As of the date of this Agreement, there were outstanding Options to purchase an aggregate of 1,250,798 common shares under Option Plans. 724 Solutions has provided to Holdings a spreadsheet dated April 5, 2006 setting forth the total number of Shares issuable pursuant to Cashed-out Options and the aggregate exercise price for all of such Cashed-out Options (assuming an Effective Date of June 16, 2006). As of the date of this Agreement, except as set forth in this Section 5, no (i) options, warrants, convertible securities, exchangeable securities, subscription rights, conversion rights, exchange rights, or other agreements or arrangements that could require 724 Solutions or any Subsidiary thereof to issue any of its capital or other interests or to sell any equity interests it owns in another Person, (ii) pre-emptive rights, stock appreciation rights, phantom stock, profit participation, or other similar rights respecting 724 Solutions or any Subsidiary thereof. There are no contracts, agreements or understandings to which 724 Solutions or any Subsidiary thereof is a party or to the knowledge of 724 Solutions, to which Persons other than 724 Solutions are party, with respect to the voting or transfer of the capital or other interests of 724 Solutions. 724 Solutions is not obligated to redeem or otherwise acquire any of its outstanding capital or other interests.

  (b)
  All of the issued and outstanding capital and other interests of each Subsidiary of 724 Solutions (i) that is a corporation have been duly authorized and are validly issued, fully paid, and nonassessable and (ii) that is not a corporation have (A) been duly created pursuant to the Laws of the jurisdiction of such Subsidiary, (B) have been issued and paid for in accordance with the Organizational Documents governing such Subsidiary, and (C) except as expressly contemplated by the Organizational Documents governing such Subsidiary, are fully paid and non-assessable and require no further capital contribution. 724 Solutions holds of record and owns beneficially all of the outstanding capital and other interests of its Subsidiaries, free and clear of any Encumbrances, rights of first refusal, preemptive rights, community property interest, or restrictions of any nature (including any restriction on the voting, transfer, possession or attribute of ownership of any security (other than restrictions under applicable Laws)).

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6.     Intellectual Property

        724 Solutions is the sole owner of or possesses all legal rights to all trademarks, service marks, trademark applications, trade names, copyrights, trade secrets, licenses, information and proprietary rights, processes, data, know-how and, to 724 Solutions' knowledge, patents and patent applications, presently required by 724 Solutions in the operation of its business (collectively, the "Intellectual Property Rights"), free and clear of all Encumbrances, licenses or other restrictions. The conduct of 724 Solutions' business does not infringe, misappropriate or violate any of the copyrights, trade secrets, processes, data, know-how and, to 724 Solutions' knowledge, patents, patent applications, trademarks, service marks, trade names, other intellectual property rights or proprietary information of any other Person. 724 Solutions has taken all commercially reasonable actions necessary to protect the Intellectual Property Rights. 724 Solutions has not received any communications alleging that 724 Solutions has violated or, by conducting 724 Solutions' business violates, impinges upon or could violate or impinge upon any of the patents, trademarks, service marks, trade names, copyrights, trade secrets, processes, data and know-how or other intellectual property rights or proprietary information of any other Person.

7.     Undisclosed Liabilities

        724 Solutions and its Subsidiaries have no material obligations or liabilities of any nature (matured or unmatured, fixed or contingent) other than those set forth or adequately provided for in the Financial Statements and other than contractual obligations or liabilities incurred between March 31, 2006 and the Effective Date in the Ordinary Course and not in violation of the covenants set forth in this Agreement.

8.     Taxes

        724 Solutions has filed all returns and other filings, whether domestic or foreign, in respect of Taxes that are required to be filed by it on or prior to the Effective Date, such returns and other filings are true and correct and all Taxes shown thereon to be due have been timely paid, in each case with exceptions not material to 724 Solutions. 724 Solutions has withheld or collected from each payment made to each of its employees the amount of all Taxes required to be withheld or collected therefrom and has timely paid the same to the proper Tax authorities or authorized depositories, whether domestic or foreign.

9.     Disclosure

  (a)
  724 Solutions has publicly disclosed in documents filed with the Governmental Entities on or prior to the date hereof, any information regarding any event, circumstance or action taken or failed to be taken which could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of 724 Solutions to consummate the transactions contemplated hereby.

  (b)
  724 Solutions has filed with the applicable Governmental Entities, true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it since January 1, 2001 (such forms, reports, schedules, statements and other documents, including any financial statements or other documents, including any financial statements or schedules included therein, are referred to as the "724 Solutions Documents"). The 724 Solutions Documents, at the time filed, (i) were not false or misleading with respect to any material fact, and did not omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, and did not omit to state any material fact necessary to correct any statement in any earlier communication to any Governmental Entity and (ii) complied in all material respects with the requirements of applicable Laws.

  (c)
  None of the information (including this Agreement) supplied or to be supplied by 724 Solutions: (i) to Holdings for inclusion in any filings with the SEC in connection with the transactions contemplated by this Agreement; or (ii) to any Governmental Entity in connection with the transactions contemplated by this Agreement will, at the respective time such documents are supplied, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were

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    made, not misleading, or omit to state any material fact necessary to correct any statement in any earlier communication to any Governmental Entity.

10.   Regulatory Approvals

        724 Solutions has not taken any action, nor does 724 Solutions have any knowledge of any fact or circumstance regarding 724 Solutions or its Subsidiaries that is reasonably likely to materially impede or delay receipt of any consents, approval, authorization or order of a Governmental Entity necessary in connection with the consummation of the Arrangement, or any of the transactions contemplated by this Agreement which if not obtained, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

11.   Requisite Vote

        The only vote required to adopt this Agreement and approve the Arrangement is the affirmative Requisite Vote.

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SCHEDULE D

REPRESENTATIONS AND WARRANTIES OF HOLDINGS

1.     Organization

        Each of Holdings has been duly incorporated or formed under the Laws of its jurisdiction of incorporation or other organization, is validly subsisting and has full corporate or legal power and authority to own its properties and conduct its businesses as presently owned and conducted. Holdings is not in breach or default of any provision of its Organizational Documents.

2.     Authority; Enforceability

        Each of Holdings has the requisite power and authority to execute and deliver this Agreement and to perform and consummate the Arrangement and the other transactions contemplated hereby and thereby. The execution, delivery and performance by each of Holdings of this Agreement and the consummation by each of them of the Arrangement and the other transactions contemplated hereby and thereby have been duly authorized by their respective board of directors, and no other corporate action on the part of Holdings is necessary to authorize the execution, delivery and performance by Holdings of this Agreement or its consummation of such transactions. This Agreement has been duly authorized, executed and delivered by, and, assuming due authorization by 724 Solutions, is enforceable against, Holdings except as such enforceability may be subject to the effects of bankruptcy, insolvency, reorganization, moratorium, or other Laws relating to or affecting the rights of creditors, and general principles of equity.

3.     Consents and Approvals

        No consents or approvals of, or filings or registrations with, any Governmental Entity are required to be made or obtained by Holdings in connection with the execution, delivery or performance by either of them of this Agreement except for (i) filings of applications, registrations, statements, reports or notices (and expiration of any applicable notice periods) with the TSX and NASD, the SEC and other applicable securities authorities and (ii) consents, approvals, filings, or registrations, the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

4.     Brokers' Fees

        Holdings has no liability to pay any compensation to any broker, finder, or agent with respect to the transactions contemplated hereby.

5.     Disclosure

        None of the information (including this Agreement) supplied or to be supplied by Holdings (i) to 724 Solutions for inclusion in the Circular or (ii) to any Governmental Entity in connection with the transactions contemplated by this Agreement will, at the respective time such documents are supplied, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or omit to state any material fact necessary to correct any statement in any earlier communication to any Governmental Entity.

6.     Regulatory Approvals

        Holdings has not taken any action and has no knowledge of any fact or circumstance regarding Holdings that is reasonably likely to materially impede or delay receipt of any consents, approval, authorization or order of a Governmental Entity necessary in connection with the consummation of the Arrangement, or any of the transactions contemplated by this Agreement which if not obtained, individually or in the aggregate, would be reasonably expected to have a Material Adverse Effect.

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APPENDIX D

PLAN OF ARRANGEMENT

Under section 182 of the Business Corporations Act (Ontario)
concerning

724 HOLDINGS, INC.

– and –

724 SOLUTIONS INC.

ARTICLE 1

INTERPRETATION

1.1   Definitions

        Wherever used in this Plan of Arrangement, unless there is something inconsistent in the subject matter or context, the following words and terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings:

        "1933 Act" means the United States Securities Act of 1933, as amended;

        "724 Solutions" means 724 Solutions Inc., a corporation existing under the OBCA;

        "Affiliate" has the meaning ascribed to it under Rule 144 under the 1933 Act;

        "Arrangement" means the arrangement of 724 Solutions under Section 182 of the OBCA on the terms and subject to the conditions set out in this Plan of Arrangement, subject to any amendments or variations thereto made in accordance with Section 6.1 of this Plan of Arrangement or made at the direction of the Court in accordance with the Final Order;

        "Arrangement Agreement" means the Arrangement Agreement dated as of April 6, 2006, by and between Holdings, 724 Solutions and, for purposes of Article 7 thereof only, Austin Ventures VIII, L.P., as the same may be amended in accordance with Section 6.1 thereof, providing for, among other things, the Arrangement;

        "Arrangement Resolution" means the special resolution of the Shareholders and the Holders of Cashed-out Options, voting together as a single class, approving the Arrangement, to be substantially in the form set out in Appendix A annexed to the Circular;

        "Articles of Arrangement" means the articles of arrangement of 724 Solutions in respect of the Arrangement that are required by the OBCA to be filed with the Director under the OBCA after the Final Order is made in order to effect the Arrangement;

        "Austin Ventures Funds" means Austin Ventures VI, L.P., Austin Ventures Affiliates Fund VI, L.P. or Austin Ventures VIII, L.P.;

        "Business Day" means any day, other than Saturday, Sunday and a statutory holiday in Austin, Texas, United States or the Province of Ontario, Canada;

        "Cashed-out Option" means each Option in which the difference, if any, between the Purchase Price and the exercise price of that Option is greater than zero;

        "CBCA" means the Canada Business Corporations Act, R.S.C. 1985, c. C-44 and the regulations promulgated under that Act, each as amended;

        "Certificate of Arrangement" means the Certificate of Arrangement to be issued by the Director in respect of the Articles of Arrangement to be filed by 724 Solutions to give effect to the Arrangement;

        "Circular" means the management information circular/proxy statement, including all appendices thereto, to be prepared in accordance with the Arrangement Agreement and sent to the Shareholders in connection with the Meeting;

        "Continuance" means the continuance of 724 Solutions under Section 188 of the CBCA and Section 180 of the OBCA, if authorized by the passing of the Continuance Resolution by the Shareholders at the Meeting;

        "Continuance Dissent Rights" has the meaning ascribed to it in Section 5.1(c);

        "Continuance Resolution" means the special resolution of the Shareholders approving the Continuance to be substantially in the form set out in Appendix B annexed to the Circular;

        "Court" means the Superior Court of Justice (Ontario);

        "Depositary" means Computershare Investor Services Inc., being the depositary and paying agent appointed by 724 Solutions for the purpose, amongst other things, of exchanging certificates representing Shares for cash;

        "Director" means the Director appointed pursuant to Section 278 of the OBCA;

        "Dissent Rights" has the meaning ascribed to it in Section 5.1(a);

        "Dissenting Shareholder" means any Shareholder who has properly exercised its Dissent Rights and has not withdrawn or been deemed to have withdrawn such Dissent Rights;

        "Effective Date" means the date shown on the Certificate of Arrangement;

        "Effective Time" means 12:01 a.m. (Toronto time) on the Effective Date;

        "Employee Rollover Agreement" means a written agreement between Holdings (or one of its Affiliates) and an officer or employee of 724 Solutions or its Subsidiaries, (i) pursuant to which Holdings (or one of its Affiliates) has agreed to take in exchange, and such officer or employee has agreed to contribute, that number of Shares held by such officer or employee stipulated in the agreement (if any) for consideration not exceeding US$3.34 per Share, which consideration consists of shares of the capital stock of Holdings, except that cash may be paid in lieu of issuing fractional shares; (ii) which has been entered into prior to the Effective Time and is to be completed immediately prior to the Effective Time; (iii) under which all conditions to closing (other than completion of the Arrangement) have been satisfied or waived as of the Effective Time; and (iv) which has not been terminated by such officer or employee or by Holdings (or one of its Affiliates) as of the Effective Time;

        "Employee Rollover Shares" means Shares which are to be acquired pursuant to an Employee Rollover Agreement;

        "Encumbrance" includes, without limitation, any mortgage, pledge, assignment, charge, lien, security interest, adverse interest in property, other third party interest or encumbrance of any kind, whether contingent or absolute, and any agreement, option, right or privilege (whether by law, contract or otherwise) capable of becoming any of the foregoing;

        "Final Order" shall mean the final order of the Court approving the Arrangement as such order may be amended at any time prior to the Effective Time or, if appealed, then (unless such appeal is withdrawn or denied), as affirmed on appeal prior to the Effective Time;

        "Governmental Entity" means any (a) multinational, federal, provincial, state, regional, municipal, local or other government, governmental or public department, central bank, court, tribunal, arbitral body, commission, board, bureau or agency, domestic or foreign, (b) self-regulatory organization or stock exchange, including, without limitation, the Nasdaq Stock Market, Inc. and the Toronto Stock Exchange, (c) subdivision, agent, commission, board, or authority of any of the foregoing, or (d) quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

        "Holders" means (a) when used with reference to the Shares, the holders thereof shown from time to time in the register of holders of Shares maintained by or on behalf of 724 Solutions and, where the context so provides, includes joint holders of such Shares and (b) when used with reference to the Options, means the holders thereof shown from time to time in the register maintained by or on behalf of 724 Solutions in respect of Options;

        "Holdings" means 724 Holdings, Inc., a Delaware corporation;

        "In-the-Money Amount" means, for each Option, the positive difference, if any, between the Purchase Price and the exercise price of that Option;

        "Interim Order" means the interim order of the Court, as the same may be amended, in respect of the arrangement;

        "ITA" means the Income Tax Act (Canada) and the regulations promulgated under that Act, each as amended;

        "Letter of Transmittal" means the letter of transmittal sent by 724 Solutions to the Shareholders concurrently with the sending of the Circular for the Meeting;

        "Meeting" means the annual and special meeting of Shareholders and Holders of Cashed-out Options, including any resumption of the meeting following any adjournment or postponement thereof, to be called and held in accordance with the Interim Order to consider and, if deemed advisable, to approve the Continuance Resolution, the Arrangement Resolution and other matters contemplated herein;

        "OBCA" means the Business Corporations Act, R.S.O. 1990, c.B.16 and the regulations promulgated under that Act, each as amended;

        "Option Plans" means 724 Solutions' 2005 Stock Option Plan, 2000 Stock Option Plan, 1999 Tantau Stock Plan, Pre-IPO Canadian Plan and Pre-IPO U.S. Plan;

        "Optionholders" means the holders of Options;

        "Options" means options issued pursuant to the Option Plans that remain outstanding on the Effective Date;

        "Person" includes any individual, sole proprietorship, partnership, firm, entity, limited partnership, limited liability company, unlimited liability company, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body, corporation, or Governmental Entity, and any group (as defined in Section 13(d)(3) of the Exchange Act) comprised of more than one Person and, where the context requires, any of the foregoing when they are acting as trustee, executor, administrator or other legal representatives;

        "Plan of Arrangement", "hereof", "herein", "hereunder", and similar expressions refer to this Plan of Arrangement and not to any particular Article, section or other portion hereof and includes any agreement or instrument supplementary or ancillary hereto;

        "Purchase Price" means US$3.34 cash per Share;

        "Qualifying Shareholder" means a Shareholder, but does not include (a) a Dissenting Shareholder, (b) the Austin Ventures Funds, (c) Holdings or (d) a Rollover Employee, if any;

        "Rollover Employee" means any officer or employee subject to an Employee Rollover Agreement;

        "Securities Act" means the Securities Act (Ontario), R.S.O. 1990, c.S.5 and the rules, regulations, instruments, notices and policies made thereunder, as they may be amended from time to time prior to the Effective Date;

        "Shareholders" means the holders of Shares;

        "Shares" means the common shares in the capital of 724 Solutions;

        "Subsidiary" means, with respect to a specified body corporate, any body corporate of which more than 50% of the outstanding shares ordinarily entitled to elect a majority of the board of directors thereof

(whether or not shares of any other class or classes shall or might be entitled to vote upon the happening of any event or contingency) are at the time owned directly or indirectly by such specified body corporate and shall include any body corporate, partnership, joint venture or other entity over which it exercises direction or control or which is in a like relation to a Subsidiary; and

        "Tax" and "Taxes" means all taxes, however denominated, including any interest, penalties or other additions that may become payable in respect thereof, imposed by any Governmental Entity; which taxes shall include, without limiting the generality of the foregoing, all income or profits taxes (including, but not limited to, federal, state and provincial income taxes), capital taxes, payroll and employee withholding taxes, unemployment insurance, social insurance taxes (including Canada Pension Plan payments), sales and use taxes, ad valorem taxes, excise taxes, franchise taxes, gross receipts taxes, business license taxes, occupation taxes, real and personal property taxes, stamp taxes, environmental taxes, transfer taxes, workers' compensation, pension assessment and other governmental charges, and other obligations of the same or of a similar nature to any of the foregoing, which one of the Parties or any of its Subsidiaries is required to pay, withhold or collect.

1.2   Headings and References

        The division of this Plan of Arrangement into Articles and sections and the insertion of headings are for convenience of reference only and do not affect the construction or interpretation of this Plan of Arrangement. Unless otherwise specified, references to Articles and sections are to Articles and sections of this Plan of Arrangement.

1.3   Time Periods

        Unless otherwise specified, time periods within or following which any payment is to be made or act is to be done shall be calculated by excluding the day on which the period commences and including the day on which the period ends and by extending the period to the next Business Day following if the last day of the period is not a Business Day.

1.4   Currency

        Unless otherwise stated, all references in this Agreement to sums of money are expressed in lawful money of the United States.

1.5   Time

        Unless otherwise indicated, all times expressed herein or in any Letter of Transmittal are to local time, Toronto, Ontario.

1.6   Construction

        In this Plan of Arrangement:

          (a)   unless the context otherwise requires, words importing the singular include the plural and vice versa and words denoting any gender include all genders;

          (b)   the word "including" or "includes" shall mean "including (or includes) without limitation"; and

          (c)   any reference to a statute includes all rules and regulations made pursuant to such statute and, unless otherwise specified, the provisions of any statute or regulation or rule which amends, supplements or supersedes any such statute or any such regulation or rule.

1.7   Governing Law

        This Plan of Arrangement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

ARTICLE 2

PURPOSE AND EFFECT OF THE PLAN OF ARRANGEMENT

2.1   Effectiveness

        This Plan of Arrangement, upon filing the Articles of Arrangement and the issuance of the Certificate of Arrangement, will become effective and will be binding on 724 Solutions and Holdings and all other Persons without any further authorization, act or formality on the part of the Court, the Director, Holdings (or its Affiliates), 724 Solutions, or the Shareholders or Optionholders, from and after the Effective Time. Other than as expressly provided in Article 3, no portion of this Plan of Arrangement shall take effect with respect to any Person until the Effective Time.

ARTICLE 3

THE ARRANGEMENT

3.1   Arrangement

        Pursuant to the Arrangement the following transactions shall occur and shall be deemed to occur at the Effective Time (unless otherwise specified), in the following order:

          (a)   each Cashed-out Option will be cancelled by 724 Solutions in exchange for a cash payment by 724 Solutions in an amount equal to the In-the-Money Amount of such Cashed-out Option (and 724 Solutions shall withhold and remit from such payment any required withholding Taxes) and the names of the Holders of the Cashed-out Options so cancelled will be removed from the register of holders of Options;

          (b)   each Option outstanding immediately prior to the Effective Time, other than a Cashed-out Option, will be terminated, become null and void and cease to represent a right to receive any Shares and the names of the Holders of the Options so terminated will be removed from the register of holders of Options;

          (c)   each outstanding Share held by a Qualifying Shareholder shall be transferred by the Holders thereof to Holdings without any further authorization, act or formality, in exchange for cash in the amount of the Purchase Price per Share, and Holdings will be deemed to be the legal and beneficial owner thereof, free and clear of all Encumbrances and the names of the Holders of the Shares so transferred shall be removed from the register of holders of Shares and Holdings will be recorded on the register of holders of Shares as the Holder of the Shares so purchased.

3.2   Encumbrances

        Each transfer of a Holder's Shares to Holdings under Section 3.1 will be free and clear of all Encumbrances and any Encumbrances otherwise applicable to those Shares will instead apply to the cash received by the Holder in exchange for those Shares.

ARTICLE 4

PAYMENT

4.1   Delivery of Cash

        At or before the Effective Time, Holdings shall deposit or cause to be deposited with the Depositary, for the benefit of each Qualifying Shareholder, the cash, in US dollars, to which each such Qualifying Shareholder is entitled pursuant to Section 3.1 upon the transfer of the Shares to Holdings. Upon surrender by a Qualifying Shareholder to the Depositary of a certificate which immediately prior to the Effective Time represented one or more Shares, together with a duly completed and executed Letter of Transmittal and all additional documents and instruments as the Depositary may reasonably require and, upon confirmation by the Depositary of that Holder's name against the register of holders of Shares maintained by or on behalf of 724 Solutions, the Holder of such surrendered certificate(s) of Shares shall be entitled to receive in exchange therefor, and the Depositary shall deliver to such Qualifying Shareholder, as soon as practicable after the Effective Time, a cheque issued by the Depositary (or other form of immediately available funds) representing that amount of cash which such Qualifying Shareholder has the right to receive pursuant to Section 3.1, less any amounts withheld pursuant to Section 4.5 and any certificate(s) of Shares so surrendered shall forthwith be cancelled. In addition, 724 Solutions shall deliver to each Holder of Cashed-out Options forthwith after the Effective Time, a cheque issued by 724 Solutions (or other form of immediately available funds) representing that amount of cash which such Holder of Cashed-out Options has the right to receive pursuant to Section 3.1, less any amounts withheld pursuant to Section 4.5. In the event of a transfer of ownership of Shares that is not registered in the transfer records of 724 Solutions, a cheque representing the proper amount of cash (or other form of immediately available funds) may be delivered to the transferee if the certificate representing such Shares is surrendered to the Depositary, accompanied by a duly completed and executed Letter of Transmittal and all documents required to evidence and effect such transfer. Until surrendered as contemplated by this Section 4.1, each certificate of Shares (excluding Employee Rollover Shares) held by a Qualifying Shareholder shall be deemed at all times after the Effective Time to represent only the right to receive upon such surrender a cash payment as contemplated by this Section 4.1, less any amounts withheld pursuant to Section 4.5.

4.2   Distributions with respect to Unsurrendered Certificates

        No dividends or other distributions declared or made after the Effective Time with respect to Shares with a record date after the Effective Time shall be paid to the Holder of any unsurrendered certificate which immediately prior to the Effective Time represented outstanding Shares that were transferred pursuant to Section 3.1, and no cash payment pursuant to Section 3.1 shall be paid to any such Holder, unless and until the Holder of such certificate shall surrender such certificate in accordance with Section 4.1. Subject to applicable laws, at the time of such surrender of any such certificate, there shall be paid to the Holder of the certificates representing Shares, without interest, the amount of cash to which such Holder is entitled pursuant to Section 3.1.

4.3   Lost Certificates

        In the event any certificate which immediately prior to the Effective Time represented one or more outstanding Shares that were transferred pursuant to Section 3.1 is lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed, the Depositary will issue in exchange for such lost, stolen or destroyed certificate, a cheque (or other form of immediately available funds) for the cash amount, deliverable in accordance with such Holder's Letter of Transmittal. When authorizing such payment in exchange for any lost, stolen or destroyed certificate, the Person to whom cash is to be delivered shall, as condition precedent to the payment thereof, give a bond satisfactory to Holdings and their respective transfer agents in such sum as Holdings may direct or otherwise indemnify Holdings in a manner satisfactory to Holdings against any claim that may be made against Holdings or 724 Solutions with respect to the certificate alleged to have been lost, stolen or destroyed.

4.4   Extinction of Rights

        Any certificate which immediately prior to the Effective Time represented outstanding Shares that were transferred pursuant to Section 3.1, and not deposited, with all other instruments required by Section 4.1, on or prior to the sixth anniversary of the Effective Date shall cease to represent a claim or interest of any kind or nature as a shareholder of 724 Solutions or for the receipt of cash. On such date, the cash to which the former Holder of the certificate referred to in the preceding sentence was ultimately entitled shall be deemed to have been surrendered for no consideration to Holdings, together with all entitlements to dividends, distributions and interest thereon held for such former Holder. Neither Holdings nor 724 Solutions shall be liable to any Person in respect of any cash delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

4.5   Withholding Rights

        Holdings, 724 Solutions or the Depositary shall be entitled to deduct and withhold from any consideration payable to any Holder of Shares or Options pursuant to Section 3.1, such amounts as Holdings, 724 Solutions or the Depositary determines is required or permitted to deduct and withhold with respect to such payment under the ITA, the United States Internal Revenue Code of 1986, as amended, or any provision of federal, provincial, territorial, state, local or foreign tax laws, in each case, as amended. To the extent that amounts are so withheld, such withheld amounts shall be treated for all purposes hereof as having been paid to the Holder of the securities in respect of which such deduction and withholding was made, provided that such withheld amounts are actually remitted to the appropriate taxing authority.

4.6   Termination of Depositary

        Any funds held by the Depositary that remain undistributed to former Shareholders nine months after the Effective Date will be delivered to 724 Solutions, upon demand for those funds, and Shareholders who have not previously complied with Sections 4.1 or 4.2 will then look only to 724 Solutions for payment of any claim to cash.

ARTICLE 5

RIGHTS OF DISSENT

5.1   Dissent Rights

          (a)   Shareholders may exercise rights of dissent with respect to their Shares pursuant to and in the manner set forth in Section 185 of the OBCA as modified by this Section 5.1 in connection with the Arrangement, as the same may be modified by the Interim Order or the Final Order (the "Dissent Rights"), provided that, (i) notwithstanding Subsection 185(6) of the OBCA, the written objection to the Arrangement Resolution referred to in Subsection 185(6) of the OBCA must be received by 724 Solutions not later than 5:00 p.m. (Pacific Daylight time) on the Business Day preceding the Meeting; and (ii) notwithstanding Section 185 of the OBCA, Holdings, and not 724 Solutions, shall be required to offer to pay fair value for Shares held by Holders who duly exercise Dissent Rights, and to pay the amount to which such Holders may be ultimately entitled. Holders who duly exercise Dissent Rights and who are ultimately entitled to be paid fair value for their Shares, shall be deemed to have transferred their Shares, contemporaneously with the transfer of Shares pursuant to Section 3.1(c) by other Shareholders, without any further authorization, act or formality and free and clear of all Encumbrances, to Holdings in consideration of a payment from Holdings equal to such fair value at the Effective Time.

          (b)   Shareholders who exercise, or purport to exercise, Dissent Rights, and who withdraw their dissent to the Arrangement or who are ultimately determined not to be entitled, for any reason, to be paid fair value for their Shares, shall be deemed to have participated in the Arrangement on the same basis as any non-dissenting Shareholder as at and from the Effective Time and shall receive cash on the basis set forth in Article 3.

          (c)   Shareholders who exercise rights of dissent with respect to their Shares pursuant to and in the manner set forth in Section 190 of the CBCA in connection with the Continuance Resolution (in the event that the Continuance becomes effective) (the "Continuance Dissent Rights") (i) will be deemed not to have participated in the Continuance or the Arrangement and (ii) will cease to have any rights as a Holder of Shares other than the right to be paid the fair value for such Shares by 724 Solutions in accordance with Section 190 of the CBCA.

          (d)   Shareholders who exercise, or purport to exercise, Continuance Dissent Rights, and who withdraw their dissent to the Continuance or who are ultimately determined not to be entitled, for any reason, to be paid fair value for their Shares, shall be deemed to have participated in the Continuance and the Arrangement on the same basis as any non-dissenting Shareholder as at and from the Effective Time and shall be considered a Qualifying Shareholder for purposes of Section 3.1(c).

5.2   Holders

        In no circumstances shall 724 Solutions, Holdings or any other Person be required to recognize a Person exercising Dissent Rights, unless such Person is a Holder of those Shares in respect of which such rights are sought to be exercised.

5.3   Recognition of Dissenting Shareholders

        Neither 724 Solutions nor Holdings nor any other Person shall be required to recognize a Dissenting Shareholder as a Holder or beneficial owner of Shares at or after the Effective Time, and after the Effective Time the names of such Dissenting Shareholders shall be deleted from the register of Holders of Shares maintained by or on behalf of 724 Solutions.

5.4   Dissent Right Availability

        A Holder is not entitled to exercise Dissent Rights with respect to Shares if such Holder votes (or instructs, or is deemed, by submission of any incomplete proxy, to have instructed his, or her or its proxyholder to vote) in favour of the Arrangement Resolution.

ARTICLE 6

AMENDMENTS

6.1   Amendments

          (a)   724 Solutions reserves the right to amend, modify and/or supplement this Plan of Arrangement at any time and from time to time prior to the Effective Date provided that any such amendment, modification, and/or supplement must be (i) set out in writing, (ii) approved in writing by Holdings, (iii) filed with the Court and, if made following the Meeting, approved by the Court and (iv) communicated to Shareholders and Optionholders if and as required by the Court.

          (b)   Any amendment, modification and/or supplement to this Plan of Arrangement may be proposed by 724 Solutions at any time prior to or at the Meeting (provided that Holdings shall have consented in writing thereto) with or without any other prior notice or communication and, if so proposed and accepted by the Persons voting at the Meeting (other than as required under the Interim Order), shall become part of this Plan of Arrangement for all purposes.

          (c)   Any amendment, modification and/or supplement to this Plan of Arrangement that is approved or directed by the Court following the Meeting shall be effective only if (i) it is consented to in writing by each of 724 Solutions and Holdings and (ii) if required by the Court, it is consented to by the Persons voting in the manner directed by the Court.

          (d)   Any amendment, modification and/or supplement to this Plan of Arrangement may be made following the Effective Date unilaterally by Holdings, provided that it concerns a matter which, in the reasonable opinion of Holdings, is of an administrative nature required to better give effect to the implementation of this Plan of Arrangement and is not adverse to the financial or economic interests of any former Holder.

ARTICLE 7

FURTHER ASSURANCES

7.1   Further Assurances

        Notwithstanding that the transactions and events set out herein shall occur and be deemed to occur in the order set out in this Plan of Arrangement without any further authorization, act or formality, each of the parties to the Arrangement Agreement shall make, do and execute, or cause to be made, done and executed, all such further acts, deeds, agreements, transfers, assurances, instruments or documents as may reasonably be required by any of them in order further to document or evidence any of the transactions or events set out herein.

APPENDIX E

INTERIM ORDER

Commercial List Court File No. 06-CL-    •

ONTARIO
SUPERIOR COURT OF JUSTICE

COMMERCIAL LIST

THE HONOURABLE	) )	, THE DAY OF , 2006

      IN THE MATTER OF AN APPLICATION UNDER SECTION 182 OF THE BUSINESS CORPORATIONS ACT (ONTARIO), R.S.O. 1990, c. B. 16, AS AMENDED

      AND IN THE MATTER OF A PROPOSED PLAN OF ARRANGEMENT OF 724 SOLUTIONS INC.

724 SOLUTIONS INC.

Applicant

INTERIM ORDER

        THIS MOTION, made by the Applicant, 724 Solutions Inc. ("724 Solutions"), for an interim order for advice and directions in connection with an arrangement under section 182 of the Business Corporations Act (Ontario), R.S.O. 1990, c. B 16, as amended (the "OBCA") was heard this day at 393 University Avenue, Toronto, Ontario.

        ON READING the Notice of Application, the Notice of Motion, the Affidavit of Stephen Morrison, sworn    •    , 2006 (the "Affidavit") and the exhibits thereto, and on hearing the submissions of counsel for the Applicant,

Definitions

1.
THIS COURT ORDERS that for the purposes of this Interim Order, all capitalized terms not otherwise defined herein shall have the respective meanings ascribed to them in the draft Notice of Meeting and Management Information Circular and Proxy Statement (the "Circular") attached as Exhibit "A" to the Affidavit.

Meeting

2.
THIS COURT ORDERS that 724 Solutions is authorized to call, hold and conduct the Meeting of the holders of the common shares of 724 Solutions and the holders of in-the-money options of 724 Solutions ("in-the-money options") at 9:00 a.m. (Pacific Daylight Time), on         •        , 2006 at Fess Parker's Double Tree Resort at 633 East Cabrillo Boulevard, Santa Barbara, California for the shareholders and holders of in-the-money options to consider, and if deemed advisable, to pass, with or without variation, the Arrangement Resolution, and to authorize, approve and adopt the arrangement in substantially the same form as the Plan of Arrangement.

3.
THIS COURT ORDERS that the meeting shall be called, held and conducted in accordance with the Notice, the OBCA and the articles and by-laws of 724 Solutions (including quorum requirements), subject to the terms of this Interim Order or any further order of this Court.

4.
THIS COURT ORDERS that the only persons entitled to attend or speak at the meeting shall be: (i) the registered shareholders or their respective proxy holders; (ii) holders of in-the-money options or their respective proxy holders; (iii) the officers, directors, auditors and advisors of 724 Solutions; and (iv) other persons who may receive the permission of the Chair of the meeting.

Amendments

5.
THIS COURT ORDERS that 724 Solutions is authorized to make, in the manner contemplated in the arrangement agreement, such amendments, revisions and/or supplements to the Plan of Arrangement as it may determine provided that they are not detrimental to the interests of shareholders or holders of in-the-money options without any additional notice, and the Plan of Arrangement as so amended, revised or supplemented shall be the Plan of Arrangement submitted to the meeting and the subject of the Arrangement Resolution.

Adjournments and Postponements

6.
THIS COURT ORDERS that 724 Solutions, if it deems advisable, is authorized to adjourn or postpone the Meeting on one or more occasions, without the necessity of first convening the Meeting or first obtaining any vote respecting the adjournment or postponement, except in the event of an adjournment for the purposes of soliciting additional proxies in favour of the Arrangement Resolution or the Continuance Resolution or in the event any of the conditions contained in the Plan of Arrangement or the arrangement agreement to complete the arrangement have not been satisfied at the time of the meeting, in which case the meeting may be adjourned upon the affirmative vote of a simple majority of the shareholders present at the meeting and entitled to vote.

Solicitation of Proxies

7.
THIS COURT ORDERS that 724 Solutions is authorized to use the forms of proxy, in substantially the same form attached as Exhibit "    •    " to the Affidavit, subject to the ability of 724 Solutions to insert dates, the names of the registered shareholders or holders of in-the-money options, the number of common shares or in-the-money options and other relevant information in the final form of proxy. 724 Solutions is authorized, at its expense, to solicit proxies, directly and through its officers, directors and employees, and through such agents or representatives as it may retain for that purpose, and by mail or such other forms of personal or electronic communication as it may determine. The procedure for the use of proxies at the meeting shall be as set out in the Circular. 724 Solutions may waive, in its discretion, the time limits for the deposit of proxies if it deems it advisable to do so.

Notice of the Meeting, the Application and Distribution of the Circular

8.
THIS COURT ORDERS that the Circular, the forms of proxy, and the Letter of Transmittal (collectively referred to as the "Meeting Materials") in substantially the same form attached as Exhibits "    •    " to the Affidavit (subject to the ability of 724 Solutions to change dates and make amendments or provide such additional communications or documents thereto as counsel for 724 Solutions may advise are necessary or desirable, provided that such changes, amendments, communications or documents are not inconsistent with the terms of this Interim Order) shall be distributed to the shareholders and holders of in-the-money options, the directors and auditors of 724 Solutions by one or more of the following methods, not later than twenty-one (21) days prior to the meeting:

(a)
in the case of the registered shareholders and holders of in-the-money options, by prepaid ordinary mail, by expedited parcel post, by courier or by delivery in person, addressed to each such holder at his, her or its address, as shown on the books and records of 724 Solutions as of the record date;

(b)
in the case of non-registered shareholders, by providing multiple copies of the Meeting Materials to intermediaries and registered nominees in a timely manner;

(c)
in the case of the directors and auditors of 724 Solutions, by pre-paid ordinary mail, by expedited parcel post, by courier, or by delivery in person, addressed to the individual directors and the auditors;

  and that such mailing, delivery and distribution shall constitute good and sufficient notice of the Application, the meeting, and the hearing in respect of the Application upon such persons.

9.
THIS COURT ORDERS that a copy of the Circular and the Notice of Application (the "Court Materials") shall be distributed to all other optionholders not later than twenty-one (21) days prior to the meeting by prepaid ordinary mail, by expedited parcel post, by courier or by delivery in person, addressed to each such holder at his, her or its address, as shown on the books and records of 724 Solutions as of the record date.

10.
THIS COURT ORDERS that the Meeting Materials and Court Materials, including the Notice of Application, shall be deemed to have been received in the case of mailing, three (3) days after delivery to the post office, and in the case of delivery in person, by courier or by expedited parcel post, upon receipt at the intended recipient's address.

11.
THIS COURT ORDERS that the accidental failure or omission on a de minimus basis to give notice of the meeting, or distribute the Meeting Materials in accordance with paragraphs 8 and 9 above, or the non-receipt of such notice or the Meeting Materials, shall not constitute a breach of this Interim Order or a defect in the calling of the meeting, or invalidate any resolution passed or proceedings taken at the meeting. If any such failure or omission is brought to the attention of 724 Solutions, then it shall use its best efforts to rectify it by the method and in the time most practicable in the circumstances.

12.
THIS COURT ORDERS that no other form of service of the Meeting Materials or any portion thereof need be made or notice given or other material served in respect of these proceedings or the meeting, except as may be directed by a further order of this Court.

Quorum

13.
THIS COURT ORDERS that the quorum required at the Meeting shall be that number of persons present in person or represented by proxy holding not less than 1/3 of the outstanding common shares.

14.
THIS COURT ORDERS that if within 30 minutes from the time appointed for the meeting a quorum is not present, the meeting shall be adjourned to such Business Day that is not less than thirty (30) days following the day appointed for the meeting, and to such time and place as may be appointed by the Chair of the meeting. No notice of the adjourned meeting shall be required and, if at such adjourned meeting a quorum is not present, the shareholders present entitled to vote at such meeting, if at least two, shall be a quorum for all purposes.

Voting

15.
THIS COURT ORDERS that, subject to further order of this Court, the vote required to pass and approve the Arrangement Resolution shall be the affirmative vote of:

(a)
not less than 66 2/3% of the votes cast by shareholders and holders of in-the-money options, voting together as a class at the meeting in person or by proxy; and

(b)
a simple majority of the votes cast by holders of common shares voting at the meeting in person or by proxy, other than Interested Persons.

16.
THIS COURT ORDERS that the votes shall be taken at the Meeting with respect to the Arrangement Resolution on the basis that the shareholders are entitled to cast one vote per common share held, and the holders of in-the-money options are entitled to cast one vote per common share issuable upon exercise of such in-the-money option held, whether or not such in-the-money option has or has not vested or otherwise become exercisable. For this purpose, any spoiled votes, illegible votes, defective votes and abstentions shall be deemed to be votes not cast. Proxies that are properly signed and dated but which do not contain voting instructions shall be voted in favour of the Arrangement Resolution.

17.
THIS COURT ORDERS that, subject to paragraph 18 of this Order, the only persons entitled to vote at the meeting shall be the registered shareholders and holders of in-the-money options at the end of business on the record date for the meeting, subject to the provisions of the OBCA and the Notice with respect to persons who may become registered shareholders after that date.

18.
THIS COURT ORDERS THAT in the event that either (i) a shareholder has transferred any common shares to a transferee after the record date, or (ii) an optionholder has exercised options and acquired common shares after the record date (also referred to as a "transferee"), and the transferee can establish ownership of common shares and demands, not later than 5.00 p.m. (Pacific Daylight Time) on    •    , 2006, to be included on the list of shareholders entitled to vote at the Meeting, the transferee will be entitled to vote those common shares at the meeting.

Dissent Rights

19.
THIS COURT ORDERS that each shareholder shall be entitled to exercise rights of dissent and appraisal in connection with the Arrangement Resolution in accordance with section 185 of the OBCA, as modified hereby. In order for a dissenting shareholder to be entitled to dissent, a written objection must be received by 724 Solutions by no later than 5:00 p.m. (Pacific Daylight Time) on the last business day preceding the date of the meeting.

Hearing of Application for Approval of Arrangement

20.
THIS COURT ORDERS that upon approval of the Arrangement Resolution in the manner set forth in this Interim Order, 724 Solutions may apply to this Court for final approval of the arrangement and the Plan of Arrangement. The Application is to be heard at 10:00 a.m. on    •    , 2006 or so soon thereafter as it may be adjourned to.

21.
THIS COURT ORDERS that the only persons entitled to notice of any further proceedings herein, including the hearing of the within Application, and to appear and to be heard thereon, shall be:

(a)
724 Solutions and its solicitors;

(b)
Austin Ventures and its solicitors; and

(c)
any person who has delivered a Notice of Appearance in accordance with the Rules of Civil Procedure and this Interim Order.

22.
THIS COURT ORDERS that any Notice of Appearance served in response to the Notice of Application shall be served on counsel for 724 Solutions at the following address:

    Torys LLP
    Suite 3000
    Box 270, TD Centre
    79 Wellington Street W.
    Toronto, ON M5K 1N2
    Attention: Linda M. Plumpton
    Fax: 416.865.7380

23.
THIS COURT ORDERS that any party who wishes to oppose the within Application for approval of the Arrangement shall serve upon 724 Solutions' solicitors a notice setting out the basis for such opposition and a copy of the materials to be used to oppose the Application at least five (5) days before the date set for the hearing of the Application for approval of the arrangement or such shorter time as the Court, by order, may allow.

24.
THIS COURT ORDERS that in the event the within Application for final approval does not proceed on the date set forth in the Notice of Application, and is adjourned or postponed, that only those parties having previously filed a Notice of Appearance shall be entitled to be given notice of the adjourned or postponed date.

25.
THIS COURT ORDERS that, to the extent of any inconsistency or discrepancy with respect to the matters provided for in this Interim Order between this Interim Order and the terms of any instrument creating, governing or collateral to the common shares or options, or the articles or by-laws of 724 Solutions, this Interim Order shall govern.

26.
THIS COURT ORDERS that 724 Solutions shall be entitled to seek leave to vary this Interim Order at its discretion.

APPENDIX F

NOTICE OF APPLICATION FOR THE FINAL ORDER

Commercial List Court File No. 06-CL-    •

ONTARIO
SUPERIOR COURT OF JUSTICE

COMMERCIAL LIST

      IN THE MATTER OF AN APPLICATION UNDER SECTION 182 OF THE BUSINESS CORPORATIONS ACT (ONTARIO), R.S.O. 1990, c. B. 16, AS AMENDED

      AND IN THE MATTER OF A PROPOSED PLAN OF ARRANGEMENT OF 724 SOLUTIONS INC. AND ITS SECURITYHOLDERS

724 SOLUTIONS INC.

Applicant

NOTICE OF APPLICATION

TO THE RESPONDENTS

        A LEGAL PROCEEDING HAS BEEN COMMENCED by the applicant. The claim made by the applicant appears on the following page.

        THIS APPLICATION will come on for a hearing before a Judge presiding over the Commercial List on    •    , 2006, at 10:00 a.m. or as soon after that time as the Application may be heard at 393 University Avenue, Toronto, Ontario.

        IF YOU WISH TO OPPOSE THIS APPLICATION, to receive notice of any step in the application or to be served with any documents in the application, you or an Ontario lawyer acting for you must forthwith prepare a notice of appearance in Form 38A prescribed by the rules of court, serve it on the applicant's lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in this court office, and you or your lawyer must appear at the hearing.

        IF YOU WISH TO PRESENT AFFIDAVIT OR OTHER DOCUMENTARY EVIDENCE TO THE COURT OR TO EXAMINE OR CROSS-EXAMINE WITNESSES ON THE APPLICATION, you or your lawyer must, in addition to serving your notice of appearance, serve a copy of the evidence on the applicant's lawyer or, where the applicant does not have a lawyer, serve it on the applicant, and file it, with proof of service, in the court office where the application is to be heard as soon as possible, but not later than 2 p.m. on the day before the hearing.

        IF YOU FAIL TO APPEAR AT THE HEARING, JUDGMENT MAY BE GIVEN IN YOUR ABSENCE AND WITHOUT FURTHER NOTICE TO YOU.

        If you wish to defend this proceeding but are unable to pay legal fees, legal aid may be available to you by contacting a local Legal Aid office.

Date: •, 2006

Local Registrar
Address of court office: 393 University Avenue Toronto, ON M5G 1E6

TO:	THE HOLDERS OF COMMON SHARES OF 724 SOLUTIONS INC.
AND TO:	THE HOLDERS OF OPTIONS OF 724 SOLUTIONS INC.
AND TO:	AUSTIN VENTURES c/o Stikeman Elliott LLP Box 85, Suite 5300 Commerce Court West Toronto, ON M5L 1B9

APPLICATION

1.
The applicant, 724 Solutions Inc. ("724 Solutions"), makes application for:

(a)
an interim order for advice and directions pursuant to section 182(5) of the Business Corporations Act (Ontario), R.S.O. 1990, c. B. 16, as amended ("OBCA") with respect to calling and conducting a special meeting (the "meeting") of the holders of the common shares of 724 Solutions (the "shareholders") and the holders of in-the-money options of 724 Solutions (the "in-the-money options") to consider, among other things, the plan of arrangement involving 724 Solutions and its securityholders (the "arrangement");

(b)
an order pursuant to s. 182 of the OBCA approving the arrangement in the form described in a management information circular to be delivered;

(c)
such further and other relief as this Honourable Court may deem just.

2.
The grounds of the application are:

(a)
724 Solutions is currently incorporated under the Canada Business Corporations Act, R.S.C. 1985, c.C-44, as amended;

(b)
724 Solutions is seeking the approval of the shareholders to continue under the OBCA;

(c)
724 Solutions' continuance under the OBCA will be effected prior to the hearing at which the Court's approval of the arrangement will be sought;

(d)
the arrangement is an "arrangement" within the meaning of s. 182(1) of the OBCA;

(e)
all preconditions to the approval of the arrangement by the Court will have been satisfied prior to the hearing of the application;

(f)
the arrangement is fair and reasonable;

(g)
section 182 of the OBCA;

(h)
rules 14.05(1), 14.05(2), 14.05(3)(f), 17.02 and 38 of the Rules of Civil Procedure; and

(i)
such further and other grounds as counsel may advise and this Honourable Court may permit.

3.
The following documentary evidence will be used at the hearing of the application:

(a)
such interim order as may be granted by this Honourable Court;

(b)
the affidavit of Stephen Morrison, to be sworn;

(c)
supplementary affidavit material reporting on the results of the proposed meeting; and

(d)
such further and other material as counsel may advise and this Honourable Court may permit.

4.
The Notice of Application to shareholders and optionholders outside Ontario is given pursuant to rules 17.02(n) and 17.02(o) of the Rules of Civil Procedure.

• , 2006	TORYS LLP Suite 3000 Box 270, TD Centre 79 Wellington Street W. Toronto, Ontario M5K 1N2
Linda Plumpton LSUC#: 38400A Tel: 416.865.8193
Andrew Gray LSUC#46626V Tel: 416.865.7630 Fax: 416.865.7380
Solicitors for the Applicant, 724 Solutions Inc.

APPENDIX G

RIGHTS OF CONTINUANCE DISSENTING SHAREHOLDERS
AND ARRANGEMENT DISSENTING SHAREHOLDERS

Rights of Dissenting Shareholders Regarding the Continuance Resolution Section 190 of the Canada Business Corporations Act

190.  (1)  Right to Dissent. — Subject to sections 191 and 241, a holder of shares of any class of a corporation may dissent if the corporation is subject to an order under paragraph 192(4)(d) that affects the holder or if the corporation resolves to

(a)
amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of that class;

(b)
amend its articles under section 173 to add, change or remove any restriction on the business or businesses that the corporation may carry on;

(c)
amalgamate otherwise than under section 184;

(d)
be continued under section 188;

(e)
sell, lease or exchange all or substantially all its property under subsection 189(3); or

(f)
carry out a going-private transaction or a squeeze-out transaction.

(2)  Further right. — A holder of shares of any class or series of shares entitled to vote under section 176 may dissent if the corporation resolves to amend its articles in a manner described in that section.

(2.1)  If one class of shares. — The right to dissent described in subsection (2) applies even if there is only one class of shares.

(3)  Payment for shares. — In addition to any other right the shareholder may have, but subject to subsection (26), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order made under subsection 192(4) becomes effective, to be paid by the corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.

(4)  No partial dissent. — A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5)  Objection. — A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.

(6)  Notice of resolution. — The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (5) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.

(7)  Demand for payment. — A dissenting shareholder shall, within twenty days after receiving a notice under subsection (6) or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing

(a)
the shareholder's name and address;

(b)
the number and class of shares in respect of which the shareholder dissents; and

(c)
a demand for payment of the fair value of such shares.

(8)  Share certificate. — A dissenting shareholder shall, within thirty days after sending a notice under subsection (7), send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

(9)  Forfeiture. — A dissenting shareholder who fails to comply with subsection (8) has no right to make a claim under this section.

(10)  Endorsing certificate. — A corporation or its transfer agent shall endorse on any share certificate received under subsection (8) a notice that the holder is a dissenting shareholder under this section and shall forthwith return the share certificates to the dissenting shareholder.

(11)  Suspension of rights. — On sending a notice under subsection (7), a dissenting shareholder ceases to have any rights as a shareholder other than to be paid the fair value of their shares as determined under this section except where

(a)
the shareholder withdraws that notice before the corporation makes an offer under subsection (12),

(b)
the corporation fails to make an offer in accordance with subsection (12) and the shareholder withdraws the notice, or

(c)
the directors revoke a resolution to amend the articles under subsection 173(2) or 174(5), terminate an amalgamation agreement under subsection 183(6) or an application for continuance under subsection 188(6), or abandon a sale, lease or exchange under subsection 189(9), in which case the shareholder's rights are reinstated as of the date the notice was sent.

(12)  Offer to pay. — A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (7), send to each dissenting shareholder who has sent such notice

(a)
a written offer to pay for their shares in an amount considered by the directors of the corporation to be the fair value, accompanied by a statement showing how the fair value was determined; or

(b)
if subsection (26) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

(13)  Same terms. — Every offer made under subsection (12) for shares of the same class or series shall be on the same terms.

(14)  Payment. — Subject to subsection (26), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (12) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

(15)  Corporation may apply to court. — Where a corporation fails to make an offer under subsection (12), or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.

(16)  Shareholder application to court. — If a corporation fails to apply to a court under subsection (15), a dissenting shareholder may apply to a court for the same purpose within a further period of twenty days or within such further period as a court may allow.

(17)  Venue. — An application under subsection (15) or (16) shall be made to a court having jurisdiction in the place where the corporation has its registered office or in the province where the dissenting shareholder resides if the corporation carries on business in that province.

(18)  No security for costs. — A dissenting shareholder is not required to give security for costs in an application made under subsection (15) or (16).

(19)  Parties. — On an application to a court under subsection (15) or (16),

(a)
all dissenting shareholders whose shares have not been purchased by the corporation shall be joined as parties and are bound by the decision of the court; and

(b)
the corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

(20)  Powers of court. — On an application to a court under subsection (15) or (16), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.

(21)  Appraisers. — A court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

(22)  Final order — The final order of a court shall be rendered against the corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.

(23)  Interest. — A court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

(24)  Notice that subsection (26) applies. — If subsection (26) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (22), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(25)  Effect where subsection (26) applies. — If subsection (26) applies, a dissenting shareholder, by written notice delivered to the corporation within thirty days after receiving a notice under subsection (24), may

(a)
withdraw their notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or

(b)
retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(26)  Limitation. — A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)
the corporation is or would after the payment be unable to pay its liabilities as they become due; or

(b)
the realizable value of the Corporation's assets would thereby be less than the aggregate of its liabilities.

Rights of Dissenting Shareholders Regarding the Arrangement Resolution Section 185 of the Business Corporations Act (Ontario)

185.  (1)  Rights of dissenting shareholders. — Subject to subsection (3) and to sections 186 and 248, if a corporation resolves to,

(a)
amend its articles under section 168 to add, remove or change restrictions on the issue, transfer or ownership of shares of a class or series of the shares of the corporation;

(b)
amend its articles under section 168 to add, remove or change any restriction upon the business or businesses that the corporation may carry on or upon the powers that the corporation may exercise;

(c)
amalgamate with another corporation under sections 175 and 176;

(d)
be continued under the laws of another jurisdiction under section 181; or

(e)
sell, lease or exchange all or substantially all its property under subsection 184(3),

a holder of shares of any class or series entitled to vote on the resolution may dissent.

(2)  Idem. — If a corporation resolves to amend its articles in a manner referred to in subsection 170(1), a holder of shares of any class or series entitled to vote on the amendment under section 168 or 170 may dissent, except in respect of an amendment referred to in,

(a)
clause 170(1)(a), (b) or (e) where the articles provide that the holders of shares of such class or series are not entitled to dissent; or

(b)
subsection 170(5) or (6).

(3)
Exception. — A shareholder of a corporation incorporated before the 29th day of July, 1983 is not entitled to dissent under this section in respect of an amendment of the articles of the corporation to the extent that the amendment,

(a)
amends the express terms of any provision of the articles of the corporation to conform to the terms of the provision as deemed to be amended by section 277; or

(b)
deletes from the articles of the corporation all of the objects of the corporation set out in its articles, provided that the deletion is made by the 29th day of July, 1986.

(4)  Shareholder's right to be paid fair value. — In addition to any other right the shareholder may have, but subject to subsection (30), a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents becomes effective, to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted.

(5)  No partial dissent. — A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the dissenting shareholder on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(6)  Objection. — A dissenting shareholder shall send to the corporation, at or before any meeting of shareholders at which a resolution referred to in subsection (1) or (2) is to be voted on, a written objection to the resolution, unless the corporation did not give notice to the shareholder of the purpose of the meeting or of the shareholder's right to dissent.

(7)  Idem. — The execution or exercise of a proxy does not constitute a written objection for purposes of subsection (6).

(8)  Notice of adoption of resolution. — The corporation shall, within ten days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in subsection (6) notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn the objection.

(9)  Idem. — A notice sent under subsection (8) shall set out the rights of the dissenting shareholder and the procedures to be followed to exercise those rights.

(10)  Demand for payment of fair value. — A dissenting shareholder entitled to receive notice under subsection (8) shall, within twenty days after receiving such notice, or, if the shareholder does not receive such notice, within twenty days after learning that the resolution has been adopted, send to the corporation a written notice containing,

(a)
the shareholder's name and address;

(b)
the number and class of shares in respect of which the shareholder dissents; and

(c)
a demand for payment of the fair value of such shares.

(11)  Certificates to be sent in. — Not later than the thirtieth day after the sending of a notice under subsection (10), a dissenting shareholder shall send the certificates representing the shares in respect of which the shareholder dissents to the corporation or its transfer agent.

(12)  Idem. — A dissenting shareholder who fails to comply with subsections (6), (10) and (11) has no right to make a claim under this section.

(13)  Endorsement on certificate. — A corporation or its transfer agent shall endorse on any share certificate received under subsection (11) a notice that the holder is a dissenting shareholder under this section and shall return forthwith the share certificates to the dissenting shareholder.

(14)  Rights of dissenting shareholder. — On sending a notice under subsection (10), a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shares as determined under this section except where,

(a)
the dissenting shareholder withdraws notice before the corporation makes an offer under subsection (15);

(b)
the corporation fails to make an offer in accordance with subsection (15) and the dissenting shareholder withdraws notice; or

(c)
the directors revoke a resolution to amend the articles under subsection 168(3), terminate an amalgamation agreement under subsection 176(5) or an application for continuance under subsection 181(5), or abandon a sale, lease or exchange under subsection 184(8), in which case the dissenting shareholder's rights are reinstated as of the date the dissenting shareholder sent the notice referred to in subsection (10), and the dissenting shareholder is entitled, upon presentation and surrender to the corporation or its transfer agent of any certificate representing the shares that has been endorsed in accordance with subsection (13), to be issued a new certificate representing the same number of shares as the certificate so presented, without payment of any fee.

(15)  Offer to pay. — A corporation shall, not later than seven days after the later of the day on which the action approved by the resolution is effective or the day the corporation received the notice referred to in subsection (10), send to each dissenting shareholder who has sent such notice,

(a)
a written offer to pay for the dissenting shareholder's shares in an amount considered by the directors of the corporation to be the fair value thereof, accompanied by a statement showing how the fair value was determined; or

(b)
if subsection (30) applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

(16)  Idem. — Every offer made under subsection (15) for shares of the same class or series shall be on the same terms.

(17)  Idem. — Subject to subsection (30), a corporation shall pay for the shares of a dissenting shareholder within ten days after an offer made under subsection (15) has been accepted, but any such offer lapses if the corporation does not receive an acceptance thereof within thirty days after the offer has been made.

(18)  Application to court to fix fair value. — Where a corporation fails to make an offer under subsection (15) or if a dissenting shareholder fails to accept an offer, the corporation may, within fifty days after the action approved by the resolution is effective or within such further period as the court may allow, apply to the court to fix a fair value for the shares of any dissenting shareholder.

(19)  Idem. — If a corporation fails to apply to the court under subsection (18), a dissenting shareholder may apply to the court for the same purpose within a further period of twenty days or within such further period as the court may allow.

(20)  Idem. — A dissenting shareholder is not required to give security for costs in an application made under subsection (18) or (19).

(21)  Costs. — If a corporation fails to comply with subsection (15), then the costs of a shareholder application under subsection (19) are to be borne by the corporation unless the court otherwise orders.

(22)  Notice to shareholders. — Before making application to the court under subsection (18) or not later than seven days after receiving notice of an application to the court under subsection (19), as the case may be, a corporation shall give notice to each dissenting shareholder who, at the date upon which the notice is given,

(a)
has sent to the corporation the notice referred to in subsection (10); and

(b)
has not accepted an offer made by the corporation under subsection (15), if such an offer was made,

of the date, place and consequences of the application and of the dissenting shareholder's right to appear and be heard in person or by counsel, and a similar notice shall be given to each dissenting shareholder who, after the date of such first mentioned notice and before termination of the proceedings commenced by the application, satisfies the conditions set out in clauses (a) and (b) within three days after the dissenting shareholder satisfies such conditions.

(23)  Parties joined. — All dissenting shareholders who satisfy the conditions set out in clauses (22)(a) and (b) shall be deemed to be joined as parties to an application under subsection (18) or (19) on the later of the date upon which the application is brought and the date upon which they satisfy the conditions, and shall be bound by the decision rendered by the court in the proceedings commenced by the application.

(24)  Idem. — Upon an application to the court under subsection (18) or (19), the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall fix a fair value for the shares of all dissenting shareholders.

(25)  Appraisers. — The court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.

(26)  Final order. — The final order of the court in the proceedings commenced by an application under subsection (18) or (19) shall be rendered against the corporation and in favour of each dissenting shareholder who, whether before or after the date of the order, complies with the conditions set out in clauses (22)(a) and (b).

(27)  Interest. — The court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.

(28)  Where corporation unable to pay. — Where subsection (30) applies, the corporation shall, within ten days after the pronouncement of an order under subsection (26), notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(29)  Idem. — Where subsection (30) applies, a dissenting shareholder, by written notice sent to the corporation within thirty days after receiving a notice under subsection (28), may,

(a)
withdraw a notice of dissent, in which case the corporation is deemed to consent to the withdrawal and the shareholder's full rights are reinstated; or

(b)
retain a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(30)  Idem. — A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that,

(a)
the corporation is or, after the payment, would be unable to pay its liabilities as they become due; or

(b)
the realizable value of the corporation's assets would thereby be less than the aggregate of its liabilities.

(31)  Court order. — Upon application by a corporation that proposes to take any of the actions referred to in subsection (1) or (2), the court may, if satisfied that the proposed action is not in all the circumstances one that should give rise to the rights arising under subsection (4), by order declare that those rights will not arise upon the taking of the proposed action, and the order may be subject to compliance upon such terms and conditions as the court thinks fit and, if the corporation is an offering corporation, notice of any such application and a copy of any order made by the court upon such application shall be served upon the Commission.

(32)  Commission may appear. — The Commission may appoint counsel to assist the court upon the hearing of an application under subsection (31), if the corporation is an offering corporation.

APPENDIX H

FAIRNESS OPINION

Thomas Weisel Partners
MERCHANT BANKING

April 6, 2006
Special Committee of the Board of Directors
724 Solutions Inc.
1221 State Street, Suite 200
Santa Barbara, CA 93101

Ladies and Gentlemen,

        We understand that 724 Solutions, Inc., a corporation organized under the Canada Business Corporations Act (the "Company"), 724 Holdings, Inc., a Delaware corporation ("Buyer"), and Austin Ventures VIII, L.P., a Delaware limited partnership, propose to enter into an Arrangement Agreement (the "Arrangement Agreement"). Under the terms set forth in the Arrangement Agreement, dated as of April 6, 2006, the Company and the Buyer will carry out a plan of arrangement (the "Transaction") pursuant to which the shareholders of the Company will dispose of their common shares and receive a per share cash payment of US$3.34 (the "Transaction Consideration"). The terms and conditions of the Transaction are set forth in more detail in the Arrangement Agreement.

        You have asked for our opinion as investment bankers as to whether the Transaction Consideration to be received by the shareholders of the Company other than Austin Ventures (as defined below) pursuant to the Transaction is fair to such shareholders from a financial point of view, as of the date hereof.

        In connection with our opinion, we have, among other things: (i) reviewed certain publicly available financial and other data with respect to the Company, including the consolidated financial statements for recent years and certain other relevant financial and operating data relating to the Company made available to us from published sources and from the internal records of the Company; (ii) reviewed the financial terms and conditions of the Arrangement Agreement; (iii) reviewed certain publicly available information concerning the trading of, and the trading market for, the Company's common shares; (iv) compared the Company from a financial point of view with certain other companies which we deemed to be relevant; (v) considered the financial terms, to the extent publicly available, of selected recent business combinations which we deemed to be relevant; (vi) reviewed and discussed with representatives of the management of the Company certain information of a business and financial nature regarding the Company, furnished to us by them, including financial forecasts and related assumptions of the Company; (vii) made inquiries regarding and discussed the Transaction and the Arrangement Agreement and other matters related thereto with the Company's counsel; and (viii) performed such other analyses and examinations as we have deemed appropriate.

Thomas Weisel Partners LLC, One Montgomery Street, San Francisco, CA 94104
direct 415 364.2500 www.tweisel.com
San Francisco -- New York -- Boston -- London

        In connection with our review, we have not assumed any obligation independently to verify the foregoing information and have relied on its being accurate and complete in all material respects. With respect to the financial forecasts for the Company provided to us by the management of the Company, upon your advice and with your consent we have assumed for purposes of our opinion that the forecasts have been reasonably prepared on bases reflecting the best available estimates and judgments of the Company's management at the time of preparation as to the future financial performance of the Company and that they provide a reasonable basis upon which we can form our opinion. We have also assumed that there have been no material changes in the Company's assets, financial condition, results of operations, business or prospects since the date of its last financial statements made available to us. We have relied on advice of counsel and independent accountants to the Company as to all legal and financial reporting matters with respect to the Company, the Transaction and the Arrangement Agreement. We have assumed that the Transaction will be consummated in a manner that complies in all respects with the applicable provisions of the Securities Act of 1933 (the "Securities Act"), the Securities Exchange Act of 1934, the Canada Business Corporations Act, the Business Corporations Act (Ontario) and all other applicable Canadian and United States federal, state and provincial statutes, rules and regulations. In addition, we have not assumed responsibility for making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of the Company. Finally, our opinion is based on economic, monetary and market and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect this opinion, we have not assumed any obligation to update, revise or reaffirm this opinion.

        We have further assumed with your consent that the Transaction will be consummated in accordance with the terms described in the Arrangement Agreement, without any further amendments thereto, and without waiver by the Company of any of the conditions to its obligations thereunder.

        We have acted as financial advisor to the Company in connection with the Transaction and will receive a fee for our services, including rendering this opinion, a significant portion of which is contingent upon the consummation of the Transaction. In the ordinary course of our business, we actively trade the equity securities of the Company for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. In the ordinary course of business we have from time to time provided, and in the future may provide, commercial and investment banking services to Austin Ventures VI, LP, Austin Ventures Affiliates Fund VI, Austin Ventures VIII, LP and their affiliates (collectively "Austin Ventures") and have received fees for the rendering of such services.

        Based upon the foregoing and in reliance thereon, it is our opinion as investment bankers that the Transaction Consideration to be received by the shareholders of the Company other than Austin Ventures pursuant to the Transaction is fair to such shareholders from a financial point of view, as of the date hereof.

Special Committee of the Board of Directors
724 Solutions Inc.
April 6, 2006

        This opinion is directed to the Special Committee of the Board of Directors of the Company in its consideration of the Transaction and is not a recommendation to any shareholder as to how such shareholder should vote with respect to the Transaction. Further, this opinion addresses only the financial fairness of the Transaction. Consideration to the shareholders of the Company other than Austin Ventures and does not address the relative merits of the Transaction and any alternatives to the Transaction, the Company's underlying decision to proceed with or effect the Transaction, or any other aspect of the Transaction. This opinion also does not address any related affiliates and the management of the Company, Buyer, Austin Ventures or any of their respective affiliates and the management of the Company. This opinion does not constitute a valuation for purposes of Rule 61-501 of the Ontario Securities Commission and Policy Q-27 of the Quebec Securities Commission (collectively, the "Policies"), and you have advised us that you are obtaining a valuation for purposes of the Policies from Paradigm Capital Inc. This opinion may not be used or referred to by the Company, or quoted or disclosed to any person in any manner, without our prior written consent, which consent is hereby given to the inclusion of this opinion, in its entirety, in any management information circular/proxy statement filed with the Securities and Exchange Commission, Canadian Securities regulatory authorities or the Superior Court of Justice (Ontario) in connection with the Transaction. In furnishing this opinion, we do not admit that we are experts within the meaning of the term "experts" as used in the Securities Act and the rules and regulations promulgated thereunder, nor do we admit that this opinion constitutes a report or valuation within the meaning of Section 11 of the Securities Act or any applicable provision of Canadian law.

Very truly yours,
THOMAS WEISEL PARTNERS LLC

APPENDIX I

FORMAL VALUATION

April 3, 2006

The Special Committee of the Board of Directors
724 Solutions Inc.
20 York Mills Road, Suite 201
Toronto, ON
Canada M2P 2C2

The Special Committee:

        Paradigm Capital Inc. ("we" or "Paradigm Capital") understands that the board of directors (the"Board") of 724 Solutions Inc. ("724" or the "Company") has appointed a special committee (the "Special Committee" or the "Committee") to review the proposal by Austin Ventures ("Austin") to acquire all of the issued and outstanding common shares (the "724 Common Shares") that it does not already own (the "Transaction").

        Paradigm Capital understands that at, or shortly after, the effective time of the Transaction:

  1.
  Holders of 724 Common Shares, other than Austin, will receive US$3.34 in cash in exchange for each 724 Common Share and that all outstanding options to purchase 724 Common Shares will be cashed-out as part of the Transaction.

  2.
  The convertible note currently outstanding in favour of Austin (the "Convertible Note") will not be converted prior to the Transaction.

        Paradigm Capital further understands that once all of the 724 Common Shares are acquired by Austin that 724 will continue to carry on the same operations such that the Transaction will not have any significant effect on the business and affairs of the Company. We understand that the detailed terms of the Transaction will be described in the management information circular of 724, the appendices thereto and related materials (collectively, the "Circular") to be sent to the holders of 724 Common Shares in connection with the special meeting of shareholders of 724 to be held on or about June 13, 2006 (the "Meeting"), for the purpose of considering and, if deemed advisable, approving the Transaction.

        Paradigm Capital understands that the Transaction is a "business combination" for the purposes of Rule 61-501 of the Ontario Securities Commission ("OSC Rule 61-501") and Policy No. Q-27 of the Commission des valeurs mobilieres du Quebec ("QSC Policy Q-27").

Engagement

        The Special Committee engaged Paradigm Capital as a financial advisor regarding the Transaction, to prepare and deliver to the Special Committee a valuation of the 724 Common Shares (the "Valuation") in accordance with OSC Rule 61-501 and QSC Policy Q-27.

        Paradigm Capital was formally engaged by the Special Committee pursuant to an agreement dated March 21, 2006 (the "Engagement Agreement"). The terms of the Engagement Agreement provide that Paradigm Capital is to be paid a fee of $155,000 plus G.S.T. for its services and is to be reimbursed for its reasonable out-of-pocket expenses. In addition, 724 has agreed to indemnify Paradigm Capital, subject to certain exceptions, against certain expenses, losses, claims, actions, damages and liabilities arising out of the engagement of Paradigm Capital by the Special Committee of 724. No part of Paradigm Capital's fee is contingent upon the conclusions reached in the Valuation or on the success of the Transaction.

        Paradigm Capital first contacted 724 regarding a potential mandate on February 27, 2006.

        Subject to the terms of the Engagement Agreement, Paradigm Capital consents to the inclusion of the Valuation in its entirety, together with a summary thereof in a form acceptable to Paradigm Capital, in the Circular and to the filing thereof with the securities commission or similar regulatory authority in each relevant province and territory of Canada.

Credentials of Paradigm Capital

        Paradigm Capital is an independent investment banking firm with a sales, trading, research and corporate finance focus, providing services for institutional investors and corporations. Based in Toronto, Canada, Paradigm Capital employs six investment banking professionals who collectively have over 100 years of direct experience in the Canadian investment industry. Paradigm Capital was founded in 1999 and is a member of the Toronto Stock Exchange (the "TSX"), the TSX Venture Exchange and the Investment Dealers Association of Canada (the "IDA"), and Paradigm Capital U.S. Inc., an affiliate of Paradigm Capital, is a member of the National Association of Securities Dealers in the United States.

        Paradigm Capital provides a broad range of services including corporate finance, mergers and acquisitions, equity sales and trading, and investment research. Paradigm Capital and/or its principals have participated in a significant number of transactions involving private and public companies and have experience in preparing fairness opinions and valuations.

        The Valuation expressed herein represents the opinion of Paradigm Capital and the form and content thereof have been approved for release by a committee of directors and other professionals of Paradigm Capital, each of whom is experienced in mergers, business combinations and valuation matters. The partner responsible for the preparation of the Valuation has had knowledge of 724 since its IPO in 1999. The investment banking partners at Paradigm Capital have participated in numerous transactions subject to OSC Rule 61-501 or its predecessors and many other merger, acquisition, divestiture and valuation transactions. The Valuation has been prepared in accordance with the Disclosure Standards of the IDA but the IDA has not been involved in the preparation or review of the Valuation. As required by such standards, the Valuation has been based on assumptions considered necessary as well as valuation techniques and methodologies that were considered appropriate in the circumstances.

Independence of Paradigm Capital

        Neither Paradigm Capital nor any of its affiliated entities (as such term is defined for purposes of OSC Rule 61-501and QSC Policy Q-27):

  1.
  is an insider, associate (as such terms are defined for purposes of OSC Rule 61-501 and QSC Policy Q-27) or affiliated entity of 724 or Austin or their respective affiliated entities;

  2.
  is an advisor to Austin in connection with the Transaction;

  3.
  is a manager or co-manager of any soliciting dealer group formed in respect of the Transaction (or a member of such a group performing services beyond the customary soliciting dealer's functions or receiving more than the per security or per securityholder fees payable to the other members of the group); or

  4.
  has a material financial interest in the completion of the Transaction.

        Paradigm Capital has not provided any financial advisory services for which it has received compensation or participated in any equity financing involving 724, Austin or their respective associates within the past two years, other than the services related to or provided under the Engagement Agreement as described above. Paradigm Capital also has no material financial interest and will not benefit from the Transaction except for its fee described above. Paradigm Capital has never been engaged by 724 or Austin prior to the Engagement Agreement.

        Paradigm Capital acts as a trader and dealer, both as principal and agent, in all Canadian financial markets and as such has had, and may have, positions in securities of 724 from time to time and has executed, or may execute, transactions on behalf of clients and affiliated entities for which it receives compensation. As an investment dealer, Paradigm Capital conducts research on securities and may in the ordinary course of its business be expected to provide research reports and investment advice to its clients on investment matters, including matters with respect to 724, Austin or the Transaction.

        There are no understandings, agreements or commitments between Paradigm Capital and Austin and 724 or any of their respective associates or affiliates with respect to any future business dealings. Paradigm Capital may in the future, in the ordinary course of its business, perform financial advisory or investment banking services for 724, Austin or their respective associates or affiliates.

Scope of the Review

        In connection with the Valuation, Paradigm Capital has reviewed and relied upon or carried out, among other things, the following:

  a)
  the terms of the Transaction as currently proposed;

  b)
  the 724 Annual Report and audited consolidated financial statements of 724 for each of the fiscal years ending December 31, 2005 and December 31, 2004, respectively;

  c)
  the Form 10-K of 724 for the fiscal year ended December 31, 2005;

  d)
  the terms of the Convertible Note dated June 29, 2004;

  e)
  discussions with representatives of 724 including discussions immediately preceding the completion of our Valuation with regard to, among other things, the business, operations, financial position, quality of assets, future potential and prospects of 724;

  f)
  other financial, operating, legal, corporate and other information with respect to 724 obtained from 724 representatives;

  g)
  relevant stock market and other trading information relating to the 724 Common Shares and the securities of comparable public companies to 724;

  h)
  data with respect to merger and business combination transactions considered by Paradigm Capital to be relevant;

  i)
  verbal representations obtained from senior representatives of 724 as to matters of fact relevant to Paradigm Capital's engagement;

  j)
  724's Notice of Annual General Meeting and Management Proxy Circular dated March 18, 2005;

  k)
  discussions with 724's external auditor;

  l)
  the audit findings report to the audit committee dated March 29, 2006 and audit letter for 724;

  m)
  other publicly available information on 724 and Austin including press releases, company websites and equity research reports;

  n)
  foreign exchange rates from financial institutions, equity research analysts and consultants;

  o)
  certificates dated the date hereof from senior officers of 724 as to the accuracy and completeness of the information provided to Paradigm Capital; and

  p)
  such other press releases, financial, market, technical and industry information and such other analyses and reports, as we considered relevant and appropriate in the circumstances.

        Paradigm Capital has not, to the best of its knowledge, been denied access by 724 or Austin to all material information requested by Paradigm Capital.

Assumptions and Limitations

        With the Special Committee's approval as provided for in the Engagement Agreement and subject to the exercise of our professional judgement, Paradigm Capital has relied, without independent verification, upon and assumed the completeness, accuracy and fair presentation of all financial and other information, advice, opinions and representations (collectively, the "Information") obtained from public sources by us or that was provided to us by 724 and its respective affiliates, associates, consultants, advisors or otherwise. We have assumed that the Information was complete and accurate as of the date thereof and did not omit to state any material fact or any fact necessary to be stated to make the Information not misleading. The Valuation is conditional upon such completeness and accuracy. In accordance with the terms of our engagement, but subject to the exercise of our professional judgement, we have not conducted any independent investigation to verify the completeness or accuracy of the Information. With respect to the financial forecasts and budgets provided to us and used in our analysis, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgements of management of 724 and its respective affiliates and associates as to the matters covered thereby.

        The Valuation is based on the securities markets, economic, general business and financial conditions prevailing as of the date of the Valuation and the conditions and prospects, financial and otherwise of 724, as they were reflected in the Information reviewed by us. In its analysis and in preparing the Valuation, Paradigm Capital has made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond the control of Paradigm Capital, 724, or any other party involved in connection with the Transaction. The Valuation is conditional upon all of Paradigm Capital's assumptions being correct and there being no "misrepresentation" (as such term is defined in applicable Canadian Securities laws) in any Information or documentation provided to us or relied upon by Paradigm Capital.

        As contemplated by OSC Rule 61-501 and QSC Policy Q-27, the Valuation has been prepared under the supervision and provided for the use of the Special Committee and for inclusion in the Circular (together with a summary thereof in a form acceptable to Paradigm Capital) and may not be used by any other person or relied upon by any other person without the prior express written consent of Paradigm Capital. The Valuation is given, and is limited to Paradigm Capital's understanding of the Transaction in effect, as of the date hereof, and Paradigm Capital disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting the Valuation which may come or be brought to Paradigm Capital's attention, and Paradigm Capital assumes no obligation to update the Valuation to take into account any such changes, after the date hereof.

        The valuation methodology employed by Paradigm Capital requires the development of long-range financial projections for 724, which reflect numerous assumptions regarding the impact of general economic and industry conditions on the future financial results of 724. The Valuation of the 724 Common Shares reflects their respective Fair Market Value of 724 (as defined below) as at March 31, 2006 (the "Valuation Date"). While Paradigm Capital believes the assumptions used are appropriate in the circumstances, some or all of the matters made in the assumptions may prove to be incorrect.

        In preparing the Valuation, Paradigm Capital performed a variety of financial and comparative analyses, including those described below. The summary of Paradigm Capital's analyses described below is not a complete description of the analyses underlying the Valuation. In preparing the Valuation, Paradigm Capital made qualitative judgements as to the significance and relevance of each analysis and factor that it considered.

        No company, transaction or business used in Paradigm Capital's analyses as a comparison is identical to 724 or the Transaction, and an evaluation of the results of those analyses is not entirely mathematical and required some judgement to be made by Paradigm Capital. Rather, the analyses involve complex considerations and judgements concerning financial and operating characteristics and other factors that could affect the business combination, public trading or other values of the companies, business segments or transactions being analysed. The estimates contained in Paradigm Capital's analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favourable than those suggested by the analyses. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, Paradigm Capital's analyses and estimates are inherently subject to uncertainty.

        Paradigm Capital believes that its analyses must be considered as a whole and that selecting portions of its analyses and the factors considered by it, without considering all factors and analyses together, could create a misleading view of the process underlying this report. The preparation of a valuation is complex and is not necessarily susceptible to partial analysis or summary description. Any attempt to do so could lead to undue emphasis on any particular factor or analysis. The Valuation is not and should not be construed as a recommendation to any holder of 724 Common Shares to accept or reject the Transaction.

        Management of 724 has informed us that no prior valuations (as defined in OSC Rule 61-501 and QSC Policy Q-27) have been prepared regarding 724 or Austin or their securities or material parts thereof within the two years prior to the date hereof.

        The Valuation has been prepared in accordance with the Disclosure Standards for Formal Valuations and Fairness Opinions of the IDA and Standard 110 of the Canadian Institute of Chartered Business Valuators ("CICBV"), but neither the IDA nor the CICBV has been involved in the preparation or review of the Valuation.

        The Valuation has been prepared solely for the benefit and use of the members of the Special Committee and Board of Directors of 724 in its consideration of the Transaction. The Valuation is not intended to be, and does not constitute, a recommendation to any 724 shareholders as to how to respond to the Transaction or vote at the Meeting. The Valuation may not be used by any other person or relied upon by any other person other than the Special Committee and the Board of Directors of 724 without express written consent of Paradigm Capital.

Industry Overview

        724's products primarily serve the wireless telecommunications market, which continues to expand with strong cellphone subscriber growth. Worldwide, the cellular industry now serves more than 2 billion customers, with annual growth in the mid teens, coming mainly from emerging markets such as China, Russia and India. The focus for the carriers continues to be building higher speed data networks, the latest generation of which provides broadband throughputs (1 Mbps or more) for the first time. The challenge for carriers continues to be finding new data applications, other than text messaging or wireless email, which will justify the significant capital expenditures already committed.

        Other important trends that affect 724 include the migration towards bundled telecom services (also known as the triple play), which includes cable television, high speed internet, telephony and long distance telephony. This convergence of services is also being encouraged by the introduction of Voice Over Internet Protocol telephony over high speed internet, which offers the cable operators voice telephony services for the first time. Technologically, this convergence will be increasingly more convenient and a host of brand new services will be made possible by the move to standardized telecom software, including IMS (IP Multimedia Systems). This technology offers a common platform for a range of telecom services (wireless, wireline, cable) and will allow carriers to integrate previously disparate systems. This type of technology also allows vendors like 724 to offer products and services beyond its current focus on mobile operators, to a much broader array of telecom and cable operators.

Overview of 724

        724 was incorporated in April 1997 by articles of incorporation under the Canada Business Corporations Act. 724 commenced operations in 1999.

        In January 2000, 724 completed an initial public offering on the TSX and on the NASDAQ of 6,900,000 724 Common Shares for gross proceeds of C$257.44 million. The issue price of the 724 Common Shares was C$37.31 per share. On April 25, 2003, 724 announced a 10:1 share consolidation.

        Austin and its affiliates hold 547,854 724 Common Shares, or approximately 9% of the equity of 724, and upon conversion of the Convertible Note would hold 3,449,963 724 Common Shares, or approximately 38% of its diluted outstanding equity. Employees of Austin currently serve as two of the six directors on the 724 Board of Directors.

        724's background in the financial services business assisted 724 in the transition to telecom software with technical expertise in open standards software development, massive scalability, high reliability and security. Since the acquisition of Tantau Software Inc. in late 2000, 724 has made a transition away from financial services to wireless data. 724 introduced a number of new products for wireless carriers. These products are marketed under the umbrella of the X-treme Mobility suite of products and include, among others:

  •
  Mobility Gateway

  •
  MMS Accelerator

  •
  Service Activity Manager

  •
  Alerts Platform

  •
  Application Gateway

        The Company's core product today, is the Mobility Gateway (XMG), a next generation Wireless Application Protocol Gateway offering premium internet content services from carriers to their end subscribers. The product is carrier grade and is designed to allow both customization and interoperability with other third party systems in the network.

        After a long restructuring period from 2001 through 2004, 724 achieved some important milestones in Q4 FY04, with significant revenue growth and positive operating income for the first time ever. Unfortunately, less than one year later, in September 2005, 724 announced the loss of its largest customer Sprint (through a subcontract with HP), which represented approximately one-third of total 724 revenues. After the merger of Nextel and Sprint, 724 found itself losing most of its business with Sprint. The timing of the loss was made even more unfortunate by the timing of the telecom industry migration from proprietary hardware and software solutions to industry standards like IP multimedia systems (IMS). This evolution will require 724 to retool its applications (as part of the Company's Unwired Lifestyle initiative), although the change also potentially opens significant new market opportunities, as 724 expands the addressable market from the wireless market to the broader telecom market (including cable, internet access, local telephony, long distance and wireless). Overall, the forecasts presented below take into account the loss of Sprint and the development of IMS technologies, which combine to consume significant amounts of cash as shown.

        Below are historical financial highlights for 724:

	2005	2004	2003	2002	2001
	(US$ MMs)
Financials
Revenue	$18.27	$15.07	$12.86	$20.73	$43.82
EBITDA	(4.60)	(7.04)	(27.96)	(77.89)	(535.68)
Net Income (Loss)	(6.08	(8.03)	(28.33)	(87.41)	(554.20)
Cash Flow Before Working Capital Changes	(4.14)	(7.19)	(13.40)	(47.12)	(33.00)
Total Assets	13.50	18.47	18.94	55.67	135.83
Per Common Share
Earnings	(1.01)	(1.34)	(4.73)	(14.71)	(97.20)
Cash Flow Before Working Capital Changes	(0.69)	(1.20)	(2.24)	(7.93)	(0.89)
Book Value	0.39	1.19	2.46	6.95	19.16

Forecasts

        In the table below we present Paradigm Capital's research analyst base case forecasts for 724.

	2006	2007
	(US$ millions)
724 2-Year Forecasts
Revenue	15.90	19.75
EBITDA(1)	(6.23)	(2.95)

(1)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization, and is not a term recognized by the Canadian Institute of Chartered Accountants, and may differ from EBITDA as presented by other companies.

Overview of Austin

        Austin is a venture capital and growth equity firm with approximately $3 billion under management. Austin focuses on technology companies primarily in Texas but remains open to opportunities worldwide given a promising prospect.

        Austin's venture capital division generally invests in the very early stages of development, often in pre-revenue companies in various areas including:

  •
  Enterprise application, Internet, and infrastructure software;

  •
  Datacentre and communications systems; and

  •
  Semiconductors and components.

        Venture capital investments range in size from $100,000 to $20 million. Often, Austin is an active shareholder placing representatives on Boards of Directors to assist management in future corporate strategy.

        Austin's growth equity division invests in various industries including business, financial, information, and healthcare services companies with proven business models. Investments range in size from $10 million to $50 million, usually as the lead investor. Their experience and strong network of contacts often allow Austin to add value to these organizations.

Methodology

Definition of Fair Market Value

        In this context and for the purposes of the Valuation, "fair market value" is defined as the highest price available in an open and unrestricted market between informed, prudent parties, acting at arm's length and under no compulsion to act, expressed in terms of money or money's worth ("Fair Market Value"). No downward adjustment has been made to the value of the 724 Common Shares to reflect their liquidity, the effect of the Transaction or that they do not form part of a controlling interest or a control block (as defined in QSC Policy Q-27). In accordance with the arrangement holders of 724 Common Shares who validly exercise their right to dissent, in respect to the Transaction, will be entitled to be paid "fair value" within the meaning of the Canada Business Corporations Act for the 724 Common Shares if the Transaction is implemented.

        The Valuation has been prepared based on techniques that Paradigm Capital considers appropriate in the circumstances, after considering all relevant facts and taking into account our assumptions, in order to arrive at the Fair Market Value of the 724 Common Shares. Although these valuation methods have been recognized by Canadian courts, Canadian jurisprudence, when determining the meaning of "fair value" in the context of dissent rights, has generally taken the approach that the determination of "fair value" is a matter of assessment in the discretion of the courts having regard to all circumstances of the particular case. Consequently, Paradigm Capital is not in a position to comment as to whether a court, in fixing the "fair value" of the 724 Common Shares, would accept without modification the valuation approaches used and assumptions made by Paradigm Capital, or would determine that the "fair value" (in the context of dissent rights) and the Fair Market Value (as established by the Valuation) of the 724 Common Shares are the same.

Valuation

        The Valuation is based upon techniques and assumptions that Paradigm Capital considered appropriate in the circumstances for the purposes of arriving at an opinion as to the range of Fair Market Value for the 724 Common Shares.

        Paradigm Capital has approached the valuation of the 724 Common Shares on a going-concern basis. Paradigm Capital considered using a liquidation approach to prepare the Valuation, but determined such approach to be inappropriate given the existing capital structure and forecast cash flows for the next five years.

724 Common Shares

        Paradigm Capital used five methods to determine the Fair Market Value of the 724 Common Shares: (i) discounted cash flow analysis ("DCF"), (ii) selected company analysis, (iii) precedent transactions, (iv) book value, balance sheet and financial strength analysis, and (v) market price analysis. Our analysis and summary follows.

Discounted Cash Flow Analysis

        Paradigm Capital estimated the present value of the stand-alone, unlevered, after-tax free cash flows that 724 could produce on a stand-alone basis over the period 2006 to 2016. Estimated financial data used in this analysis were based on Paradigm Capital estimates and adjusted for sensitivities discussed on pages 9 and 10. The free cash flows were then discounted to present value using a discount rate range of 25% to 30%.

Discount Rate

        Paradigm Capital estimated the weighted average cost of capital ("WACC") to discount the projected free cash flows of 724 to be between 25.8% and 27.5%. The debt component in this weighting is assumed to be 26.9%.

        The assumptions used by Paradigm Capital in estimating the WACC for the free cash flows are provided below:

	Low	High
Cost of Debt
Risk Free Rate(1)	4.6%	4.6%
Spread(2)	5.4%	5.4%
Pre-Tax Cost of Debt	10.0%	10.0%
Tax Rate	0.0%	0.0%

After-Tax Cost of Debt	10.0%	10.0%

Cost of Common Equity
Risk Free Rate(1)	4.6%	4.6%
Market Premium(3)	7.1%	7.1%
Unlevered Beta(4)	2.00	2.25
Debt/(Debt+Equity)	26.9%	26.9%
Relevered Beta	2.54	2.86
Size Premium(3)	9.0%	9.0%

Cost of Equity	31.6%	33.9%

WACC Calculated from Above	25.8%	27.5%

Notes:

(1)
Yield on 20-year U.S. Treasury Coupon Bond Yield.

(2)
Based on yield of Convertible Note.

(3)
Based on US data compiled for the period 1926-2005 by Ibbotson in its 2006 Yearbook.

(4)
Based on Paradigm Capital calculations and comparable company analysis.

        Based on the WACC calculation, a range of discount rates from 30% (High Case) to 25% (Low Case) were employed to value the free cash flows. We believe it is appropriate to use two discount rates, one above and one below the calculated WACC.

        In Paradigm Capital's opinion the three key assumptions underlying these forecasts in order of importance are as follows:

1.
Revenue growth forecasts

2.
Operating margin fluctuations

3.
Terminal value estimates

        We have created numerous scenarios by increasing and decreasing each of these three key variables from Paradigm Capital's base case.

	WACC
	25%	30%
	(All figures in USD)
Base Case	$3.39	$2.34
Assumption 1: Revenue Growth
+25% Revenue Forecasts	$4.50	$3.12
-25% Revenue Forecasts	$2.50	$1.70
Assumption 2: Operating Margin
+15% Operating Margin	$3.79	$2.64
-15% Operating Margin	$2.99	$2.03
Assumption 3: Terminal Value
+15% Terminal Value Multiple	$3.64	$2.50
-15% Terminal Value Multiple	$3.14	$2.17

Average	$3.42	$2.36

        Based on the WACC calculation, a range of discount rates from 30% (High Case) to 25% (Low Case) were employed to value the free cash flows. Our DCF analysis produced a range, after subtracting the Convertible Note, adding available cash and adding $0.05 per $1.00 of unused tax loss carry forwards, of $2.36 to $3.42 per 724 Common Share.

Selected Company Analysis

        Paradigm Capital compared financial and stock market data of 724 to corresponding data of a comparable group of companies with a similar business mix. The broadest comparable group, telecom software, includes the following companies: Amdocs Ltd., Comverse Technology Inc., Glenayre Technologies Inc., Infospace Inc., LogicaCMG plc, MetaSolv Inc., NMS Communications Inc., Openwave Systems Inc., and TeleCommunication Systems Inc. This group of companies includes some competitors and/or direct comparables in the wireless data space: Comverse TechnologyInc., LogicaCMG plc, Openwave Systems Inc. and TeleCommunication Systems Inc., although wireless data is not the primary business in each case. Indirect comparables in the telecom software industry include: Amdocs Ltd., MetaSolv Inc., Glenayre Technologies Inc., InfoSpace Inc. and NMS Communications Inc. These indirect comparables provide a variety of voice based messaging, billing sofware, provisioning software and other telecom software applications.

        Some of these companies are closer to being direct competitors, while others are less competitive but closer in size to 724.

        The following table highlights the various valuation metrics for 724 and its comparable companies. It should be noted that 724 is the smallest company in this analysis and the key valuation metrics highlight a discount on the valuation of the smaller companies. The average valuation metrics for the comparables are also included. For 724 we have included the company's valuation metrics with and without conversion of the Convertible Note by Austin.

Company	Symbol	Price	Market Capitalization	Enterprise Value	EV/TTM Sales	EV/2006 Sales	D/E
	(All figures in millions USD except price)
Amdocs Ltd.	DOX-N	$36.06	$7,184.6	$6,413.6	2.97	2.62	0.06
Comverse Technology Inc.	CMVT-Q	$23.53	$4,753.2	$3,011.5	2.70	2.53	0.11
Glenayre Technologies Inc.	GEMS-Q	$5.25	$357.6	$355.2	1.33	0.82	0.21
Infospace	INSP-Q	$27.95	$868.7	$493.3	1.45	1.37	0.00
Logica CMG plc(1)	LOG-LN	$3.40	$3,898.6	$4,065.5	1.28	0.94	0.15
MetaSolv Inc.	MSLV-Q	$3.06	$152.9	$139.6	1.52	1.40	0.00
NMS Communications Inc.	NMSS-Q	$3.75	$196.7	$145.5	1.33	1.18	0.00
Openwave Systems Inc.	OPWV-Q	$21.58	$2,005.9	$1,610.8	3.89	3.64	0.07
TeleCommunications Systems Inc.	TSYS-Q	$2.56	$80.4	$87.6	0.86	0.79	0.21

Average			$2,427.3	$2,029.4	1.92	1.70	0.09

724 Solutions Inc.	SVNX-Q	$334	$21.7	$20.4	1.12	1.32	0.37
724 Solutions Inc.(2)			$31.2	$22.0	1.20	1.42	0.00

(1)
GBP converted to USD @ 1.7372

(2)
Assumes conversion of Convertible Note from Austin

        Paradigm Capital reviewed sales for the most recent trailing four quarters ending December 31, 2005 and 2006 estimates (from Bloomberg). All multiples were based on closing stock prices on March 31, 2006. Paradigm Capital applied a range of selected multiples for the selected companies to corresponding financial data of 724 without taking into account any potential synergies to result from the Transaction.

	Multiple	Low Implied 724 Value	High Implied 724 Value
Average TTM EV/Sales	1.92x	$5.41	$5.41
Average 2006E EV/Sales	1.70x	$4.16	$4.16

Average		$4.78	$4.78

Discount Applied for 724 Size(1)		30%	25%

724 Valuation		$3.35	$3.59

(1)
Based on US data compiled for the period 1926-2005 by Ibbotson in its 2006 Yearbook.

        In conclusion, our Selected Company Analysis yields a range of $3.35 to $3.59 per 724 Common Share given a 30% and 25% discount for 724's market capitalization in relation to comparable companies used. None of the selected companies is identical to 724. Accordingly, an analysis of the results of the Selected Company Analysis involves complex considerations of the selected companies and other factors that could affect the public trading value of 724 and the selected companies.

Precedent Transactions

        In the table below we present five transactions of wireless assets in the last three years. Although none of the sales involve assets identical to 724's assets, we believe that we have captured a representative group of transactions.

Date	Purchaser	Target	Price(1) (MM)	TTM Sales (MM)	Purchase Price/Sales
			(All figures in USD)
07-Oct-03	Melita International Inc.	Aspect Software Inc.	$111.54	$99.49	1.12
18-Oct-04	Evolving Systems	Telecom Enterprise Software	$2.40	$2.50	0.96
05-Jul-05	Amdocs Ltd.	DST Innovis Inc.	$238.00	$223.00	1.07
23-Jan-05	Danaher Corp.	Visual Networks Inc.	$62.22	$46.74	1.33
15-Feb-06	IBM Corp.	MicroMusic Inc.	$690.91	$160.76	4.30

		Average			1.76

		Median			1.12

(1)
Purchase price includes cash component, value of shares, if applicable, and assumption of debt.

        If we apply the average 1.76x Purchase Price/Sales to 724's TTM Sales we derive $4.95 value per 724 Common Share (before conversion of Convertible Note). Applying the 1.12x Purchase Price/Sales median value, we derive $3.15 value per 724 Common Shares (before conversion of Convertible Note).

Book Value, Balance Sheet and Financial Strength Analysis

        All figures in USD.

        Paradigm Capital reviewed the most recent audited year-end 2005 financial statements for 724. As of December 31, 2005, 724 had a book value of $0.39 per 724 Common Share. Total net debt to equity was -0.55 to 1. In addition, Paradigm Capital notes that 724 had working capital of $10.1 million as of December 31, 2005. For December 31, 2004 these three measures were $1.17 per share, -0.77 to 1, and $14.1 million.

        The following is a summary of 724's audited balance sheet as of December 31, 2005.

US$ millions
Cash and Cash Equivalents	$9.3
Other Current Assets	3.2
Capital assets	0.8
Other assets	0.2

Total	$13.5

Current liabilities	$2.4
Convertible notes	8.0
Accrued Interest	0.8
Equity	2.4

Total	$13.5

        To the best of our knowledge, the above balance sheet accurately states 724's financial condition as of December 31, 2005 and there are no off balance sheet items of material significance.

        The ability of 724 to meet the May 14, 2007 $8 million repayment of the Convertible Note plus accrued interest to Austin on schedule depends on 724's ability to convert its non-cash working capital into cash, the ability to sell capital assets, the free cash flow generated from December 31, 2005 to May 14, 2007 and the availability of external financing. Based on Paradigm Capital's assessment of these variables and other factors, we believe it may be possible that 724 will have insufficient funds to repay Austin in full on May 14, 2007.

        We conclude that 724's book value per share is fairly stated at $0.39 as of December 31, 2005 and that it is a representative value measure.

Market Price Analysis

        In analysing the value of 724, Paradigm Capital calculated the 30, 60, 90 and 120-day average share prices of 724 Common Shares and compared these prices to the closing price on March 31, 2006 as shown on the table below.

		724 Share Average
		(TSX C$)	(NASDAQ US$)
Date Prior to Announcement — March 10, 2006		$3.91	$3.36
Current	March 31, 2006	$3.79	$3.26
30 Day	February 20, 2006 to Current	$3.86	$3.34
60 Day	January 9, 2006 to Current	$4.20	$3.65
90 Day	November 23, 2005 to Current	$4.37	$3.80
120 Day	October 12, 2005 to Current	$4.42	$3.78

        Paradigm Capital notes that 724 Common Shares are not actively traded. The average daily trading volume on the TSX from March 31, 2005-March 31, 2006 was 52,730 724 Common Shares and on the NASDAQ 69,780 724 Common Shares. As such, the quoted market price for 724 Common Shares may not represent the price at which 724 would be sold in its entirety.

SVN 5-Year Stock Price

SVNX 5-Year Stock Price

Summary of Valuation of 724's Common Shares

        Above we have analyzed: (i) the discounted cash flow and net asset value of 724; (ii) comparable companies to 724; (iii) precedent transactions; (iv) book value; and (v) market prices. In determining the Fair Market Value of 724 Common Shares we weigh each variable by the following percentages:

Discounted Cash Flow	20%
Selected Company Analysis	50%
Precedent Transactions	5%
Book Value	5%
Market Prices	20%

Total	100%

        In Paradigm Capital's opinion, this weighting is appropriate based on 724's unique risks, our appraisal of historical weighted valuations accorded the industry and consensus weighted valuations currently implied in the capital markets.

        We summarize our low and high cases for each method below and conclude that the Fair Market Value per 724 Common Share is between $2.97 and $3.50.

	Low (US$)	High (US$)
Discounted Cash Flow	$2.36	$3.42
Selected Company Analysis	$3.35	$3.59
Precedent Transactions	$3.15	$4.95
Book Value	$0.39	$0.39
Market Prices	$3.26	$3.80
Fair Market Value	$2.97	$3.50

        Paradigm Capital does not believe that any material takeover premium should be applied to our Fair Market Value price range for the following reasons:

1.
No interest from any third party to purchase 724 following management investigations;

2.
The loss of 724's major customer, Sprint;

3.
Liquidity concerns relating to repayment of the Convertible Note plus accrued interest;

4.
Future financing requirements necessary to continue in the chosen strategic direction; and

5.
Uncertainty surrounding strategic thrust into IMS.

        The following table summarizes Paradigm Capital's analysis of the 724 Common Shares and compares the results to the proposed Transaction. Paradigm Capital reviewed the items outlined in the Scope of the Review section and has undertaken the analysis detailed in the Valuation Section. Paradigm Capital concludes that the proposed purchase price of US$3.34 for each 724 Common Share lies between the Low-Case and High-Case ratios derived from the above analysis.

Scenario	Fair Market Value Of 724 Common Shares (US$)
Paradigm Capital's Low-Case	$2.97
Transaction Case	$3.34
Paradigm Capital's High-Case	$3.50

Conclusion

        Based upon and subject to the foregoing, Paradigm Capital is of the opinion that, as of the date hereof, the Fair Market Value of the 724 Common Shares is in the range of US$2.97 to US$3.50 per share.

Yours very truly,

Paradigm Capital Inc.

APPENDIX J

AUDIT COMMITTEE CHARTER

I.     PURPOSE

        The Audit Committee (the "Committee") of 724 Solutions Inc. (the "Corporation") is a committee of the Board of Directors which has responsibility under the Corporation's governing legislation to review the financial statements, accounting policies and reporting procedures of the Corporation.

        The primary function of the Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, and legal compliance that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels.

        The Committee's primary duties and responsibilities are to:

  •
  Serve as an independent and objective party to monitor the Corporation's financial reporting process and the system of internal controls.

  •
  Monitor the independence and performance of the Corporation's external auditors and internal auditing.

  •
  Provide an open avenue of communication among the independent auditors, financial and senior management and the Board of Directors.

        The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.    COMPOSITION

  •
  The Committee shall be comprised of three or more directors, each of whom shall be independent non-management directors, as determined by the Board of Directors. The composition of the Committee shall adhere to all applicable laws and all requirements of the stock exchanges on which shares of the Corporation are listed. In particular, the composition of the Committee shall be in accordance with (i) Section 10A(m)(3) of the U.S. Exchange of 1934, as amended, (ii) the Nasdaq listing standards regarding the composition of the Committee (including Nasdaq's concept of "independence") and the required qualifications and experience of the members of the Committee, and (iii) Multilateral Instrument 52-110 of the Canadian securities regulators, subject to any exemptions or other relief that may be granted from time to time.

  •
  All members of the Committee shall have a working familiarity with basic finance and accounting practices, shall be financially literate (as defined in Multilateral Instrument 52-110) and at least one member of the Committee shall be a "financial expert" in accordance with applicable laws and all requirements of the stock exchanges on which shares of the Corporation are listed.

  •
  Members of the Committee shall be elected by the Board at such times as shall be determined by the Board and shall serve until their successors shall be duly elected.

  •
  Any member of the Committee may be removed or replaced at any time by the Board of Directors and shall cease to be a member of the Committee as soon as such member ceases to be a director.

  •
  The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board of Directors may from time to time determine.

III.  MEETINGS

  •
  The Committee may appoint one of its members to act as Chairman of the Committee. The Chairman will appoint a secretary who will keep minutes of all meetings (the "Secretary"). The Secretary does not have to be a member of the Committee or a director and can be changed by simple notice from the Chairman.

  •
  No business may be transacted by the Committee except at a meeting at which a quorum of the Committee is present or by a resolution in writing signed by all members of the Committee. A majority of the members of the Committee shall constitute a quorum, provided that if the number of members of the Committee is an even number, one half of the number of members plus one shall constitute a quorum.

  •
  The Committee will meet as many times as is necessary to carry out its responsibilities but in no event will the Committee meet less than four times a year. The Committee shall meet periodically, but at least once annually with the independent auditors, with management not present. In addition, the Committee shall meet with the independent auditors and management at least quarterly to review the Corporation's financial statements and the related press releases.

  •
  The time at which, and the place where, the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board of Directors.

  •
  The Committee may invite to, or require the attendance at, any meeting of the Committee such officers and employees of the Corporation, legal counsel or other persons as it deems necessary in order to perform its duties and responsibilities. The internal and external auditors should also be requested or required to attend meetings of the Committee and make presentations to the Committee as appropriate.

  •
  Subject to the provisions of the Corporation's governing legislation and applicable laws, regulations and stock exchange rules, if required for expediency or to prevent loss to the Corporation, the Chairman of the Committee may exercise the powers of the Committee in between meetings of the Committee. In such event, the Chairman shall immediately report to the members of the Committee and the actions or decisions taken in the name of the Committee shall be recorded in the proceedings of the Committee.

IV.    RESPONSIBILITIES AND DUTIES

        To fulfill its responsibilities and duties the Committee shall:

  Documents/Reports Review

  •
  Review and recommend to the Corporation's Governance, Nomination, Human Resources and Compensation Committee any revisions or updates to this Charter for it to then put them forward for approval by the Board. This should be done periodically, but at least annually, as conditions dictate.

  •
  Prior to public disclosure, review the interim quarterly financial statements and the annual audited financial statements (including the Corporation's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations"), and the related press releases of the Corporation with the Corporation's management and independent auditors and report thereon to the Board of Directors. As part of this review, the Committee shall review with management the risk factors and any cautionary language set out in the related filings and recommend any required or desired amendments thereto.

  •
  Ensure that adequate procedures are in place for the review of the Corporation's public disclosure of financial information extracted or derived from the financial statements and periodically review the adequacy of those procedures.

  •
  Establish policies, procedures and guidelines, as appropriate, with respect to providing financial information and earnings guidance to analysts. Generally, the Committee will discuss with management any financial information and earnings guidance provided to analysts. These discussions, however, need not occur in advance of each provision of guidance.

  •
  Satisfy itself, on behalf of the Board of Directors, that the Corporation's quarterly and annual audited financial statements are fairly presented both in accordance with generally accepted accounting principles and otherwise, and recommend to the Board of Directors whether the quarterly and annual financial statements should be approved.

  •
  Satisfy itself, on behalf of the Board of Directors, that the information contained in the Corporation's quarterly financial statements, Annual Report to Shareholders and other financial publications, such as Management's Discussion and Analysis of Financial Condition and Results of Operations, the Annual Information Form and similar documentation required pursuant to applicable laws, rules and regulations does not contain any untrue statement of any material fact or omit to state a material fact that is required or necessary to make a statement not misleading, in light of the circumstances under which it was made.

  •
  Review any financial reports or other financial information of the Corporation submitted to any governmental body or the public, including any certification, report, opinion, or review rendered by the independent auditors.

  •
  Have the right, for the purpose of performing their duties: (i) to inspect all the books and records of the Corporation and its subsidiaries; (ii) to discuss such accounts and records and any matters relating to the financial position of the Corporation with the officers and auditors of the Corporation and its subsidiaries; (iii) to commission reports or supplemental information relating thereto; and any member of the Committee may require the auditors to attend any or every meeting of the Committee; and (iv) to engage such independent counsel and other advisors as are necessary in the Committee's determination.

  •
  Permit the Board of Directors to refer to the Committee such matters and questions relating to the financial position of the Corporation and its affiliates or the reporting related thereto as the Board of Directors may from time to time see fit.

Independent Auditors

        The independent auditors are ultimately accountable to the Committee and report directly to the Committee. Accordingly, the Committee will evaluate and be responsible for the Corporation's relationship with the independent auditors. Specifically, the Committee will:

  •
  Be directly and solely responsible for recommending to shareholders the appointment of the Corporation's independent auditors, and the retention, termination, compensation, evaluation and oversight of the work of the Corporation's independent auditors, with such auditors being ultimately accountable to the Board and the Committee.

  •
  Act as the Corporation's independent auditors' channel of direct communication to the Corporation and directly oversee the work of the independent auditors including the resolution of disagreements between management and the independent auditors regarding financial reporting. In this regard, the Committee shall, among other things, receive and review all reports and recommendations from the Corporation's independent auditors, including the independent auditor's timely reports of:

  (i)
  all critical accounting policies and practices to be used;

  (ii)
  all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Corporation's management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Corporation's independent auditor; and

    (iii)
    other material written communications between the independent auditor and the Corporation's management, such as any management letter or schedule of unadjusted differences.

  •
  Satisfy itself, on behalf of the Board of Directors, that the Corporation's auditors are "independent" of management, within the meaning given to such term in the rules and pronouncements of the applicable regulatory authorities and professional governing bodies. In furtherance of the foregoing, the Committee shall request that the independent auditors, at least annually, provide a formal written statement delineating all relationships between the independent auditors and the Corporation consistent with Independence Standards Board (ISB) Standard No. 1., and request information from the independent auditors and management to determine the presence or absence of a conflict of interest. The Committee shall actively engage the auditors in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditors. The Committee shall take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors.

  •
  Ensure that rotation of the independent auditors' audit partners satisfies regulatory requirements, and set policies about hiring current or former employees or partners of the independent auditors.

  •
  Be responsible for pre-approving, at least annually, all audit and non-audit services provided by the Corporation's independent auditors; provided, however, that the Committee shall have the authority to delegate such responsibility to one or more of its members to the extent permitted under applicable law and stock exchange rules.

  •
  Ensure that the Corporation's independent auditors do not perform any non-audit services that are prohibited by law or regulation.

  •
  Annually review and evaluate the performance of the Corporation's auditors, including a review and evaluation of the lead partner, taking into account the opinions of management, and make recommendations to the Board of Directors as to whether or not to continue to engage those auditors.

  •
  Determine and review the remuneration of the Corporation's auditors and any independent advisors (including independent counsel) to the Committee.

  •
  Satisfy itself, on behalf of the Board of Directors, that the audit function has been effectively carried out and that any matter which the independent auditors wish to bring to the attention of the Board of Directors (including any audit problems or difficulties encountered in the course of the audit work, and management's responses) has been addressed and that there are no "unresolved differences" with the auditors.

Financial Reporting Processes and Risk Management

  •
  Review the audit plan of the external auditors for the current year and review advice from the external auditors relating to management and internal controls and the Corporation's responses to the suggestions made therein.

  •
  Monitor the Corporation's internal accounting controls, informational gathering systems and management reporting on internal control. In this regard, the Committee will receive regular reports from management on the Corporation's compliance with Section 404 of the Sarbanes Oxley Act and any similar requirements under Canadian securities laws.

  •
  Review with management and the auditors the relevance and appropriateness of the Corporation's accounting policies and review and approve all significant changes to such policies.

  •
  Satisfy itself, on behalf of the Board of Directors, that the Corporation has implemented appropriate systems of internal control over financial reporting and the safeguarding of the Corporation's assets and other "risk management" functions (including the identification of significant risks and the establishment of appropriate procedures to manage those risks and the monitoring of corporate performance in light of applicable risks) affecting the Corporation's assets, management, financial and business operations and the health and safety of its employees and that these are operating effectively.

  •
  Review and approve the Corporation's investment and treasury policies and monitor compliance with such policies.

  •
  Establish procedures for the receipt and treatment of (i) complaints received by the Corporation regarding accounting, controls, financial reporting or auditing matters and (ii) confidential, anonymous submissions by the Corporation's employees of concerns regarding questionable accounting or auditing, or with respect to internal or disclosure controls or financial reporting.

Legal and Regulatory Compliance

  •
  Satisfy itself, on behalf of the Board of Directors, that all material statutory deductions have been withheld by the Corporation and remitted to the appropriate authorities.

  •
  Review, with the Corporation's General Counsel, and if appropriate, principal external counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

  •
  Satisfy itself, on behalf of the Board of Directors, that all regulatory compliance issues have been identified and addressed and identifying those that require further work.

Code of Business Conduct and Ethics

  •
  Periodically review and assess the Corporation's Code of Business Conduct and Ethics (the "Code") and the Corporation's Whistleblower Policy.

  •
  Approve any waivers of the Code sought by directors or executive officers.

  •
  Confirm that any waivers of the Code for directors or executive officers are promptly disclosed if required by applicable law or stock exchange requirements.

Budgets

  •
  Assist the Board of Directors in the review and approval of operational, capital and other budgets proposed by management.

General

  •
  Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law and stock exchange rules, as the Committee or the Board of Directors deems necessary or appropriate.

APPENDIX K

RECORD ATTENDANCE BY DIRECTORS

Number of meetings attended
DIRECTORS
	Directors	Board Committees

J. Ian Giffen	6 of 6	14 of 14

John J. Sims	6 of 6	13 of 14

James Dixon	4 of 6	9 of 10

Joseph C. Aragona(1)	6 of 6	1 of 2

Barry Reiter	4 of 6	8 of 9

Benjamin L. Scott	6 of 6	5 of 5

*
Mr. Sims attended the 13 Board Committee meetings in his capacity as the chief executive officer.

Summary of Board and Committee meetings held

Board 6Special Committee 5
Audit 5
Governance, Nomination, Compensation and Human Resources 4

(1)
Mr. Aragona was a member of the audit committee for the first two meetings of 2005.

K-1

APPENDIX L

BOARD OF DIRECTORS MANDATE

724 SOLUTIONS INC.
BOARD MANDATE & DIVISION OF RESPONSIBILITIES BETWEEN THE
BOARD OF DIRECTORS & MANAGEMENT
POLICY STATEMENT

        The purpose of this document is to clarify the respective governance and management roles and responsibilities of the Board of Directors and management.

THE BOARD OF DIRECTORS

Accountability:

        The Board of Directors is accountable to the Corporation's shareholders for shareholder value.

Role:

        The role of the Board of Directors focuses on governance and stewardship rather than on the responsibility of management to run the day-to-day operations of the Corporation. Its role is to set corporate direction, assign responsibility to management for achievement of that direction, define executive limitations, and monitor performance against those objectives and executive limitations. In fulfilling this role, the Board will regularly review corporate objectives to ensure that they continue to be responsive to the changing business environment in which the Corporation operates.

Responsibilities:

        In order to ensure that the Board fulfills its role and is in a position to be held to account by its shareholders, the Board will:

1)
Define Shareholder Expectations for Corporate Performance Through Effective Communication with Shareholders:

  The Board will ensure that appropriate mechanisms are in place in order to ensure that the Corporation meets its applicable communications and disclosure requirements. In this regard, the Board will ensure that effective communication is in place between the Board and the Corporation's shareholders, other stakeholders, and the public through the establishment of a communications policy. The Board will establish a mechanism to allow shareholders to communicate directly with the Board. The Board will determine, from time-to-time, the appropriate criteria against which to evaluate performance against shareholder expectations, and will set corporate strategic goals and objectives within this context. The Board will regularly review its criteria for the evaluation of shareholder expectations to ensure that they remain relevant to changing circumstances.

2)
Approve Strategic Goals, Performance Objectives and Operational Policies:

  Based on the best interests of the Corporation and the determination of long-term shareholder expectations for performance, the Board of Directors will be responsible for approving broad strategic corporate objectives and establishing corporate values against which corporate performance will be measured. This will include:

  •
  Approving both long-term and short-term corporate vision and strategies to maximize shareholder value, including approving, on at least an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the business

  •
  Reviewing and approving management's strategic and operational plans to ensure they are consistent with long-term and short-term vision

  •
  Approving strategic and operational policies within which management will operate in relation to: acquisitions, research and development, sales and marketing, finance and investment, risk management, human resources, codes of conduct for employees, customer relationships, relationships with significant shareholders, and management and reporting information

  •
  Setting annual targets against which to measure corporate and executive performance

  •
  Ensuring that executive compensation is linked appropriately to corporate performance

  •
  Ensuring that a process is in place with respect to the appointment, development, evaluation and succession of senior management

  •
  Responsibility for monitoring management's oversight of internal control and management information systems

3)
Delegate Management Authority to the Chief Executive Officer (CEO):

a)
The Board will delegate to the CEO the authority to manage and supervise the business of the Corporation, including the making of all decisions regarding the Corporation's operations that are not specifically reserved to the Board under the terms of the delegation of authority.

b)
The Board will determine what, if any, executive limitations may be required in the exercise of the authority delegated to management, and in this regard will approve operational policies within which management will operate.

4)
Integrity of CEO and Senior Management:

  The Board will be responsible for satisfying itself, to the extent feasible, as to the integrity of the CEO and other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization.

5)
Monitoring Corporate Performance:

a)
The Board will be responsible for understanding, assessing and monitoring the principal risks of all aspects of the business in which the Corporation is engaged and, recognizing that while business decisions require the Corporation to incur an appropriate level of risk, achieving a proper balance between the risk incurred and the potential return to shareholders

b)
The Board will be responsible for monitoring corporate performance against both short-term and long-term strategic plans, annual performance targets, compliance with Board policies and the effective management of risk.

6)
Establishing Appropriate Board Processes:

  The Board will develop procedures relating to the conduct of its business and the fulfillment of the responsibilities of the Board. Processes may include those related to the conduct of directors, compliance and board meeting procedures, board agenda formulation, management reporting, and evaluation of Board and individual director performance.

7)
Compliance with Code of Ethics:

  The Board will establish and maintain a code of ethics that applies to directors, officers and employees of the Corporation. The Board will develop procedures to ensure compliance with the code of ethics. Any waivers from the code that are granted for the benefit of the Corporation's directors or executive officers should be granted by the Board (or a Board committee) only.

8)
Orientation and Continuing Education:

a)
The Board will ensure that all new directors receive a comprehensive orientation. All new directors should fully understand the role of the Board and its committees, as well as the contribution individual directors are expected to make (including, in particular, the commitment of time and resources that the Corporation expects from its directors). All new directors should also understand the nature and operation of the Corporation's business.

b)
The Board, with the assistance of management, will provide continuing education opportunities for all directors, so that individuals may maintain or enhance their skills and abilities as directors, as well as to ensure their knowledge and understanding of the Corporation's business remains current.

9)
Nomination of Directors.

  The Board will appoint a nominating committee composed entirely of independent directors. This committee will be responsible for nominating directors for election or appointment and ensuring that a process is in place for director succession. The committee will have a written charter setting out its responsibilities and manner of reporting to the Board. Before nominating or appointing individuals as directors, the Board, with advice and input from the nominating committee, will consider:

  •
  the competencies and skills the Board, as a whole, should possess,

  •
  the competencies and skills of each existing director,

  •
  the competencies and skills of each new nominee, and

  •
  whether the new nominee can devote sufficient time and resources to his or her duties as a director.

10)
Compensation of Directors.

  The Board will appoint a compensation committee composed entirely of independent directors. The committee will have a written charter setting out its responsibilities and manner of reporting to the Board.

11)
Corporate Governance.

  The Board will be responsible for developing the Corporation's approach to corporate governance, including developing a set of corporate governance principles and guidelines that are specifically applicable to the Corporation. The Board will appoint a governance committee composed entirely of independent directors. The committee will have a written charter setting out its responsibilities and manner of reporting to the Board.

THE CHAIR OF THE BOARD:

Accountability:

        The Chair of the Board is accountable to the Board of Directors for the fulfillment of the responsibilities of the office of Chair as outlined in the Corporation's by-laws and will lead the Board in establishing effective corporate governance guidelines, processes and practices and will ensure the independent functioning of the Board or Directors.

        The Chair of the Board shall be an "independent director" as defined under applicable laws and stock exchange rules unless the Board determines, having regard to the relevant circumstances, that this is not appropriate. Where this is not appropriate, an independent director will be appointed to act as "lead director". However, either an independent chair or an independent lead director will act as the effective leader of the Board and ensure that the Board's agenda will enable it to successfully carry out its duties.

Role/Responsibilities:

        The role and responsibilities of the Chair of the Board will include:

  •
  To assume principal responsibility for the independent operation and functioning of the Board of Directors

  •
  To provide overall leadership to the Board without limiting the principle of collective responsibility and the ability of the Board to function as a unit

  •
  Fulfilling his or her Board leadership responsibilities in a manner that will ensure that the Board is able to function independently of management. This should include ensuring that the appropriate procedures are in place for the Board to meet regularly without management present, and to allow for Directors to engage outside advisors at the expense of the Company in appropriate circumstances, subject to the approval of the Governance, Nomination, Human Resources and Compensation Committee

  •
  Consulting with the Board, CEO, CFO and the General Counsel and Corporate Secretary to set board agendas that are based on the responsibilities of the Board and reflect current priorities

  •
  Chairing Board meetings effectively, including ensuring that appropriate briefing materials are delivered in a timely fashion, encouraging full participation and discussion by individual Directors, stimulating debate, facilitating consensus, and ensuring that clarity regarding decisions is reached and duly recorded

  •
  Ensuring compliance with the governance policies of the Board regarding conduct of board meetings, managing and reporting information and other policies related to the conduct of the Board's business

  •
  Taking a leadership role in ensuring effective communication and relationships between the Corporation, shareholders, stakeholders and the general public

THE CHIEF EXECUTIVE OFFICER:

Accountability/Role:

        The CEO is accountable to the Board of Directors (as a body) of 724 Solutions Inc. for the achievement of corporate objectives within specified executive limitations.

Responsibilities:

        Responsibilities of the CEO will include:

  •
  The development and recommendation of corporate strategies, and business and financial plans for the approval of the Board of Directors.

  •
  Managing the operations of the business in accordance with the strategic direction set by the Board and within operational policies as determined by the Board in relation to the conduct of the business.

  •
  Reporting management information back to the Board in a manner and time so that the Board may effectively monitor and evaluate corporate performance against stated objectives and within executive limitations; including:

  •
  Submitting monitoring and performance information required by the Board in a timely and accurate fashion, and based on industry benchmarked standards;

  •
  Ensuring that the Board is aware of relevant trends, anticipated media and analyst coverage, material external or internal changes, and any changes in the assumptions upon which any board decision or approval has previously been made;

  •
  Developing a list of risk factors and informing the Board of what mechanisms are in place to address the identified risks;

  •
  Providing the Board with information, both internal and external, that the Board may require in order to make fully-informed decisions regarding the operation of the business;

  •
  Dealing with the Board as a whole except when: (a) fulfilling individual requests for information; or (b) responding to officers or committees duly charged by the Board;

  •
  Reporting in a timely manner an actual or anticipated non-compliance with any Board approved policy or decision;

  •
  Assist the CFO, General Counsel and Corporate Secretary and Chairman of the Board or Chairman of the relevant Committee, as the case may be, with the structuring of Board and Committee meeting agendas.

  •
  Educating the Board on matters necessary or desirable for the Board to effectively carry out its responsibilities;

  •
  Advising the Board if, in the CEO's opinion, the Board is not in compliance with its own policies, or legal and/or regulatory requirements, in particular, in the case of behaviour of one or more directors which is detrimental to best interests of the Corporation or to the working relationship between the Board and the CEO;

  •
  With the Chief Financial Officer and the General Counsel and Corporate Secretary fulfilling all legal and regulatory filing requirements, including all continuous disclosure requirements. This includes, with the Disclosure Committee, the Chief Financial Officer, the General Counsel and Corporate Secretary and other members of management, as needed, ensuring appropriate and timely disclosure of material information;

  •
  With the Chief Financial Officer, ensuring the accuracy, completeness, integrity and appropriate disclosure of the Company's financial statements and other financial information through appropriate policies and procedures;

  •
  With the Chief Financial Officer, establishing and maintaining the Company's disclosure controls and procedures through appropriate policies and procedures;

  •
  With the Chief Financial Officer, establishing and maintaining the Company's internal controls over financial reporting through appropriate policies and procedures;

  •
  With the Chief Financial Officer, ensuring that the Company has complied with all material regulatory requirements for the Company's financial information, reporting, disclosure requirements and internal controls over financial reporting; and

  •
  Addressing requirements for regulatory certifications regarding the Company and its activities in a timely manner.

THE CHIEF FINANCIAL OFFICER

Accountability/Role:

  •
  The Chief Financial Officer of the Company will have an indirect accountability relationship to the Board of Directors.

Responsibilities:

        Responsibilities of the Chief Financial Officer will include:

  •
  Providing financial leadership to manage the Company in the best interests of its shareholders.

  •
  With the CEO, providing leadership in setting the strategic plan and annual operating plan of the Company, in conjunction with the Board of Directors.

  •
  With the CEO and the General Counsel and Corporate Secretary fulfilling all material legal and regulatory filing requirements, including all continuous disclosure requirements. This includes, with the Disclosure Committee, the CEO, the General Counsel and Corporate Secretary and other members of management, as needed, ensuring appropriate and timely disclosure of material information.

  •
  Assist the CEO, General Counsel and Corporate Secretary and Chairman of the Board or Chairman of the relevant Committee, as the case may be, with the structuring of Board and Committee meeting agendas.

  •
  Assisting the CEO with the development and recommendation of corporate strategies, and business and financial plans for the approval of the Board of Directors.

  •
  Providing general supervision and management of the day-to-day financial and accounting affairs of the Company within the guidelines established by the Board of Directors, consistent with decisions requiring prior approval of the Board of Directors and the Board of Directors's expectations of management.

  •
  Making recommendations to the Board regarding the Company's capital structure with a view to allowing the Company to support its operating and strategic plans.

  •
  Making recommendations to the Board regarding the Company's liquidity with a view to allowing the Company to implement its business plans.

  •
  Ensuring the timeliness and integrity of the financial reporting and financial information presented to the Board of Directors.

  •
  Acting as the chief advisor to the Audit Committee of the Board of Directors.

  •
  Communicating in a timely fashion with the Audit Committee and the Board of Directors on material financial and accounting matters affecting the Company.

  •
  With the CEO, developing a list of risk factors and informing the Board of what mechanisms are in place to address the identified risks.

  •
  With the CEO, ensuring the accuracy, completeness, integrity and appropriate disclosure of the Company's financial statements and other financial information through appropriate policies and procedures.

  •
  With the CEO, establishing and maintaining the Company's disclosure controls and procedures through appropriate policies and procedures.

  •
  With the CEO, establishing and maintaining the Company's internal controls over financial reporting through appropriate policies and procedures.

  •
  With the CEO, ensuring that the Company has complied with all material regulatory requirements for the Company's financial information, reporting, disclosure requirements and internal controls over financial reporting.

  •
  Addressing requirements for regulatory certifications regarding the Company and its activities in a timely manner.

  •
  Ensuring appropriate financial, risk and accounting policies and procedures of the Company are developed, maintained, approved and disclosed, as appropriate.

THE GENERAL COUNSEL AND CORPORATE SECRETARY

Accountability/Role:

        The General Counsel and Corporate Secretary of the Company will have an indirect accountability relationship to the Board of Directors.

Responsibilities:

        Responsibilities of the General Counsel and Corporate Secretary will include:

  •
  Acting as the chief legal officer of the Company.

  •
  Generally act as a resource to the Board.

  •
  Assist the CEO, CFO and Chairman of the Board or Chairman of the relevant Committee, as the case may be, with the structuring of Board and Committee meeting agendas.

  •
  Exercising leadership in identifying trends and requirements in corporate governance.

  •
  Assist Board members in meeting their legal duties, corporate governance obligations and avoiding liability.

  •
  Identifying potential conflict of interest situations and ensuring that any conflict of interest situations are avoided during the course of Board or Committee meetings.

  •
  Ensuring that applicable corporate laws and meeting procedures are followed.

  •
  Generally, ensuring that the Corporation complies with its legal obligations and reporting any material non-compliance to the Board.

  •
  Assisting the Chairman, CEO and Chief Financial Officer in ensuring that necessary and timely information is provided to the Board and its Committees.

  •
  Attend and take minutes of meetings of the Board and its Committees, including for purposes of responding to queries and requests from the Board regarding legal, corporate governance and regulatory matters and meeting logistics and procedures.

  •
  Assist the CEO and Chief Financial Officer in fulfilling all legal and regulatory filing requirements, including all continuous disclosure requirements. This includes, with the Disclosure Committee, the CEO, Chief Financial Officer and other members of management, as needed, ensuring appropriate and timely disclosure of material information.

  •
  Assist directors and officers with insider reporting requirements.

  •
  Maintain proper corporate records.

  •
  Be responsible for advising on all legal matters relating to the Corporation, including seeking outside legal advice, as applicable, and coordinating interactions with legal advisors.

APPENDIX M

FORM 10-Q

For the Three Month Period Ended
March 31, 2006

724 SOLUTIONS INC.
Report of the Chief Financial Officer

        In the opinion of the undersigned, the financial statements for the three months ended March 31, 2006, included in the Form 10-Q attached to the management information circular and proxy statement of 724 Solutions Inc., present fairly the financial position of 724 Solutions Inc. and the results of its operations for the period under review.

June     •    , 2006

By:	/s/ STEPHEN MORRISON Stephen Morrison Chief Financial Officer and Senior Vice President, Corporate Services

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-Q

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the Quarterly Period Ended March 31, 2006.

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

Commission File Number: 000-31146

724 SOLUTIONS INC.

(Exact Name of Registrant as Specified in its Charter)

Canada (State or Other Jurisdiction of Incorporation or Organization)	Inapplicable (I.R.S. Employer Identification No.)	93101 (Zip Code)

1221 State Street, Suite 200, Santa Barbara, CA
(Address of Principal Executive Office)

(805) 884-8308
(Registrant's Telephone Number, Including Area Code).

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes	☒	No	☐

        Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, or a non-accelerated filer. See definition of "accelerated filer and large accelerated filer" in Rule 12b-2 of the Exchange Act.

Large Accelerated Filer	☐	Accelerated Filer	☐	Non-Accelerated Filer	☒

        Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

Yes	☐	No	☒

Common Shares, no par value — 6,074,703 shares outstanding as of May 12, 2006
(together with associated rights to purchase additional Common Shares)

724 SOLUTIONS INC.

PART I.    FINANCIAL INFORMATION

Item 1.    Financial Statements.

724 SOLUTIONS INC.

CONSOLIDATED BALANCE SHEETS

(In thousands of U.S. dollars)
March 31, 2006 and December 31, 2005

	2006	2005
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents (note 2)	$3,698	$5,272
Short-term investments (note 2)	1,475	4,009
Restricted cash (note 2)	221	219
Accounts receivable — trade, net of allowance of $19 (2005 — $19)	4,278	2,471
Prepaid expenses and other receivables	725	522

Total current assets	10,397	12,493
Deferred charges	138	167
Fixed assets, net of accumulated amortization of $14,095 (2005 — $13,884)	713	836

	$11,248	$13,496

Liabilities and shareholders' equity (deficit)
Current liabilities:
Accounts payable	$334	$358
Accrued liabilities	2,121	1,622
Interest payable to related parties	110	108
Deferred revenue	151	289

Total current liabilities	2,716	2,377
Convertible notes payable to related parties in 2007 (note 3)	7,975	7,969
Long-term interest payable to related parties in 2007 (note 3)	878	768

Total liabilities	11,569	11,114
Shareholders' equity (deficit):
Share capital (note 5):
Authorized:
Unlimited common shares
Unlimited preferred shares
Issued and outstanding:
6,074,703 common shares (December 31, 2005 — 6,039,444)	764,985	764,859
Additional paid-in capital	1,334	1,312
Accumulated deficit	(766,847)	(763,996)
Accumulated other comprehensive income	207	207

Total shareholders' equity (deficit)	(321)	2,382
Contingent liabilities (note 9)

	$11,248	$13,496

See accompanying notes to consolidated financial statements.

724 SOLUTIONS INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands of U.S. dollars)
Three months ended March 31, 2006 and 2005
(Unaudited)

	2006	2005
Revenue:
Product	$1,679	$2,985
Services	1,583	2,820

	3,262	5,805
Operating expenses:
Cost of product revenue	3	5
Cost of services revenue	1,412	2,026
Research and development	2,021	1,687
Sales and marketing	1,107	1,168
General and administrative	1,127	804
Depreciation	211	157
Stock-based compensation:
Cost of revenue	12	7
Research and development	29	19
Sales and marketing	36	16
General and administrative	163	31

	6,121	5,920

Loss from operations	(2,859)	(115)
Interest income (expense), net	(191)	(186)
Loss on settlement of liability (note 3)	(19)	(165)

Net loss before cumulative effect of accounting change	(3,069)	(466)
Cumulative effect of accounting change (note 5c)	218	—

Net loss for the period	$(2,851)	$(466)

Basic and diluted loss per share	$(0.47)	$(0.08)

Weighted-average number of shares used in computing basic and diluted loss per share (in thousands)	6,074	6,027

See accompanying notes to consolidated financial statements.

724 SOLUTIONS INC.

CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT)
AND COMPREHENSIVE INCOME (LOSS)

(In thousands of U.S. dollars, except share amounts)
Three months ended March 31, 2006 and 2005 (unaudited)

	Common shares
			Additional paid in capital	Accumulated deficit	Accumulated other comprehensive income (loss)	Total shareholders' equity (deficit)
	Number	Amount
Balances December 31, 2004	5,989,300	$764,530	$279	$(757,921)	$207	$7,095
Loss for the period	—	—	—	(466)	—	(466)
Cumulative translation adjustment	—	—	—	—	(19)	(19)

Total comprehensive loss						(485)

Issuance on exercise of options	9,972	41	—	—	—	41
Issuance of common shares	33,549	268	—	—	—	268
Stock-based compensation expense	—	—	73	—	—	73

Balances, March 31, 2005	6,032,821	$764,839	$352	$(758,387)	$188	$6,992

Balances December 31, 2005	6,039,444	$764,859	$1,312	$(763,996)	$207	$2,382
Cumulative effect of accounting change	—	—	(218)	—	—	(218)
Loss for the period	—	—	—	(2,851)	—	(2,851)
Issuance of common shares	35,259	126	—	—	—	126
Stock-based compensation expense	—	—	240	—	—	240

Balances, March 31, 2006	6,074,703	$764,985	$1,334	$(766,847)	$207	$(321)

See accompanying notes to consolidated financial statements.

724 SOLUTIONS INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands of U.S. dollars)
Three months ended March 31, 2006 and 2005
(Unaudited)

	2006	2005
Cash flows from (used in) operating activities:
Loss for the period	$(2,851)	$(466)
Items not affecting cash:
Depreciation and amortization	211	157
Amortization of deferred charges	29	31
Stock-based compensation	240	73
Loss on settlement of liability	19	165
Cumulative effect of accounting change	(218)	—
Other non-cash items	132	93
Change in operating assets and liabilities:
Accounts receivable	(1,807)	(2,541)
Prepaid expenses and other receivables	(203)	(99)
Accounts payable	(24)	282
Long-term liabilities	—	(62)
Long-term interest payable to related parties	110	104
Accrued liabilities	499	(64)
Deferred revenue	(138)	(48)

Net cash flows used in operating activities	(4,001)	(2,375)
Cash flows from financing activities:
Issuance of common shares on exercise of options	—	41

Net cash flows from financing activities	—	41
Cash flows from (used in) investing activities:
Purchase of fixed assets, net	(87)	(44)
Maturity of short-term investments	2,500	2,478
Purchases of short-term investments	—	(2,478)

Net cash flows from (used in) investing activities	2,413	(44)

Effect of exchange rate changes on cash	14	—

Net decrease in cash and cash equivalents	(1,574)	(2,378)
Cash and cash equivalents, beginning of period	5,272	5,417

Cash and cash equivalents, end of period	$3,698	$3,039

See accompanying notes to consolidated financial statements.

1.     Basis of presentation:

  The accompanying consolidated financial statements include the accounts of 724 Solutions Inc. and its wholly owned subsidiaries (collectively referred to as the "Company"). Inter-company transactions and balances are eliminated on consolidation.

  The Company's consolidated financial statements are expressed in U.S. dollars and have been prepared in accordance with accounting principles generally accepted in the United States. The interim financial statements follow the same accounting policies and methods of application as the most recent annual financial statements except for the accounting for stock-based compensation, described in note 5c. For further information, reference should be made to the audited annual consolidated financial statements for the year ended December 31, 2005 that are included in the Company's Annual Report filed with the Canadian Securities Administrators on March 31, 2006 and with the Securities and Exchange Commission on Form 10-K filed on March 31, 2006.

  The preparation of the financial statements requires use of management estimates. The information furnished for the three months ended March 31, 2006 and March 31, 2005 reflects, in the opinion of management, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the results of the interim periods presented. Interim results are not necessarily indicative of results for a full year.

  The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered recurring losses from operations and negative cash flows. The Company's ability to continue as a going concern is dependent on management's ability to successfully execute its business plan. The Company cannot provide assurance that it will be able to execute its business plan or assure that efforts to raise additional financing, if required, would be successful. These financial statements do not include adjustments or disclosures that may result from the Company's inability to continue as a going concern. If the going concern assumption was not appropriate for these financial statements, then adjustments would be necessary in the carrying values of assets, the reported net losses and the balance sheet classification used.

2.     Cash and cash equivalents and short-term investments:

  All short-term investments are classified as held-to-maturity because the Company has the positive intent and ability to hold the securities to maturity. Held-to-maturity securities are stated at amortized cost, adjusted for amortization of premiums and accretion discounts to maturity. The Company owns no short-term investments that are considered to be trading securities or available-for-sale securities.

  The Company has entered into letters of credit in the amount of $221,000 (December 31, 2005 — $219,000) to guarantee future payments. Letters of credit are secured by segregated instruments and disclosed as restricted cash on the consolidated balance sheets.

3.     Convertible notes payable to related parties:

  On May 14, 2004, the Company entered into a series of agreements, including a Secured Convertible Note Purchase Agreement (the "Purchase Agreement") between 724 Solutions Inc. and its wholly owned subsidiary, 724 Solutions Software Inc., and Austin Ventures VI, L.P. ("AV VI"), Austin Ventures VI Affiliates Fund, L.P. ("AV VI A"), and Austin Ventures VIII, L.P. ("AV VIII"), (collectively, the "Lenders" or "Austin Ventures") in connection with the private placement of $8,000,000 of Secured Convertible Promissory Notes (the "Notes") for cash. The non-brokered private placement of secured convertible promissory notes was completed in two tranches. The first tranche of the financing involved the issuance of $3,044,000 of convertible notes and was completed on May 14, 2004. The second tranche of the financing involved the issuance of $4,956,000 of convertible notes and was completed on June 29, 2004, after the Company obtained shareholder approval of the transactions.

  The Notes have a three-year term and accrue interest at a rate of 2.5% per quarter, of which 1.25% is payable in arrears at the beginning of each quarter starting in the first quarter of 2005 and the remainder of which is due at maturity. The principal amounts of the Notes and all interest owing at maturity are convertible at the option of the Lenders into common shares at a conversion price of $3.07 per share. The interest payable quarterly is convertible at the option of the Company into common shares at a conversion price of $3.07 per share. The conversion price was based on the volume weighted average trading price of the Company's common shares on the TSX for the five trading days prior to May 14, 2004. If the Company issues any common shares or securities convertible into common shares at a price that is less than the conversion price of the Notes then in effect, then such conversion price shall be subject to a weighted average anti-dilution adjustment, whereby the conversion price will be reduced based on the weighted average price of the additional securities issued. The conversion price will not be lowered by more than 15% of the initial conversion price of $3.07.

  In accordance with FASB EITF No. 00-27, Application of EITF No. 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, the Company has determined that a beneficial conversion feature existed for the second tranche of its convertible notes. On the date the required shareholder approval was obtained, the Company's common shares closed at a premium of $0.04 per share to the conversion price of $3.07, resulting in a beneficial conversion feature on that date of approximately $65,000. Under issue 6 of EITF 00-27, this conversion feature is to be amortized over the period to the stated redemption date being May 14, 2007. The amortization in the three months ended March 31, 2006 was $5,000 (2005 — $5,000).

  The Company also analyzed the arrangement to determine whether any accounting was required for the contingent beneficial conversion feature that may arise if the Company were to issue additional shares in the future at a price less than $3.07. The Company considered EITF 00-27, Issue 7, and concluded that since the terms of the contingent conversion option do not permit the Company to compute the additional number of shares that it would need to issue upon conversion of the Notes if the contingent event occurs and the conversion price is adjusted, the Company should compute any additional beneficial conversion feature only if the contingent event occurs.

  Austin Ventures is the Company's largest beneficial shareholder. Assuming that all of the Notes are converted into common shares at the lowest possible conversion price on the maturity date, all accrued interest on the Notes is paid with common shares, and that no additional common shares are issued, Austin Ventures could be deemed to beneficially own up to 44.23% of the Company's issued and outstanding common shares.

  Joseph C. Aragona is currently a member of the Company's Board of Directors. He is also a general partner of AV Partners VI, L.P., which serves as the general partner of both AV VI and AV VI A. In addition, Mr. Aragona is a general partner of AV Partners VIII, L.P., which serves as the general partner of AV VIII. As a general partner of AVP VI and AVP VIII, Mr. Aragona may have a limited pecuniary interest in the Private Placement Transactions. Mr. Aragona did not participate in the deliberations or voting of the Company's Board with respect to the approval of the Private Placement Transactions.

  As part of the financing arrangement between Austin Ventures and the Company, the Company agreed to appoint a nominee of Austin Ventures to the Board of Directors and to include two nominees of Austin Ventures in any slate of directors submitted to shareholders for approval. In July 2004, the Company appointed Ben Scott to the Board of Directors as Austin Ventures' nominee. He is associated with Austin Ventures as a venture partner.

  The Company and its material subsidiaries granted the Lenders a blanket security interest in all of their assets to secure the timely payment and performance in full of all of the obligations under the Notes. The security interest ranks senior to all indebtedness of the Company other than fully-funded indebtedness of up to $1,500,000.

  The Notes are subject to customary events of default, including the failure to pay interest or principal, and specified types of bankruptcy events. Additional events of default include the issuance of certain capital securities that, if not for the limitation noted above, would cause the conversion price of the notes to be lowered by more than 15% of the initial conversion price and the Company engaging in specified types of merger or acquisition transactions. An event of default would require the Company to repay all amounts owing under the Notes.

  Total interest expense recorded in the three months ended March 31, 2006 was $219,000 (2005 — $209,000). At March 31, 2006, $988,000 remains outstanding (December 31, 2005 — $876,000).

  On January 3, 2006, the Company issued 35,259 shares with a market value of $127,000 in settlement of interest owing of $108,000 and recorded a loss on settlement of liability of $19,000 in the three month period ended March 31, 2006 related to the extinguishment of the liability. On January 3, 2005, the Company issued 33,549 shares with a market value of $268,000 in settlement of interest owing of $103,000 and recorded a loss on settlement of liability of $165,000 in the three month period ended March 31, 2005 related to the extinguishment of the liability.

  The principal amount of the convertible notes plus interest due at maturity is payable to Austin Ventures at the maturity date in the second quarter of 2007, but if an event of default occurs, the convertible notes payable to related parties may become due prior to the maturity date. Additionally, Austin Ventures has the option to convert the debt to shares at the applicable conversion price at any time prior to the maturity date. If Austin Ventures does not convert the debt to shares prior to or at maturity, the Company will be required to pay the principal of $8.0 million plus interest due at maturity of approximately $1.4 million in the second quarter of 2007. These amounts are payable in cash or shares at a conversion price of $3.07 at the option of Austin Ventures. If Austin Ventures demands cash, the Company may not have sufficient funds to meet that demand and it may have to raise additional capital. The Company cannot predict the terms under which capital may be available to it at that time, if at all.

  Subsequent to March 31, 2006, in advance of the arrangement agreement, the Company entered into a deferral agreement, pursuant to which the Company and affiliates of Austin Ventures agreed that payment of the quarterly interest amounts due under the notes issued by the Company will be deferred until the earlier of the termination of the arrangement agreement or the effectiveness of the arrangement.

  Further, the Company entered into a definitive arrangement agreement with Austin Ventures VIII, L.P. and an affiliated entity, 724 Holdings, Inc., by which 724 Holdings would acquire all the outstanding common shares of 724 Solutions not owned by Austin Ventures or its related persons for cash consideration of $3.34 per common share. (see note 11)

4.     Segment information:

  The Company operates in a single reportable operating segment, that is, the design and delivery of software products for use by mobile network operators and other customers. The single reportable operating segment derives its revenue from the sale of software and related services. Information about the Company's geographical net revenue and assets is set forth below.

  Net revenue by geographic revenue distribution:

	March 31, 2006	March 31, 2005
United States	$2,002	$2,286
Europe	1,204	3,334
Asia Pacific	56	185
Canada	—	—

	$3,262	$5,805

  In the three months ended March 31, 2006, three customers accounted for 40%, 19% and 13% of revenue. In the three months ended March 31, 2005, three customers accounted for 28%, 28% and 26% of revenue.

  At March 31, 2006, three customers accounted for 33%, 21% and 11% of accounts receivable. At December 31, 2005, three customers accounted for 23%, 23% and 14% of accounts receivable.

  Fixed assets by geographic location:

	March 31, 2006	December 31, 2005
Canada	$528	$621
United States	3	74
Europe	174	133
Asia Pacific	8	8

	$713	$836

5.     Share capital:

  (a)
  Stock options:

    At March 31, 2006, and December 31, 2005, there were options outstanding to acquire 1,250,798 and 1,434,448 of the Company's common shares, respectively.

    The following table summarizes the Company's options as of March 31, 2006:

Exercise price ranges		Number of options	Weighted average exercise price	Weighted average remaining contractual life (years)	Number of options exerciseable	Weighted average exercise price
$—	$3.50	280,496	$3.14	7.7	106,650	$3.10
3.51	5.00	408,679	4.09	8.3	112,112	3.96
5.01	6.50	433,053	5.71	8.2	177,778	5.48
6.51	10.00	84,621	7.52	7.6	46,346	7.47
10.01	50.00	19,392	18.27	5.8	13,854	21.23
50.01	550.00	24,557	189.18	4.8	24,557	189.18

		1,250,798	$8.53	8.0	481,297	$14.61

  (b)
  Loss per share:

    The Company has excluded from the calculation of diluted earnings per share all common shares potentially issuable upon the exercise of stock options and other potentially convertible instruments that could dilute basic earnings per share in the future, because to do so would have been anti-dilutive.

  (c)
  Stock-based compensation:

    Effective January 1, 2006, the Company adopted the fair value-based method for measurement and cost recognition of employee share-based compensation arrangements under the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. ("SFAS") 123 (Revised 2004) "Share-Based Payment" ("SFAS 123R"), using the modified prospective application transitional approach. For options granted prior to January 1, 2003, the Company had elected to account for employee share based compensation using the intrinsic value method based on Accounting Principal Board Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations. For options granted post January 1, 2003, the

    Company applied the fair value recognition provisions of SFAS No. 123 "Accounting for Stock based Compensation" ("SFAS 123") as amended.

    Had the Company accounted for stock options issued from inception on July 28, 1997 to December 31, 2002 under the fair value method the pro forma impact on net loss and net loss per share would be as follows:

March 31, 2005
Loss for the period	$(466)
Compensation expense related to the fair value of stock options in excess of amounts recognized	(66)

Pro forma loss for the period	$(532)

Pro forma loss per share: Basic and diluted	$(0.09)

    The fair value of each option granted prior to January 1, 2003, was estimated at the date of grant using the Black-Scholes option pricing model with the assumptions disclosed in the notes to the Company's annual consolidated financial statements.

    Under the modified prospective application transitional approach, share-based compensation is recognized for awards granted, modified, repurchased or cancelled subsequent to the adoption of SFAS 123R. In addition, share-based compensation is recognized, subsequent to the adoption of SFAS 123R, for the remaining portion of the vesting period (if any) for outstanding awards granted prior to the date of adoption. Results for prior periods have not been restated. The cumulative effect accounting change is an estimated number based on the forfeiture rate and generated an approximate $218,000 credit to the statements of operations.

    The Company estimates the fair value of stock options using the Black-Scholes valuation model, consistent with the provisions of SFAS No. 123R, Securities and Exchange Commission (SEC) Staff Accounting Bulletin No. 107, and the Company's prior period disclosures, including share-based compensation (determined under a fair value method as prescribed by SFAS 123). Key input assumptions used to estimate the fair value of stock options include the grant price of the award, the expected option term, volatility of the Company's stock, the risk-free rate, and the Company's dividend yield. The Company believes that the valuation technique and the approach utilized to develop the underlying assumptions are appropriate in calculating the fair values of the Company's stock options granted in the period ended March 31, 2006. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by employees who receive equity awards.

    The fair value of each option granted in the three months ended March 31, 2006 was estimated at the date of grant using the Black-Scholes option pricing model under the following assumptions: dividend yield of 0%, expected volatility of 100% (2005 — 62%), risk-free rate of interest of 4.04% (2005 — 3.66%) and an expected life of the option of five years. The Company has assumed a forfeiture rate of 25% on options granted in the three months ended March 31, 2006. The weighted average grant date fair value of options issued in the three months ended March 31, 2006 was $2.67 (2005 — $4.18).

    The Company has not capitalized any share based compensation costs as a part of the cost of an asset. The total unrecognized compensation costs related to the non-vested awards expected to be recognized over a weighted average period of 2.3 years amounted to $2.3 million at March 31, 2006.

    For the three months ended March 31, 2006, no cash was used to settle equity instruments granted under share-based payment arrangements.

    The following table summarizes stock option activity during the first three months of fiscal year 2006:

	Number of options	Weighted average exercise price
Options outstanding at December 31, 2005	1,434,448	$8.10
Activity in the three months ended March 31, 2006
Options granted	2,000	3.49
Options cancelled	(185,650)	5.19

Options outstanding at March 31, 2006	1,250,798	$8.53

6.     Restructuring charges:

  For the years ended December 31, 2004, 2003 and 2002, the Company recorded charges for restructuring activities. Portions of these restructuring charges were scheduled to be paid out in subsequent periods. At March 31, 2006, included in accrued liabilities is the remaining restructuring provision of $54,000, which relates to a restructuring activity undertaken in 2002, specifically to costs associated with an office in Europe that the Company has vacated. The space was sublet until December 31, 2005 and the Company has returned the space to the landlord as of March 31, 2006. The Company is obligated to refurbish the space and expects this will be completed early in the second quarter of 2006. The Company expects to pay out the remaining balance in the second quarter of 2006.

  Changes to the Company's restructuring reserves in the three months ended March 31, 2006 and 2005, are set out below.

  (a)
  Restructuring provision at March 31, 2006:

    2002 Restructuring, provision at March 31, 2006:

	Severance	Lease exit costs	Hosting exit costs	Total
Restructuring charges in 2002	$7,991	$2,472	$7,438	$17,901
Cash payments	(7,024)	(364)	(4,951)	(12,339)
Non-cash charges	—	(580)	—	(580)

Provision, December 31, 2002	967	1,528	2,487	4,982
Activity during 2003:
Restructuring charge reversal	—	—	(900)	(900)
Cash payments	(967)	(1,388)	(996)	(3,351)

Provision, December 31, 2003	—	140	591	731
Activity during 2004:
Restructuring charge reversal	—	—	(181)	(181)
Cash payments	—	(47)	(410)	(457)

Provision, December 31, 2004 and 2005	—	93	—	93
Activity during the three months ended March 31, 2006:
Cash payments	—	(39)	—	(39)

Provision, March 31, 2006	$—	$54	$—	$54

    During 2002, the Company reduced its worldwide workforce by approximately 198 people, closed redundant facilities, wrote down inventory assets that were no longer part of its future strategy and wrote down unused fixed assets. The Company realigned its workforce following this reduction to allow it to focus on delivering software applications and infrastructure software to mobile network operators ("MNO's") while servicing its global installed base of financial services clients. In addition, as part of the restructuring, the Company formalized a three-year arrangement with Computer Sciences Corporation ("CSC"), an unrelated party, whereby CSC would provide application hosting services to support the Company's hosting agreements until such time as the agreements expire or are assigned to CSC. The Company does not intend to enter into any further hosting agreements and will promote CSC as its preferred supplier of such services.

    The restructuring activities undertaken in 2002 were completed within the year, shortly after the reductions in the workforce occurred in the first and fourth quarters of the year. All amounts provided for were settled in the year except for: (i) severance in the amount of $967,000 which was settled in the first half of 2003; (ii) lease exit costs related to abandoned premises in the amount of $1,528,000, $1,388,000 of which was settled in 2003 and $47,000 of which was settled in 2004 and $39,000 was settled in the first quarter of 2006 leaving $54,000 at March 31, 2006 that the Company expects will be settled in the second quarter of 2006; and (iii) hosting exit costs in the amount of $2,487,000, $996,000 of which was paid out in 2003, $900,000 of which was reversed in 2003 upon the re-negotiation of certain agreements, $410,000 of which was paid out in 2004 and $181,000 of which was reversed in 2004 because certain costs were lower than the Company had estimated. The Company has now fully exited all hosting arrangements related to legacy customers.

  (b)
  Restructuring provision at March 31, 2005:

    At March 31, 2005, included in accrued liabilities was the remaining restructuring provision of $93,000, which related to a restructuring activity undertaken in 2002, specifically to costs associated with an office in Europe that the Company had vacated.

7.     Supplemental disclosure:

	March 31, 2006	March 31, 2005
Supplemental cash flow information: Interest received	$79	$56
Supplemental disclosure of non-cash financing and investing activities:
Common shares issued upon settlement of interest due on convertible notes payable to related parties	$127	$268

8.     Guarantees:

  (a)
  General indemnities:

    In the normal course of operations, the Company provides indemnification agreements to counterparties in transactions such as purchase contracts, services agreements and leasing transactions. These indemnification agreements may require the Company to compensate the counterparties for costs incurred as a result of changes in laws and regulations (including tax legislation) or as a result of litigation claims or statutory sanctions that may be suffered by the counterparty as a consequence of the transaction. The terms of these indemnification agreements will vary based upon the contract. The nature of the indemnification agreements prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay to counterparties. Historically, the Company has not made any significant payments under such indemnification. No amount has been accrued in the consolidated financial statements with respect to these indemnification agreements.

  (b)
  Product warranties:

    The Company's software license agreements generally include certain provisions for indemnifying customers against liabilities if its software products infringe a third party's intellectual property rights. To date, the Company has not incurred any material costs as a result of such indemnification provisions and has not accrued any liabilities related to such obligations in its consolidated financial statements.

    The Company's software license agreements also generally include a warranty that its software products will substantially operate as described in the applicable program documentation for a specified period after delivery. The Company also warrants that services it performs will be provided in a manner consistent with industry standards and in accordance with applicable specifications for a specified period from performance of the services. To date, the Company has not incurred any material costs associated with these warranties.

9.     Contingent liabilities:

  In June 2001, 724 Solutions, Inc. ("the Company") was named as a defendant in a securities class action filed in United States District Court for the Southern District of New York related to its initial public offering ("IPO") in January 2000. The lawsuits also named certain of the underwriters of the IPO, including Credit Suisse First Boston Corporation and FleetBoston Robertson Stephens, as well as certain former officers and directors of the Company as defendants. Approximately 300 other issuers and their underwriters have had similar suits filed against them, all of which are included in a single coordinated proceeding in the Southern District of New York (the "IPO Litigation"). The complaints allege that the prospectus and the registration statement for the IPO failed to disclose that the underwriters allegedly solicited and received "excessive" commissions from investors and that some investors in the IPO allegedly agreed with the underwriters to buy additional shares in the aftermarket in order to inflate the price of the Company's stock. A consolidated amended complaint was filed April 19, 2002. The Company and its former officers and directors are named in the suits pursuant to Section 11 of the Securities Act of 1933, Section 10(b) of the Exchange Act of 1934, and other related provisions. The complaints seek unspecified damages, attorney and expert fees, and other unspecified litigation costs.

  On July 1, 2002, the underwriter defendants in the consolidated actions moved to dismiss the IPO Litigation, including the action involving the Company. On July 15, 2002, the Company, along with other non-underwriter defendants in the coordinated cases, also moved to dismiss the litigation. On February 19, 2003, the Court ruled on the motions. The Court denied the Company's motion to dismiss the claims against it under Rule 10b-5. The motions to dismiss the claims under Section 11 of the Securities Act were denied as to virtually all of the defendants in the consolidated cases, including the Company. In addition, the individual defendants in the IPO Litigation signed a tolling agreement and were dismissed from the action without prejudice on October 9, 2002.

  In June 2003, a proposed settlement of this litigation was structured between the plaintiffs, the issuer defendants in the consolidated actions, the issuer officers and directors named as defendants, and the issuers' insurance companies. On or about July 2, 2003, a committee of the Company's Board of Directors conditionally approved the proposed partial settlement. The settlement would provide, among other things, a release of the Company and of the individual defendants for the conduct alleged to be wrongful in the amended complaint. The Company would agree to undertake other responsibilities under the partial settlement, including agreeing to assign away, not assert, or release certain potential claims the Company may have against its underwriters. Any direct financial impact of the proposed settlement is expected to be borne by the Company's insurance carriers.

  In June 2004, an agreement of settlement was submitted to the court for preliminary approval. The court requested that any objections to preliminary approval of the settlement be submitted by July 14,

  2004, and the underwriter defendants formally objected to the settlement. The plaintiffs and issuer defendants separately filed replies to the underwriter defendants' objections to the settlement on August 4, 2004. The court granted the preliminary approval motion on February 15, 2005, subject to certain modifications.

  On August 31, 2005, the court issued a preliminary order further approving the modifications to the settlement and certifying the settlement classes. The court also appointed the Notice Administrator for the settlement and ordered that notice of the settlement be distributed to all settlement class members beginning on November 15, 2005 and completed by January 15, 2006. If the court determines that the settlement is fair to the class members, the settlement will be approved. There can be no assurance that this proposed settlement would be approved and implemented in its current form, or at all.

  If the proposed settlement is not consummated, the Company intends to continue to vigorously defend itself against these claims. However, due to the inherent uncertainties of litigation the Company cannot accurately predict the ultimate outcome of the IPO Allocation Litigation. No amount is accrued at March 31, 2006, as a loss is not considered probable and estimable.

  Subsequent to March 31, 2006, the settlement fairness hearing was held April 24, 2006 but a decision has not been issued.

10.   Related parties:

  The Company obtains legal services relating to corporate, commercial and securities matters from Torys LLP, a law firm with offices in Toronto, Canada and New York. Barry Reiter, a member of the Board of Directors, was a partner of that firm until he resigned from Torys LLP effective May 12, 2006. The Board of Directors of the Company has determined that legal services provided by Torys LLP to us did not interfere with Mr. Reiter's ability to act in the Company's best interests.

  During the three months ended March 31, 2006 the Company recorded approximately $109,000 in legal expenses related to work performed by Torys (2005 — $19,000). At March 31, 2006, $103,000 is due to Torys LLP (December 31, 2005 — $11,000).

11.   Subsequent events:

  (a)
  Arrangement agreement:

    On April 6, 2006 the Company entered into a definitive arrangement agreement with Austin Ventures VIII, L.P. and an affiliated entity, 724 Holdings, Inc., by which 724 Holdings would acquire all the outstanding common shares of 724 Solutions not owned by Austin Ventures or its related persons for cash consideration of $3.34 per common share. The transaction is to be carried out by way of a court-approved plan of arrangement. Under the arrangement, holders of options having an exercise price less than $3.34 would receive a cash payment in an amount per share equal to the difference between $3.34 and the exercise price, and all outstanding options will be cancelled.

    The 724 Solutions Board of Directors approved the arrangement agreement following the report and favorable recommendation of its Special Committee of directors independent of management of 724 Solutions and independent of Austin Ventures who reviewed and considered the arrangement. In doing so, the Board determined that the arrangement is in the best interests of 724 Solutions and its shareholders, and authorized the submission of the arrangement to holders of 724 Solutions common shares for their approval as required under applicable law. In reaching its recommendation, the Special Committee received a fairness opinion from its financial advisor, Thomas Weisel Partners LLC, and a valuation report from its independent valuator, Paradigm Capital Inc. Copies of the fairness opinion and the valuation report, the factors considered by the Special Committee and the Board and other relevant information are included in the preliminary

    Management Information Circular and Proxy Statement filed with the SEC and with the Canadian Securities Administrators on April 21, 2006.

  (b)
  Deferral agreement:

    In advance of the arrangement agreement, the Company entered into a deferral agreement, pursuant to which the Company and affiliates of Austin Ventures agreed that payment of the quarterly interest amounts due under the notes issued by the Company will be deferred until the earlier of the termination of the arrangement agreement or the effectiveness of the arrangement.

  (c)
  Nasdaq notice of non-compliance:

    The Company received a Nasdaq Staff Deficiency Letter on March 8, 2006 indicating that it fails to comply with the Nasdaq's Marketplace Rule 4310(c)(2)(B). Marketplace Rule 4310(c)(2)(B) requires the Company to have a minimum of $2,500,000 in stockholders' equity, or $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. On April 3, 2006 the Company received a Nasdaq Staff Determination indicating that Nasdaq had denied its request for an extension to allow it to retain its listing while the Company and Austin Ventures work to complete the arrangement described above.

    The Company appealed the ruling and a hearing to consider the Company's appeal was held on May 11, 2006. The Company expects the Nasdaq panel to issue a decision within thirty days of that hearing.

12.   Reconciliation to Canadian GAAP:

  Under Canadian securities requirements, the Company is required to provide a reconciliation setting out differences between U.S. and Canadian GAAP as applied to the Company's financial statements. This note sets out the differences between U.S. and Canadian GAAP for the three months ended March 31, 2006 and 2005 and as at March 31, 2006 and December 31, 2005.

  The consolidated financial statements of the Company have been prepared in accordance with U.S. GAAP. The consolidated financial statements conform in all material respects with Canadian generally accepted accounting principles ("Canadian GAAP"), except for the treatment of the secured convertible notes to related parties.

  Under U.S. GAAP, the secured convertible notes payable to related parties are classified entirely as debt except for the beneficial conversion feature, which was recorded as additional paid-in capital. The difference between the amounts allocated to the liability and the principal amount of the notes of $8,000,000 is being amortized as non-cash imputed interest expense over the period to maturity and the liability is being accreted up to its maturity value.

  Under Canadian GAAP, the secured convertible notes to related parties are considered compound instruments that are required to be separated into liability and equity components. The Company has calculated the liability component of the secured convertible notes as the present value of the future obligation using a discount rate of 15%, representing the estimated rate that it would be required to pay for similar borrowings with no conversion feature. The liability component amounted to $7,067,000. The residual amount of $933,000 represents the estimated equity component for the conversion option and is recorded under Canadian GAAP as the "equity portion of convertible notes payable to related parties". In addition, under Canadian GAAP the issue costs of $352,000 are allocated between equity and liability components on a proportionate basis while under U.S. GAAP the entire amount is treated as deferred charge. Accordingly, $41,000 of the deferred charge has been shown as an offset to equity for Canadian GAAP purposes, therefore the net "equity portion of convertible notes payable to related parties" is $892,000. The difference between the amounts allocated to the liability and the principal amount of the notes of $8,000,000 is being amortized as non-cash imputed interest expense over the period to maturity and the liability is being accreted up to its maturity value.

  Under U.S. GAAP, the costs related to the issuance of the secured convertible notes payable was recorded as a long-term asset and are being amortized over the term of the Notes. Under Canadian GAAP, these costs have been allocated on a pro rata basis between the debt and equity components of the compound instruments. The amount allocated to the debt component has been recorded as a long-term asset and amortized over the term of the notes and the amount allocated to the equity component has been recorded as a reduction to shareholders' equity.

  Under US GAAP, effective January 1, 2006, the Company adopted the fair value-based method for measurement and cost recognition of employee share-based compensation arrangements under the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. ("SFAS") 123 (Revised 2004) "Share-Based Payment" ("SFAS 123R"), using the modified prospective application transitional approach in respect of all unvested options outstanding at January 1, 2006 (see note 5c).

  The following tables present the adjustments required to reconcile the March 31, 2006 consolidated financial statements presented under U.S. GAAP to Canadian GAAP.

Reconciliation to Canadian GAAP — Balance sheet at March 31, 2006:

	U.S. GAAP	Adjustments	Canadian GAAP
Assets
Current assets:
Cash and cash equivalents	$3,698	$—	$3,698
Short-term investments	1,475	—	1,475
Restricted cash	221	—	221
Accounts receivable, net of allowance	4,278	—	4,278
Prepaid expenses and other receivables	725	—	725

Total current assets	10,397	—	10,397
Deferred charges	138	(15)	123
Fixed assets	713	—	713

Total assets	$11,248	$(15)	$11,233

Liabilities and shareholders' equity (deficit)
Current liabilities:
Accounts payable	$334	$—	$334
Accrued liabilities	2,121	—	2,121
Interest payable to related parties	110	—	110
Deferred revenue	151	—	151

Total current liabilities	2,716	—	2,716
Convertible notes payable to related parties in 2007	7,975	(349)	7,626
Long-term interest payable to related parties in 2007	878	—	878

Total liabilities	11,569	(349)	11,220
Shareholders' equity (deficit):
Common shares	764,985	—	764,985
Additional paid-in capital	1,334	(65)	1,269
Equity portion of convertible notes payable to related parties	—	892	892
Accumulated deficit	(766,847)	(493)	(767,340)
Accumulated other comprehensive income	207	—	207

Total shareholders' equity (deficit)	(321)	334	13

Total liabilities and shareholders' equity (deficit)	$11,248	$(15)	$11,233

Balance sheet at December 31, 2005

	U.S. GAAP	Adjustments	Canadian GAAP
Assets
Current assets:
Cash and cash equivalents	$5,272	$—	$5,272
Short-term investments	4,009	—	4,009
Restricted cash	219	—	219
Accounts receivable, net of allowance	2,471	—	2,471
Prepaid expenses and other receivables	522	—	522

Total current assets	12,493	—	12,493
Deferred charges	167	(19)	148
Fixed assets	836	—	836

Total assets	$13,496	$(19)	$13,477

Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$358	$—	$358
Accrued liabilities	1,622	—	1,622
Interest payable to related parties	108	—	108
Deferred revenue	289	—	289

Total current liabilities	2,377	—	2,377
Convertible notes payable to related parties in 2007	7,969	(422)	7,547
Long-term interest payable to related parties in 2007	768	—	768

Total liabilities	11,114	(422)	10,692
Shareholders' equity:
Common shares	764,859	—	764,859
Additional paid-in capital	1,312	(65)	1,247
Equity portion of convertible notes payable to related parties	—	892	892
Accumulated deficit	(763,996)	(424)	(764,420)
Accumulated other comprehensive income	207	—	207

Total shareholders' equity	2,382	403	2,785

Total liabilities and shareholders' equity	$13,496	$(19)	$13,477

Reconciliation to Canadian GAAP — Statement of operations for the three months ended March 31, 2006:

	U.S. GAAP	Adjustments	Canadian GAAP
Revenue:
Product	$1,679	$—	$1,679
Services	1,583	—	1,583

	3,262	—	3,262
Operating expenses:
Cost of product revenue, other	3	—	3
Cost of services revenue	1,412	—	1,412
Research and development	2,021	—	2,021
Sales and marketing	1,107	—	1,107
General and administrative	1,127	—	1,127
Depreciation	211	—	211
Stock-based compensation:
Cost of revenue	12	—	12
Research and development	29	—	29
Sales and marketing	36	—	36
General and administrative	163	—	163

Total operating expenses	6,121	—	6,121

Loss from operations	(2,859)	—	(2,859)
Interest income (expense), net	(191)	(69)	(260)
Loss on settlement of liability	(19)	—	(19)

Net loss before cumulative effect of accounting change	(3,069)	(69)	(3,138)
Cumulative effective of accounting change	218	(218)	—

Loss for the period	$(2,851)	$(287)	$(3,138)

Basic and diluted loss per share	$(0.47)	$(0.05)	$(0.52)

Weighted average number of shares used in computing basic and diluted loss per share (000's)	6,074	6,074	6,074

Reconciliation to Canadian GAAP — Statement of operations for the three months ended March 31, 2005:

	U.S. GAAP	Adjustments	Canadian GAAP
Revenue:
Product	$2,985	$—	$2,985
Services	2,820	—	2,820

	5,805	—	5,805
Operating expenses:
Cost of product revenue, other	5	—	5
Cost of services revenue	2,026	—	2,026
Research and development	1,687	—	1,687
Sales and marketing	1,168	—	1,168
General and administrative	804	—	804
Depreciation	157	—	157
Stock-based compensation:
Cost of revenue	7	—	7
Research and development	19	—	19
Sales and marketing	16	—	16
General and administrative	31	—	31

Total operating expenses	5,920	—	5,920

Loss from operations	(115)	—	(115)
Interest income (expense), net	(186)	(70)	(256)
Loss on settlement of liability	(165)	—	(165)

Loss for the period	$(466)	$(70)	$(536)

Basic and diluted loss per share	$(0.08)	$(0.01)	$(0.09)

Weighted average number of shares used in computing basic and diluted loss per share (000's)	6,027	6,027	6,027

Reconciliation to Canadian GAAP — Cash flows from operating activities for three months ended March 31, 2006:

	U.S. GAAP	Adjustments	Canadian GAAP
Cash flows from (used in) operating activities:
Loss for the period	$(2,851)	$(287)	$(3,138)
Items not involving cash:
Accretion on convertible notes payable to related parties	—	72	72
Depreciation and amortization	211	—	211
Amortization of deferred charges	29	(3)	26
Stock-based compensation	240	—	240
Loss on settlement of liability	19	—	19
Cumulative effect of accounting change	(218)	218	—
Other non-cash expenses	132	—	132
Changes in operating assets and liabilities:
Accounts receivable	(1,807)	—	(1,807)
Prepaid expenses and other receivables	(203)	—	(203)
Accounts payable	(24)	—	(24)
Long-term interest payable to related parties	110	—	110
Accrued liabilities	499	—	499
Deferred revenue	(138)	—	(138)

Net cash flows used in operating activities	(4,001)	—	(4,001)
Cash flows from (used in) investing activities:
Purchase of fixed assets, net	(87)	—	(87)
Maturity of short-term investments	2,500	—	2,500

Net cash flows from (used in) investing activities	2,413	—	2,413

Effect of exchange rate changes on cash	14	—	14

Net decrease in cash and cash equivalents	(1,574)	—	(1,574)
Cash and cash equivalents, beginning of period	5,272	—	5,272

Cash and cash equivalents, end of period	$3,698	$—	$3,698

Reconciliation to Canadian GAAP — Cash flows from operating activities for three months ended March 31, 2005:

	U.S. GAAP	Adjustments	Canadian GAAP
Cash flows from (used in) operating activities:
Loss for the period	$(466)	$(70)	$(536)
Items not involving cash:
Accretion on convertible notes payable to related parties	—	73	73
Depreciation and amortization	157	—	157
Stock-based compensation	73	—	73
Amortization of deferred charges	31	(3)	28
Loss on settlement of liability	165	—	165
Other non-cash expenses	93	—	93
Changes in operating assets and liabilities:
Accounts receivable	(2,541)	—	(2,541)
Prepaid expenses and other receivables	(99)	—	(99)
Accounts payable	282	—	282
Long-term liabilities	(62)	—	(62)
Long-term interest payable to related parties	104	—	104
Accrued liabilities	(64)	—	(64)
Deferred revenue	(48)	—	(48)

Net cash flows used in operating activities	(2,375)	—	(2,375)
Cash flows from financing activities:
Issuance of common shares on exercise of options	41	—	41

Net cash flows from financing activities	41	—	41
Cash flows from (used in) investing activities:
Purchase of fixed assets, net	(44)	—	(44)
Maturity of short-term investments	2,478	—	2,478
Purchases of short-term investments	(2,478)	—	(2,478)

Net cash flows from (used in) investing activities	(44)	—	(44)

Net decrease in cash and cash equivalents	(2,378)	—	(2,378)
Cash and cash equivalents, beginning of period	5,417	—	5,417

Cash and cash equivalents, end of period	$3,039	$—	$3,039

Item 2.    Management's Discussion and Analysis of Financial Condition and Results of Operations.

OVERVIEW

        724 Solutions designs, develops, markets and supports software products for use by mobile network operators worldwide. Mobile network operators are telecommunications companies that provide a range of mobile voice and data communications services to their consumer and business customers. Examples of large mobile network operators include Verizon Wireless, Cingular Wireless, Sprint Nextel, Vodafone and China Mobile, some of which currently license our products.

        We offer software products that enable Internet connectivity to mobile devices such as mobile phones and handheld computing devices. We also offer software that helps to deliver text messaging, multimedia messaging, voice services and transactions to mobile network operators' end user customers using mobile phones and handheld computing devices.

        We were incorporated in 1997 and we introduced our initial products in 1999. At that time, we focused on creating software products that assisted financial services companies in making their traditional services available to their customers through mobile phones and handheld computing devices. In January 2001, we acquired Tantau Software with a view to expanding our customer base, utilizing Tantau's software products to strengthen our products offered to financial services customers, and to expand our sales to mobile network operators. In 2001, we began offering our mobile alerting software products and our mobile Internet gateway product (software that enables Internet connectivity to mobile devices) to mobile network operators. In October 2002, our products and solutions for mobile network operators and other customers were re-branded as the X-treme Mobility Suite of products ("XMS").

        In 2002, we concluded that the adoption of wireless technologies by the financial services industry had slowed considerably. At the same time, we judged that the market for mobile data services in the mobile network operator sector was potentially larger and likely to develop sooner. As a consequence, we began to restructure our business to focus on opportunities in the mobile network operator marketplace. During 2004, we completed this process and are now focused on selling our software products to mobile network operators. We no longer offer products developed specifically for financial institutions, although we continue to provide services to a small number of financial services customers and continue to support earlier sales to these customers.

        We continue to develop and expand our X-treme Mobility Suite of products for mobile network operators to assist them in growing their next-generation data services. In addition, we may in the future acquire products and/or companies that have developed software that aligns with our X-treme Mobility Suite of products.

        With our corporate office in Santa Barbara, California, we have development and sales offices around the world, including China, Switzerland, Canada, the United Kingdom and the United States.

SUBSEQUENT EVENTS

ARRANGEMENT AGREEMENT

        On April 6, 2006 we entered into a definitive arrangement agreement with Austin Ventures VIII, L.P. and an affiliated entity, 724 Holdings, Inc., by which 724 Holdings, Inc. would acquire all the outstanding common shares of 724 Solutions not owned by Austin Ventures or its related persons for cash consideration of $3.34 per common share. The transaction is to be carried out by way of a court-approved plan of arrangement. Under the arrangement, holders of options having an exercise price less than $3.34 would receive a cash payment in an amount per share equal to the difference between $3.34 and the exercise price, and all outstanding options will be cancelled.

        The 724 Solutions Board of Directors approved the arrangement agreement following the report and favorable recommendation of its Special Committee of directors, independent of management of 724 Solutions and independent of Austin Ventures, who reviewed and considered the arrangement. In doing so, the Board determined that the arrangement is in the best interests of 724 Solutions and its shareholders, and authorized the submission of the arrangement to holders of 724 Solutions common shares for their approval as required under applicable law. In reaching its recommendation, the Special Committee received a fairness opinion from its financial advisor, Thomas Weisel Partners LLC, and a valuation report from its independent valuator, Paradigm Capital Inc. Copies of the fairness opinion and the valuation report, the factors considered by the Special Committee and the Board and other relevant information are included in the preliminary Management Information Circular and Proxy Statement filed with the SEC and with the Canadian Securities Administrators on April 21, 2006 and will be included in the definitive Management Information Circular and Proxy Statement that will be sent to holders of common shares of 724 Solutions in connection with the annual and special meeting to be called to consider the arrangement.

        The holding of the annual and special meeting will be subject to court approval of an interim order. The arrangement will require approval by 66 2/3% of the votes cast by holders of 724 Solutions common shares and holders of in-the-money options (whether or not vested) entitled to vote at the meeting, voting together as one class. Holders of in-the-money options represent approximately 2.4% of the combined class of holders of 724 Solutions common shares and holders of in-the-money options. In addition, the arrangement resolution must be approved by a majority of the votes cast by holders of 724 Solutions common shares entitled to vote at the meeting excluding shares held by Austin Ventures and related persons.

DEFERRAL AGREEMENT

        In advance of the arrangement agreement, we entered into a deferral agreement, pursuant to which affiliates of Austin Ventures and we agreed that payment of the quarterly interest amounts due under the notes will be deferred until the earlier of the termination of the arrangement agreement or the effectiveness of the arrangement.

NASDAQ NOTICE OF NON-COMPLIANCE

        The Company received a Nasdaq Staff Deficiency Letter on March 8, 2006 indicating that it fails to comply with the Nasdaq's Marketplace Rule 4310(c)(2)(B). Marketplace Rule 4310(c)(2)(B) requires the Company to have a minimum of $2,500,000 in stockholders' equity, or $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year or two of the three most recently completed fiscal years. On April 3, 2006 we received a Nasdaq Staff Determination indicating that Nasdaq had denied our request for an extension to allow us to retain our listing to allow us time to complete the arrangement described above.

        We appealed the ruling and a hearing to consider our appeal was held on May 11, 2006. We expect the Nasdaq panel to issue a decision within thirty days of that hearing.

CRITICAL ACCOUNTING POLICIES AND ESTIMATES

        We periodically review our financial reporting and disclosure practices and accounting policies to ensure that they provide accurate and transparent information relative to the current economic and business environment. As part of this process, we have reviewed our selection, application and communication of critical accounting policies and financial disclosures. We have determined that our critical accounting policies relating to our core ongoing business activities are primarily those that relate to revenue recognition, allowance for doubtful accounts, income taxes, litigation, valuation of intangible assets, valuation of fixed assets, and restructuring provisions.

SOURCES OF REVENUE

        We derive revenue from licensing our products and providing related services, including installation, integration, maintenance and support. We recognize revenue from our license agreements when all the following conditions are met:

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  We have an executed license agreement with the customer;

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  We have delivered the software product to the customer;

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  The amount of the fees to be paid by the customer is fixed and determinable; and

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  Collection of these fees is deemed probable.

Software license agreements can be multiple element arrangements that include related maintenance and implementation fees. Accordingly, the fee is allocated to each element in the arrangement based on the respective vendor specific objective evidence of fair value ("VSOE") of each element in accordance with Statement of Position ("SOP") 97-2. For these multiple element contracts falling under SOP 97-2 for which we do not have sufficient VSOE, we use the residual method to record revenues. Under this method, if we have VSOE for all undelivered elements (typically, services and maintenance) we record the remaining value of the contract as license revenue after allocating full value to the undelivered elements.

        In some software license agreements, some of our products cannot be considered "off-the-shelf" and the contracted deliverables and professional services fees may be essential to the functionality of the software. In these circumstances, we recognize revenue as the deliverables and services are performed and revenue is earned in accordance with the percentage of completion method of accounting.

        For license and services agreements that provide significant commitments to refunds and/or penalties on the services and/or license components should the system not perform according to documented specifications, we defer recognition of revenue for the amount subject to refund or penalty until we achieve contractually defined milestones or until customer acceptance has occurred, as the case may be for those agreements.

        We typically license our software on a per user or capacity basis. Accordingly, our revenue is dependent on whether, and the extent to which our customers continue to use our software.

PRODUCT REVENUE

        Product revenue consists of the following:

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  Variable License Fee Arrangement — a variable license fee based on the numbers of users or the total capacity in a period. Revenue is recognized on an ongoing basis when determinable and will vary with the number or the total capacity of our customers' end users. In some of our agreements, there may be a cap on the total license fees paid by our customer for a particular product.

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  Reseller/OEM Arrangement — the reseller or OEM typically pays a non-refundable licensing fee for our software and/or a royalty fee based on the related number of users or based on a given capacity. We recognize revenue associated with non-refundable license fees when we have met our revenue recognition criteria for license agreements as outlined above. We recognize royalty fee revenue when the amount is determinable and all of our other revenue recognition criteria for license revenue are met.

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  Fixed License Fee Arrangement — a license fee for a fixed number of copies or unlimited use of the software for a period of time ranging from three months to perpetuity. If the license is not a perpetual license, we recognize the revenue ratably over the term of the license. If the license is a perpetual license, we recognize the revenue when the general conditions outlined above under "Sources of Revenue" are met.

SERVICES REVENUE

IMPLEMENTATION AND CUSTOMER SERVICES FEES

        Revenue from implementation and customer services fees includes fees for implementation of our product offerings (which may include hardware and third party software operating on the hardware), consulting and training services. Customers are charged a fee based on time and expenses and a fee for the hardware and third party software they choose to buy from us. Revenue is recognized as the implementation is performed or as the hardware is delivered and accepted or deferred until we achieve contractually defined milestones or until customer acceptance has occurred, as the case may be, for those contracts.

MAINTENANCE FEES

        We receive revenue from maintaining and servicing our products for customers. The maintenance fee is typically equal to a specified percentage of the customer's cumulative license fees, and may include a minimum quarterly amount. If associated with the fixed fee license model, the maintenance revenues received will be recorded as deferred revenue and recognized on a straight-line basis over the contract period. When associated with the variable fee license model, any maintenance payments will be recognized on a monthly basis as earned.

MANAGED ALERTS SERVICES FEES

        We receive revenue from providing services to our customers using our managed X-treme Alerts Platform ("XAP"). These can include revenue from voice alerts, Short Message Service (SMS) alerts, Multimedia Message (MMS) alerts, fraud alerts, and collection alerts. Our XAP software is hosted in New Jersey with Computer Sciences Corporation and the voice hardware is hosted in Florida with InterVoice. Customers typically pay a per alert fee, subject to monthly minimums. The fees are recognized on a monthly basis as earned.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

        We maintain an allowance for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. Our general credit terms are 30 to 60 days from the invoice date. We perform an ongoing credit evaluation of each customer's financial condition and if the financial condition of a customer deteriorates, resulting in an impairment of its ability to make payment, an additional allowance would be required. At March 31, 2006, our allowance for doubtful accounts totals $19,000. Our maximum exposure to loss on receivables at any point in time is the total accounts receivable, which was $4.3 million at March 31, 2006. Due to the significant number of estimates utilized in determining an expected rate of uncollectible receivables, actual results of collections could be materially different from these estimates.

INCOME TAXES

        We record a valuation allowance against deferred income tax assets when we believe it is not more likely than not that some portion or all of the deferred income tax assets will be realized. We consider factors such as the reversal of deferred income tax liabilities, projected taxable income, the character of the income tax asset and the potential for realization due to tax planning strategies. At December 31, 2005, while we had $86.6 million in available net tax benefit of loss carry forwards and other deferred tax assets, we have experienced losses in recent years and the extent of future income for tax purposes before utilization of these benefits is uncertain. Accordingly, the entire balance of deferred tax assets has been reduced by a valuation allowance. Due to the significant number of estimates and projections utilized in determining an appropriate valuation for our deferred income tax assets, the actual valuation allowance against the tax assets could be materially different from these estimates.

LITIGATION

        We are a party from time to time to legal proceedings, such as the securities litigation relating to our initial public offering. In these cases, we assess the likelihood that a loss will result, as well as the amount of that loss, and the financial statements provide for the best estimate of the losses. In making our assessment of the existence of a loss, we consider advice from legal counsel, the nature of the claim and other settlements, if any, that are occurring from similar claims. To the extent that any of these legal proceedings are resolved and require us to pay an amount in excess of what has been provided for in the financial statements, we would be required to record, against earnings, the excess at that time. If the resolution resulted in a gain, or a loss less than that provided for, the gain is recognized when received or receivable.

VALUATION OF INTANGIBLE ASSETS

        We have acquired several other businesses. As part of the completion of any business combination, we are required to value any intangible assets acquired at the date of acquisition. We utilize the most current internally-generated and publicly available information to develop an estimate of future undiscounted cash flows including, among other things, estimated lives, residual values and terminal values, and believe the estimates to be reasonable at the date prepared. This valuation is inherently subjective, and necessarily involves judgments and estimates regarding future cash flows and other operational variables of the intangible assets acquired. There can be no assurance that the judgments and estimates made at the date of acquisition will reflect future performance of the acquired intangible assets. To assist us with the valuation process, we have adopted the practice of using independent valuation experts in the valuation process for intangible assets acquired through material acquisitions. However, it is possible that either we or the independent valuation experts will make judgments or estimates that differ from actual circumstances. In these cases, we may be required to record a provision or write-off certain of our intangible assets. Similarly, in accordance with SFAS No. 142, Goodwill and Other Intangible Assets, we are required to annually test the value of our goodwill. Changes in estimates could result in different conclusions for the underlying value of goodwill. We perform our annual impairment testing on goodwill at December 31 of each fiscal year, provided that circumstances do not arise during the year that would necessitate an earlier evaluation. As at March 31, 2006, the carrying value of our goodwill and intangible assets was nil.

VALUATION OF FIXED ASSETS

        We monitor the appropriateness of the carrying values of our fixed assets, primarily office furniture and computer software and equipment, on an ongoing basis, in accordance with applicable accounting requirements. As required, if an indicator of potential impairment is evident, we will review the projected undiscounted future cash flows associated with the relevant fixed asset, to determine if the undiscounted cash flows exceed the carrying amount of the fixed asset. If it is determined that the net carrying amount of the fixed asset is not recoverable, then an adjustment would be made to reduce the net carrying amount to the fair value amount of the asset. We utilize the most current internally-generated and publicly available information to develop our estimates of future undiscounted cash flows including, among other things, estimated lives, residual values and terminal values, and believe the estimates to be reasonable. Additionally, determination of fair values of fixed assets may also involve various methods of estimation, if comparable independent fair values are not readily available. Accordingly, different assumptions related to cash flows or fair values of fixed assets could materially affect our estimates. We have recorded charges to write-down fixed assets, primarily arising due to the restructuring activities we have undertaken. As at March 31, 2006, our net book value of fixed assets was $713,000.

RESTRUCTURING PROVISIONS

        We record restructuring provisions when specified criteria under accounting principles are met. While these provisions are substantially based on contractual terms, it is necessary to make estimates of the fair values of liabilities in some circumstances, primarily when the charge includes future costs to be incurred on leased space which is no longer being used but for which the lease agreement has not been terminated. In these cases, we estimate the fair value of future sub-lease rentals that will be realized over the term of the agreement. These estimates take into account expected demands and prices available for the specific space in the area in which the leased space is located. Unless we have a fixed sub-lease for the remaining term of the lease arrangement, the actual amount of sub-lease rental income may differ from the estimates used in developing the provision and those changes may be material. Changes in estimated sub-lease income are recognized as determinable.

RESULTS OF OPERATIONS

THREE MONTHS ENDED MARCH 31, 2006, COMPARED TO THREE MONTHS ENDED MARCH 31, 2005

        Our consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles.

REVENUE

PRODUCT REVENUE

        In the three months ended March 31, 2006, product revenue was $1.7 million, compared to $3.0 million in the same period in 2005.

        Revenue from our X-treme Mobility Suite ("XMS") of products was $1.6 million for the three months ended March 31, 2006, compared to $2.9 million in the same period in 2005. The principal revenue producing deployments for our XMS products in the three months ended March 31, 2006 were with Sprint Nextel and Nokia. The principal revenue producing deployments for our XMS products in the three months ended March 31, 2005 were with Hewlett-Packard (as a reseller to Sprint Nextel), Nokia and Vodafone. On October 31, 2005, our subcontract agreement with Hewlett-Packard terminated. This change resulted in a decrease in product revenue of approximately $940,000 in the three months ended March 31, 2006, compared to the prior year period.

        In the three months ended March 31, 2006, the X-treme Services Activity Manager ("XSAM") product accounted for approximately 76% of revenue from the X-treme Mobility Suite of products and our AGW product accounted for approximately 18% of the XMS revenue. In the three months ended March 31, 2005, our X-treme Mobility Gateway ("XMG") product accounted for approximately 60% and the AGW product accounted for approximately 36% of XMS revenue. We anticipate that the XMG, XSAM and AGW products will generate most of our XMS product revenue in the second quarter of 2006.

        During the three months ended March 31, 2006 and 2005, product revenue from our non-XMS products, including those sold primarily to the financial services industry, was $49,000 and $71,000, respectively. We will continue to perform under the contracts we currently have with these customers and anticipate that revenue from these customers will be approximately $50,000 per quarter for the remainder of 2006. Our ability to achieve this revenue, however, is dependent on our customers for these products renewing their contracts.

SERVICES REVENUE

        Services revenue was $1.6 million for the three months ended March 31, 2006, compared to $2.9 million in the same period in 2005.

        In the three months ended March 31, 2006, services revenue from XMS decreased to $1.2 million from $2.6 million in the same period in 2005. Implementation and customer services revenue related to XMS was approximately $700,000 in the three months ended March 31, 2006, compared to $1.2 million in the same period of 2005. The 2005 amount included approximately $480,000 from the delivery of hardware to a customer in Europe.

        XMS maintenance revenue decreased to $586,000 in the three months ended March 31, 2006, compared to $1.2 million in the same period of 2005. The cancellation of the Hewlett-Packard (as a reseller to Sprint Nextel) contract had a significant impact on maintenance revenue as we had revenue of nil from Hewlett-Packard (as a reseller to Sprint Nextel) in the three months ended March 31, 2006, compared to $813,000 in the same period in 2005.

        Managed alerts services revenue was $93,000 in the three months ended March 31, 2006, compared to $143,000 in the same period of 2005. Primarily all of the revenue in both periods was derived from one customer that has adopted this platform on a managed services basis for its customer retention and loyalty program.

        Services revenue from our non-XMS products, including those sold primarily to the financial services industry, was $185,000 in the three months ended March 31, 2006, compared to $238,000 in the same period in 2005, as some contracts were not renewed by our financial services customers, resulting in less services and maintenance revenue from these customers.

OPERATING EXPENSES

COST OF PRODUCT REVENUE

        Our product revenue consists of the sale of software licenses, typically on a per user or capacity basis. There are no significant out-of-pocket costs associated with the manufacture of our software. Costs associated with our software are as follows:

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  Development costs: Software development costs are capitalized from the point in time that a product's technological feasibility has been established, which generally occurs upon completion of a working model, and ending when a product is available for general release to customers. All subsequent costs are expensed as incurred. To date, the completion of working models of our products has substantially coincided with the general release of the products. As a result, we have not capitalized any software development costs, since those costs have not been significant.

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  Amortization of intangible assets: Intangible assets include intellectual property we have acquired and either license as a stand-alone product or embed in one or more of our software products. Acquired software is amortized on a straight-line basis over a period of two to five years. All acquired software had been fully amortized or written down to nil by the end of September 2003. Therefore, amortization expense was nil in each of the three month periods ended March 31, 2006 and 2005.

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  Third Party Inventory: Cost of product revenue also includes the cost of inventory purchased from third parties and sold to our customers. In the three months ended March 31, 2006 and 2005, we did not purchase or sell any third party inventory to our customers.

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  Other: Some of our products include third party embedded software that we license. In the three months ended March 31, 2006, we recorded $3,000 of license fees related to amounts due to third party vendors for the use of software embedded in our products, compared to $5,000 in the same period of 2005.

COST OF SERVICES REVENUE

        Cost of services revenue consists primarily of personnel costs associated with customer support, training and implementations, as well as amounts paid to third-party consulting firms for those services, together with an allocation of expenses for our facilities and administration. It also includes the cost of hardware and third party software our customers require us to purchase and resell to them.

        Cost of services revenue decreased to $1.4 million for the three months ended March 31, 2006, from $2.0 million for the same period in 2005. Included in the 2005 amount is approximately $420,000 in hardware costs related to a customer deployment. Cost of services revenue, as a percentage of revenue, was 43% for the three months ended March 31, 2006, compared to 35% for the same period in 2005. Our average professional services headcount was 25 in the first quarter of 2006, unchanged from same period of 2005. At the end of the first quarter of 2006, we had 28 professional services personnel, compared to 26 at the end of the first quarter of 2005.

RESEARCH AND DEVELOPMENT

        Research and development ("R&D") expenses include compensation of software development personnel working on the continuing enhancement of our products and our quality assurance and testing activities. These expenses also include the cost of retaining independent contractors and consultants, software licensing expenses and allocated operating expenses.

        Research and development expenses increased to $2.0 million for the three months ended March 31, 2006, compared to $1.7 million for the same period in 2005. Our average R&D headcount was 50 in the three months ended March 31, 2006, compared to 48 in the prior year period. At March 31, 2006 we had 51 R&D employees, compared to 52 at March 31, 2005.

        We continue to evaluate our R&D expenditure needs based on our new product architecture and services and the current market environment. R&D expense, as a percentage of revenue, was 62% for the three months ended March 31, 2006, compared to 29% for the same period in 2005.

SALES AND MARKETING

        Sales and marketing ("S&M") expenses include compensation of sales and marketing personnel, public relations and advertising, trade shows, marketing materials and allocated operating expenses.

        Sales and marketing expenses were $1.1 million for the three months ended March 31, 2006, compared to $1.2 million for the same period in 2005. The average number of S&M personnel in the three months ended March 31, 2006 was 17, unchanged from the prior year period. At March 31, 2006 and 2005, we had 15 and 18 sales and marketing personnel, respectively. We continue to monitor our sales and marketing expenditures to ensure that they remain aligned with our targeted opportunities as well as prevailing market conditions. S&M expense, as a percentage of revenue, was 34% for the three months ended March 31, 2006, compared to 20% for the same period in 2005.

GENERAL AND ADMINISTRATIVE

        General and administrative ("G&A") expenses include salaries and benefits for corporate personnel and other general and administrative expenses such as facilities, travel and professional consulting costs. Our corporate staff includes several of our executive officers and our business development, financial planning and control, human resources and corporate administration staff.

        G&A expenses increased to $1.1 million for the three months ended March 31, 2006, compared to $804,000 for the same period in 2005. The increase was mainly due to increased legal and professional fees related to the proposed plan of arrangement. Our average G&A headcount in the three months ended March 31, 2006 was 13, unchanged from the same period in 2005. At March 31, 2006 and 2005, we had 12 and 13 G&A personnel, respectively. G&A expense, as a percentage of revenue, was 35% for the three months ended March 31, 2006, compared to 14% for the same period in 2005. We believe we may need to add additional G&A staff this year to address increased regulatory compliance requirements if we remain a public company.

DEPRECIATION

        Depreciation expense was $211,000 in the three months ended March 31, 2006, compared to $157,000 for the same period in 2005. In 2004 and 2005, we began to reinvest in fixed assets and anticipate that we will make further purchases of fixed assets in 2006.

STOCK-BASED COMPENSATION

        Effective January 1, 2006, we adopted the fair value-based method for measurement and cost recognition of employee share-based compensation arrangements under the provisions of Financial Accounting Standards Board ("FASB") Statement of Financial Accounting Standards No. ("SFAS") 123 (Revised 2004) "Share-Based Payment" ("SFAS 123R"), using the modified prospective application transitional approach. For options granted prior to January 1, 2003, we had elected to account for employee share based compensation using the intrinsic value method based on Accounting Principal Board Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB 25") and related interpretations. For options granted post January 1, 2003, we applied the fair value recognition provisions of SFAS No. 123 "Accounting for Stock based Compensation" ("SFAS 123") as amended.

        Under the modified prospective application transitional approach, share-based compensation is recognized for awards granted, modified, repurchased or cancelled subsequent to the adoption of SFAS 123R. In addition, share-based compensation is recognized, subsequent to the adoption of SFAS 123R, for the remaining portion of the vesting period (if any) for outstanding awards granted prior to the date of adoption. Results for prior periods have not been restated. The cumulative effect of accounting change is an estimated number based on the forfeiture rate and generated an approximate $218,000 credit to the statements of operations.

        We estimate the fair value of stock options using the Black-Scholes valuation model, consistent with the provisions of SFAS No. 123R, Securities and Exchange Commission (SEC) Staff Accounting Bulletin No. 107, and our prior period disclosures, including share-based compensation (determined under a fair value method as prescribed by SFAS 123). Key input assumptions used to estimate the fair value of stock options include the grant price of the award, the expected option term, volatility of the Company's stock, the risk-free rate, and the dividend yield. We believe that the valuation technique and the approach utilized to develop the underlying assumptions are appropriate in calculating the fair values of stock options granted in the period ended March 31, 2006. Estimates of fair value are not intended to predict actual future events or the value ultimately realized by employees who receive equity awards.

        Stock-based compensation increased to $240,000 for the three months ended March 31, 2006, compared to $73,000 for the same period in 2005. The stock compensation expense in 2006 relates to the fair value of unvested options granted since January 1, 2002 while the stock compensation expense in 2005 relates to the expensing of the fair value of options granted since January 1, 2003.

RESTRUCTURING COSTS

        In the three months ended March 31, 2006 and 2005, we recorded restructuring charges of nil.

        Included in our "Accrued Liabilities" as at March 31, 2006 is approximately $54,000 in remaining obligations arising from a restructuring activity undertaken in 2002. Specifically, it relates to the remaining costs associated with an office in Europe that we have vacated. The space was returned to the landlord in March 2006. The remaining costs associated with this space are related to refurbishment, which we expect to finalize in the second quarter of 2006.

        We continue to evaluate costs on an ongoing basis to determine if costs of a particular product or function are warranted given the anticipated revenue from or contribution to the business of that product or function.

INTEREST EXPENSE

        We had a net interest expense of $191,000 in the three months ended March 31, 2006, compared to net interest expense of $186,000 in the same period of 2005. The interest expense associated with the $8.0 million in convertible notes issued in the second quarter of 2004 was $254,000 in the three months ended March 31, 2006, compared to $243,000 in the three months ended March 31, 2005. Interest earned in the three months ended March 31, 2006 was $63,000, compared to $57,000 in the three months ended March 31, 2005. The interest earned in each period was derived from cash and cash equivalent balances and short-term investments, representing primarily the unused portion of the proceeds from the convertible debt financing completed in the second quarter of 2004.

        Net interest expense is expected to be approximately $225,000 to $245,000 per quarter in the second, third and fourth quarters of 2006; $257,000 to $263,000 in interest charges related to the convertible notes payable to related parties offset by interest income of approximately $20,000 to $30,000 per quarter.

LOSS ON SETTLEMENT OF LIABILITY

        In January 2006, we issued 35,259 Common Shares with a market value of $127,000 to Austin Ventures in connection with the payment of $108,000 in interest due. We recorded a loss on settlement of liability of $19,000 in the first quarter of 2006 related to this transaction. The payment was related to the extinguishment of the liability related to interest due on the convertible notes payable to related parties. We have the option of paying the interest portion due quarterly on the notes payable in cash or shares at a conversion price of $3.07 (see note 3 to the interim financial statements for further details). In the event we settle future interest obligations in shares, we will record additional charges, the amount of which will depend on the price of our shares at the time of settlement.

        On January 3, 2005, we issued 33,549 common shares with a market value of $268,000 in settlement of interest owing of $103,000 and recorded a loss on settlement of liability of $165,000.

NET LOSS

        Our net loss before cumulative effect of accounting change increased to $3.1 million for three months ended March 31, 2006, compared to $466,000 for the same period in 2005. Our net loss has increased significantly because revenue declined by $2.5 million, compared to the same period in 2005, and total operating expenses were higher by approximately $201,000, compared to the prior year period.

LIQUIDITY AND CAPITAL RESOURCES

        The following table presents selected balance sheet information as of March 31, 2006 and December 31, 2005 (in thousands):

	March 31, 2006	December 31, 2005
Cash and cash equivalents	$3,698	$5,272
Short-term investments	1,475	4,009
Restricted cash	221	219

	5,394	9,500
Other current assets less current liabilities	2,287	616

Working capital	$7,681	$10,116

        At March 31, 2006, our cash and short-term investments and restricted cash were $5.4 million, compared to $9.5 million at December 31, 2005, a reduction of $4.1 million. The reduction in our cash balance was primarily due to uses of cash in operating activities, most notably related to our loss, offset by non-cash items, and the increase in accounts receivable of $1.8 million.

        Our accounts receivables balance at March 31, 2006 was $4.3 million, with over 92% of the balance being either current or less than 30 days past due. We did not incur any bad debt expense in either the three months ended March 31, 2006 or 2005 and we believe that the current allowance of $19,000 is sufficient and that accounts receivable will be collected. Our accrued liabilities balance of $2.1 million includes approximately $54,000 of restructuring allowance that we anticipate will be paid in the second quarter of 2006.

        The following table presents selected cash flow information for the three months ended March 31, 2006 and 2005 (in thousands):

For the three months ended March 31,	2006	2005
Cash from (used in) operating activities	$(4,001)	$(2,375)
Cash from (used in) financing activities	—	41
Cash from (used in) investing activities	2,413	(44)
Effect of exchange rate changes on cash	14	—

Net decrease in cash	$(1,574)	$(2,378)

        Net cash used in operating activities increased to $4.0 million for the three months ended March 31, 2006, compared to $2.4 million for the same period in 2005. Net cash used in operating activities for the three months ended March 31, 2006 consisted of our net loss of $2.9 million, cumulative effect of accounting change of $218,000, other non-cash items of $132,000 and net working capital items of $1.6 million, primarily made up of an increase in accounts receivable of $1.8 million, offset by non-cash items, specifically loss on settlement of liability of $19,000, depreciation of $211,000, amortization of deferred charges of $29,000 and stock-based compensation of $240,000. Net cash used in operating activities for the three months ended March 31, 2005 consisted of our net loss of $466,000 and net working cash items of $2.4 million, primarily made up of an increase in accounts receivable of $2.5 million, offset by non-cash items, specifically loss on settlement of liability of $165,000, depreciation of $157,000, amortization of deferred charges of $31,000, stock-based compensation of $73,000 and other non-cash items of $93,000.

        Financing activities provided a cash source of nil in the three months ended March 31, 2006, compared to a source of $41,000 from the issuance of common shares on the exercise of options for the three months ended March 31, 2005.

        Cash used in investing activities, before the sale (purchase) of short-term investments, business acquisitions and restricted cash was $87,000 in the three months ended March 31, 2006, compared to a cash use of $44,000 in the same period in 2005. The amount in each year is related to net purchase of fixed assets. We had a cash source of $2.5 million related to the maturity of short-term investments in the three months ended March 31, 2006.

        We expect our quarterly cash expenditures in the second quarter of 2006 to increase significantly from the $5.7 million achieved in the first quarter of 2006, as we will have significant costs associated with the proposed plan of arrangement. Some costs are contingent on the transaction closing, but we expect costs of approximately $1.2 million in the second quarter that are not contingent on the transaction closing in the second quarter, or thereafter. Not including the transaction related costs, we expect cash expenditures in each of the next four quarters will be in the range of $5.3 million to $6.0 million including capital expenditures. These expenditures are based on the assumption that we maintain our current staffing level and facilities. We anticipate, based on current forecasts, that our cash on hand, together with our cash from operations will be sufficient to cover our cash requirements for at least the next twelve months. Accordingly, the accompanying consolidated financial statements have been prepared assuming that we will continue as a going concern. We have suffered recurring losses from operations and negative cash flows. Our ability to continue as a going concern is dependent on our ability to successfully execute our business plan. We cannot provide assurance that we will be able to execute our business plan or assure that efforts to raise additional financing, if required, would be successful. Our financial statements do not include adjustments or disclosures that may result from our inability to continue as a going concern. If the going concern assumption was not appropriate for our financial statements, then adjustments would be necessary in the carrying values of assets, the reported net losses and the balance sheet classification used.

        The principal amount of the convertible notes plus interest due at maturity is payable to Austin Ventures at the maturity date in the second quarter of 2007, but if an event of default occurs, the convertible notes payable to related parties may become due prior to the maturity date. Additionally, Austin Ventures has the option to convert the debt to shares at the applicable conversion price at any time prior to the maturity date. If Austin Ventures does not convert the debt to shares prior to or at maturity, we will be required to pay the principal of $8.0 million plus interest due at maturity of approximately $1.4 million in the second quarter of 2007. These amounts are payable in cash or shares at a conversion price of $3.07 at the option of Austin Ventures. If Austin Ventures demands cash, we may not have sufficient funds to meet that demand and we may have to raise additional capital. We cannot predict the terms under which capital may be available to us at that time, if at all. See note 3 to the consolidated financial statements for the three months ended March 31, 2006 for further details.

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS — CANADA AND UNITED STATES

        In December 2004, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 123R, "Share Based Payment," or SFAS 123R, which requires companies to expense the fair value of employee stock options and other forms of share based compensation. Accordingly, SFAS 123R eliminates the use of the intrinsic value method to account for share based compensation transactions as provided under APB Opinion No. 25. Under SFAS 123R, we are required to determine the appropriate fair value model to be used for valuing share based payments, the amortization method for compensation cost and the transition method to be used at date of adoption. We currently use the Black Scholes option pricing model to value options. The use of a different model to value options may result in a different fair value than the use of the Black Scholes option pricing model. As required, we adopted SFAS 123R in the first quarter of fiscal 2006. We re-calculated our stock compensation expense for the years ended December 31,

2003, 2004 and 2005 and recorded a "cumulative effect of accounting change" entry of $218,000, representing the amount by which our expenses would have been lower in the three year period had we been using the method prescribed by SFAS 123R to calculate stock compensation expense.

        In November 2005, the FASB issued Staff Position ("FSP") FAS 123R-3, "Transition Election to Accounting for the Tax Effects of Share-Based Payment Awards". This FSP requires an entity to follow either the transition guidance for the additional paid-in-capital as prescribed by SFAS 123R, Share-Based Payment, or the alternative transition method as described in the FSP. An entity that adopts SFAS 123R using the modified prospective application may make a one-time election to adopt the transition method described in this FSP. An entity may take up to one year from the later of its initial adoption of SFAS 123R or the effective date of this FSP to evaluate its available transition alternatives and make this one-time election. This FSP became effective in November 2005. We continue to evaluate the impact that the adoption of this FSP could have on our financial statements.

        In November 2005, the FASB issued FSP FAS115-1/124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments", which addresses the determination as to when an investment is considered impaired, whether that impairment is other-than-temporary, and the measurement of an impairment loss. This FSP also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. The guidance in this FSP amends FASB Statements No. 115, "Accounting for Certain Investments in Debt and Equity Securities", and No. 124, "Accounting for Certain Investments Held by Not-for-Profit Organizations", and APB Opinion No. 18, "The Equity Method of Accounting for Investments in Common Stock". We continue to evaluate the impact that the adoption of this FSP could have on our financial statements.

QUARTERLY RESULTS OF OPERATIONS

        The following table sets forth certain unaudited consolidated statements of operations data for each of the eight most recent quarters that, in management's opinion, have been prepared on a basis consistent with the unaudited consolidated financial statements contained elsewhere in this interim report and include all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information presented. These operating results are not necessarily indicative of results for any future period. You should not rely on them to predict our future performance.

Quarter ended	Mar. 31, 2006	Dec. 31 2005	Sept. 30, 2005	Jun. 30, 2005	Mar. 31, 2005	Dec. 31 2004	Sept. 30 2004	Jun. 30 2004
	(In thousands of U.S. dollars, except number of shares and per share amounts)
Revenue:
Product	$1,679	$1,461	$1,295	$1,704	$2,985	$3,140	$2,013	$1,930
Services	1,583	1,922	3,166	2,912	2,820	2,380	1,489	1,119

Total revenue	3,262	3,383	4,461	4,616	5,805	5,520	3,502	3,049
Operating expenses:
Cost of product revenue
Other	3	3	10	10	5	26	—	—
Cost of services revenue	1,412	1,693	1,804	1,907	2,026	2,044	1,505	1,537
Research and development	2,021	1,834	1,768	1,693	1,687	1,339	1,410	1,433
Sales and marketing	1,107	915	930	1,023	1,168	1,316	1,093	1,197
General and administrative	1,127	957	748	853	804	690	796	755
Depreciation	211	125	150	165	157	166	124	120
Stock-based compensation:
Cost of revenue	12	12	19	15	7	6	4	3
Research and development	29	25	43	35	19	17	10	9
Sales and marketing	36	24	53	43	16	14	9	7
General and administrative	163	270	233	186	31	26	16	14
Restructuring costs	—	—	—	—	—	(26)	(181)	(900)

Total operating expenses	6,121	5,858	5,758	5,930	5,920	5,618	4,786	4,175

Loss from operations	(2,859)	(2,475)	(1,297)	(1,314)	(115)	(98)	(1,284)	(1,126)
Interest income (expense), net	(191)	(171)	(172)	(180)	(186)	(210)	(183)	(19)
Loss on settlement of liability	(19)	—	—	—	(165)	—	—	—

Net loss before cumulative effect of accounting change	(3,069)	(2,646)	(1,469)	(1,494)	(466)	(308)	(1,467)	(1,145)
Cumulative effect of accounting change	218	—	—	—	—	—	—	—

Net loss for the period	$(2,851)	$(2,646)	$(1,469)	$(1,494)	$(466)	$(308)	$(1,467)	$(1,145)

Basic and diluted loss per share	$(0.47)	$(0.44)	$(0.24)	$(0.25)	$(0.08)	$(0.05)	$(0.25)	$(0.19)
Weighted-average number of shares used in computing basic and diluted loss per share (in thousands)	6,074	6,039	6,036	6,033	6,027	5,985	5,983	5,983

INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

        Statements contained in this report which are not historical facts are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These statements are made under the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995 and of Canadian provincial securities laws. A forward-looking statement may contain words such as "anticipate that," "believes," "continue to," "estimates," "expects to," "hopes," "intends," "plans," "to be," "will be,"

"will continue to be," or similar words. These forward-looking statements include the statements herein regarding: future developments in our markets and the markets in which we expect to compete, including the wireless communications industry; our estimated cost reductions; our future ability to fund our operations and become profitable; our development of new products and relationships; the rate at which consumers will adopt wireless applications; our ability to increase our customer base; the services that we or our customers will introduce and the benefits that end users will receive from these services; the impact of entering new markets; our plans to use or not to use certain types of technologies in the future; our future cost of revenue, gross margins and net losses; our future restructuring, research and development, sales and marketing, general and administrative, stock-based compensation, depreciation and amortization expenses; our future interest income; the value of our goodwill and other intangible assets; our future capital expenditures and capital requirements; and the anticipated impact of changes in applicable accounting rules.

        The accuracy of these statements may be impacted by a number of business risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Some of the key risks that could cause actual results to differ materially from those projected or anticipated include the risks discussed in the section entitled "Risk Factors," below. Additional information about these and other risks can be found in our filings with the SEC and with the Canadian Securities Administrators, including in the sections "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our annual report on form 10-K. We encourage you to carefully review these risks in order to evaluate an investment in our securities. We do not undertake any obligation to update this forward-looking information, except as required under applicable law.

Item 3.    Quantitative and Qualitative Disclosures About Market Risk.

IMPACT OF INTEREST RATE EXPOSURE

        As of March 31, 2006, we had approximately $5.4 million in cash, cash equivalents, short-term investments and restricted cash, of which $1.7 million consisted of short-term investments and restricted cash. A significant portion of the cash earns interest at variable rates. In addition, although our short-term investments are fixed-rate instruments, the average term is short. Accordingly, our interest income is effectively sensitive to changes in the level of prevailing interest rates. Our convertible notes payable to related parties bear interest at a fixed rate. Accordingly, we currently do not have any interest rate exposure on our outstanding indebtedness.

IMPACT OF FOREIGN EXCHANGE RATE EXPOSURE

        Our functional currency is the U.S. dollar, as we recognize the majority of our revenues in U.S. dollars. In the foreseeable future, the majority of our non-US dollar denominated expenses will be incurred in Canadian dollars, Euros, Swiss francs and United Kingdom pounds sterling. Changes in the value of these currencies relative to the U.S. dollar may result in currency gains and losses, which could affect our operating results. We do not currently hedge against these currency fluctuations. In the three months ended March 31, 2006, we incurred realized and unrealized foreign currency losses relating to the translation of our non-U.S. dollar denominated monetary assets and liabilities of approximately $14,000.

Item 4.    Controls and Procedures.

        Prior to the filing date of this Report, management, including the Company's Chief Executive Officer and Chief Financial Officer, evaluated the effectiveness and operation of the Company's disclosure controls and procedures. The Chief Executive Officer and Chief Financial Officer concluded that, as of March 31, 2006, the disclosure controls and procedures were effective, in all material respects, to ensure that information required to be disclosed in the reports the Company files and submits under the Exchange Act is recorded, processed, summarized and reported as and when required. The Company's Chief Executive Officer and Chief Financial Officer have concluded that the Company's disclosure controls and procedures are also effective to ensure that information required to be disclosed in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its

Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure.

        There have not been any changes in the Company's internal controls over financial reporting that occurred during the first quarter of 2006 that materially affected, or are reasonably likely to materially affect, the Company's internal controls over financial reporting.

PART II.    OTHER INFORMATION

Item 1.    Legal Proceedings.

        The Company has been named in several class actions filed in federal court in the Southern District of New York between approximately June 13, 2001 and June 28, 2001 (collectively the "IPO Allocation Litigation"). The IPO Allocation Litigation was filed on behalf of purported classes of plaintiffs who acquired the Company's common shares during certain periods. These lawsuits have since been consolidated into a single action and an amended complaint was filed on or about April 19, 2002. Similar actions have or since been filed against over 300 other issuers that have had initial public offerings since 1998 and all are included in a single coordinated proceeding in the Southern District of New York.

        The amended complaint in the IPO Allocation Litigation names as defendants, in addition to the Company, some former directors and officers of the Company (the "Individual Defendants") and certain underwriters of the Company's initial public offering of securities (the "Underwriter Defendants"). In general, the amended complaint alleges that the Underwriter Defendants: (1) allocated shares of the Company's offering of equity securities to certain of their customers, in exchange for which these customers agreed to pay the Underwriter Defendants extra commissions on transactions in other securities; and (2) allocated shares of the Company's initial public offering to certain of the Underwriter Defendants' customers, in exchange for which the customers agreed to purchase additional common shares of the Company in the after-market at certain pre-determined prices. The amended complaint also alleges that the Company and the Individual Defendants failed to disclose these facts and that the Company and the Individual Defendants were aware of, or disregarded, the Underwriter Defendants' conduct. In October 2002, the Individual Defendants were dismissed from the IPO Allocation Litigation without prejudice.

        In July 2003, a committee of the Company's Board of Directors conditionally approved a proposed partial settlement with the plaintiffs in this matter. The settlement would provide, among other things, a release of the Company and of the Individual Defendants for the conduct alleged in the action to be wrongful in the amended complaint. The Company would agree to undertake other responsibilities under the partial settlement, including agreeing to assign away, not assert, or release certain potential claims the Company may have against its underwriters. Any direct financial impact of the proposed settlement is expected to be borne by the Company's insurers.

        In June 2004, an agreement of settlement was submitted to the Court for preliminary approval. The Court granted the preliminary approval motion on February 15, 2005, subject to certain modifications.

        On August 31, 2005, the Court issued a preliminary order further approving the modifications to the settlement and certifying the settlement classes. The Court also appointed the Notice Administrator for the settlement and ordered that notice of the settlement be distributed to all settlement class members beginning on November 15, 2005. The settlement fairness hearing has been set for April 24, 2006. Following the hearing, if the Court determines that the settlement is fair to the class members, the settlement will be approved. There can be no assurance that this proposed settlement would be approved and implemented in its current form, or at all.

        If the proposed settlement is not consummated, the Company intends to continue to vigorously defend itself and the Individual Defendants against these claims. However, due to the inherent uncertainties of litigation, and because the IPO Litigation is at a preliminary stage, we cannot accurately predict the ultimate outcome IPO Allocation Litigation. No amount is accrued at March 31, 2006, as a loss is not considered probable and estimable.

Item 1A.    Risk Factors.

        The Company has included in its Annual Report on Form 10-K for the year ended December 31, 2005 a description of certain risks and uncertainties that could affect the Company's business, future performance or financial condition. The Company urges you to carefully read those risk factors prior to making an investment decision with respect to its securities. In addition, the information presented below updates, and should be read in conjunction with, those risk factors.

GENERAL INDUSTRY, ECONOMIC AND MARKET CONDITIONS

        Our future revenues and operating results are dependent to a large extent upon general economic conditions, conditions in the wireless market and within the wireless market, our primary target market of mobile network operators. If general economic conditions are adverse, if the economies in which our target customers are located enter into a recession, or if demand for our solutions does not expand, our ability to increase our customer base may be limited and our revenue may not increase or could decrease.

MOBILE NETWORK OPERATOR FOCUS

        We have made mobile network operators the main focus of our activities. Our future success depends on our ability to increase revenues from sales of our software and services directly and indirectly to mobile network operators. We may not be able to attract a large number of these customers.

        Currently, only a limited number of mobile network operators and other customers have implemented and deployed services based on our products. Mobile network operators may not widely deploy or successfully sell services based on our software and services, and subscribers to these services may not seek to use them. Any developments of this kind could limit our ability to sell our solutions to companies in this industry and have a material adverse affect on our business.

        In addition, our success is dependent upon increased adoption by end users of the services that are based on our software and services. Mobile network operators and their competitors (for example, other communications providers) may successfully deploy and market services that compete with the services that are based on our technology. If subscribers of our mobile network operator customers do not increase their use of services that are based on our software and services, our operating results will be harmed.

COMPETITIVE LANDSCAPE

        Many of our competitors are significantly larger than us in terms of revenue, marketing and research and development expenditures and numbers of employees in their sales, services and support organizations. The competitors we face on our X-treme Mobility Suite sales opportunities include Nokia, Ericsson, Comverse, Alcatel and Openwave. Our success is dependent on our ability to win our share of these opportunities against these larger competitors and to retain our customers. Many of these competitors are able to bundle other products (including handsets and/or network equipment) into sales of competitive products, which they might argue is more beneficial to their customers. We do not believe that we can offer similar product bundles, which could prevent us from competing with these competitors, offering similar pricing, retaining key customers or acquiring new customers. These competitors with greater resources may also be in a better position than us to make necessary or advantageous investments in the development or acquisition of new products and services. Additionally, in the market for messaging services, we see price-driven competition from smaller private companies, particularly European-based companies, including First Hop.

CUSTOMER CONCENTRATION

        To date, a significant portion of our revenues in any particular period has been attributable to a limited number of customers. In the three months ended March 31, 2006, 72% of our revenue was derived from three customers. Most of our revenue from these customers and our other customers depends on their continued use of our products. If our customers discontinue or materially reduce their use of our products, or obtain one or more additional suppliers of competing software and services, our revenues will decline.

        We believe that we may continue to rely upon a limited number of customers for a significant portion of our revenues in the foreseeable future, and any failure by us to capture or retain a significant share of these customers could materially harm our business.

        Also, if our customer base consolidates, we will have increased dependence on a few customers who may be able to exert increased pressure on our prices and contractual terms in general.

INTERNATIONAL MARKETS

        We expect that sales in international markets will be a major factor in our revenue, particularly since the use of wireless networks and wireless devices have generally proceeded more rapidly outside North America. Risks inherent in conducting business internationally include:

  •
  reliance on local distribution partners;

  •
  fluctuations in currency exchange rates;

  •
  unexpected changes in regulatory requirements applicable to our business;

  •
  customer concentration;

  •
  the pace of adoption of our technology;

  •
  export restrictions on encryption and other technologies;

  •
  difficulties in collecting accounts receivable resulting in longer collection periods;

  •
  lower pricing of license and professional services fees; and

  •
  differences in foreign laws and regulations, including foreign tax, intellectual property, labour and contract law.

Any of these factors could harm our international operations and, consequently, our operating results and growth.

LIQUIDITY

        The accompanying consolidated financial statements have been prepared assuming that we will continue as a going concern. We have suffered recurring losses from operations and negative cash flows. Our ability to continue as a going concern is dependent on our ability to successfully execute our business plan. We cannot provide assurance that we will be able to execute our business plan or assure that efforts to raise additional financing, if required, would be successful. Our financial statements do not include adjustments or disclosures that may result from our inability to continue as a going concern. If the going concern assumption was not appropriate for our financial statements, then adjustments would be necessary in the carrying values of assets, the reported net losses and the balance sheet classification used.

        The principal amount of the convertible notes plus interest due at maturity is payable to Austin Ventures at the maturity date in the second quarter of 2007, but if an event of default occurs, the convertible notes payable to related parties may become due prior to the maturity date. Additionally, Austin Ventures has the option to convert the debt to shares at the applicable conversion price at any time prior to the maturity date. If Austin Ventures does not convert the debt to shares prior to or at maturity, we will be required to pay the principal of $8.0 million plus interest due at maturity of approximately $1.4 million in the second quarter of 2007. These amounts are payable in cash or shares at a conversion price of $3.07 at the option of Austin Ventures. If Austin Ventures demands cash, we may not have sufficient funds to meet that demand and we may have to raise additional capital. We cannot predict the terms under which capital may be available to us at that time, if at all. See note 3 to the consolidated financial statements for the three months ended March 31, 2006 for further details.

INVESTMENTS IN OTHER COMPANIES AND NEW TECHNOLOGIES

        We intend to limit equity investments in other companies and the purchase of new technologies during the next few fiscal quarters, and possibly longer. As a result, we may not take advantage of investment opportunities that could provide us significant financial benefits, or that could provide us with the opportunity to build relationships with other companies in our industry and target markets.

RECEIVABLES

        A significant portion of our receivables is derived from customers in foreign countries. Due to varying economic conditions and business practices in these countries, our collections cycle from these customers may be longer than with our North American customers. In the event of adverse economic conditions, there will be a greater risk that our customers will have difficulties in paying us in accordance with the terms of their contracts, and our risk of bad debt may increase substantially.

EMPLOYEES

        Our ability to execute our business successfully depends in large part upon our ability to have a sufficient number of qualified employees to achieve our goals. There are only a limited number of persons with the requisite skills to serve in many key management and non-management positions, and it is difficult to retain and hire these persons. If we are unable to do so, our business could be negatively affected. The morale of our current employees may have been adversely affected by previous workforce reductions and current uncertainties regarding our business, impacting performance. Our ability to attract potential new employees in the future may suffer if our reputation suffers as a result of these or other issues.

GROSS MARGINS

        We believe that certain factors in the current market may contribute to the risk that our gross margins will decrease in future fiscal quarters. We may have to lower our prices in order to accommodate our customers. In addition, many of our customers may be reluctant to make a commitment to pay large upfront license fees or to guarantee purchases of a minimum number of licenses or licensed capacity, which could also cause our revenues to decrease. Some mobile network operators are also unwilling to pay for installations and customizations to our products, which could negatively impact our operating results.

INTELLECTUAL PROPERTY

        Although we are not currently aware of any claims asserted by third parties that our products infringe their intellectual property rights, in the future, third parties may assert claims of this kind. We cannot predict whether third parties will assert these types of claims against us or against the licensors of technology licensed to us, or whether those claims will harm our business. If we are forced to defend against these types of claims, whether they are with or without any merit or whether they are resolved in favor of or against us, or our licensors, we may face costly litigation and diversion of management's attention and resources. As a result of these disputes, we may have to develop costly non-infringing technology, or enter into licensing agreements. These agreements, if necessary, may not be available on acceptable terms, or at all, which could prevent us from selling our products, increase our expenses or make our products less attractive to customers.

LITIGATION

        The Company and certain of its former officers and directors were named as defendants in a series of purported class actions relating to our initial public offering. A proposed settlement has been reached, however, there is no assurance that such settlement will be finalized in its present form, if at all. If the proposed settlement is not consummated, we intend to continue to vigorously defend ourselves against these claims. However, due to the inherent uncertainties of litigation we cannot accurately predict the ultimate outcome of the IPO Allocation Litigation. No amount is accrued at March 31, 2006, as a loss is not considered probable and estimable. Litigation may be time consuming, expensive, and distracting from the conduct of our business, and the outcome of litigation may be difficult to predict. The adverse resolution of any of these proceedings could have a material adverse effect on our business, results of operations, and financial condition.

LISTING REQUIREMENTS

        On March 8, 2006, we received a Nasdaq Staff Deficiency Letter indicating that we are not in compliance with the Nasdaq's Marketplace Rule 4310(c)(2)(B), which requires a listed company to have a minimum of $2,500,000 in stockholders' equity, or $35,000,000 market value of listed securities, or $500,000 of net income from continuing operations for the most recently completed fiscal year, or two of the three most recently completed fiscal years. On April 3, 2006 we received a Nasdaq Staff Determination indicating that Nasdaq had denied our request for an extension to allow us to retain our listing while Austin Ventures and we work to complete a privatization transaction. We have appealed the ruling and a hearing to consider our appeal was held on May 11, 2006. We expect the Nasdaq panel to issue a decision within thirty days of that hearing.

        If our common shares are not listed on the Nasdaq Capital Market, trading of our common shares could be conducted in the U.S. on the over-the-counter market on an electronic bulletin board established for unlisted securities, or directly through market makers in our common shares. If our common shares trade in the U.S. over-the-counter market, an investor may find it more difficult to dispose of, or to obtain accurate quotations for the price of, the common shares. A delisting from the Nasdaq Capital Market and failure to obtain listing on such other market or exchange would subject our securities to the so-called U.S. "penny stock rules," which impose additional sales practice and market-making requirements on broker-dealers who sell or make a market in such securities. In addition, when the market price of our common shares is less than $5.00 per share, as is the case as of the date of this filing, we are subject to the U.S. penny stock rules even if our common shares are still listed on the Nasdaq Capital Market.

        The TSX has its own listing requirements, with which we currently comply.

SHAREHOLDER CONCENTRATION

        Our significant shareholders and members of our management team, including Austin Ventures, which is affiliated with a member of our Board of Directors, beneficially owned approximately 41% of our common shares as of March 31, 2006. This figure includes the additional common shares Austin Ventures would receive were it to convert all of the notes that it owns and the interest payable on those notes (see note 3 to our consolidated financial statements). Accordingly, these shareholders may, if they act together, exercise significant influence over all matters requiring shareholder approval, including the election of a majority of the directors and the determination of significant corporate actions. This concentration could also have the effect of delaying or preventing a change in control that could be otherwise beneficial to our shareholders. Furthermore, in the event that Austin Ventures were to convert all or part of the notes as it is entitled to do, such conversion would have a dilutive effect on the ownership interests of other shareholders, which would be reflected in certain of our performance metrics including earnings per share, and which may also negatively impact the market value of our securities.

AUSTIN VENTURES PROPOSED TRANSACTION

        On April 6, 2006 we announced that we had entered into a definitive arrangement agreement with Austin Ventures VIII, L.P. and an affiliated entity, 724 Holdings, Inc., by which 724 Holdings, Inc. would acquire all the outstanding common shares of 724 Solutions not owned by Austin Ventures or its related persons for cash consideration of $3.34 per common share. The transaction is to be carried out by way of a court-approved plan of arrangement. Under the arrangement, holders of options having an exercise price less than $3.34 would receive a cash payment in an amount per share equal to the difference between $3.34 and the exercise price, and all outstanding options will be cancelled.

        If the transaction does not proceed, or proceeds on less favorable terms than as proposed, we may not have alternative transactions available to us or our shareholders that are as beneficial as the transaction that has been proposed. In pursuing this transaction, we will have also expended significant management attention and resources, which may be of little or no value if the agreement is not closed.

IMPACT OF ANY FAILURE TO COMPLETE THE ARRANGEMENT

        There are a number of material risks to which we are subject relating to the proposed plan of arrangement with Austin Ventures not being completed, including the following:

  •
  the price of our common shares may decline to the extent that the current market price reflects a market assumption that the arrangement will be completed;

  •
  we must pay certain costs related to the arrangement, including legal and financial advisor fees, even if the arrangement is not completed. In addition, if the arrangement is not completed, we are not entitled to any reimbursement for any expense incurred in connection with the arrangement from 724 Holdings, Inc. and may be required to reimburse 724 Holdings, Inc. for its reasonable expenses. These expenses are significant and could adversely affect our financial condition; and

  •
  if the arrangement is terminated and the board of directors decides to seek another going private transaction or a merger or business combination, there can be no assurance that it will be able to find a partner willing to pay an equivalent or more attractive price than the price to be paid by 724 Holdings, Inc. under the arrangement. Prior to and during the negotiation of the arrangement with Austin Ventures, our special committee and its financial advisor were unable to identify a superior proposal despite significant efforts. In addition, if the arrangement is terminated by the board of directors in conjunction with supporting a "Superior Proposal", we are required to pay 724 Holdings, Inc. a termination payment and reimburse 724 Holdings, Inc. for its reasonable expenses.

In addition, our customers and partners, in response to an announcement of the arrangement not being completed, might delay or defer decisions concerning us. Any delay or deferral in those decisions by customers and partners could have a material adverse effect on our business and operations regardless of whether the arrangement is ultimately completed, due to perceived uncertainties over our continued commitment to provide products and enhancements or support services. Similarly, our current and prospective employees may experience uncertainty about their future roles with us until Austin Ventures' strategies with respect to us are announced and executed. This may adversely affect our ability to attract and retain key management, sales, marketing and technical personnel.

TERMINATION PAYMENT AND EXPENSE REIMBURSEMENT OBLIGATIONS TO 724 HOLDINGS

        In the arrangement agreement, we have agreed to pay 724 Holdings a termination payment and to reimburse 724 Holdings for its reasonable expenses in the event the arrangement agreement is terminated in certain circumstances. The payment of the termination payment and expense reimbursement could have an adverse effect on our financial condition.

Item 2.    Unregistered Sales of Equity Securities and Use of Proceeds.

        In January 2006, the Company issued 35,259 common shares with a market value of $127,000 to Austin Ventures in settlement of interest due of $108,000 on the Company's secured convertible notes. See note 3 to the Company's unaudited financial statements for additional information.

        The shares were issued in a transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, to the Company's largest shareholder.

Item 3.    Defaults upon Senior Securities.

        None.

Item 4.    Submission of Matters to a Vote of Security Holders.

        Not applicable.

Item 5.    Other Information.

        The Company has filed a Management Information Circular and Proxy Statement and other relevant documents in preliminary form with the U.S. Securities and Exchange Commission (the "SEC") and with the Canadian Securities Administrators regarding its arrangement agreement with Austin Ventures VIII, L.P. and an affiliated entity, 724 Holdings, Inc., by which 724 Holdings, Inc. would acquire all the outstanding common shares of 724 Solutions not owned by Austin Ventures or its related persons. These documents contain, and when amended and filed in definitive form will contain, important information about the transaction, and 724 Solutions urges you to read these documents. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov) and you may obtain copies of all documents filed with the Canadian Securities Administrators regarding this transaction, free of charge, at www.sedar.com.

        The Company and certain of its affiliates may be deemed to be participants in the solicitation of proxies in connection with the proposed arrangement. A description of the interests of certain of the Company's directors and executive officers in the Company is set forth in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2005. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed arrangement, and a description of their direct and indirect interests in the proposed arrangement, as well as the interests of the Company's executive officers and directors, are set forth in the Management Information Circular and Proxy Statement.

Item 6.    Exhibits.

        The following exhibits are filed with this Report:

No.	Description
31.1	Rule 13a-14(a)/15d-14(a) Certification of the Chief Executive Officer.
31.2	Rule 13a-14(a)/15d-14(a) Certification of the Chief Financial Officer.
32.1	Section 1350 Certification of the Chief Executive Officer.
32.2	Section 1350 Certification of the Chief Financial Officer.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signatures	Titles	Date

/s/ JOHN J. SIMS John J. Sims	Chief Executive Officer (principal executive officer)	May 15, 2006
/s/ STEPHEN MORRISON Stephen Morrison	Chief Financial Officer (principal financial and accounting officer)	May 15, 2006

Exhibit 31.1

CERTIFICATION

        I, John J. Sims, Chief Executive Officer, certify that:

1.
I have reviewed this quarterly report on Form 10-Q of 724 Solutions Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)
disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)
any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

  Date: May 15, 2006

By:	/s/ JOHN J. SIMS John J. Sims Chief Executive Officer

Exhibit 31.2

CERTIFICATION

        I, Stephen Morrison, Chief Financial Officer, certify that:

1.
I have reviewed this quarterly report on Form 10-Q of 724 Solutions Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.
Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.
The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)
designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

(b)
evaluated the effectiveness of the registrant's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)
disclosed in this report any change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter (the registrant's fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

5.
The registrant's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

(a)
all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

(b)
any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.

Date: May 15, 2006
	By:	/s/ STEPHEN MORRISON Stephen Morrison Chief Financial Officer and Senior Vice President, Corporate Services

Exhibit 32.1

CERTIFICATION

        In connection with the periodic report of 724 Solutions Inc. (the "Company") on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, John J. Sims, Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

        This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date: May 15, 2006
	By:	/s/ JOHN J. SIMS John J. Sims Chief Executive Officer

Exhibit 32.2

CERTIFICATION

        In connection with the periodic report of 724 Solutions (the "Company") on Form 10-Q for the period ended March 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), I, Stephen Morrison, Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

        This Certification has not been, and shall not be deemed, "filed" with the Securities and Exchange Commission.

Date: May 15, 2006
	By:	/s/ STEPHEN MORRISON Stephen Morrison Chief Financial Officer and Senior Vice President, Corporate Services

Please direct all inquiries concerning the Circular
or the forms of Proxy to:

Georgeson Shareholder Communications Canada Inc.

100 University Avenue
11th Floor, South Tower
Toronto, Ontario M5J 2Y1

North American Toll Free Number:

1-866-606-0404

Please direct all Letter of Transmittal inquiries to:

         Computershare Investor Services Inc.

By Mail
P.O. Box 7021
31 Adelaide St. E.
Toronto, Ontario M5C 3H2
Attention: Corporate Actions
 By Registered Mail, Hand or by Courier
100 University Avenue
9th Floor
Toronto, Ontario M5J 2Y1
Attention: Corporate Actions

Toll Free: 1-800-564-6253
Collect: 1-514-982-7555
E-Mail: corporateactions@computershare.com

If you are a holder of in-the-money options,
please direct all inquiries to Stephen Morrison,
our Chief Financial Officer and Senior Vice-President, Corporate Services at:
724 Solutions Inc.
1221 State Street, Suite 200
Santa Barbara, California
USA 93101
1-805-884-8308

PRELIMINARY COPY

LETTER OF TRANSMITTAL
WITH RESPECT TO THE COMMON SHARES OF
THE CORPORATION

        The Depositary (see back cover page for address and telephone numbers) or your broker or other financial advisor will be able to assist you in completing this Letter of Transmittal. Shareholders whose Common Shares are held in the name of an investment dealer, stockbroker, bank, trust company or other nominee should contact such nominee for assistance in depositing those Common Shares.

        This Letter of Transmittal is for use by holders ("shareholders") of common shares (the "Common Shares") of 724 Solutions Inc. (the "Corporation") in connection with the proposed arrangement (the "Arrangement") involving the Corporation, its securityholders and 724 Holdings, Inc. ("Holdings"), that is being submitted for approval at the annual and special meeting of securityholders to be held on                        , 2006 (the "Meeting"). Shareholders are referred to the Notice of Annual and Special Meeting of securityholders and the Management Information Circular and Proxy Statement dated            , 2006 that accompanies this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal that are defined in the Management Information Circular and Proxy Statement have the meaning set out in the Management Information Circular and Proxy Statement.

COMPUTERSHARE INVESTOR SERVICES INC. (THE "DEPOSITARY")
(SEE BELOW FOR ADDRESS AND TELEPHONE NUMBER)
OR YOUR BROKER OR OTHER FINANCIAL ADVISOR WILL
BE ABLE TO ASSIST YOU IN COMPLETING THIS LETTER OF TRANSMITTAL

        This Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany all certificates for Common Shares deposited for purchase pursuant to the Arrangement.

        The Effective Date of the Arrangement is expected to occur on or about                        , 2006. On the Effective Date, shareholders (other than Austin Ventures, Holdings, John J. Sims and Dissenting Shareholders) will be entitled to receive in exchange for each Common Share US$3.34 in cash.

        In order for shareholders to receive the cash for their Common Shares, shareholders are required to deposit the certificates representing the Common Shares held by them with the Depositary.

        Please read carefully the Management Information Circular and Proxy Statement and the instructions set out below before completing this Letter of Transmittal.

TO:	THE CORPORATION
AND TO:	724 HOLDINGS, INC.
AND TO:	THE DEPOSITARY, at its office set out below.

        In connection with the Arrangement being considered for approval at the Meeting, the undersigned hereby surrenders to you the enclosed certificate(s) for Common Shares, details of which are as follows: (Please print or type.)

Certificate Number(s)	Name in which Registered	Number of Common Shares

        The undersigned hereby transmits herewith the certificate(s) described above for cancellation upon the Arrangement becoming effective.

Any question and requests for assistance may be directed by
shareholders to the Depositary at the telephone number
and locations set out on the back cover.

        NOTE: If the space provided above is insufficient, details may be listed on a separate schedule to this Letter of Transmittal.

        It is understood that, upon receipt of this Letter of Transmittal and of the certificate(s) representing the Common Shares deposited herewith and following the Effective Date of the Arrangement, the Depositary will send to the undersigned the cash payment for the Common Shares or hold such cheque for pick-up in accordance with the instructions set out below.

        The undersigned holder of Common Shares represents and warrants that (i) the undersigned is the owner of the Common Shares being deposited, (ii) such shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims, (iii) the undersigned has full power and authority to execute and deliver this Letter of Transmittal and to deposit, sell, assign, transfer and deliver the Common Shares, (iv) the Common Shares being deposited by the undersigned have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any such Common Shares to any other person, (v) the surrender of the undersigned's Common Shares complies with applicable laws, and (vi) unless the undersigned shall have revoked this Letter of Transmittal by notice in writing given to the Depositary by no later than 5:00 p.m. (Pacific Daylight Time) on the last Business Day preceding the Meeting date, the undersigned will not, prior to such time, transfer or permit to be transferred any of such deposited Common Shares. These representations and warranties shall survive the completion of the Arrangement.

        The undersigned revokes any and all authority, other than as granted in this Letter of Transmittal, whether as agent, attorney-in-fact, proxy or otherwise, previously conferred or agreed to be conferred to the undersigned at any time with respect to the Common Shares being deposited and no subsequent authority, whether as agent, attorney-in-fact, proxy or otherwise will be granted with respect to the deposited Common Shares.

        Each authority conferred or agreed to be conferred by the undersigned in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

        The undersigned instructs the Depositary to mail the cheque representing payment for the Common Shares promptly after the Effective Date, by first-class insured mail, postage prepaid, to the undersigned, or to hold such cheque for pick-up, in accordance with the instructions given below.

        By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Arrangement as entered into through this Letter of Transmittal, as well as any documents related thereto, be drawn exclusively in the English language. En raison de l'utilisation d'une version anglaise de la présente lettre d'envoi, le soussigné, ce dernier et les destinataires sont réputés avoir demandé que tout contrat attesté par l'arrangement, telle qu'il est accepté au moyen de cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en anglais.

        If the Arrangement is not completed or proceeded with, the enclosed certificate(s) and all other ancillary documents will be returned forthwith to the undersigned at the address set out below in Box C or, failing such address to be specified, to the undersigned at the last address of the undersigned as it appears on the securities register of the Corporation.

2

BOX A
PAYMENT AND DELIVERY INSTRUCTIONS
☐
ISSUE A CHEQUE in the name of the undersigned and
SEND THE CHEQUE to the address of the undersigned as it appears on the Corporation's register of shareholders or to the following address:
(please print or type)
(Name)

(Street Address and Number)
(City and Province or State)
(Country and Postal (or Zip) Code)
(Telephone — Business Hours)
(Tax Identification, Social Insurance or Social Security Number)

BOX B
PICK-UP INSTRUCTIONS
☐
HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY, COMPUTERSHARE INVESTOR SERVICES INC.

BOX C — DELIVERY INSTRUCTIONS (in the event that the Arrangement is not completed)
(See Instruction 8)
☐ Mail Certificate(s) to (please fill in address for mailing):

☐ Hold Certificate(s) for pick-up at the office of the Depositary listed below.

3

Signature guaranteed by (if required under Instruction 3):	Date: , 2006
Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative — See Instruction 4
Name of Guarantor (please print or type)	Name of Shareholder (please print or type)
Address of Guarantor (please print or type)	Taxpayer Identification Number, Social Security Number or Employer Identification Number of Shareholder (please print or type)
Name and title of Authorized Representative, if applicable (please or type)
Daytime telephone number of Shareholder or Authorized Representative
Daytime facsimile number of Shareholder or Authorized Representative

BOX D
Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.
☐ The owner signing above represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.
☐ The owner signing above is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A U.S. Shareholder is any Shareholder that is (A) providing an address in Box "A" that is located within the United States or any territory or possession thereof, (B) transmitting this Letter of Transmittal from within the United States or any territory or possession thereof (e.g., mailing it to the Depositary in an envelope stamped with a U.S. postmark), or (C) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Substitute Form W-9 included below or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions. If you require a Form W-8, please contact the Depositary.

4

SUBSTITUTE FORM W-9
TO BE COMPLETED BY U.S. SHAREHOLDERS ONLY

SUBSTITUTE FORM W-9

Part 1 — Please provide your name and address in the box at right.

	Taxpayer Identification Number "TIN" — ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your Social Security Number). If you do not have a TIN, see "Obtaining a Number" in the Guidelines included in this form). CERTIFY BY SIGNING AND DATING BELOW.	Name: Address: TIN (If awaiting TIN, write "Applied For"):
Note: If the account is in more than one name, see the chart in the enclosed Guidelines to determine which number to give the payer.

Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification	Part 2 — For payees exempt from backup withholding, please write "exempt" here (see Instructions):

 Part 3 — Certification — Under penalties of perjury, I certify that:

(1)   The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me) and

(2)   I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)   I am a U.S. person (including a U.S. resident alien).

 Certification Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The IRS does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

Signature of U.S. Person
Date                                                                                                                             , 2006

Note: Failure to furnish your correct TIN may result in a $50 penalty imposed by the Internal Revenue Service and in backup withholding of 28% of the gross amount of consideration paid to you pursuant to the Arrangement. For additional details, please review the enclosed "Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9" that follow the Instructions accompanying this letter of Transmittal.

You must complete the following certificate if you wrote "Applied For" in Part 1 of Substitute Form W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN prior to payment, 28% of the gross proceeds of such payment made to me will be withheld.
Signature:	Date: , 2006

5

INSTRUCTIONS

1.     Use of the Letter of Transmittal

  (a)
  It is recommended that this Letter of Transmittal (or manually signed facsimile thereof) together with accompanying certificate(s) representing Common Shares be received by the Depositary at the office specified on the back cover before 5:00 p.m. (Pacific Daylight Time) on                        , 2006.

  (b)
  The method used to deliver this Letter of Transmittal and any accompanying certificates representing Common Shares is at the option and risk of the holder surrendering them, and delivery will be deemed effective only when such documents are actually received. The Corporation recommends that the necessary documentation be hand delivered to the Depositary at the address specified on the back cover, and that a receipt be obtained. Shareholders whose Common Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in depositing those Common Shares.

2.     Signatures

        This Letter of Transmittal must be filled in, dated and signed by the holder of the Common Shares or by such holder's duly authorized representative (in accordance with Instruction 4).

  (a)
  If this Letter of Transmittal is signed by the registered owner(s) of the accompanying certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and the certificate(s) need not be endorsed. If such transmitted certificate(s) are owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

  (b)
  If this Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying certificate(s), or if a cheque is to be issued to a person other than the registered owners:

  (i)
  such deposited certificate(s) must be endorsed or be accompanied by an appropriate share transfer power of attorney properly completed by the registered owner(s); and

  (ii)
  the signature(s) on such endorsement or power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the certificate(s) and must be guaranteed as noted in Instruction 3.

3.     Guarantee of Signatures

        If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Common Shares or if the payment is to be sent to a person other than the registered owner(s) of the Common Shares, such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

        An "Eligible Institution" means a Canadian Schedule 1 chartered bank, a major trust company in Canada, a member of the Securities Transfer Agent Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP).

4.     Fiduciaries, Representatives and Authorizations

        Where this Letter of Transmittal is executed by a person as an executor, administrator, trustee or guardian, or on behalf of a corporation, partnership or association or is executed by any other person acting in a representative capacity, such person should so indicate when signing and, this Letter of Transmittal must be accompanied by satisfactory evidence of authority to act. Any of the Corporation, Holdings or the Depositary, at their discretion, may require additional evidence of authority or additional documentation.

6

5.     Payment and Delivery Instructions

        In all cases, either Box "A" or Box "B" should be completed and "Box C" entitled "Delivery Instructions" should be completed. If those boxes are not completed, the cheque for the Common Shares or the certificate(s) in respect of the Common Shares (if the Arrangement is not completed) will be mailed to the depositing Shareholder at the address of the Shareholder as it appears on the securities register of the Corporation.

6.     Miscellaneous

  (a)
  If the space on this Letter of Transmittal is insufficient to list all certificates for Common Shares, additional certificate numbers and numbers of shares may be included on a separate signed list affixed to this Letter of Transmittal.

  (b)
  If Common Shares are registered in different forms (e.g. "John Doe" and "J. Doe"), a separate Letter of Transmittal should be signed for each different registration.

  (c)
  No alternative, conditional or contingent deposits of Common Shares will be accepted.

  (d)
  Additional copies of this Letter of Transmittal may be obtained from the Depositary at the office listed on the back cover.

  (e)
  It is strongly recommended that prior to completing this Letter of Transmittal, the undersigned read the accompanying Management Information Circular and Proxy Statement.

  (f)
  the Corporation and Holdings reserve the right, if they so elect, in their absolute discretion, to instruct the Depositary to waive any defect or irregularity contained in any Letter of Transmittal received by them.

  (g)
  This Letter of Transmittal will be construed in accordance with and governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein except that the Substitute Form W-9 will be construed in accordance with and governed by the federal income tax laws of the United States.

7.     Lost Certificate

        If a Common Share certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary and/or the registrar and transfer agent for the Common Shares will respond with the replacement requirements.

8.     Return of Certificates

        If the Arrangement does not proceed for any reason, any certificate(s) for Common Shares received by the Depositary will be returned to you forthwith.

9.     U.S. Shareholders and Substitute Form W-9

        United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Common Shares provide the Depositary with his correct Taxpayer Identification Number ("TIN"). In the case of a holder of Common Shares who is an individual, the TIN is generally the individual's Social Security Number. In the case of a holder of Common Shares who is an entity, the TIN is generally the entity's Employer Identification Number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, as the case may be, such holder may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service.

        To prevent backup withholding, each U.S. Shareholder must provide his correct TIN by completing the Substitute Form W-9 set out in this document, which requires such holder to certify under penalty of perjury: (1) that the TIN provided is correct (or that such holder is awaiting a TIN); (2) that (i) the holder is exempt from

7

backup withholding; (ii) the holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the Internal Revenue Service has notified the holder that he is no longer subject to backup withholding; and (3) that the holder is a U.S. person (including a U.S. resident alien).

        Exempt holders (including, among others, all corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt holder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form, and sign and date the form. See the "Guidelines for Certificate of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines") that follow these instructions.

        If Common Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

        If a U.S. Shareholder does not have a TIN, such holder should: (i) consult the W-9 Guidelines for instructions on applying for a TIN; (ii) write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9; and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this document. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such holder prior to the time a properly certified TIN is provided to the Depositary.

        If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such holder is not a U.S. person for United States federal income tax purposes, such holder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status signed under penalties of perjury. An appropriate IRS Form W-8 (W-8BEN, W-8EXP or other form) may be obtained from the Depositary.

        A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8 MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE ARRANGEMENT. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, AMOUNTS WITHHELD GENERALLY MAY BE ALLOWED AS A CREDIT AGAINST A SHAREHOLDER'S U.S. FEDERAL INCOME TAX LIABILITY. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY FILING A TAX RETURN WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.

8

FOR U.S. SHAREHOLDERS ONLY
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) To Give the Payer — The taxpayer identification number of an individual is the individual's Social Security Number. Social Security Numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification Number. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For This Type of Account:		Give the name and SOCIAL SECURITY NUMBER of:

1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined fund, the first individual on the account(1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.a.	The usual revocable savings trust account (grantor is also trustee)	The grantor trustee(1)

b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

5.	Sole proprietorship or single-owner limited liability company ("LLC")	The owner(3)

For This Type of Account:		Give the name and EMPLOYER IDENTIFICATION NUMBER of:

6.	Sole proprietorship or single-owner LLC	The owner(3)

7.	A valid trust, estate, or pension trust	The legal entity(4)

8.	Corporate or LLC electing corporate status on Form 8832	The corporation

9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10.	Partnership or multi-member LLC	The partnership

11.	A broker or registered nominee	The broker or nominee

12.	Account with the Department of Agriculture in the name of public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's Social Security Number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name on the second name line. You may use either your Social Security Number or your Employer Identification Number (if you have one). If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designed in the account title).

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

        If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file United States tax returns). You may obtain

9

Form SS-5 from your local Social Security Administration office, by calling 1-800-772-1213 or by visiting www.socialsecurity.gov/online/ss-5.pdf. You may obtain Forms SS-4 and W-7 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or by visiting www.irs.gov.

        To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part I, sign and date the Form, and give it to the requester. You will be subject to backup withholding on all payments until you provide your taxpayer identification number to the requester. Note: Writing "Applied For" means that you have already applied for a taxpayer identification number or that you intend to apply for one soon.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

        The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for item (9). For broker transactions, payees described in (1) through (13) and a person registered under the Investment Advisors Act of 1940 who regularly acts as a broker are exempt. For barter exchange transactions and patronage dividends, payees described in items (1) through (5) are exempt from backup withholding. For payments subject to reporting under sections 6041 and 6041A, payees described in items (1) through (7) are generally exempt, except that the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, and payments for services paid by a federal executive agency.

  (1)
  An organization exempt from tax under Section 501(a), an individual retirement account plan ("IRA"), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  (2)
  The United States or any of its agencies or instrumentalities.

  (3)
  A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

  (4)
  A foreign government and any of its political subsidivisions, agencies or instrumentalities.

  (5)
  An international organization or any of its agencies or instrumentalities.

  (6)
  A corporation.

  (7)
  A foreign central bank of issue.

  (8)
  A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  (9)
  A futures commission merchant registered with the Commodity Futures Trading Commission.

  (10)
  A real estate investment trust.

  (11)
  An entity registered at all times during the tax year under the Investment Company Act of 1940.

  (12)
  A common trust fund operated by a bank under Section 584(a).

  (13)
  A financial institution.

  (14)
  A middleman known in the investment community as a nominee or custodian.

  (15)
  A trust exempt from tax under Section 664 or described in Section 4947.

10

PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

        Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under those sections. The following payments are generally exempt from backup withholding:

Certain Dividends and Patronage Dividends

  (i)
  Payments to non-resident aliens subject to withholding under Section 1441.

  (ii)
  Payments to partnerships not engaged in a trade or business in the United States and that have at least one non-resident alien partner.

  (iii)
  Payments of patronage dividends not paid in money.

  (iv)
  Payments made by certain foreign organizations.

  (v)
  Section 404(k) payments made by an ESOP.

Certain Interest Payments

  (i)
  Payments of interest on obligations issued by individuals. Note: However, payments of $600 or more of interest made in the course of the payer's trade or business may be subject to withholding if you have not provided your correct taxpayer identification number to the payer.

  (ii)
  Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  (iii)
  Payments described in Section 6049(b)(5) to non-resident aliens.

  (iv)
  Payments on tax-free covenant bonds under Section 1451.

  (v)
  Payments made by certain foreign organizations.

  (vi)
  Mortgage or student loan interest paid to the payer.

Exempt payees described above must file a Substitute Form W-9 included in this Letter of Transmittal to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

        PRIVACY ACT NOTICE — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your taxpayer information number whether or not you are required to file a tax return. Payers must generally withhold 28% (or such other rate specified in the Interal Revenue Code) of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1)
Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

For additional information consult your tax consultant or the IRS.

11

Any questions or requests for assistance or additional copies of this Letter of Transmittal may be directed to the Depositary at the telephone numbers and address set forth below.

Computershare Investor Services Inc.

By Mail

P.O. Box 7021
31 Adelaide St. E.
Toronto, Ontario M5C 3H2
Attention: Corporate Actions

By Registered Mail, Hand or by Courier

100 University Avenue
9th Floor
Toronto, Ontario M5J 2Y1
Attention: Corporate Actions

Toll Free: 1-800-564-6253
Collect: 1-514-982-7555
E-Mail: corporateactions@computershare.com

Any questions or requests for assistance or additional copies of the Management Information Circular and Proxy Statement, and the form of proxy may be directed to the Proxy Solicitation Agent at the telephone number and address set forth below.

Georgeson Shareholder Communications Canada Inc.

100 University Avenue
11th Floor, South Tower
Toronto, Ontario M5J 2Y1

North American Toll Free Number:

1-866-606-0404

PRELIMINARY COPY

9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class

Holder Account Number

  Form of Proxy for Holders of Common Shares — Annual and Special Meeting to be held on                , 2006

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.
Every holder has the right to appoint some other person of their choice, who need not be a holder, to attend and act on their behalf at the meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.
This proxy should be signed in the exact manner as the name appears on the proxy.

4.
If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.
The securities represented by this proxy will be voted as directed by the holder, however, if you appoint the Management representatives as your proxy and such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management unless you abstain in which case your vote will not be counted for or against the applicable matter.

6.
The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.

7.
This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Annual and Special Meeting or other matters that may properly come before the Meeting.

8.
Section 185 of the OBCA as modified by the Interim Order and the Plan of Arrangement entitles registered shareholders to dissent from the Arrangement Resolution. A shareholder may only exercise the right to dissent from the Arrangement Resolution in respect of shares which are registered in that shareholder's name. Shareholders, including non-registered shareholders, who wish to dissent should carefully review the section entitled "Dissent Rights of Shareholders" in, and Appendix G to, the Management Information Circular and Proxy Statement which accompanies this proxy. The failure to comply strictly with the provisions of the OBCA as modified by the Interim Order and the Plan of Arrangement may result in the loss or unavailability of the right to dissent.

9.
Section 190 of the CBCA entitles registered shareholders to dissent from the Continuance Resolution. A shareholder may only exercise the right to dissent from the Continuance Resolution in respect of shares which are registered in that shareholder's name. Shareholders, including non-registered shareholders, who wish to dissent should carefully review the section entitled "Dissent Rights of Shareholders" in, and Appendix G to, the Management Information Circular and Proxy Statement which accompanies this proxy. The failure to comply strictly with the provisions of the CBCA may result in the loss or unavailability of the right to dissent.

10.
If you acquired common shares after the record date you may use this form of proxy, but Management is not soliciting your proxy.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

Voting by mail may be the only method for securities held in the name of a corporation or holdings being voted on behalf of another individual.
Voting by mail or by internet, are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined below to vote this proxy. Please have this proxy in hand when you call.
To Receive Documents Electronically — You can enroll to receive future securityholder communications electronically after you vote using the Internet. If you don't vote online, you can still enroll for this service. Follow the instructions below.

• Call the toll free number listed BELOW from a touch tone telephone. There is NO CHARGE for this call.
• Proxy Instructions must be received by 5:00 p.m. (Pacific Daylight Time),                        , 2006.
1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.computershare.com/proxy • Proxy Instructions must be received by 5:00 p.m. (Pacific Daylight Time), , 2006.	• You can enroll to receive future securityholder communications electronically, after you vote using the Internet. If you don't vote online, you can still enroll by visiting www.computershare.com/proxy — click "Investors" and then "Electronic Shareholder Communications".

To vote by telephone or the Internet, you will need to provide your HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	HOLDER ACCOUNT NUMBER	ACCESS NUMBER

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Proxies submitted must be received by 5:00 p.m. (Pacific Daylight Time), on                        , 2006.

Appointment of Proxyholder

I/We being holder(s) of 724 Solutions Inc. common shares hereby appoint: J. Ian Giffen, or failing him James D. Dixon or failing him Barry J. Reiter	OR	Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to vote all common shares of 724 Solutions Inc. (the "Corporation") represented by this proxy in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting (the "Meeting") of securityholders of the Corporation to be held at the Fess Parker's Double Tree Resort at 633 East Cabrillo Boulevard, Santa Barbara, California on                        , 2006 at 9:00 am, Pacific Daylight Time, and at any continuation of the Meeting following any adjournment thereof.

Resolutions    Management recommends a vote FOR the following resolutions. Please read the resolutions in full in the accompanying Management Information Circular and Proxy Statement.

If you would like to vote FOR each of the following resolutions check this box.	➢	☐
			For	Against	Abstain
1.	A special resolution (the "Arrangement Resolution") approving the arrangement of the Corporation under Section 182 of the OBCA, the full text of which is attached as Appendix A to the Management Information Circular and Proxy Statement.	➢	☐	☐	☐
2.
	A special resolution (the "Continuance Resolution") approving the continuance of the Corporation from the CBCA jurisdiction to OBCA jurisdiction, the full text of which is attached as Appendix B to the Management Information Circular and Proxy Statement.	➢	☐	☐	☐
3.	Election of Directors
		For	Withhold			For	Withhold
01. John J. Sims	➢	☐	☐	04. Joseph C. Aragona	➢	☐	☐
02. James D. Dixon	➢	☐	☐	05. J. Ian Giffen	➢	☐	☐
03. Barry J. Reiter	➢	☐	☐	06. Benjamin L. Scott	➢	☐	☐
4. Appointment of Auditors		For	Against	Abstain
The resolution to appoint KPMG LLP, Chartered Accountants, as independent Auditors for fiscal 2006	➢	☐	☐	☐
		For	Against	Abstain
5. A resolution to approve any adjournment of the Meeting, if necessary, to solicit additional proxies in favour of the Arrangement Resolution, the Continuance Resolution, or otherwise, to complete the arrangement.	➢	☐	☐	☐

6. In his or her discretion, with respect to any amendment or variation to the matters specified above, or on any further or other business as may properly come before the Meeting or any continuation of the Meeting after any adjournment.

Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

Interim Financial Statements		Annual Reports
☐	Mark this box if you would like to receive interim financial statements and accompanying management's discussion and analysis by mail.	☐	Mark this box if you DO NOT want to receive the Annual Report and accompanying management's discussion and analysis by mail.

If you do not mark the box, or do not return this PROXY, then it will be assumed you do NOT want to receive interim financial statements.

PRELIMINARY COPY

9th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com

Security Class

Holder Account Number

  Form of Proxy for Holders of In-the-Money Options — Annual and Special Meeting to be held on                 , 2006

This Form of Proxy is solicited by and on behalf of Management.

Notes to proxy

1.
Every holder of an option exerciseable for common shares of 724 Solutions Inc. (the "Corporation") having an exercise price less than $3.34 ("In-the-Money Options") has the right to appoint some other person of their choice, who need not be a holder of In-the-Money Options, to attend and act on their behalf at the Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).

2.
If the In-the-Money Options are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3.
This proxy should be signed in the exact manner as the name appears on the proxy.

4.
If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5.
The In-the-Money Options represented by this proxy will be voted as directed by the holder, however, if you appoint the Management representatives as your proxy and such a direction is not made in respect of any matter, this proxy will be voted as recommended by Management unless you abstain in which case your vote will not be counted for or against the applicable matter.

6.
The In-the-Money Options represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the In-the-Money Options will be voted accordingly.

7.
This proxy confers discretionary authority in respect of amendments to matters identified in the Notice of Annual and Special Meeting or other matters that may properly come before the Meeting.

VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

Voting by mail may be the only method for securities held in the name of a corporation or holdings being voted on behalf of another individual.
Voting by mail or by internet, are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined below to vote this proxy. Please have this proxy in hand when you call.

• Call the toll free number listed BELOW from a touch tone telephone. There is NO CHARGE for this call.
• Proxy Instructions must be received by 5:00 p.m. (Pacific Daylight Time),                        , 2006.
1-866-732-VOTE (8683) Toll Free	• Go to the following web site: www.computershare.com/proxy • Proxy Instructions must be received by 5:00 p.m. (Pacific Daylight Time), , 2006.

To vote by telephone or the Internet, you will need to provide your HOLDER ACCOUNT NUMBER and ACCESS NUMBER listed below.

CONTROL NUMBER	HOLDER ACCOUNT NUMBER	ACCESS NUMBER

If you vote by telephone or the Internet, DO NOT mail back this proxy.

Proxies submitted must be received by 5:00 p.m. (Pacific Daylight Time), on                        ,                         , 2006.

Appointment of Proxyholder

I/We being holder(s) of In-the-Money Options hereby appoint: J. Ian Giffen, or failing him James D. Dixon or failing him Barry J. Reiter	OR	Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting.

as my/our proxyholder with full power of substitution and to vote all In-the-Money Options represented by this proxy in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual and Special Meeting (the "Meeting") of securityholders of the Corporation to be held at the Fess Parker's Double Tree Resort, 633 East Cabrillo Boulevard, Santa Barbara, CA 93103 on                        , 2006 at 9:00 a.m., Pacific Daylight Time, and at any continuation of the Meeting following any adjournment.

Resolution Management recommends a vote FOR the following resolution. Please read the resolution in full in the accompanying Management Information Circular and Proxy Statement.

			For	Against	Abstain
1.	A special resolution (the "Arrangement Resolution") approving the arrangement of the Corporation under Section 182 of the OBCA, the full text of which is attached as Appendix A to the Management Information Circular and Proxy Statement.	➢	☐	☐	☐
2.
In his or her discretion, with respect to any amendment or variation to the matters specified above, or on any further or other business as may properly come before the Meeting or any continuation of the Meeting after any adjournment.

Authorized Signature(s) — Sign Here — This section must be completed for your instructions to be executed.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by Management.

Signature(s)

Date

QuickLinks

NOTICE OF ANNUAL AND SPECIAL MEETING
TABLE OF CONTENTS
TABLE OF APPENDICES
INFORMATION CONTAINED IN THIS MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
NOTICE TO UNITED STATES HOLDERS OF COMMON SHARES
SUMMARY TERM SHEET
The Arrangement and Related Matters
Shareholder Voting and Related Matters
The Position of the Board and the Special Committee, the Austin Ventures Parties and the Chief Executive Officer
Interests of Our Directors and Executive Officers
Voting by Holders of Options and Related Matters
General Matters
INFORMATION REGARDING FORWARD-LOOKING STATEMENTS
SPECIAL FACTORS
PARTICULARS OF THE ARRANGEMENT
THE ARRANGEMENT AGREEMENT
DISSENT RIGHTS OF SHAREHOLDERS
THE CONTINUANCE
TERMINATION OF RIGHTS PLAN
ADJOURNMENT OF MEETING
INFORMATION CONCERNING THE AUSTIN VENTURES PARTIES
INFORMATION CONCERNING THE CORPORATION
RISK FACTORS
PROCEDURES FOR THE SURRENDER OF SHARE CERTIFICATES AND PAYMENT
PURCHASES AND SALES OF COMMON SHARES
APPOINTMENT AND REVOCATION OF PROXIES
FINANCIAL STATEMENTS AND AUDITORS' REPORT
VOTING SECURITIES AND PRINCIPAL HOLDERS
ELECTION OF DIRECTORS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
DIRECTORS AND OFFICERS INSURANCE
COMPENSATION OF DIRECTORS
COMPLIANCE WITH SECTION 16(A) OF THE U.S. EXCHANGE ACT
STATEMENT OF CORPORATE GOVERNANCE PRACTICES
INTERESTS OF INSIDERS IN MATERIAL TRANSACTIONS
REPORT OF THE AUDIT COMMITTEE
APPOINTMENT OF AUDITORS
SHAREHOLDER PROPOSALS
ADDITIONAL INFORMATION
APPROVAL BY BOARD OF DIRECTORS
APPENDIX A ARRANGEMENT RESOLUTION RESOLUTION FOR CONSIDERATION BY SHAREHOLDERS AND HOLDERS OF IN-THE-MONEY OPTIONS
APPENDIX B CONTINUANCE RESOLUTION
APPENDIX C ARRANGEMENT AGREEMENT
RECITALS
AGREEMENT
ARTICLE 1 INTERPRETATION
ARTICLE 2 THE ARRANGEMENT
ARTICLE 3 REPRESENTATIONS AND WARRANTIES
ARTICLE 4 COVENANTS
ARTICLE 5 CONDITIONS
ARTICLE 6 AMENDMENT AND TERMINATION
ARTICLE 7 GENERAL
SCHEDULE A ARRANGEMENT RESOLUTION
SCHEDULE B PLAN OF ARRANGEMENT
ARTICLE 1 INTERPRETATION
ARTICLE 2 PURPOSE AND EFFECT OF THE PLAN OF ARRANGEMENT
ARTICLE 3 THE ARRANGEMENT
ARTICLE 4 PAYMENT
ARTICLE 5 RIGHTS OF DISSENT
ARTICLE 6 AMENDMENTS
ARTICLE 7 FURTHER ASSURANCES
SCHEDULE C REPRESENTATIONS AND WARRANTIES OF 724 SOLUTIONS
SCHEDULE D REPRESENTATIONS AND WARRANTIES OF HOLDINGS
APPENDIX D PLAN OF ARRANGEMENT
ARTICLE 1 INTERPRETATION
ARTICLE 2 PURPOSE AND EFFECT OF THE PLAN OF ARRANGEMENT
ARTICLE 3 THE ARRANGEMENT
ARTICLE 4 PAYMENT
ARTICLE 5 RIGHTS OF DISSENT
ARTICLE 6 AMENDMENTS
ARTICLE 7 FURTHER ASSURANCES
APPENDIX E INTERIM ORDER
APPENDIX F NOTICE OF APPLICATION FOR THE FINAL ORDER
APPENDIX G RIGHTS OF CONTINUANCE DISSENTING SHAREHOLDERS AND ARRANGEMENT DISSENTING SHAREHOLDERS
APPENDIX H FAIRNESS OPINION
APPENDIX I FORMAL VALUATION
SVN 5-Year Stock Price
SVNX 5-Year Stock Price
APPENDIX J AUDIT COMMITTEE CHARTER
APPENDIX K RECORD ATTENDANCE BY DIRECTORS
APPENDIX L BOARD OF DIRECTORS MANDATE
APPENDIX M FORM 10-Q For the Three Month Period Ended March 31, 2006
Table of Contents
724 SOLUTIONS INC. CONSOLIDATED BALANCE SHEETS (In thousands of U.S. dollars) March 31, 2006 and December 31, 2005
724 SOLUTIONS INC. CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands of U.S. dollars) Three months ended March 31, 2006 and 2005 (Unaudited)
724 SOLUTIONS INC. CONSOLIDATED STATEMENTS OF SHAREHOLDERS' EQUITY (DEFICIT) AND COMPREHENSIVE INCOME (LOSS) (In thousands of U.S. dollars, except share amounts) Three months ended March 31, 2006 and 2005 (unaudited)
724 SOLUTIONS INC. CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands of U.S. dollars) Three months ended March 31, 2006 and 2005 (Unaudited)
SIGNATURES
CERTIFICATION
CERTIFICATION
CERTIFICATION
CERTIFICATION
LETTER OF TRANSMITTAL WITH RESPECT TO THE COMMON SHARES OF THE CORPORATION
SUBSTITUTE FORM W-9 TO BE COMPLETED BY U.S. SHAREHOLDERS ONLY
INSTRUCTIONS
FOR U.S. SHAREHOLDERS ONLY GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9